             As filed with the Securities and Exchange Commission

                              on January 30, 1998
                      Registration No. 33-42927; 811-6419

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________
                                  FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

                        Post-Effective Amendment No. 41               [x]

                                      And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]

                               Amendment No. 42                       [x]
                       (Check appropriate box or boxes)
                           ________________________

                            STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[x]  Immediately upon filing pursuant  [_] on _________ pursuant
     to Rule 485(b), or                    to Rule 485(b)

[_]  60 days after filing pursuant     [_] on _________ pursuant
     to Rule 485(a)(1), or                 to Rule 485(a)(1)

[_]  75 days after filing pursuant     [_] on ___________pursuant
     to Rule 485(a)(2), or                 to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             EXPLANATORY NOTE
                             ----------------

        This Post-Effective Amendment to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement certain financial information for the fiscal periods ended September 30, 1997 and March 31, 1997 for the following of the Company's funds and classes: the Institutional Class of the Balanced Fund, Equity Value Fund, Growth Fund, and Small Cap Fund ("Equity Funds"); the Institutional Class of the Intermediate Bond Fund, Short-Intermediate U.S. Government Income Fund, and U.S. Government Income Fund ("Income Funds"); the Institutional Class of the National Tax-Free Money Market Mutual Fund, Prime Money Market Mutual Fund, and Treasury Money Market Mutual Fund ("Money Market Funds"); Class S of the Money Market Mutual Fund; the single class shares of the Money Market Trust; Class A shares of the Prime Money Market Mutual Fund; the Administrative Class of the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund; the Service Class of the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund; Class E of the Treasury Money Market Mutual Fund; the single class shares of the Overland Express Sweep
Fund; and the Institutional Class of the Arizona Tax-Free Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, National Tax-Free Fund, and Oregon Tax-Free Fund, ("Tax-Free Income Funds").

        This Amendment also makes certain non-material changes to the Registration Statement. The Amendment does not affect the Registration Statement, prospectuses or Statements of Additional Information ("SAIs") for the Company's other Funds or classes.

                           STAGECOACH FUNDS, INC.
                           ----------------------
                            Cross Reference Sheet
                            ---------------------

                              (Plain English)*
                              ---------------

Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------
1                       Cover Page
2                       Summary of Expenses
3                       Financial Highlights
                        How to Read the Financial Highlights
4                       General Investment Risks
                        Key Information
                        Organization and Management of the Funds
                        The (Name of) Fund
5                       Organization and Management of the Funds
                        Summary of Expenses
6                       Other Information
7                       Exchanges
                        Other Information
                        Your Fund Account
8                       Other Information
                        Exchanges
                        Your Fund Account
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------

10                      Cover Page
11                      Table of Contents
12                      Historical Fund Information
13                      Additional Permitted Investment Activities
                        Appendix
                        Investment Restrictions
                        Risk Factors
14                      Management
15                      Management
16                      Fund Expenses
                        Independent Auditors
                        Management
17                      Portfolio Transactions
                        Capital Stock
                        Other
19                      Additional Purchase and Redemption Information
                        Determination of Net Asset Value
20                      Federal Income Taxes
21                      Management
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------
24-32                   Information required to be included in Part C is set
                        forth under the appropriate Item, so numbered, in Part
                        C of this Document.



*Plain-English refers to the following of the Company's funds and classes: the Institutional Class of the Balanced Fund, Equity Value Fund, Growth Fund, and Small Cap Fund ("Equity Funds"); the Institutional Class of the Intermediate Bond Fund, Short-Intermediate U.S. Government Income Fund, and U.S. Government Income Fund ("Income Funds"); the Institutional Class of the National Tax-Free Money Market Mutual Fund, Prime Money Market Mutual Fund, and Treasury Money Market Mutual Fund ("Money Market Funds"); the Administrative Class of the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund; the Service Class of the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund; the single class shares of the Overland Express Sweep Fund; and the Institutional Class of the Arizona Tax-Free Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, National Tax-Free Fund, and Oregon Tax-Free Fund, ("Tax-Free Income Funds").

                           STAGECOACH FUNDS, INC.
                           ----------------------
                            Cross Reference Sheet
                            ---------------------

                            (Non-Plain English)**
                            ---------------------

Form N-1A Item Number
---------------------

Part A                          Prospectus Captions
------                          -------------------
1                               Cover Page
2                               Prospectus Summary
                                Summary of Fund Expenses
3                               Financial Highlights
4                               The Fund(s) and Management
                                Prospectus Appendix - Additional Investment
                                  Policies
5                               How the Fund(s) Work(s)
                                The Fund(s) and Management
                                Management, (Distribution) and Servicing Fees
6                               Investing in the Fund(s)
                                The Fund(s) and Management
7                               Investing in the Fund(s)
                                Dividend and Capital Gain Distributions
                                Taxes
8                               Investing in the Fund(s)
                                How to Redeem Shares
9                               Not Applicable

Part B                          Statement of Additional Information Captions
------                          --------------------------------------------
10                              Cover Page
11                              Table of Contents
12                              Historical Fund Information
13                              Additional Permitted Investment Activities
                                Appendix
                                Investment Restrictions
                                Risk Factors
14                              Management
15                              Management
16                              Fund Expenses
                                Independent Auditors
                                Management
17                              Portfolio Transactions
                                Capital Stock
                                Other
19                              Additional Purchase and Redemption Information
                                Determination of Net Asset Value
20                              Federal Income Taxes
21                              Management
22                              Performance Calculations
23                              Financial Information

Part C                          Other Information
------                          -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.



**Non-Plain English refers to the following of the Company's Funds and Classes:
Class S of the Money Market Mutual Fund, the single class shares of the Money Market Trust, Class A of the Prime Money Market Mutual Fund, and Class E of the Treasury Money Market Mutual Fund.

February 1, 1998
                              STAGECOACH FUNDS/R/

Stagecoach
        Equity Funds
Prospectus





Balanced Fund                Please read this Prospectus and keep it for future
                             reference. It is designed to provide you with
Equity Value Fund            important information and to help you decide if a
                             Fund's goals match your own.
Growth Fund
                             These securities have not been approved or
Small Cap Fund               disapproved by the U.S. Securities and Exchange
                             Commission, any state securities commission or any
                             other regulatory authority, nor have any of these
Institutional Class          authorities passed upon the accuracy or adequacy of
                             this Prospectus. Any representation to the contrary
                             is a criminal offense.
Investment Advisor
and Administrator:           Fund shares are NOT deposits or other obligations
                             of, or issued, endorsed or guaranteed by, Wells
Wells Fargo Bank             Fargo Bank, N.A. ("Wells Fargo Bank"), or any of
                             its affiliates. Fund shares are NOT insured or
Distributor and              guaranteed by the U.S. Government, the Federal
Co-Administrator:            Deposit Insurance Corporation ("FDIC"), the Federal
                             Reserve Board or any other governmental agency. AN
Stephens Inc.                INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
                             INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents

                                Key Information                  4

                                Summary of Expenses              6
--------------------------------------------------------------------------------

The Funds                       Balanced Fund                    8

This section contains           Equity Value Fund               12
important information
about the individual            Growth Fund                     16
Funds.
                                Small Cap Fund                  20

                                General Investment Risks        24
--------------------------------------------------------------------------------

Your Account                    Your Fund Account               29

Turn to this section for        How to Buy Shares               30
information on how to
open and maintain               How to Sell Shares              31
your account, including
how to buy, sell and            Exchanges                       32
exchange Fund shares.
                                Other Information               33
--------------------------------------------------------------------------------

Reference                       Organization and
                                  Management of the Funds       36
Look here for
details on the                  How to Read the Financial
organization of                   Highlights                    40
the Funds and                   Glossary                        42
term definitions.

About This Prospectus
--------------------------------------------------------------------------------
What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                  Important  information you should look for:
--------------------------------------------------------------------------------

                  Investment Objective and Investment Policies

[LOGO OF          What is the Fund trying to achieve? How do we intend to invest
 ARROW]           your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

                  Permitted Investments

[LOGO OF          A summary of the Fund's key permitted investments and
 PERCENT          practices.
 SIGN]
--------------------------------------------------------------------------------
                  Important Risk Factors

[LOGO OF          What are key risk factors for this Fund? This will include the
 EXCLAMATION      factors described in "General Investment Risks" together with
 POINT]           any special risk factors for the Fund.
--------------------------------------------------------------------------------

                  Additional Fund Facts

[LOGO OF          Provides additional information about the Fund.
 ADDITION
 SIGN]
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969.

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Equity Funds

The Funds described in this Prospectus invest primarily in equity securities, except as indicated. As described, they may seek long-term capital appreciation, total return, current income or a combination of these objectives. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

*       you are looking to add equity investments to your portfolio;
*       you have an investment horizon of at least three to five years; and

* you are willing to accept the risks of equity investing, including the risk that share prices may rise and fall significantly.

You should not invest in these Funds if:

* you are looking for FDIC insurance coverage or guaranteed rates of return;

* you are unwilling or unable to accept that you may lose money on your investment;

* you are unwilling to accept the risks involved in the securities markets; or

*       you are seeking monthly dividend income.

What are Institutional shares?

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

4       Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

Dividends

We pay dividends, if any, quarterly for the Funds listed in this Prospectus, except for the Small Cap Fund, which pays annual dividends.



                                         Stagecoach Equity Funds Prospectus  5

Equity Funds                                           Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
Shareholder Transaction Expenses
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                    Balanced        Equity          Growth          Small Cap
                                                     Fund         Value Fund         Fund             Fund
----------------------------------------------------------------------------------------------------------------
Maximum sales charge on a purchase                  None           None            None             None
----------------------------------------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                                         None           None            None             None
----------------------------------------------------------------------------------------------------------------
Maximum sales charge on
  Redemptions                                       None           None            None             None
----------------------------------------------------------------------------------------------------------------
Exchange fees                                       None            None            None             None
=================================================================================================================
Annual Fund Operating Expenses (as a Percentage of Average Net Asset)
=================================================================================================================
Annual Fund Operating Expenses reflect amounts paid by each Fund during the prior fiscal period. For the Balanced and Equity Value Funds they have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
-----------------------------------------------------------------------------------------------------------------
                                                    Balanced          Equity             Growth         Small Cap
                                                      Fund          Value Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------
Management fee
  (after waivers)                                   0.54%              0.50%              0.50%            0.60%
------------------------------------------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)                 0.63%              0.57%              0.51%            0.15%
------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after waivers or reimbursements)                 1.17%              1.07%              1.01%             0.75%
------------------------------------------------------------------------------------------------------------------
Management fee
  (before waivers)                                  0.60%              0.50%              0.50%             0.60%
------------------------------------------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)                0.58%              0.57%              0.51%             1.05%
------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
  (before waivers or reimbursements)                1.18%              1.07%              1.01%             1.65%
------------------------------------------------------------------------------------------------------------------



6       Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
Example of expenses - this example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
================================================================================
You would pay the following expenses on a $1,000 investment             Balanced     Equity        Growth       Small Cap
assuming a 5% annual return and that you redeem your shares               Fund     Value Fund       Fund          Fund
at the end of each period.
------------------------------------------------------------------------------------------------------------------------------------

1 year                                                                   $12           $11            $10          $8
------------------------------------------------------------------------------------------------------------------------------------

3 years                                                                  $37           $34            $32         $24
------------------------------------------------------------------------------------------------------------------------------------

5 years                                                                  $64           $59            $56         $42
------------------------------------------------------------------------------------------------------------------------------------

10 years                                                                $142          $131           $124         $93
------------------------------------------------------------------------------------------------------------------------------------


                                          Stagecoach Equity Funds Prospectus  7

Balanced Fund
--------------------------------------------------------------------------------

Portfolio Managers:     Rex Wardlaw (since 2/97)

                        Scott Smith (since 2/98)
--------------------------------------------------------------------------------

[LOGO OF      Investment Objective
 ARROW]
              The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

              Investment Policies

              We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in common stocks and the remainder in debt securities. By actively managing both the equity and fixed-income portion of the Fund's portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We invest the fixed-income portion of our portfolio in corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.
--------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
 PERCENT
 SIGN]        Under normal market conditions, we invest:

              * between 30% and 70% of our assets in common stocks, with the remainder invested in debt securities.

              Under normal market conditions we invest the equity portion of the Fund's portfolio in:

              * both large, well-established companies and smaller companies with market capitalization exceeding $50 million; and

              * foreign companies through American Depository Receipts and similar instruments, up to 25% of total assets.

              Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:


8       Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------
              * commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

              * corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better; and

              * mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa" (Moody's) or better.

              We may also invest in zero coupon bonds.

              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of

-------------------------------------------------------------------------------
              Important Risk Factors

[LOGO OF      You should consider both the General Investment Risks beginning on
 EXCLAMATION  page 24 and the specific risks listed below. They are both
 POINT]       important to your investment choice.

              Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective attempts to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. Also, stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------
              Additional Fund Facts

[LOGO OF      Tamyra Thomas is the manager of the income portion of the Fund and
 ADDITION     Rex Wardlaw is the manager of the equity portion. They jointly
 SIGN]        determine the portfolio's asset allocation.

              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



                                           Stagecoach Equity Funds Prospectus 9


Balanced Fund                                             Financial Highlights
See "Historical Fund Information" on page 33.
                          See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Institutional Class Shares -            Investor Shares
                                        Commenced on October 1, 1995
                                        ----------------------------------------------------------------
                                        Sept. 30,           Mar. 31,   Sept. 30,    Sept. 30,   May 31,
                                         1997/1/            1997/2/    1996/3/       1995        1995
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $12.00             $11.45      $11.84       $11.67      $12.71
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             0.22               0.21        0.40         0.46/4/     0.43/4/
  Net realized and unrealized gain (loss)
    on investments                         1.68               0.74        0.89         0.68/4/    (0.13)/4/
--------------------------------------------------------------------------------------------------------
Total from investment operations           1.90               0.95        1.29         1.14        0.30
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.22)             (0.21)      (0.40)       (0.47)      (0.46)
  Distributions from net realized gain     0.00              (0.19)      (1.28)       (0.50)      (0.88)
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.22)             (0.40)      (1.68)       (0.97)      (1.34)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.68             $12.00      $11.45       $11.84      $11.67
--------------------------------------------------------------------------------------------------------
Total return (not annualized)             15.86%              8.27%      10.80%       10.62%       2.30%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)      $54,605            $55,456     $72,327      $89,034     $108,290
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.95%              0.95%       0.94%        1.03%       1.09%
  Ratio of net investment income to
    average net assets                     3.14%              3.30%       3.29%        4.05%       3.55%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                           27%                43%        131%          90%         35%
--------------------------------------------------------------------------------------------------------
Average commission rate paid ($)         0.0666             0.0802      0.0603          --           --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 1.23%              1.18%       1.11%        1.05%       1.11%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      2.86%              3.07%       3.12%        4.03%       3.53%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Share Calendar-Year
Returns                                                                    1996         1995        1994
========================================================================================================
Returns for other share classes may vary                                   16.39%       17.71%     -3.80%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/1/   Unaudited financial statements.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.

10      Stagecoach Equity Funds Prospectus


                          See "How to Read the Financial Highlights" on page 40.
========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Investor Shares
                                        ----------------------------------------------------------------
                                        Sept. 30,          Sept. 30,    Sept. 30,
                                         1992               1991         1990
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $10.80            $ 9.50       $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             0.42/4/           0.52         0.14
  Net realized and unrealized gain (loss)
    on investments                        (0.53)/4/          1.40        (0.64)
--------------------------------------------------------------------------------------------------------
Total from investment operations           0.95              1.92        (0.50)
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.43)            (0.62)        --
  Distributions from net realized gain    (0.14)              --          --
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.57)            (0.62)        --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.18            $10.80      $ 9.50
--------------------------------------------------------------------------------------------------------
Total return (not annualized)              9.03%            20.78%     (5.00)%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $65,226            $50,038     $33,185
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                            1.02%              0.96%      0.93%
  Ratio of net investment income to
    average net assets                    3.76%              5.88%      5.87%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                          49%                30%        12%
--------------------------------------------------------------------------------------------------------
Average commission rate paid ($)             --                --         --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                1.11%              1.18%      1.60%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                     3.60%              5.66%      5.20%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Shares Calendar-Year          1992         1991
Returns
========================================================================================================
Returns for other share classes may vary    8.79%        18.53%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/3/  The Fund changed its Investment Advisor during this fiscal year.

/4/  Per share data are based upon average monthly shares outstanding.


                                          Stagecoach Equity Funds Prospectus  11

Equity Value Fund
--------------------------------------------------------------------------------

              Portfolio Managers:     Rex Wardlaw (since 1/97)

                                      Allen Wisniewski (since 9/96)
--------------------------------------------------------------------------------

[LOGO OF      Investment Objective
 ARROW]
              The Equity Value Fund seeks to provide investors with long-term capital appreciation.

              Investment Policies

              We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stock. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.
--------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
 PERCENT
 SIGN]        Under normal market conditions, we invest:

              * primarily in common stocks of both large, well-established companies and smaller companies with market capitalizations exceeding $50 million;

              * in debt instruments that may be converted into the common stock of both U.S. and foreign companies; and

              * up to 25% of our assets in foreign companies through American Depository Receipts and similar instruments.

              We may also purchase convertible securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.



12      Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
              Important Risk Factors

              You should consider both the General Investment Risks beginning on page 24 and the specific risks listed below. They are both important to your investment.

              Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------
              Additional Fund Facts

              Our strategy of buying attractive stocks which appear to be selling for less than their intrinsic value is commonly known as a value strategy.

              For information on Fund fee and expenses, see "Summary of Expenses" on page 6.



                                          Stagecoach Equity Funds Prospectus  13


Equity Value Fund                                          Financial Highlights
See "Historical Fund Information" on page 33.
                          See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Institutional Class Shares -            Investor Shares
                                        Commenced on October 1, 1995
                                        ----------------------------------------------------------------
                                        Sept. 30,           Mar. 31,   Sept. 30,    Sept. 30,   Sept. 30,
                                         1997/1/            1997/2/    1996/3/       1995        1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $14.43             $12.65      $13.27       $12.36      $13.17
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.09               0.09        0.22         0.24/4/     0.20/4/
  Net realized and unrealized gain (loss)
    on investments                         3.48               1.89        1.61         1.63/4/     0.74/4/
--------------------------------------------------------------------------------------------------------
Total from investment operations           3.57               1.98        1.83         1.87        0.94
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.09)             (0.08)      (0.23)       (0.25)      (0.21)
  Distributions from net realized gain     0.00              (0.12)      (0.22)       (0.71)      (1.54)
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.09)             (0.20)      (2.45)       (0.96)      (1.75)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $17.91             $14.43      $12.65       $13.27      $12.36
--------------------------------------------------------------------------------------------------------
Total return (not annualized)             24.79%             15.73%      14.58%       16.58        7.49%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $220,963           $193,161    $206,620     $170,406    $168,852
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.95%              0.95%       0.87%        0.96%       0.99%
  Ratio of net investment income to
    average net assets                     1.11%              1.25%       1.69%        1.97%       1.60%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                           21%                45%         91%          75%         41%
--------------------------------------------------------------------------------------------------------
Average commission rate paid ($)         0.0656             0.0800      0.0558          --           --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 0.99%              0.99%       0.92%        0.98%       1.01%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      1.07%              1.21%       1.64%        1.95%       1.58%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Share Calendar-Year Returns                                  1996         1995       1994
========================================================================================================
Returns for other share classes may vary                                  26.69%      24.37%    -1.71%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.

14      Stagecoach Equity Funds Prospectus


                          See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Investor Shares
                                        ----------------------------------------------------------------
                                        Sept. 30          Sept. 30     Sept. 30       Sept. 30
                                          1993              1992         1991           1990
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 10.73            $10.45       $ 8.48          $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     0.21/4/           0.20/4/     0.28             0.08
  Net realized and unrealized gain (loss)
    on investments                          2.75/4/           0.49/4/     1.98            (1.60)
--------------------------------------------------------------------------------------------------------
Total from investment operations            2.96              0.69        2.26            (1.52)
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income     (0.23)            (0.22)      (0.29)            0.00
  Distributions from net realized gain     (0.29)             0.19        0.00             0.00
--------------------------------------------------------------------------------------------------------
Total from distributions                   (0.52)            (0.41)      (0.29)            0.00
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 13.17            $10.73      $10.45           $ 8.48
--------------------------------------------------------------------------------------------------------
Total return (not annualized)             28.22%             6.81%       27.05%          (15.20)%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)       $140,551         $92,915      $68,412           $26,100
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.98%             1.02%        0.98%             0.91%
  Ratio of net investment income to
    average net assets                     1.73%             1.86%        2.69%             3.38%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                           82%               78%          36%               21%
--------------------------------------------------------------------------------------------------------
Average commission rate paid                0.0               0.0          0.0               0.0
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 0.99%              1.02%        1.11%            1.86%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                     1.72%               1.86%        2.56%            2.43%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Share Calendar-Year Returns              1993         1992       1991
========================================================================================================
Returns for other share classes may vary              25.82%       10.54%      20.79%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

3  The Fund changed its Investment Advisor during this fiscal year.

4  Per share data are based upon average monthly shares outstanding.


                                          Stagecoach Equity Funds Prospectus  15

Growth Fund
--------------------------------------------------------------------------------

              Portfolio Managers:     Allen Ayvazian (since 12/97)

                                      Kelli Hill (since 2/97)

--------------------------------------------------------------------------------
[LOGO OF      Investment Objective
 ARROW]
              The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

              Investment Policies

              We actively manage a diversified portfolio of common stock and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, or have above-average dividends yields. We look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stock's own price history. We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

--------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
 PERCENT
 SIGN]        Under normal market conditions, we invest:

              * at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;

              * at least 65% of our total assets in income producing securities;

              * the majority of our assets in issues of companies with market capitalizations that fall within the range of the Russell 1000 Index (as of December 1997, this range was from $3.0 billion to $240.0 billion. The range is expected to change frequently);

              * up to 25% of our assets in American Depositary Receipts and similar instruments; and

              * up to 15% of our assets in emerging markets.

              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


16      Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
              Important Risk Factors

[LOGO OF      You should consider both the General Investment Risks beginning on
 EXCLAMATION  page 24 and the specific risks listed below. They are both
 POINT]       important to your investment choice.

              Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------
              Additional Fund Facts

[LOGO OF     We have a quarterly dividend policy. The Fund is not suitable for
 ADDITION    investors requiring monthly income. Prior to December 15, 1997, the
 SIGN]       Fund was known as the "Growth and Income Fund".

             For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



                                          Stagecoach Equity Funds Prospectus  17

Growth Fund                                              Financial Highlights
                          See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

================================================================================
For a Share Outstanding
================================================================================
For the period ended:                   Institutional Class Shares -
                                        Commenced on September 6, 1996
                                        ----------------------------------------
                                        Sept. 30,      March 31,      Sept. 30,
                                         1997/1/        1997/2/         1996/3/
--------------------------------------------------------------------------------
Net asset value, beginning of period      $22.52        $21.01         $20.03
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     0.09          0.09           0.02
  Net realized and unrealized gain
     on investments                         4.63          1.57           0.97
--------------------------------------------------------------------------------
Total from investment operations            4.72          1.66           0.99
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income     (0.09)        (0.09)         (0.01)
  Distributions from net realized gain      0.00         (0.06)          0.00
--------------------------------------------------------------------------------
Total from distributions                   (0.09)        (0.15)         (0.01)
--------------------------------------------------------------------------------
Net asset value, end of period            $27.15        $22.52         $21.01
--------------------------------------------------------------------------------
Total return (not annualized)              20.98%         7.92%          3.41%
--------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)       $21,807       $19,719       $ 18,508
--------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets   0.97%         1.01%          0.96%
  Ratio of net investment income to
    average net assets                      0.69%         0.78%          1.27%
--------------------------------------------------------------------------------
Portfolio turnover                            51%            40            83%
--------------------------------------------------------------------------------
Average commission rate paid ($)         $0.0633        $0.0799       $0.0702
--------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses              0.97%         N/A           N/A
--------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                  0.69%         N/A           N/A
--------------------------------------------------------------------------------

================================================================================
Institutional Share Calendar-Year Returns                               1996
================================================================================
Returns for other share classes may                                     21.48%
vary due to different fees and expenses.
This return reflects fee waivers and
reimbursements, does not reflect sales
loads, is not a guarantee of future
performance and has not been audited.
--------------------------------------------------------------------------------

/1/   Unaudited financial statements.

/2/   The Fund changed its fiscal year-end from September 30 to March 31.
/3/   The Fund changed fiscal year-end from December 31 to September 30.
/4/ For the period prior to September 6, 1996, this figure reflects the performance and expenses of the Fund's Class A shares.

18    Stagecoach Equity Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Fund

-------------------------------------------------------------------------------
              Portfolio Managers:     Jon Hickman (since 9/96)

                                      Kenneth Lee (since 6/97)

--------------------------------------------------------------------------------
[LOGO OF      Investment Objective
 ARROW]
              The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

              Investment Policies

              We actively manage a diversified portfolio of the common stock of growth-oriented smaller companies. We define smaller companies as those whose market capitalization falls within the range of the Russell 2000 Index. As of December 1997, that range was between $200.0 million and $3.0 billion. This range is expected to change frequently and we may sometimes invest in companies whose market capitalizations are smaller or larger than the range. We will, however, sell the stock of companies whose market capitalization grows above $2 billion.

              We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

--------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
 PERCENT
 SIGN]        Under normal market conditions, we invest:

              * in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

              * in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

              * up to 40% of our assets in initial public offerings or recent start-ups and newer issues;

              * up to 25% of our assets in foreign companies through American Depository Receipts or similar issues; and

              * up to 15% of our portfolio in emerging markets.

              We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests


20  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------
              or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.

--------------------------------------------------------------------------------
              Important Risk Factors

[LOGO OF      You should consider both the General Investment Risks beginning on
 EXCLAMATION  page 24 and the specific risks listed below. They are both
 POINT]       important to your investment choice.

              This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

              * pay low or no dividends;

              * have smaller market capitalizations;

              * have less market liquidity;

              * have no or relatively short operating histories, or are newly public companies or are initial public offerings;

              * have aggressive capital structures including high debt levels;
              or

              * are involved in rapidly growing or changing industries and/or new technologies.

              Because we invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

--------------------------------------------------------------------------------
[LOGO OF      Additional Fund Facts
 ADDITION
 SIGN]        We have an annual dividend policy. You should not invest in the
              Fund if you are looking for monthly income.

              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



                                           Stagecoach Equity Funds Prospectus 21

Small Cap Fund                                            Financial Highlights
See "Historical Fund Information" on page 33.
                              See "How to Read Financial Highlights" on page 40.
--------------------------------------------------------------------------------

================================================================================
For a Share Outstanding
================================================================================
For the period ended:                   Institutional Class Shares -
                                        Commenced on September 16, 1996
                                        ----------------------------------------
                                        Sept. 30,      March 31,      Sept. 30,
                                         1997/1/        1997/2/         1996
--------------------------------------------------------------------------------
Net asset value, beginning of period      $19.01        $22.45         $22.01
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.01)        (0.02)          0.00
  Net realized and unrealized gain
    (loss) on investments                   9.23         (3.46)          0.44
--------------------------------------------------------------------------------
Total from investment operations            9.22         (3.44)          0.44
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income      0.00          0.00           0.00
  Distributions from net realized gain      0.00          0.00           0.00
--------------------------------------------------------------------------------
Total from distributions                    0.00          0.00           0.00
--------------------------------------------------------------------------------
Net asset value, end of period            $28.23        $19.01         $22.45
--------------------------------------------------------------------------------
Total return (not annualized)              48.50%       (15.32)%         2.00%
--------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)       $59,637       $29,200        $24,553
--------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
   net assets/3/                            0.75%         0.75%          1.60%
  Ratio of net investment income (loss)
   to average net assets/3/                (0.10)%/3/     0.16%/3/      (1.15)%
--------------------------------------------------------------------------------
Portfolio turnover                           120%           69%            10%
--------------------------------------------------------------------------------
Average commission rate paid ($)/4/         $0.0597      $0.0265        $0.0800
--------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses/3/           1.32          1.65           1.63
--------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses/3/                              (0.67)        (0.74)         (1.18)
--------------------------------------------------------------------------------

================================================================================
Institutional Share Calendar-Year Returns                1996            1995
================================================================================
Returns for other share classes may                      23.45%         69.60%
vary due to different fees and expenses.
These returns reflect fee waivers and
reimbursements, do not reflect sales
loads, are not a guarantee of future
performance and have not been audited.
--------------------------------------------------------------------------------

/1/ Unaudited financial statements.
/2/ The Fund changed its fiscal year-end to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio.

/4/ Reflects activity of the Master Portfolio.

22      Stagecoach Equity Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

*        We cannot guarantee that we will meet our investment objectives.

* We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as an Institution or investment advisors, offer or promise to make good any such losses.

* Share prices-and therefore the value of your investment-will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

* The Funds invest in equity securities that are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

* The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the security has adjustable or variable


24      Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

         rate features. Changes in market interest rates may also extend or shorten the duration of certain types of securities, such as asset-backed securities, thereby affecting their value and the return on your investment.

* The Funds that invest in smaller companies, foreign companies (including investments made through American Depository Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

* The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

* The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional information.

Counter-Party Risk- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.


                                           Stagecoach Equity Funds Prospectus 25

General Investment Risks
--------------------------------------------------------------------------------

Diplomatic Risk- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.


26      Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
--------------------------------------------------------------------------------

                                          Stagecoach Equity Funds Prospectus  27

--------------------------------------------------------------------------------

                                                                               Equity             Small
                                                                      Balanced  Value   Growth     Cap
=============================================================================================================
INVESTMENT PRACTICE:                    RISK:
=============================================================================================================
FLOATING AND VARIABLE RATE DEBT

Instruments with interest rates         Interest Rate and                 *         *        *       *
that are adjusted either                Credit Risk
on a schedule or when an index
or benchmark changes.
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

A transaction in which the              Credit and                        *         *        *       *
seller of a security agrees             Counter-Party Risk
to buy back a security at an
agreed upon time and
price, usually with interest.
--------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS

The temporary investment in             Market  Risk                      *         *        *        *
shares of another mutual fund.
A pro rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund,
will be borne by Fund shareholders.
--------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES

Securities issued by a non-U.S.         Information, Political,           *         *        *       *
company or debt of a foreign            Regulatory, Diplomatic,
government in the form of an            Liquidity and Currency
American Depository Receipt or          Risk.
similar instrument. Limited to
25% of assets.
--------------------------------------------------------------------------------------------------------------
EMERGING MARKETS

Investments in companies located        Information, Political,           *         *         *       *
or operating in countries               Regulatory, Diplomatic,
considered developing or to have        and Currency Risk.
"emerging" stock markets.
Generally, these investments have
the same type of risks as Foreign
Securities, but to a higher degree.
Limited to 15% of assets.
---------------------------------------------------------------------------------------------------------------
OPTIONS

The right or obligation to receive      Credit, Information, Leverage
or deliver a security or cash           and Liquidity Risk
payment depending on the security's
price or the performance of an index
or benchmark.
    ------------------------------------------------------------------------------------------------------------
    Options on Specific Securities                                        *         *                  *
    Options on a Stock Index                                                                           *
    Stock Index Futures and options on Stock                              *         *
        Index Futures to protect liquidity and portfolio value.
-----------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES

Securities that are not publicly        Liquidity Risk                    *         *         *        *
traded but which may be resold in
accordance with Rule 144A of the
Securities Act of 1933.
-----------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES

The practice of loaning securities      Credit, Leverage,                 *         *         *        *
in brokers dealers                     Counter-Party Risk
and financial institutions to
increase return on those securities.
Loans may be made in accordance with
existing investment policies and may
not exceed 33 1/3% of assets.
--------------------------------------------------------------------------------------------------------------
BORROWING POLICIES

The ability to borrow an equivalent     Leverage Risk                     *         *        *         *
of 10% of total assets from banks for
temporary purposes to meet
shareholder redemptions.
--------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES

A security that cannot be               Liquidity Risk                    *         *        *         *
readily sold, or cannot be
readily sold without negatively
affecting its fair price.
Limited to 10% of assets for the
Growth Funds, and limited to 15%
of assets for the other funds.
--------------------------------------------------------------------------------------------------------------


28  Stagecoach Equity Funds Prospectus

Your Fund Account

--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investments:

* Minimum, initial and subsequent investment amounts are determined by your Customer Account agreement with your Institution, and are generally:

         *        $1,000,000 per Fund minimum initial investment.

         *        $25,000 per Fund for all investments after your first.

Important Information:

* Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

* We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time.

* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

* Purchase orders and payments must be received in proper form by an Institution by 1:00 PM (Pacific time) on any business day to be processed on that day. Payment for a purchase order may be made by Institutions in funds available to us no later than the next business day. If such payment is not received, the order will be cancelled and the Institution will be responsible for any loss.

* We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.



                                          Stagecoach Equity Funds Prospectus  29

Your Fund Account
--------------------------------------------------------------------------------

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

* Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

* Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

* Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

* The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

* Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.


30  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

How to Sell Shares

Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General notes for selling shares

* We process requests we receive in proper form before the close of the New York Stock Exchange, usually 1:00 P.M. Pacific Time, at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

* Redemption proceeds are usually wired to the redeeming Institution the following business day.

* We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

* Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.


                                        Stagecoach Equity Funds Prospectus  31

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

* You should carefully read the Prospectus for the Fund into which you wish to exchange.

* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

*       You may make exchanges only between like share classes.



32   Stagecoach Equity Funds Prospectus

Other Information
--------------------------------------------------------------------------------


Dividend and Capital Gain Distribution

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Balanced Fund-The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990, until it was reorganized as a series of Stagecoach Funds, Inc. on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica series. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

                                         Stagecoach Equity Funds Prospectus 33

Other Information
--------------------------------------------------------------------------------

Equity Value Fund-The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990, until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica series. Prior to April 1, 1996, the Fund was advised by FICM. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Small Cap Fund-On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of Stagecoach Funds, Inc. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997 the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

Share Class - This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - The Institutions mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

34  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.




                                        Stagecoach Equity Funds Prospectus  35

Organization and Management of the Funds

--------------------------------------------------------------------------------
A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.



================================================================================
                                Shareholders
================================================================================
                   Institutions and Their Representatives
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                          Transfer and
 Distributor &                        Dividend Disbursing       Shareholder
Co-Administrator     Administrator          Agent             Servicing Agents
================================================================================
Stephens Inc.       Wells Fargo Bank     Wells Fargo Bank     Various
111 Center St.      525 Market St.       525 Market St.       Institutions
Little Rock, AR     San Francisco, CA    San Francisco, CA
Markets the         Manages the Funds'   Maintains records    Provide services
Funds, distributes  business activities  of shares and        to customers
shares, and manages                      supervises the
the Funds'                               paying of dividends
business activities
--------------------------------------------------------------------------------
                                      |
================================================================================
          Investment Advisor                       Custodian
================================================================================
Wells Fargo Bank, 525 Market St.,      Wells Fargo Bank, 525 Market St.,
San Francisco, CA                      San Francisco, CA
Manages the Funds'                     Provides safekeeping for the
investment activities                  Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             Board of Directors
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


36  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:


--------------------------------------------------------------------------------
Balanced Fund                                                          54%
--------------------------------------------------------------------------------
Equity Value Fund                                                      50%
--------------------------------------------------------------------------------
Growth Fund                                                            50%
--------------------------------------------------------------------------------

Small Cap Fund*                                                        60%
--------------------------------------------------------------------------------

* Prior to December 15, 1997, the Small Cap Fund invested all of its assets in a master portfolio with the same investment objective. The management fee shown was charged to and paid by the master portfolio.


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .04% of each Funds' assets for its role as co-administrator.



                                          Stagecoach Equity Funds Prospectus  37

Organization and Management of the Funds
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

--------------------------------------------------------------------------------
Balanced Fund                                                           .25%
--------------------------------------------------------------------------------
Equity Value Fund                                                       .25%
--------------------------------------------------------------------------------
Growth Fund                                                             .25%
--------------------------------------------------------------------------------
Small Cap Fund                                                          .25%
--------------------------------------------------------------------------------



38  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

*       Allen J. Ayvazian
        Managing Director and Chief Equity Officer
        With Wells Fargo since 1989.

*       Jon R. Hickman
        Managing Director
        Member of Wells Fargo Equity Strategy Committee

        Over 16 years of experience, he has been with Wells Fargo since 1986.

*       Scott Smith
        Senior Taxable Investments Specialist with Wells Fargo since 1988.

*       Kenneth Lee
        With Wells Fargo since 1993. Was with Wells Fargo Nikko Investment Advisors and Dean Witter prior to 1993.

*       Kelli Hill
        With Wells Fargo since 1987.

*       Rex Wardlaw, CFA
        With Wells Fargo since 1986.

*       Allen Wisniewski, CFA
        Member of Los Angeles Society of Financial Analysts
        With Wells Fargo since 1987.





                                         Stagecoach Equity Funds Prospectus  39

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Equity Value Fund for periods prior to October 1, 1995 and for the Growth Fund prior to January 1, 1992.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

Net Assets- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets- This ratio is the result of dividing net investment income (or loss) by average net assets.

40 Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Turnover- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Average Commission Rate Paid- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.

Total Return- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                          Stagecoach Equity Funds Prospectus  41

Glossary
--------------------------------------------------------------------------------

American Depository Receipts

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return".

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".


42  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived, in part, from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by the International Finance Corporation, the International Bank for Reconstruction and Development and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.


                                          Stagecoach Equity Funds Prospectus  43

Glossary
--------------------------------------------------------------------------------

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Initial Public Offering

The first time a company's stock is offered for sale to the public.

Investment-Grade

A type of bond rated in the top four investment categories by nationally recognized ratings organization such as Moody's or Standard & Poors. Generally these are bonds who's issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.


44  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current selling price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                                          Stagecoach Equity Funds Prospectus  45

Glossary
--------------------------------------------------------------------------------

Value Strategy

A type of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.

Warrants

The right to buy a stock at a set price for a set time.

Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

46  Stagecoach Equity Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional
Information has been filed with the SEC
and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other
important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


                        --------------------------------------------------------
                        STAGECOACH FUNDS:
                        --------------------------------------------------------
                        *  are not insured by the FDIC
                        * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank
                        * involve investment risk, including possible loss of principal.
                        --------------------------------------------------------


[LOGO OF RECYCLED PAPER]                                    SC EQI P (2/98)
Printed on Recycled Paper

                              STAGECOACH FUNDS/R/
February 1, 1998

Stagecoach
  Income Funds
Prospectus


Intermediate                    Please read this Prospectus and keep it for
Bond Fund                       future reference. It is designed to provide you
                                with important information and to help you
Short-Intermediate U.S.         decide if a Fund's goals match your own.
Government Income
Fund                            These securities have not been approved or
                                disapproved by the U.S. Securities and Exchange
U.S. Government                 Commission, any state securities commission or
Income Fund                     any other regulatory authority, nor have any of
                                these authorities passed upon the accuracy or
Institutional Class             adequacy of this Prospectus. Any representation
                                to the contrary is a criminal offense.
Investment Advisor
and Administrator:              Fund shares are NOT deposits or other
                                obligations of, or issued, endorsed or
Wells Fargo Bank                guaranteed by, Wells Fargo Bank, N.A. ("Wells
                                Fargo Bank"), or any of its affiliates. Fund
Distributor and                 shares are NOT insured or guaranteed by the U.S.
Co-Administrator:               Government, the Federal Deposit Insurance
                                Corporation ("FDIC"), the Federal Reserve Board
Stephens Inc.                   or any other governmental agency. AN INVESTMENT
                                IN A FUND INVOLVES CERTAIN RISKS, INCLUDING
                                POSSIBLE LOSS OF PRINCIPAL.

About This Prospectus
-------------------------------------------------------------------------------
What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

              Important  information you should look for:
--------------------------------------------------------------------------------

[LOGO OF      Investment Objective and Investment Policies
ARROW]
              What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
PERCENTAGE
SIGN]         A summary of the Fund's key permitted investments and
              practices.
--------------------------------------------------------------------------------

[LOGO OF      Important Risk Factors
EXCLAMATION
POINT]        What are key risk factors about this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------

[LOGO OF      Additional Fund Facts
ADDITION
SIGN]         Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969.

Table of Contents

                             Key Information                         4

                             Summary of Expenses                     6

-------------------------------------------------------------------------
The Funds                    Intermediate Bond Fund                  8

This section contains
important information        Short-Intermediate U.S. Government
about the individual           Income Fund                          12
Funds.
                             U.S. Government Income Fund            16

                             General Investment Risks               19

-------------------------------------------------------------------------
Your Account                 Your Fund Account                      24

Turn to this section for
information on how to        How to Buy Shares                      25
open and maintain
your account, including      How to Sell Shares                     26
how to buy, sell and
exchange Fund shares.        Exchanges                              27

                             Other Information                      28

-------------------------------------------------------------------------
Reference                    Organization and Management
                               of the Funds                         31
Look here for details on the
organization of the Funds
and term definitions.        How to Read the Financial Highlights   35

                             Glossary                               37

Key Information
-------------------------------------------------------------------------------
Summary of the Stagecoach Income Funds

The Funds described in this Prospectus invest primarily in debt securities and seek to distribute monthly income and have varying degrees of principal stability. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objectives, investment practices, permitted investments and risks carefully before investing in a Fund.

Should you consider investing in these Funds? Yes, if:

*  you are looking to add an income investment to your portfolio;
*  you are looking for monthly income;

* you are looking for more stability of principal than equity funds typically provide; and
* you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

* you are looking for FDIC insurance coverage or guaranteed rates of return;
*  you are unwilling to accept that you may lose money on your investment;
*  you are unwilling to accept the risks of investing in the bond markets; or
*  you are looking for returns characteristic of equity investments.

What are Institutional shares?:

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.


4       Stagecoach Income Funds Prospectus

-------------------------------------------------------------------------------

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

Key Terms

The term "debt securities" used in this Prospectus refers to a broad variety of fixed-income and variable-rate securities including bonds, bills, notes and mortgage-backed securities. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance. The "Permitted Investments" for each Fund and "Investment Practices and Risks" table describe some of the particular instruments and securities used for each Fund.

Dividends

We pay dividends, if any, monthly.


                                       Stagecoach Income Funds Prospectus      5


Income Funds                                                Summary of Expenses
-------------------------------------------------------------------------------

================================================================================
Shareholder Transaction Expenses
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                                    Intermediate    Short-Int.      U.S. Government
                                        Bond      U.S. Govt. Inc.        Income
--------------------------------------------------------------------------------
Maximum sales charge on a purchase        None          None              None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                               None          None              None
--------------------------------------------------------------------------------
Maximum sales charge on redemptions       None          None              None
--------------------------------------------------------------------------------
Exchange fees                             None          None              None
--------------------------------------------------------------------------------
================================================================================
Annual Fund Operating Expenses (As a Percentage of Average Net Assets)
================================================================================
Annual Fund Operating Expenses reflect amounts paid by each Fund during the prior fiscal period. In some cases they have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice .
--------------------------------------------------------------------------------
                                    Intermediate    Short-Int.      U.S. Government
                                        Bond      U.S. Govt. Inc.        Income
--------------------------------------------------------------------------------
Management fee
  (after waivers)                         0.23%         0.26%             0.50%
--------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)       0.69%         0.64%             0.33%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
 (after waivers or reimbursements)        0.92%         0.90%             0.83%
--------------------------------------------------------------------------------
Management fee
  (before waivers)                        0.50%         0.50%             0.50%
--------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)      0.72%         0.64%             0.67%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (before waivers or reimbursements)      1.22%         1.14%             1.17%
--------------------------------------------------------------------------------

6       Stagecoach Income Funds Prospectus

============================================================================================
Example of Expenses - This Example Is Not a Representation of Past or Future
Expenses, and Actual Expenses May Be Higher or Lower Than Those Shown.
=============================================================================================
You would pay the following expenses
on a $1,000 investment assuming a 5%
annual return and that you redeem your     Intermediate    Short-Int.      U.S. Government
shares at the end of each period.              Bond      U.S. Govt. Inc.        Income
---------------------------------------------------------------------------------------------
          1 year                                $9              $9               $8
---------------------------------------------------------------------------------------------
         3 years                               $29             $29              $26
---------------------------------------------------------------------------------------------
         5 years                               $51             $51              $46
---------------------------------------------------------------------------------------------
        10 years                              $113            $111             $103
---------------------------------------------------------------------------------------------

                                       Stagecoach Income Funds Prospectus      7

Intermediate Bond Fund
-------------------------------------------------------------------------------

              Portfolio Managers:     Scott Smith (since 9/96)
-------------------------------------------------------------------------------
              Investment Objective

[LOGO OF      The Intermediate Bond Fund seeks to provide investors with a high
ARROW]        level of current income consistent with the preservation of capital and the maintenance of liquidity.

              Investment Policies

              We actively manage a broad range of corporate debt securities, U.S. Government obligations and other debt securities and instruments. When deciding the allocation between corporate debt securities and U.S. Government Obligations, we consider the differences between the yields for corporate and government bonds, as well as the yield differences for various corporate sectors, and the current economic cycle's likely effect on the various types of bonds. When buying individual securities, we consider credit-quality and the security's attractiveness. We actively manage a diversified portfolio.

              Under normal market conditions, we will maintain a dollar-weighted average portfolio maturity of between 3 and 10 years.
-------------------------------------------------------------------------------

              Permitted Investments

[LOGO OF      Under normal market conditions, the Fund will invest:
PERCENTAGE
SIGN]         * at least 65% of total assets in corporate and government bonds;

              * no more than 20% of total assets in the dollar-denominated debt of foreign issuers; and

              * in zero coupon bonds, repurchase agreements, municipal bonds, and obligations convertible into common stock.

              The debt securities we buy for the portfolio generally will be rated "BBB" (S&P) or "Baa" (Moody's) or better. We may also invest in unrated debt securities that we feel are of comparable quality. The dollar-weighted average credit quality of the corporate bonds will be "A" or better. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term

8       Stagecoach Income Funds Prospectus

-------------------------------------------------------------------------------

              investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
_______________________________________________________________________________

              Important Risk Factors

[LOGO OF      You should consider both the General Investment Risks beginning on
EXCLAMATION   page 19 and the specific risk listed below. They are both
POINT]        important to your investment choice.

              The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.
-------------------------------------------------------------------------------

              Additional Fund Facts

[LOGO OF      As a general matter, we will not invest in common stocks. Common
ADDITION      stock received through the conversion of convertible securities
SIGN]         will be sold as soon as possible in an orderly manner.

              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Income Funds Prospectus      9


Intermediate Bond Fund                                     Financial Highlights
See "Historical Fund Information" on page 28.
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
For A Share Outstanding
==================================================================================================================================
For the period ended:           Institutional Class Shares -
                                Commenced on June 1, 1988
                               ----------------------------------------------------------------------------------------------------
                                Sept. 30,       March 31,       Sept. 30,       Sept. 30,       May 31,      May 31,      May 31,
                                 1997/1/         1997/2/         1996/3/         1995/4/         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $14.30          $14.52          $14.76          $14.77        $14.36        $15.72       $15.69
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
    Net investment income (loss)    0.46            0.46            0.85            0.30          0.91          0.99         1.17
    Net realized and unrealized
      gain (loss) on investments    0.36           (0.22)          (0.23)          (0.01)         0.47         (0.90)        0.40
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations    0.82            0.24            0.62            0.29          1.38          0.09         1.57
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment
      income                       (0.46)          (0.46)          (0.85)          (0.30)        (0.97)        (0.85)       (1.04)
    Distributions from net rea-
      lized gain                    0.00            0.00           (0.01)/6/       (0.00)        (0.00)        (0.60)       (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
Total from distributions           (0.46)          (0.46)          (0.86)          (0.30)        (0.97)        (1.45)       (1.54)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period    $14.66          $14.30          $14.52          $14.76        $14.77        $14.36       $15.72
-----------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)       5.83%           1.64%           4.19%           6.14%/5/     10.13%         0.35%       10.42%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
    Net assets, end of period
      (000s)                     $40,958         $42,386         $44,348         $55,628       $56,087       $58,199      $61,207
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized):
    Ratios of expenses to
      average net assets            0.75%           0.75%           0.73%           0.89%         0.81%         0.79%        0.76%
    Ratio of net investment
      income to average net
        assets                      6.38%           6.32%           5.82%           5.94%         6.35%         5.33%        6.01%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                    35%             28%             96%             54%           76%          163%         146%
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid         N/A             N/A             N/A             N/A           N/A           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses      1.25%           1.22%           0.89%           0.94%         0.85%         0.83%        0.79%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets prior
  to waived fees and reimbursed
   expenses                         5.88%           5.85%           5.66%           5.89%         6.31%         5.30%        5.98%
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
Institutional Share Calendar Year Returns                           1996            1995          1994          1993       1992
===================================================================================================================================
Returns for other share classes may vary                            2.86%          15.46%        -2.75%        8.30%         6.64%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance and have not been audited.
-----------------------------------------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.

/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed Investment Advisors during the fiscal year.

10      Stagecoach Income Funds Prospectus


                          See "How to Read the Financial Highlights" on page 35.
---------------------------------------------------------------------------------

====================================================================================================
====================================================================================================
For the period ended:                           Institutional Class Shares -
                                                Commenced on June 1, 1988
                                                ----------------------------------------------------
                                                May 31,       May 31,      May 31,      May 31,
                                                 1992          1991         1990         1989
----------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                         $15.52       $15.08       $15.13       $15.00
----------------------------------------------------------------------------------------------------
Income from investment
  operations:
    Net investment income (loss)                   1.14         1.25          1.26         1.22
    Net realized and unrealized
      gain (loss) on investments                   0.65         0.54         (0.05)        0.08
----------------------------------------------------------------------------------------------------
Total from investment operations                   1.79         1.79          1.21         1.30
----------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment
      income                                      (1.41)       (1.25)        (1.26)       (1.17)
    Distributions from net rea-
      lized gain                                  (0.21)       (0.10)           --           --
----------------------------------------------------------------------------------------------------
Total from distributions                          (1.62)       (1.35)        (1.26)       (1.17)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.69       $15.52        $15.08       $15.13
----------------------------------------------------------------------------------------------------
Total return (not annualized)                     11.96%       12.36%         8.25%        9.07%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
    Net assets, end of period
      (000s)                                    $54,203      $54,074       $79,471      $74,007
----------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized):
    Ratios of expenses to
      average net assets                           0.68%        0.66%         0.68%        0.69%
    Ratio of net investment
      income to average net
        assets                                     7.14%        8.00%         8.25%        8.25%
----------------------------------------------------------------------------------------------------
Portfolio turnover                                  102%          78%           32%          36%
----------------------------------------------------------------------------------------------------
Average commission rate paid                        N/A          N/A           N/A          N/A
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses                     0.73%        0.71%         0.73%        0.74%
----------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets prior
  to waived fees and reimbursed
   expenses                                        7.09%        7.95%         8.20%        8.20%
----------------------------------------------------------------------------------------------------
====================================================================================================
 Institutional Share Calendar Year Returns                           1991          1990         1989
====================================================================================================
Returns for other share classes may vary                            16.00%         8.62%        13.07%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance and have not been audited.
----------------------------------------------------------------------------------------------------

/4/  The Fund changed its fiscal year-end from May 31 to September 30.

/5/  Annualized.

/6/  Tax return of capital.

                                      Stagecoach Income Funds Prospectus      11

Short-Intermediate U.S. Government Income Fund
-------------------------------------------------------------------------------
              Portfolio Managers:     Madeleine Gish (since 7/96)
                                      Jeff Weaver (since 7/96)
-------------------------------------------------------------------------------
[LOGO OF      Investment Objective
ARROW]
              The Short-Intermediate U.S. Government Income Fund seeks to provide investors with current income while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate term securities issued or guaranteed by the U.S.
              Government, its agencies and instrumentalities.

              Investment Policies

              We seek current income by actively managing a diversified portfolio consisting primarily of short- to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.
-------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
PERCENTAGE
SIGN]         Under normal market conditions, we invest:
              * at least 65% of our total assets in U.S. Government obligations;
              * in investment grade corporate debt securities including asset-
                backed securities;
              * in repurchase agreements;
              * no more than 5% of our total assets in securities downgraded below investment grade after we acquired them;
              * up to 25% of our assets in dollar-denominated debt of U.S.
                branches of foreign banks or foreign branches of U.S. banks; and
              * in stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.


12      Stagecoach Income Funds Prospectus

-------------------------------------------------------------------------------
              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------
              Important Risk Factors

[LOGO OF      You should consider both the General Investment Risks beginning on
EXCLAMATION   page 19 and the specific risks listed below. They are both
POINT]        important to your investment choice.

              Stripped Treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.
--------------------------------------------------------------------------------

              Additional Fund Facts

[LOGO OF      For information on Fund fees and expenses, see "Summary of
ADDITION      Expenses" on page 6.
SIGN]
                                      Stagecoach Income Funds Prospectus      13

Short-Intermediate U.S. Government Income Fund
-------------------------------------------------------------------------------

==============================================================================
For A Share Outstanding
==============================================================================
For the period ended:           Institutional Class Shares -
                                Commenced on September 6, 1996
                                ----------------------------------------------
                                Sept. 30,       Mar. 31,        Sept. 30,
                                 1997/1/        1997/2/         1996/3/
-------------------------------------------------------------------------------
Net asset value, beginning
  of period                       $9.45         $9.54            $9.46
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)     0.25          0.34             0.03
  Net realized and unrealized
    gain (loss) on investments     0.23         (0.09)            0.08
-------------------------------------------------------------------------------
Total from investment operations   0.48          0.25             0.11
-------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income             (0.25)        (0.34)           (0.03)
  Distributions from net
    realized gain                  0.00          0.00             0.00
-------------------------------------------------------------------------------
Total from distributions          (0.25)        (0.34)           (0.03)
-------------------------------------------------------------------------------
Net asset value, end of period    $9.68         $9.45            $9.54
-------------------------------------------------------------------------------
Total return (not annualized)      5.17%         2.58%            1.08%
-------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of
    period (000s)               $57,691       $60,150          $73,637
-------------------------------------------------------------------------------
Ratios to average net
  assets (annualized):
  Ratio of expenses to average
    net assets                     0.65%         0.65%            0.59%
  Ratio of net investment
    income to average net assets   5.28%         7.01%            5.14%
-------------------------------------------------------------------------------
Portfolio turnover                   27%           52%             389%
-------------------------------------------------------------------------------
Average commission rate paid          N/A           N/A             N/A
-------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses      1.06%         1.02%           0.84%
-------------------------------------------------------------------------------
Ratio of net investment
  income to average net assets
  prior to waived fees and
  reimbursed expenses               4.87%         6.64%           4.89%
-------------------------------------------------------------------------------
===============================================================================
Institutional Share Calendar
Year Returns                        1996         1995             1994
===============================================================================
Returns for other share classes may 3.55%       12.67%          -1.42%
vary due to different fees and
expenses. These returns reflect
fee waivers and reimbursements,
do not reflect sales loads
and are not a guarantee of future
performance.
--------------------------------------------------------------------------------

/1/  Unaudited financial statements.

/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed its fiscal year-end from December 31 to September 30.

/4/ These returns were audited only for the years ended December 31, 1994 and 1995. For periods prior to September 6, 1996, these figures reflect the performance and expenses of the Fund's Class A shares.


14      Stagecoach Income Funds Prospectus

This page intentionally left blank
-------------------------------------------------------------------------------

U.S. Government Income Fund
-------------------------------------------------------------------------------

              Portfolio Managers:     Scott Smith (since 12/97)
                                      Paul Single (since 5/95)
-------------------------------------------------------------------------------
              Investment Objective

[LOGO OF      The U.S. Government Income Fund seeks a long-term total rate of
ARROW]        return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC.

              Investment Policies

              We actively manage a diversified portfolio of U.S. Government mortgage pass-through securities (including those issued by GNMA, FNMA and FHLMC), U.S. Treasury securities and repurchase agreements.
-------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
PERCENTAGE
SIGN]         Under normal market conditions, we invest:

              * at least 65% of total Fund assets in U.S. Government mortgage pass-through securities; and

              * in Treasury securities and repurchase agreements collateralized by U.S. Government obligations.

              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

16      Stagecoach Income Funds Prospectus

-------------------------------------------------------------------------------
              Important Risk Factors

[LOGO OF      You should consider both the General Investment Risks beginning on
EXCLAMATION   page 19 and the specific risks listed below. They are both
POINT]        important to your investment choice.

              The United States Government guarantees the timely payment of interest and principal of GNMA and Treasury securities with its full faith and credit. FNMA and FHLMC securities, however, are guaranteed by the issuing agencies and not by the U.S. Government. There is no guarantee that the U.S. Government will support FNMA and FHLMC securities if they are unable to meet their obligations.

              The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.
_______________________________________________________________________________

              Additional Fund Facts

[LOGO OF      Mortgage pass-through securities are residential home mortgages
ADDITION      bundled together and sold as a single security. Mortgage payments
SIGN]         are "passed through" the issuing agency to the security's holder as interest and principal payments.

              GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association. FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

              Prior to December 15, 1997, the Fund was known as the Ginnie Mae Fund.

              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                        Stagecoach Income Funds Prospectus   17

U.S. Government Income Fund                               Financial Highlights
See "Historical Fund Information" on page 28.
                          See "How to Read the Financial Highlights" on page 35.
--------------------------------------------------------------------------------

==============================================================================
Financial Highlights
==============================================================================
For the period ended:           Institutional Class Shares -
                                Commenced on September 6, 1996
                                ----------------------------------------------
                                Six Months      Six Months       Period
                                  Ended          Ended           Ended
                                Sept. 30,       Mar. 31,        Sept. 30,
                                 1997/1/        1997/2/         1996/3/
-------------------------------------------------------------------------------
Net asset value, beginning
  of period                       $15.21        $15.34           $15.19
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income            0.50          0.54             0.08
  Net realized and unrealized
    gain (loss) on investments     0.41         (0.14)            0.15
-------------------------------------------------------------------------------
Total from investment operations   0.91          0.40             0.23
-------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income             (0.50)        (0.50)           (0.08)
  Distributions from net
    realized gain                  0.00          0.00             0.00
  Tax return of capital            0.00         (0.03)            0.00
-------------------------------------------------------------------------------
Total from distributions          (0.50)        (0.53)           (0.08)
-------------------------------------------------------------------------------
Net asset value, end of period    $15.62        $15.21           $15.34
-------------------------------------------------------------------------------
Total return (not annualized)      6.03%         2.62%            1.30%
-------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of
    period (000s)               $ 7,294       $ 7,863          $ 7,381
-------------------------------------------------------------------------------
Ratios to average net
  assets (annualized):
  Ratio of expenses to average
    net assets                     0.77%         0.77%            0.78%
  Ratio of net investment
    income to average net assets   6.41%         7.05%            7.48%
-------------------------------------------------------------------------------
Portfolio turnover                   96%           72%             183%
-------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses      1.16%         1.17%           1.31%
-------------------------------------------------------------------------------
Ratio of net investment
  income to average net assets
  prior to waived fees and
  reimbursed expenses               6.02%         6.65%           6.95%
-------------------------------------------------------------------------------
===============================================================================
Institutional Shares Calendar-
Year Returns                                                      1996
===============================================================================
Returns for other share classes may                             -0.11%
vary due to different fees and
expenses. This return reflects
fee waivers and reimbursements,
does not reflect sales loads,
is not a guarantee of future
performance, and has not been
audited. /3/
--------------------------------------------------------------------------------

/1/  Unaudited financial statements.
/2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ For the period prior to September 6, 1996, this figure reflects the performance of the Fund's Class A shares.

18  Stagecoach Income Funds Prospectus

General Investment Risks
_______________________________________________________________________________

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

*        We cannot guarantee that we will meet our investment objectives.

* We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services for a Fund, such as an Institution or investment advisors, offer or promise to make good any such losses.

* Share prices-and therefore the value of your investment-will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

* The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

*        The Funds' debt securities are also subject to interest rate risk.
         Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the security has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of securities, such as asset-backed securities, thereby affecting their value and the return on your investment.

Each Fund may continue to hold debt securities that cease to be rated by a nationally recognized ratings organization or whose rating falls below the

                                         Stagecoach Income Funds Prospectus 19

General Investment Risks
--------------------------------------------------------------------------------

levels permitted for such Fund, provided Wells Fargo Bank continues to believe that holding the instrument is in the best interest of the Fund. Unrated or downgraded securities may be more susceptible to interest rate and credit risk than rated or higher-rated securities.

* The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

* The Funds also invest a portion of their assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

* The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional
Information.

Counter-Party Risk- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

20  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

Credit Risk- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment Risk- The risk that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

Political Risk- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices./R/

                                          Stagecoach Income Funds Prospectus  21

General Investment Risks
_______________________________________________________________________________

        -----------------------------------------------------------------------
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objectives and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each.

        The Investment Objectives described for the Intermediate Bond Fund are not fundamental and may be changed without approval by vote of a majority of shareholders. The Investment Objectives described for the other Funds are fundamental and cannot be changed without approval by vote of a majority of shareholders.

        Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees. In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.
        ------------------------------------------------------------------------

22  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

                                                                      National
                                                                        Bond     Prime    Treasury
=============================================================================================================
INVESTMENT PRACTICE:                    RISK:
=============================================================================================================
FLOATING AND VARIABLE RATE DEBT

Instruments with interest rates         Interest Rate and                 *         *        *
that are adjusted either                Credit Risk
on a schedule or when an index
or benchmark changes.
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

A transaction in which the              Credit and                        *         *        *
seller of a security agrees             Counter-Party Risk
to buy back a security at an
agreed upon time and
price, usually with interest.
--------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS

The temporary investment in             Market  Risk                      *         *        *
shares of another mutual fund.
A pro rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund,
will be borne by Fund shareholders.
--------------------------------------------------------------------------------------------------------------
STRIPPED OBLIGATIONS

Dollar-denominated debt                 Interest Rate Risk                *         *        *
obligations of foreign branches
of U.S. banks or U.S. branches
of foreign banks.
--------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES

A security which cannot be              Liquidity Risk                    *         *        *
readily sold or cannot be
readily sold without negatively
affecting its fair value.
The limit is 15% of assets for all
but the California
Tax-Free Bond Fund, which has a
limit of 10%.
--------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES

The practice of loaning securities      Credit, Leverage,                 *         *        *
in brokers, dealers and                 Counter-Party Risk
and financial institutions to
increase return on those securities.
Loans may be made in accordance with
existing investment policies. Oregon,
Arizona and National Tax-Free Funds,
Limited to 30% of total assets for
the 33 1/3% for the other Funds.
--------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED
SECURITIES AND DELAYED DELIVERY
TRANSACTIONS

Securities bought or sold for delivery  Interest Rate, Credit and         *         *        *
at a later date or bought or            Experience Risk
sold for a fixed price at a fixed
date.
--------------------------------------------------------------------------------------------------------------
BORROWING POLICIES

The ability to borrow an equivalent     Leverage Risk                     *         *        *
of 10% of assets from banks for
temporary purposes to meet
shareholder redemptions.
--------------------------------------------------------------------------------------------------------------

                                         Stagecoach Income Funds Prospectus  23

Your Fund Account
_______________________________________________________________________________

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement with your Institution for the rules governing your investment.

Minimum Investments:

* Minimum, initial and subsequent investment amounts are determined by your Customer Account agreement with your Institution, and are generally:

        *        $1,000,000 per Fund minimum initial investment, and

        *        $25,000 per Fund for all investments after your first.

Important Information:

* Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

* We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time.

* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

* Purchase orders and payments must be received in proper form by an Institution by 1:00 PM (Pacific time) on any business day to be processed on that day. Payment for your purchase order may be made by Institutions in funds available to us no later than the next business day. If such payment is not received, the order will be cancelled and the Institution will be responsible for any loss.

* We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

24  Stagecoach Income Funds Prospectus

_______________________________________________________________________________

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

* Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

* Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

* Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

* The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

* Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.

                                          Stagecoach Income Funds Prospectus  25

Your Fund Account
_______________________________________________________________________________

How to Sell Shares

Institutional shares must be redeemed in accordance with the account agreement governing the Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes for Selling Shares

* We process requests we receive from an Institution in proper form before the close of the New York Stock Exchange, usually 1:00 P.M. Pacific Time, at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

* Redemption proceeds are usually wired to the redeeming Institution the following business day.

* We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

* Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.


26  Stagecoach Income Funds Prospectus

Exchanges
________________________________________________________________________________

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

* You should carefully read the Prospectus for the Fund into which you wish to exchange.

* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

*       You may make exchanges only between like share classes.

                                         Stagecoach Income Funds Prospectus  27

Other Information
_______________________________________________________________________________

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will also be subject to back-up withholding.

Historical Fund Information:

Intermediate Bond Fund-The Fund operated as the Bonds Plus Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

28  Stagecoach Income Funds Prospectus

_______________________________________________________________________________

U.S. Government Income Fund-Commenced operations on April 7, 1988 as the U.S. Government Income Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Fund was reorganized as the U.S. Government Income Fund of Stagecoach Funds, Inc. For accounting purposes, the Overland Express Fund is considered the surviving entity. The Overland Fund did not offer Institutional Class shares. The Financial Highlights for the Institutional Class shares reflect prior performance of the Stagecoach Institutional Class shares and are no longer part of the Fund's formal financial statements.

Share Class - This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - Your Institution mails statements after any account activity, including transactions, dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

                                         Stagecoach Income Funds Prospectus  29

Other Information
_____________________________________________________________________________

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

                                          Stagecoach Income Funds Prospectus  30

Organization and Management of the Funds
_______________________________________________________________________________

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members or amending fundamental investment strategies or policies.



================================================================================
                                Shareholders
================================================================================
                   Institutions and Their Representatives
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                          Transfer and
 Distributor &                        Dividend Disbursing       Shareholder
Co-Administrator     Administrator          Agent             Servicing Agents
================================================================================
Stephens Inc.       Wells Fargo Bank     Wells Fargo Bank     Various
111 Center St.      525 Market St.       525 Market St.       Institutions
Little Rock, AR     San Francisco, CA    San Francisco, CA
Markets the         Manages the Funds'   Maintains records    Provide services
Funds, distributes  business activities  of shares and        to customers
shares, and manages                      supervises the
the Funds'                               paying of dividends
business activities
--------------------------------------------------------------------------------
                                      |
================================================================================
          Investment Advisor                       Custodian
================================================================================
Wells Fargo Bank, 525 Market St.,      Wells Fargo Bank, 525 Market St.,
San Francisco, CA                      San Francisco, CA
Manages the Funds'                     Provides safekeeping for the
investment activities                  Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             Board of Directors
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


                                         Stagecoach Income Funds Prospectus  31

Organization and Management of the Funds
_______________________________________________________________________________

In the following sections, the percentages shown are the percentages of the average daily net assets of the Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:


----------------------------------------------------
Intermediate Bond Fund                          .23%
----------------------------------------------------
Short-Intermediate U.S. Government Income       .26%
----------------------------------------------------
U.S. Government Income Fund                     .39%
----------------------------------------------------

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .04% of each Fund's assets for its role as co-administrator.

32 Stagecoach Income Funds Prospectus

________________________________________________________________________________
Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

------------------------------------------------------
Intermediate Bond Fund                           .25%
------------------------------------------------------
Short-Intermediate U.S. Government Income        .25%
------------------------------------------------------
U.S. Government Income Fund                      .25%
------------------------------------------------------


                                       Stagecoach Income Funds Prospectus  33

Organization and Management of the Funds
______________________________________________________________________________

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

*       Scott Smith, CFA

        Senior Taxable Investments Specialist

        With Wells Fargo since 1988.

*       Paul Single

        Senior Taxable Investments Specialist

        With Wells Fargo since 1988.

*       Jeff Weaver

        With Wells Fargo since 1994.

        With Bankers Trust Company in New York since 1991.

*       Madeleine Gish, CFA

        With Wells Fargo since 1989.


34  Stagecoach Income Funds Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund there are charts showing important financial information about the Fund. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Intermediate Bond Fund for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gain."

Net Assets- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

                                          Stagecoach Income Funds Prospectus  35

How to Read the Financial Highlights
--------------------------------------------------------------------------------

Ratio of Net Investment Income (Loss) to Average Net Assets- This ratio is the result of dividing net investment income (or loss) by average net assets.

Total Return- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

36  Stagecoach Income Funds Prospectus

Glossary
--------------------------------------------------------------------------------

Annual and Semi-Annual Reports

Documents that provide certain financial and other information for the most recent reporting period, including each Fund's portfolio of investments.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Debt Securities

Generally, a promise to pay interest and repay principal by a single debtor or group of single debtors sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived, in part, from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

                                          Stagecoach Income Funds Prospectus  37

Glossary
--------------------------------------------------------------------------------

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold or cannot be readily sold without negatively affecting its fair price.

Investment-Grade

A type of bond rated in the top four investment categories by a nationally recognized ratings organization such as Moody's or Standard & Poors. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Preservation of Capital

The attempt by a fund's manager to reduce drops in the net asset value of fund shares in order to preserve the initial investment.


38  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

Principal Stability

The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                          Stagecoach Income Funds Prospectus  39

STAGECOACH FUNDS/R/


You may wish to review the following
documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.


These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066



        -----------------------------------------------------------------------
        STAGECOACH FUNDS:
        -----------------------------------------------------------------------

        *  are not insured by the FDIC
        * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank
        *  involve investment risk, including possible loss of principal.
        ----------------------------------------------------------------------


                                                                 SC ICI P (2/98)

                                                              February 1, 1998
                            STAGECOACH FUNDS/R/

Stagecoach
        Money Market Funds
Prospectus




National Tax-Free Money Market       Please read this Prospectus and keep it for
Money Market                         future reference. It is designed to provide
Mutual Fund                          you with important information and to help
Prime Money Market                   you decide if a Fund's goals match your
                                     own.
Mutual Fund
                                     These securities have not been approved or
Treasury Money Market                disapproved by the U.S. Securities and
Mutual Fund                          Exchange Commission, any state securities
                                     commission or any other regulatory
Institutional Class                  authority, nor have any of these
                                     authorities passed upon the accuracy or
Investment Advisor                   adequacy of this Prospectus. Any
and Administrator:                   representation to the contrary is a
                                     criminal offense.
Wells Fargo Bank
                                     Fund shares are NOT deposits or other
Distributor and                      obligations of, or issued, endorsed or
Co-Administrator:                    guaranteed by, Wells Fargo Bank, N.A.
                                     ("Wells Fargo Bank"), or any of its
Stephens Inc.                        affiliates. Fund shares are NOT insured or
                                     guaranteed by the U.S. Government, the
                                     Federal Deposit Insurance Corporation
                                     ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN
                                     A FUND INVOLVES CERTAIN RISKS, INCLUDING
                                     POSSIBLE LOSS OF PRINCIPAL. WE CANNOT
                                     ASSURE YOU THAT A FUND WILL MAINTAIN A
                                     STABLE NET ASSET VALUE OF $1.00 PER
                                     SHARE.

About This Prospectus
_______________________________________________________________________________

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                     Important  information you should look for:
_____________________________________________________________________________

[LOGO OF             Investment Objective and Investment Policies
ARROW]
                     What is the Fund trying to achieve? How do we intend to
                     invest your money? What makes a Fund different from the
                     other Funds offered in this Prospectus? Look for the arrow icon to find out.
_______________________________________________________________________________

[LOGO OF             Permitted Investments
PERCENTAGE SIGN]
                     A summary of the Fund's key permitted investments and
                     practices.
_______________________________________________________________________________

[LOGO OF             Important Risk Factors
EXCLAMATION POINT]
                     What are key risk factors for this Fund? This will include the factors described in "General Investment Risks"
                     together with any special risk factors for this
                     Fund.
_______________________________________________________________________________

[LOGO OF             Additional Fund Facts
ADDITION SIGN]
                     Provides additional information about the Fund.
_______________________________________________________________________________

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969.

Table of Contents


                                  Key Information                       4

                                  Summary of Expenses                   6
_______________________________________________________________________________

The Funds                         National Tax-Free Money Market
                                    Mutal Fund                          8
This section contains
important information             Prime Money Market Mutual Fund       10
about the individual Funds.
                                  Treasury Money Market Mutual Fund    14

                                  General Investment Risks             18
________________________________________________________________________________

Your Account                      Your Fund Account                    22

Turn to this section for          How to Buy Shares                    23
information on how to
open and maintain your account,   How to Sell Shares                   24
including how to buy, sell and
exchange Fund shares.             Exchanges                            25

                                  Other Information                    26
_______________________________________________________________________________

Reference                         Organization and Management
                                    of the Funds                       29
Look here for details on
the organization of the           How to Read the Financial Highlights 32
Funds and term definitions.
                                  Glossary                             33


Key Information
_______________________________________________________________________________

Summary of the Stagecoach Money Market Funds

The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

*    you are looking for a fund in which to invest short-term cash;

*    you are looking to preserve principal; and
*    you are looking for monthly income.

You should not invest in these Funds if:

* you are looking for FDIC insurance coverage or guaranteed rates of return;
*    you are unwilling to accept that you may lose money on your investment;
* you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or
*    you are seeking long-term total return.

What are Institutional shares?

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

4  Stagecoach Money Market Funds Prospectus

_______________________________________________________________________________

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 21.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.

                                   Stagecoach Money Market Funds Prospectus  5

Money Market Funds                                           Summary of Expenses
--------------------------------------------------------------------------------


================================================================================
Shareholder Transaction Expenses
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
"Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                                                 National
                                      Prime      Tax-Free      Treasury
--------------------------------------------------------------------------------
Maximum sales charge on a purchase     None        None          None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                            None        None          None
--------------------------------------------------------------------------------
Maximum sales charge imposed on
  redemptions                          None        None          None
--------------------------------------------------------------------------------
Exchange fees                          None        None          None
--------------------------------------------------------------------------------
================================================================================
Annual Fund Operating Expenses (as a percentage of average net assets)
================================================================================
Annual Fund Operating Expenses reflect amounts paid by each Fund during the prior fiscal period. For the National Tax-Free Money Market Mutual Fund, the
amounts shown for "Other Expenses" and "Total Fund Operating Expenses" are
based on estimated amounts expected to be in effect during the current fiscal year. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                                                 National
                                      Prime      Tax-Free      Treasury
--------------------------------------------------------------------------------
Management fee (after waivers)          0.12%      0.19%         0.12%
--------------------------------------------------------------------------------
Other expenses (after waivers
  or reimbursements)                    0.13%      0.11%         0.13%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after waivers or reimbursements)     0.25%      0.30%         0.25%
--------------------------------------------------------------------------------
Management fee (before waivers)         0.25%      0.30%         0.25%
--------------------------------------------------------------------------------
Other expenses (before waivers
  or reimbursements)                    0.13%      0.47%         0.14%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (before waivers or reimbursements)    0.38%      0.77%         0.39%
--------------------------------------------------------------------------------
================================================================================
Example of Expenses - This example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
================================================================================
You would pay the following expenses
on a $1,000 investment assuming a 5%
annual return and that you redeem your
shares at the end of each period.
                                                     National
                                        Prime        Tax-Free    Treasury
--------------------------------------------------------------------------------
1 Year                                    $3            $3         $3
--------------------------------------------------------------------------------
3 Years                                   $8            $10        $8
--------------------------------------------------------------------------------
5 Years                                   $14           $17        $14
--------------------------------------------------------------------------------
10 Years                                  $32           $38        $32
--------------------------------------------------------------------------------

6  Stagecoach Money Market Funds Prospectus

This page intentionally left blank
_______________________________________________________________________________

National Tax-Free Money Market Mutual Fund
_______________________________________________________________________________
                    Advisor:              Wells Fargo Bank
_______________________________________________________________________________

[LOGO OF A          Investment Objective
RIGHT POINT         The National Tax-Free Money Market Mutual Fund seeks to
ARROW]              provide investors with a high level of income exempt from
                    federal income tax, while preserving capital and liquidity.

                    Investment Policies

                    We actively manage a portfolio of U.S. dollar-denominated, high-quality, short-term instruments, primarily municipal obligations with remaining maturities of 397 days or less. Among the municipal obligations we buy are bonds, notes and commercial paper issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations that are exempt from federal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.
_______________________________________________________________________________

[LOGO OF A          Permitted Investments
PERCENTAGE          Under normal market conditions, we invest:
SIGN]
                    * at least 80% of our net assets in municipal obligations the interest on which is exempt from federal income tax and not subject to the federal alternative minimum tax; and

                    * in obligations rated within the two highest categories by a nationally recognized ratings organization.

                    We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.

8  Stagecoach Money Market Funds Prospectus

_______________________________________________________________________________

[LOGO OF AN         Important Risk Factors
EXCLAMATION         You should consider both the General Investment Risks
POINT]              beginning on page 18 and the specific risks listed below.
                    They are both important to your investment choice.

                    Up to 25% or more of our assets invested in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                    There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
_______________________________________________________________________________

[LOGO OF A          Additional Fund Facts
PLUS SIGN]          Although it is our intention to minimize such exposure, a
                    portion of the income earned by the Fund may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

                    For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                    Stagecoach Money Market Funds Prospectus  9

Prime Money Market Mutual Fund
_______________________________________________________________________________

                    Advisor:           Wells Fargo Bank
_______________________________________________________________________________

[LOGO OF A RIGHT    Investment Objective
POINT ARROW]        The Prime Money Market Mutual Fund seeks to provide
                    investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

                    Investment Policies
                    We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.
_______________________________________________________________________________

[LOGO OF A          Permitted Investments
PERCENTAGE SIGN]    Under normal market conditions, we invest in:

                    *       U.S. Government obligations;
                    * commercial paper rated at the date of purchase as P-1 by Moody's or A-1+ or A-1 by S&P;
                    * negotiable certificates of deposits and banker's acceptances;
                    *       repurchase agreements;

                    * short-term, U.S. dollar-denominated debt of U.S. branches of foreign banks; and
                    *       shares of other money market funds.

10  Stagecoach Money Market Funds Prospectus

_______________________________________________________________________________

[LOGO OF A RIGHT    Important Risk Factors
POINT ARROW]        You should consider both the General Investment Risks
                    beginning on page 18 and the specific risks listed below.
                    They are both important to your investment choice.

                    There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
_______________________________________________________________________________

[LOGO OF A PLUS     Additional Fund Facts
SIGN]               For information on Fund fees and expenses, see "Summary of
                    Expenses" on page 6.



                                  Stagecoach Money Market Funds Prospectus  11


Prime Money Market Mutual Fund                             Financial Highlights
See "Historical Fund Information" on page 26.
                        See "How to Read the Financial Highlights" on page 32.
--------------------------------------------------------------------------------

=================================================================================================================================
For a Share Outstanding
=================================================================================================================================
For the period ended:                   Institutional Class Shares - Commenced           Investor Shares
                                        on August 11, 1995 (prior years
                                        -service class)
                                        --------------------------------------------------------------------------------------
                                        Sept. 30,        Mar. 31,   Sept. 30,    Sept. 30,   Sept. 30,    Sept. 30,  March 31,
                                         1997/1/         1997/2/    1996/3/       1995        1995         1994/4/    1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 1.00          $ 1.00      $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.03            0.03        0.05         0.01        0.05         0.02        0.03
  Net realized and unrealized gain
    on investments                         0.00            0.00        0.00         0.00        0.00         0.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           0.03            0.03        0.05         0.01        0.05         0.02        0.03
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.03)          (0.03)      (0.05)       (0.01)      (0.05)       (0.02)      (0.03)
  Distributions from net realized gain     0.00            0.00        0.00         0.00        0.00         0.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Total from distributions                  (0.03)          (0.03)      (0.05)       (0.01)      (0.05)       (0.02)      (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 1.00          $ 1.00      $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)              2.74%           2.64%       5.39%        5.65%       5.60%        3.71%/6     3.00%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $506,339        $538,195    $423,959      $30,606   $ 614,101     $565,305    $527,599
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.25%           0.25%       0.25%        0.26%       0.41%        0.41%       0.41%
  Ratio of net investment income to
    average net assets                     5.40%           5.25%       5.33%        5.67%       5.47%        3.67%       2.96%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           N/A             N/A         N/A          N/A        N/A           N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A             N/A         N/A          N/A        N/A           N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 0.41%           0.38%       0.60%        0.69%       0.68%        0.89%       0.89%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      5.24%           5.12%       4.98%        5.24%       5.20%        3.19%       2.48%
-------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================
Institutional Share Calendar-Year Returns                                                                                1994
===============================================================================================================================
Returns for other share classes may vary                                                                                 3.88%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
-------------------------------------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed Investment Advisor during this fiscal year.

12  Stagecoach Money Market Funds Prospectus


Prime Money Market Mutual Fund                             Financial Highlights
See "Historical Fund Information" on page 26.
                        See "How to Read the Financial Highlights" on page 32.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Investor Shares
                                        ----------------------------------------------------------------
                                                March 31,     March 31,   March 31,   March 31,    March 31,    March 31
                                                 1993          1992         1991        1990         1989         1988
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00       $ 1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.03         0.05         0.07         0.08        0.08         0.06
  Net realized and unrealized gain
    on investments                                 0.00         0.00         0.00         0.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   0.03         0.05         0.07         0.08        0.08         0.06
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income            (0.03)       (0.05)      (0.07)        (0.08)      (0.08)      (0.06)
  Distributions from net realized gain             0.00         0.00        0.00          0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------
Total from distributions                          (0.03)       (0.05)      (0.07)        (0.08)      (0.08)      (0.06)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $   1.00       $ 1.00      $ 1.00        $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                      3.32%        5.22%      7.72%          8.82%       7.88%      6.50%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)             $468,479      $528,397    $543,834     $493,641     $496,675    $628,987
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                                    0.41%         0.43%      0.47%         0.54%        0.56%      0.58%
  Ratio of net investment income to
    average net assets                            3.27%         5.09%      7.38%         7.95%        7.58%      7.38%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 N/A           N/A        N/A          N/A           N/A        N/A
------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                       N/A           N/A        N/A            N/A         N/A        N/A
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                        0.89%         0.91%      0.94%         0.90%        0.90%      0.93%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                             2.79%         4.61%      6.91%         7.59%        7.24%      6.03%
-----------------------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Share  Calendar Year Returns         1993       1992     1991     1990     1989      1988
========================================================================================================
Returns for other share classes may vary           3.00%     3.61%     5.85%    8.03%     9.04%     7.31%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/4/  The Fund changed its fiscal year-end from May 31 to September 30.

/5/  Annualized

/6/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class Shares.


                                  Stagecoach Money Market Funds Prospectus  13

Treasury Money Market Mutual Fund
_______________________________________________________________________________

                    Advisor:        Wells Fargo Bank
______________________________________________________________________________

[LOGO OF            Investment Objective
ARROW]
                    The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

                    Investment Policies

                    We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
______________________________________________________________________________

[LOGO OF            Permitted Investments
PERCENTAGE SIGN]
                    Under normal market conditions, we invest:

                    *       in U.S. Treasury obligations; and
                    * in repurchase agreements collateralized by U.S. Treasury obligations.

                    As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.

14  Stagecoach Money Market Funds Prospectus

_______________________________________________________________________________

[LOGO OF AN         Important Risk Factors
EXCLAMATION POINT]  You should consider both the General Investment Risks beginning on page 18 and the specific risks listed below.
                    They are both important to your investment choice.

                    There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.
_______________________________________________________________________________

[LOGO OF A          Additional Fund Facts
RIGHT PLUS SIGN]    Treasury obligations have historically involved little
                    risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                    For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                   Stagecoach Money Market Funds Prospectus  15


Treasury Money Market Mutual Fund                           Financial Highlights
See "Historical Fund Information" on page 26.
--------------------------------------------------------------------------------

================================================================================================================================
For a Share Outstanding
=================================================================================================================================
For the period ended:                   Institutional Class Shares - Commenced           Investor Shares
                                        on August 11, 1995 (prior years
                                        -service class)
                                        --------------------------------------------------------------------------------------
                                        Sept. 30,        Mar. 31,   Sept. 30,    Sept. 30,   Sept. 30,    Sept. 30,  March 31,
                                         1997/1/         1997/2/    1996/3/       1995        1995         1994        1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 1.00          $ 1.00      $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.03            0.03        0.05         0.01        0.05         0.02        0.03
  Net realized and unrealized gain
    on investments                         0.00            0.00        0.00         0.00        0.00         0.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           0.03            0.03        0.05         0.01        0.05         0.02        0.03
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.03)          (0.03)      (0.05)       (0.01)      (0.05)       (0.02)      (0.03)
  Distributions from net realized gain     0.00            0.00        0.00         0.00        0.00         0.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Total from distributions                  (0.03)          (0.03)      (0.05)       (0.01)      (0.05)       (0.02)      (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 1.00          $ 1.00      $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)              2.65%           2.58%       5.26%        5.51%/5/    5.42%        3.75%/5/    2.81%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $485,723        $449,647    $540,689      $36,443   $1,001,707    $690,630    $654,950
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.25%           0.25%       0.25%        0.26%       0.42%        0.43%       0.43%
  Ratio of net investment income to
    average net assets                     5.22%           5.11%       5.21%        5.42%       5.32%        3.72%       2.77%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           N/A             N/A         N/A          N/A        N/A           N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A             N/A         N/A          N/A        N/A           N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 0.41%           0.39%       0.59%        0.69%       0.66%        0.90%       0.90%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      5.06%           4.97%       4.87%        4.99%       5.08%        3.25%       2.30%
-------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================
Institutional Share Calendar-Year Returns                                                                    1994        1993
===============================================================================================================================
Returns for other share classes may vary                                                                     3.84%       2.88%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
-------------------------------------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.

/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed Investment Advisor during this fiscal year.

16  Stagecoach Money Market Funds Prospectus


Treasury Money Market Mutual Fund                           Financial Highlights
                        See "How to Read the Financial Highlights" on page 32.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:
                                        --------------------------------------------------------------------------------
                                                March 31,     March 31,   March 31,   March 31,    March 31,    March 31
                                                 1993          1992         1991        1990         1989         1988
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00       $ 1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.03         0.05         0.07         0.08        0.07         0.06
  Net realized and unrealized gain
    on investments                                 0.00         0.00         0.00         0.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   0.03         0.05         0.07         0.08        0.07         0.06
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income            (0.03)       (0.05)      (0.07)        (0.08)      (0.07)      (0.06)
  Distributions from net realized gain             0.00         0.00        0.00          0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------
Total from distributions                          (0.03)       (0.05)      (0.07)        (0.08)      (0.07)      (0.06)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $   1.00       $ 1.00      $ 1.00        $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                      3.13%        5.03%      7.42%          8.58%       7.63%      6.20%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)             $614,237      $281,343    $118,623     $98,398      $90,672     $101,066
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                                    0.43%         0.45%      0.48%         0.56%        0.63%      0.69%
  Ratio of net investment income to
    average net assets                            3.04%         4.73%      7.10%         7.73%        7.36%      6.12%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 N/A           N/A        N/A          N/A           N/A        N/A
------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                       N/A           N/A        N/A            N/A         N/A        N/A
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                        0.91%         0.93%      0.94%         0.97%        0.98%      1.05%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                             2.56%         4.25%      6.64%         7.32%        7.01%      5.76%
-----------------------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Share  Calendar Year Returns         1992       1991     1990     1989     1988
========================================================================================================
Returns for other share classes may vary           3.32%     5.65%     7.75%    8.78%     7.06%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/4/  The Fund changed its fiscal year-end from May 31 to September 30.

/5/  Annualized

/6/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class Shares.


                                    Stagecoach Money Market Funds Prospectus  17

General Investment Risks
-------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

* We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

* You cannot recover through insurance any loss due to investment practices, nor can the Fund, the Institutions or investment advisors "make good" any losses you might have.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.

* The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt security unless it is specifically designed to pay an adjustable rate.

* The Funds' advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

* Capped floaters on which interest is not paid when market rates move above a certain level;

* Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

18      Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

* Range floaters on which interest is not paid if market interest rates move outside a specified range;

* Dual index floaters whose interest rate reset provisions are tied to more than one index; and

* Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

General Investment Risks
--------------------------------------------------------------------------------

Market Risk- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.


  -----------------------------------------------------------------------------
  Investment Practice/Risk

  The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

  Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

  In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional information for additional information about the investment practices and risks particular to each Fund.
  ------------------------------------------------------------------------------

20  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

                                                                      National
                                                                        Bond     Prime    Treasury
=============================================================================================================
INVESTMENT PRACTICE:                    RISK:
=============================================================================================================
FLOATING AND VARIABLE RATE DEBT

Instruments with interest rates         Interest Rate and                 *         *        *
that are adjusted either                Credit Risk
on a schedule or when an index
or benchmark changes.
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

A transaction in which the              Credit and                        *         *        *
seller of a security agrees             Counter-Party Risk
to buy back a security at an
agreed upon time and
price, usually with interest.
--------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS

The temporary investment in             Market  Risk                      *         *        *
shares of another mutual fund.
A pro rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund,
will be borne by Fund shareholders.
--------------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS

Dollar-denominated debt                 Information, Liquidity            *         *        *
obligations of foreign branches         Political, Regulatory, and
of U.S. banks or U.S. branches          Diplomatic Risk
of foreign banks.
--------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES

The practice of loaning securities      Credit, Leverage,                 *         *        *
in brokers, dealers and                 Counter-Party Risk
and financial institutions to
increase return on those securities.
Loans may be made in accordance with
existing investment policies. Oregon,
Arizona and National Tax-Free Funds,
Limited to 30% of total assets for
the 33 1/3% for the other Funds.
--------------------------------------------------------------------------------------------------------------
BORROWING POLICIES

The ability to borrow an equivalent     Leverage Risk                     *         *        *
of 10% of assets from banks for
temporary purposes to meet
shareholder redemptions.
--------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES

A security which cannot be              Liquidity Risk                    *         *        *
readily sold or cannot be
readily sold without negatively
affecting its fair value.
The limit is 15% of assets for all
but the California
Tax-Free Bond Fund, which has a
limit of 10%.
--------------------------------------------------------------------------------------------------------------

                                  Stagecoach Money Market Funds Prospectus  21

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investments:

* Minimum, initial and subsequent investment amounts are determined by your Customer Account agreement with your Institution, and are generaly:

   * $5,000,000 per Fund minimum initial investment for the Prime and Treasury Money Market Mutual Funds;

   * $150,000 minimum initial investment for the National Tax-Free Money Market Mutual Fund; and

   *        $25,000 per Fund for all investments after your first.

Important Information:

* Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

*        We process requests to buy or sell shares each business day.

* Requests we receive from an Institution in proper form before 12:00 Noon (Pacific time) for the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund generally are processed at 12:00 Noon on the same day.

* Requests we receive from an Institution in proper form before 9:00 a.m. (Pacific time) for the National Tax-Free Money Market Mutual Fund generally are processed at 9:00 a.m. on the same day.

* Requests we receive after the above-specified times for each Fund are processed the next business day at the applicable Net Asset Value
         (NAV).

* Payment for shares may be made by Institutions in funds immediately available to us no later than 1:00 p.m. (Pacific time) on the same business day as the purchase order is processed. If payment is not received on the same business day, the order will be cancelled and the Institution will be responsible for any loss.

22  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is the NAV next determined after a request has been received in proper form.

* We determine the NAV of each Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information.

* On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

* Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

* Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

* Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

* The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

* Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.


                                  Stagecoach Money Market Funds Prospectus  23

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your institution for rules governing selling shares.

General Notes for Selling Shares

* We process requests we receive in proper form before 12:00 noon (Pacific Time) on any business day for the Prime and Treasury Money Market Mutual Funds at the NAV determined as of 12:00 noon on the same business day. Requests we receive after this time are processed on the next, business day.

*        We process requests we receive in proper form before 9:00 a.m.
         (Pacific Time) on any business day for the National Tax-Free Money Market Mutual Fund at the NAV determined as of 9:00 a.m. on the same business day.

* Redemption proceeds are usually wired to the redeeming Institution the following business day.

* Requests we receive after 12:00 noon (Pacific Time) for the Prime and Treasury Money Market Mutual Funds or after 9:00 a.m. (Pacific Time) for the National Tax-Free Money Market Mutual Fund are processed the next business day at the applicable NAV.

* We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

* Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

24  Stagecoach Money Market Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

* You should carefully read the Prospectus for the Fund into which you wish to exchange.

* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

* Institutional Class shares may be exchanged for other Institutional Class shares, or for Class A shares in certain qualified accounts. Contact your account representative for further details.

                                  Stagecoach Money Market Funds Prospectus  25

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. However, dividends distributed by the National Tax-Free Money Market Mutual Fund which are attributable to the Fund's net interest income from tax-exempt securities will not be subject to federal income tax.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

National Tax-Free Money Market Mutual Fund- Prior to December 15, 1997, the Fund invested all of its assets in a Master Portfolio with an identical investment objective. The Fund currently invests directly in a portfolio of securities and no longer invests in a Master Portfolio. The Institutional Class shares commenced operations on December 15, 1997.

Prime Money Market Mutual Fund-The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On

26  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on or about September 6, 1996, the Fund was reorganized as the Prime Money Marker Mutual Fund of the Company. The Institutional Class shares of the Fund commenced operations on August 11, 1995. Financial information prior to this date is for the Service Class shares of the Pacifica portfolio. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Money Market Mutual Fund-Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. The Institutional Class shares of the Fund commenced operations on August 11, 1995. Financial information prior to this date is for the Service Class shares of the Pacifica portfolio. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $5,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Share Class - This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Statements - The Institutions mail statements after any account activity, including dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


                                  Stagecoach Money Market Funds Prospectus  27

Other Information
--------------------------------------------------------------------------------

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

28  Stagecoach Money Market Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.


================================================================================
                                Shareholders
================================================================================
                   Institutions and Their Representatives
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                          Transfer and
 Distributor &                        Dividend Disbursing       Shareholder
Co-Administrator     Administrator          Agent             Servicing Agents
================================================================================
Stephens Inc.       Wells Fargo Bank     Wells Fargo Bank     Various
111 Center St.      525 Market St.       525 Market St.       Institutions
Little Rock, AR     San Francisco, CA    San Francisco, CA
Markets the         Manages the Funds'   Maintains records    Provide services
Funds, distributes  business activities  of shares and        to customers
shares, and manages                      supervises the
the Funds'                               paying of dividends
business activities
--------------------------------------------------------------------------------
                                      |
================================================================================
          Investment Advisor                       Custodian
================================================================================
Wells Fargo Bank, 525 Market St.,      Wells Fargo Bank, 525 Market St.,
San Francisco, CA                      San Francisco, CA
Manages the Funds'                     Provides safekeeping for the
investment activities                  Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             Board of Directors
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------

                                  Stagecoach Money Market Funds Prospectus  29

Organization and Management of the Funds
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1997:


--------------------------------------------------------------------------------
National Tax-Free Money Market Mutual Fund                              ???
--------------------------------------------------------------------------------
Prime Money Market Mutual Fund                                          ???
--------------------------------------------------------------------------------
Treasury Money Market Mutual Fund                                       ???
--------------------------------------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .04% of each Fund's assets for its role as co-administrator.

30  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services, the Institutional Class of each Fund pays as follows:


--------------------------------------------------------------------------------
National Tax-Free Money Market Mutual Fund                            ????
--------------------------------------------------------------------------------
Prime Money Market Mutual Fund                                        ?????
--------------------------------------------------------------------------------
Treasury Money Market Mutual Fund                                     ?????
--------------------------------------------------------------------------------


                                  Stagecoach Money Market Funds Prospectus  31

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund there is a chart showing important financial information about the Fund. The chart is called the "Financial Highlights" and is designed to help you understand the past performance of the Fund. The financial statements from which the Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

Net Assets- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets- This ratio is the result of dividing net investment income (or loss) by average net assets.


32  Stagecoach Money Market Funds Prospectus

Glossary
--------------------------------------------------------------------------------

Annual and Semi-Annual Report

Documents that provide certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a single debtor or group of single debtors sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security of index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

                                  Stagecoach Money Market Funds Prospectus  33

Glossary
--------------------------------------------------------------------------------

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined each business day at 12:00 noon and 1:00 PM (Pacific Time). The NAV per share of the National Tax-Free Money Market Mutual Funds is determined each business day at 9:00 AM and 1:00 PM (Pacific Time).

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.


34  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


                                  Stagecoach Money Market Funds Prospectus  35
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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional
Information has been filed with the SEC
and is incorporated by reference into
this Prospectus and is legally part of
this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other
important information for the most
recent reporting period and each Fund's
portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        ------------------------------------------------------------------------
        STAGECOACH MONEY MARKET MUTUAL FUNDS:
        ------------------------------------------------------------------------
        *  are not insured by the FDIC
        * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank
        *  involve investment risk, including possible loss of principal.
        * seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        ------------------------------------------------------------------------


[LOGO OF RECYCLING]                        SC MMI P (2/98)
Printed on Recycled Paper

                              STAGECOACH FUNDS(R)

                           MONEY MARKET MUTUAL FUND

                                CLASS S SHARES

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one class of shares of a fund in the Stagecoach Family of Funds -- Class S shares of the MONEY MARKET MUTUAL FUND (the "Fund"). The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

  Currently, Class S shares are available only to qualified business investors who purchase such shares through a Managed Sweep Account (sometimes, an "Account") offered by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account with a daily sweep of balances to or from the Fund's Class S shares. Persons investing in Class S shares through a Managed Sweep Account also receive a Business Account Disclosure (the "Disclosure Statement") describing the various features and operations of the Account. The Disclosure Statement should be reviewed in conjunction with this Prospectus.

  AN INVESTMENT IN THE FUND, THROUGH A MANAGED SWEEP ACCOUNT OR OTHERWISE, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.


  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's Class S shares' goals meet your own. A Statement of Additional Information (the "SAI") for the Fund dated February 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The SAI for the Fund is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 1-800-222-8222.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


  WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES
    CERTAIN  OTHER SERVICES  TO  THE  FUND FOR  WHICH  IT IS  COMPENSATED.
      STEPHENS  INC. ("STEPHENS"),  WHICH IS NOT  AFFILIATED WITH  WELLS
        FARGO  BANK, IS THE  CO-ADMINISTRATOR AND DISTRIBUTOR FOR  THE
           FUND.


                               PROSPECTUS DATED
                               FEBRUARY 1, 1998

                                                                     PROSPECTUS

                               Table of Contents

                                     -----

Prospectus Summary                                                           1

Summary of Fund Expenses                                                     3

Account Fees and Charges                                                     4

Explanation of Tables                                                        5

Financial Highlights                                                         6

How the Fund Works                                                           7

The Fund and Management                                                      9

Investing in the Fund                                                       10

Dividend and Capital Gain Distributions                                     11

How to Redeem Shares                                                        12

Management, Distribution and Servicing Fees                                 12

Taxes                                                                       15

Prospectus Appendix - Additional Investment Policies                       A-1

                                                                      PROSPECTUS

                              Prospectus Summary

   The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for the Fund.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. In pursuing this objective, the Fund invests in securities with remaining maturities not exceeding 397 days, as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements. See "How the Fund Works -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC nor are they insured against loss of principal. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Deposits to the Accounts are eligible for federal deposit insurance only for the brief period they are in the Transaction Account prior to being swept into the Fund. You should be prepared to accept some risk with the money you invest in the Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How The Fund Works -- Risk Factors" and "Prospectus Appendix -- Additional Investment Policies."

Q. WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent (each as defined below) of the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees."

Q. HOW DO I INVEST?

A. This Prospectus is designed only for businesses that invest in Class S shares of the Fund through a Managed Sweep Account with Wells Fargo Bank. A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account (the "Transaction Account")

                                       1                             PROSPECTUS
   with a daily sweep of Transaction Account balances to or from the Fund. Wells Fargo Bank computes the net amount of deposits to and withdrawals from your Transaction Account (the "Net Sweep Amount") each day Wells Fargo Bank is open for business. If deposits exceed withdrawals from your Transaction Account, Wells Fargo Bank transmits a purchase order on your behalf to the Fund in an amount equal to the dollar value of the Net Sweep Amount. The information in this Prospectus should be read in conjunction with the Disclosure Statement related to your Account. See "Investing in the Fund."

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends of the Fund are declared daily and distributed monthly to your Account through automatic reinvestment in Class S shares of the Fund. Any capital gains will be distributed at least annually. Various dividend and distribution options, such as the option to direct the payment of proceeds from dividends and distributions to another account, which may be available to holders of the Fund's Class A shares, are not available to persons investing in Class S shares through a Managed Sweep Account. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q. HOW MAY I REDEEM SHARES?

A. If, on any day Wells Fargo Bank is open for business, withdrawals from your Managed Sweep Account exceed deposits, Wells Fargo Bank transmits a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Managed Sweep Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank will transmit a redemption request on your behalf to the Fund for the balance of your Fund shares held through such Account. See "How To Redeem Shares."


PROSPECTUS                            2

                            Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                  MONEY MARKET
                                                                  MUTUAL FUND
                                                                (CLASS S SHARES)
                                                                ----------------
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price).........................       None
  Maximum Sales Charge on Reinvested Distributions.............       None
  Maximum Sales Charge on Redemptions..........................       None
  Exchange Fees................................................       None



                       ANNUAL FUND OPERATING EXPENSES/1/
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                MONEY MARKET
                                                                MUTUAL FUND
                                                              (CLASS S SHARES)
                                                              ----------------
  Management Fee.............................................       0.40%
  Rule 12b-1 Fee.............................................       0.75%
  Other Expenses (after waivers or reimbursements)/2/........       0.27%
                                                                    ----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/2/........................................       1.42%
                                                                    ====

 -----------------------


 /1/ Additional fees charged by Wells Fargo Bank related to an Account are not included in this table. See "Account Fees and Charges."
 /2/ Absent waivers and reimbursements, the percentages shown above under "Other Expenses" and "Total Fund Operating Expenses" would be 0.41% and 1.56%, respectively.

 Note: The tables do not reflect any charges that may be imposed by Wells
       Fargo Bank directly on its customer accounts in connection with an investment in Class S Shares of the Fund.

 EXAMPLE OF EXPENSES


                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
  You would pay the following expenses on a
  $1,000 investment in the Fund, assuming (A)
  a 5% annual return and (B) redemption at the
  end of each time period indicated:
   Money Market Mutual Fund (Class S).........   $14     $45     $78     $170


                                       3                              PROSPECTUS

                           Account Fees and Charges

  Set forth below is a summary of fees which may be charged by Wells Fargo Bank for various banking services available through a Managed Sweep Account. For additional information on Account fees and charges please refer to the Disclosure Statement accompanying this Prospectus.


                                                                       MANAGED
                                                                        SWEEP
                                                                     ACCOUNT/1/
                                                                     -----------
  Monthly Account Fees
   Managed Sweep Account Fee........................................      $25.00
   Checking Maintenance Fee.........................................      $15.00
  Transaction Fees/2/
   Per Check Written................................................       $0.14
   Per Deposit Slip Processed.......................................       $1.40
   Per Check Deposited..............................................      $0.095
   Per $1,000 Cash Deposited........................................       $1.20
  Miscellaneous Fees................................................ Variable/3/
  Minimum Opening Balance...........................................     $10,000

 -----------------------


 /1/ Currently, Class S shares of the Fund may be purchased only through a Managed Sweep Account. Class A or Institutional Class shares of the Fund may be purchased without opening an Account and without incurring the fees for, or deriving the benefits of, the Account Services described above. Information regarding Class A and Institutional Class shares may be obtained by calling 1-800-222-8222.

 /2/ A Transaction Fee is charged whenever one of the listed transactions occurs.

 /3/ Various miscellaneous fees may be charged on a per transaction, per statement or other basis as described in "Miscellaneous Fees and Charges" and elsewhere in the Disclosure Statement.


PROSPECTUS                           4

                             Explanation of Tables


  The purpose of the foregoing tables is to help you understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.


  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund, except that the Company reserves the right to impose a charge for wiring redemption proceeds.


  ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts and amounts incurred during the most recent fiscal year. These amounts have been restated to reflect voluntary fee waivers and expense reimbursements expected to continue to reduce expenses during the current fiscal year. Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. The percentages shown above under "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and expense reimbursements that are expected to reduce expenses during the current fiscal year. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in Class S shares of the Fund, please see the Prospectus section captioned "Management, Distribution and Servicing Fees."



  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of the Fund. In addition, the example should not be considered a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.


  ACCOUNT FEES AND CHARGES are charges you pay to Wells Fargo Bank for banking services offered to you as a Managed Sweep Account holder. Wells Fargo Bank currently charges monthly account fees for the Managed Sweep Account. In addition, your Account is subject to various other fees and charges which may be assessed on a monthly or other periodic basis, or on a per transaction, per statement or other basis. For additional information with respect to Account fees and charges, including a description of the services available to Account holders, you should refer to the Disclosure Statement.

                                       5                             PROSPECTUS

                             Financial Highlights

  The following information has been derived from the Financial Highlights in the Fund's financial statements for the six-month periods ended March 31, 1997 and September 30, 1997. The financial statements for the six-month period ended March 31, 1997 have been audited by KPMG Peat Marwick LLP. The audited financial statements and the report thereon are incorporated by reference into the SAI. The unaudited financial statements for the six-month period ended September 30, 1997 also are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1997 financial statements and notes thereto. The SAI for the Fund has been incorporated by reference into this Prospectus.


                           MONEY MARKET MUTUAL FUND
                       FOR A CLASS S SHARE OUTSTANDING


                            (UNAUDITED)
                             SIX-MONTH    SIX-MONTH    NINE-MONTH
                            PERIOD ENDED PERIOD ENDED PERIOD ENDED PERIOD ENDED
                             SEPT. 30,     MAR. 31,    SEPT. 30,     DEC. 31,
                                1997       1997/1/      1996/2/      1995/3/
                            ------------ ------------ ------------ ------------
  Net Asset Value,
   Beginning of Period....       $1.00        $1.00        $1.00        $1.00
  Income from Investment
   Operations:
   Net Investment Income..        0.02         0.02         0.03         0.03
   Net Realized and
    Unrealized Gain (Loss)
    on Investments........        0.00         0.00         0.00         0.00
                              --------     --------     --------     --------
   Total from Investment
    Operations............        0.02         0.02         0.03         0.03
  Less Distributions:
   Dividends from Net
    Investment Income.....       (0.02)       (0.02)       (0.03)       (0.03)
   Distributions from Net
    Realized Gain.........        0.00         0.00         0.00         0.00
                              --------     --------     --------     --------
   Total From
    Distributions.........       (0.02)       (0.02)       (0.03)       (0.03)
                              --------     --------     --------     --------
   Net Asset Value, End of
    Period................       $1.00        $1.00        $1.00        $1.00
                              ========     ========     ========     ========
   Total Return (not
    annualized)...........        2.15%        2.02%        3.03%        2.73%
  Ratios/Supplemental
   Data:
   Net Assets, End of
    Period (000's)........    $888,314     $707,781     $699,231     $618,899
  Ratios to Average Net
   Assets (annualized):
   Ratio of Expenses to
    Average Net Assets....        1.42%        1.43%        1.42%        1.43%
   Ratio of Net Investment
    Income to Average Net
    Assets................        4.26%        4.02%        3.98%        4.40%
   Ratio of Expenses to
    Average Net Assets
    Prior To Waived Fees
    and Reimbursed
    Expenses..............        1.54%        1.56%        1.55%        1.53%
   Ratio of Net Investment
    Income to Average Net
    Assets Prior To Waived
    Fees and Reimbursed
    Expenses..............        4.14%        3.89%        3.85%        4.30%

 -----------------------

 /1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30.

 /3/ The Class S shares commenced operations on May 25, 1995.

PROSPECTUS                            6

                              How the Fund Works

INVESTMENT OBJECTIVES AND POLICIES


  THE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include short-term U.S. Government obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding 397 days, as determined in accordance with Rule 2a-7 under the 1940 Act. A more complete description of the Fund's investments and investment objectives is contained in "Prospectus Appendix -- Additional Investment Policies" and the SAI.

RISK FACTORS

  Investments in Fund shares are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Although the Fund seeks to maintain a stable NAV of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.

  The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable NAV of $1.00 per share. The dollar-weighted average portfolio maturity of the Fund must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Board of Directors).

  The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

  The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund, since its inception, has emphasized safety of principal and high credit quality. In particular, the internal

                                       7                              PROSPECTUS
investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative instruments ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  . inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or J.J. Kenney index floaters.

PERFORMANCE

  The performance of the Class S shares may be advertised from time to time in terms of current yield, effective yield and average annual total return. Performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

  Yield refers to the income generated by an investment in Class S shares of the Fund over a specified period (usually seven days), expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

  Average annual total return of a class of shares is based on the overall dollar or percentage change of an investment in the Fund's class and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.

  In addition to presenting these standardized performance calculations, at times, the Fund also may present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.

  Additional information about the Fund's performance is contained in the SAI under "Performance Calculations" and in the Fund's Annual Report, which are available upon request by

PROSPECTUS                            8
calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.

                            The Fund and Management

  The MONEY MARKET MUTUAL FUND is a fund of the Company. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of thirty-one other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the funds' investment objectives or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). As a shareholder of the Fund, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. The Money Market Mutual Fund also offers Class A and Institutional Class shares which are subject to different levels of fees and expenses than Class S shares and the performance of such shares may vary accordingly. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Fund's SAI.

MANAGEMENT


  Wells Fargo Bank is the Fund's investment adviser, administrator, custodian, transfer agent and dividend disbursing agent. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed funds of the Company and as adviser or sub-adviser to funds of other registered, open-end, management investment companies, each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.


  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no


                                       9                             PROSPECTUS
controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

OPENING AN ACCOUNT

  Class S shares of the Fund are offered by this Prospectus to businesses that establish a Managed Sweep Account with Wells Fargo Bank. Each Account combines a Transaction Account (a non-interest bearing deposit account) with a periodic sweep of balances to or from the Fund. Investors may open an Account by completing and signing an Account Application and appropriate Disclosure Statement. The Disclosure Statement contains important information about the various features and operations of the Accounts and should be reviewed in conjunction with this Prospectus. Wells Fargo Bank may, in the future, permit investors to acquire shares of the Fund through additional accounts not described in this Prospectus.

  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

  The value of a share of each class of the Fund is its net asset value ("NAV"). The NAV of Fund shares is calculated as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open. The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. The NAV per share of each class of the Money Market Mutual Fund is the value of total net assets attributable to each class divided by the total number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class' shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. As noted above, the Fund seeks to maintain a constant $1.00 per share NAV, although there is no assurance that it will be able to do so.

PROSPECTUS                           10

  Shares of the Fund may be purchased on any day the Fund is open (a "Business Day"). On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time may be earlier than 12:00 noon.

  The Funds' portfolio investments are valued on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

  Class S shares may be purchased on any day the Fund and Wells Fargo Bank are open by making a deposit into your Account. On each day Wells Fargo Bank and the Fund are open Wells Fargo Bank computes the Net Sweep Amount, which is the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account. If deposits and credits exceed withdrawals and charges, you authorize Wells Fargo Bank, on your behalf, to transmit a purchase order to the Fund designated in your Account in the amount of that day's Net Sweep Amount. For example, if you make a $500 deposit and withdraw $100 on the same day, and there are no other transactions on that day, the Net Sweep Amount for that day would be $400. Wells Fargo Bank, on your behalf, would transmit a purchase order to the designated Fund on the next Business Day in the amount of $400. Your purchase order will be made effective and full and fractional shares will be purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. Deposits and other transactions to your Account are sometimes not immediately included in the Net Sweep Amount. Cash and items drawn on Wells Fargo Bank are generally credited to the Net Sweep Amount on the same Business Day as the day of deposit. Local and non-local checks are usually credited to your Net Sweep Amount on the first or second Business Day, respectively, after the day of your deposit. In addition, adjustments may sometimes be made to your Account to reflect dishonored or returned items. For additional information refer to the applicable Disclosure Statement and, specifically therein, "Holds and Funds Availability."

                    Dividend and Capital Gain Distributions

  The Fund intends to distribute dividends on a daily basis to shareholders of record as of 12:00 Noon (Pacific time). You begin earning dividends on your Class S shares of the Fund on the day your purchase order for such shares is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before the dividend payment date, any dividends credited to you will be paid on the following dividend payment date. The Fund distributes any capital gains at least annually. Dividends declared in a month are reinvested in Class S shares of the Fund early in the following month.


                                      11                             PROSPECTUS

                             How to Redeem Shares

  If, on any day Wells Fargo Bank and the Fund are open for business, withdrawals from your Managed Sweep Account, including check transactions, exceed deposits and credits, Wells Fargo Bank will transmit a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Managed Sweep Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank transmits a redemption request on your behalf to the Fund for the balance of the Class S shares of the Fund held through your Account. Your shares are normally redeemed at the next NAV, expected to be a constant $1.00 per share, calculated after the Fund has received the redemption order transmitted on your behalf. The Fund ordinarily will remit your redemption proceeds within seven days after your redemption order is received from Wells Fargo Bank unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund. In addition, Wells Fargo Bank may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in "Holds and Funds Availability" and elsewhere in the applicable Disclosure Statement.

                  Management, Distribution and Servicing Fees

INVESTMENT ADVISER


  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the investment strategies and performance of the Fund. For its services as investment adviser, Wells Fargo Bank is entitled to receive monthly investment advisory fee at the annual rate of 0.40% of the average daily net assets of the Fund. From time to time, the Fund, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1995 and the nine-month period ended September 30, 1996, the Fund paid advisory fees to Wells Fargo Bank at an annual rate equal to 0.40% of its average daily net assets. For the six-month period ended March 31, 1997, the Fund paid advisory fees to Wells Fargo Bank at an annual rate equal to 0.36% of its average daily net assets.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Fund's custodian, transfer agent and dividend disbursing agent. Under its Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money

PROSPECTUS                           12
from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. The custodial, transfer and dividend disbursing agency services are performed at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

  The Company has entered into a Shareholder Servicing Agreement with Wells Fargo Bank on behalf of the Class S shares of the Fund and may enter into similar agreements with other entities ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents agree, as agent for their customers, to provide various administrative and liaison services with respect to Fund shares, such as maintaining shareholder accounts and records; assisting shareholders with purchases, exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, as calculated on an annualized basis for the Fund's then-current fiscal year, up to (1) 0.25% of the average daily net assets attributable to the Class S shares of the Fund, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04% respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

  Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets for administration services.

                                      13                             PROSPECTUS

  Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Fund at the annual rate of 0.03% of the Fund's average daily net assets.


DISTRIBUTOR


  Stephens is the Company's co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.


  Stephens also has entered into a Distribution Agreement pursuant to which it distributes the Fund's shares. The Company has adopted a Distribution Plan on behalf of the Class S shares of the Fund under the SEC's Rule 12b-1 (the "Plan"). Under the Plan and pursuant to the Distribution Agreement, the Fund pays Stephens, as compensation for distribution-related services, a monthly fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Class S shares of the Fund or the maximum amount payable under applicable laws, regulations and rules, whichever is less. The actual fee payable to Stephens is determined, within the applicable limit, from time to time by mutual agreement between the Company and Stephens. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the fee payable to Stephens under the Distribution Agreement is not based upon the actual expenditures of Stephens, the expenses of Stephens (which may include overhead expenses) may be more or less than the fees received by it under the Distribution Agreement. The Plan contemplates further that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to the Plan.

  In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

  Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will

PROSPECTUS                           14
reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees; payments pursuant to the Plan; interest, fees and expenses of independent auditors and legal counsel; and any extraordinary expenses. Expenses attributable to a class are charged against the assets of the class. Certain expenses attributable only to a class are charged to such shares. General expenses of the Company are allocated among all of the Company's funds, in a manner proportionate to the net assets of each fund, on a transactional basis or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

  Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. Under the Tax Payer Relief Act of 1997, noncorporate shareholders may be taxed on such distributions at preferential rates. See "Federal Income Taxes -- Capital Gain Distributions" in your SAI. In general, your distributions will be taxable when paid, even though they are automatically reinvested in additional Class S shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

  Your redemptions and exchanges of fund shares will ordinarily result in a taxable gain or loss, depending on the amount you receive for your shares and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in your SAI.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to backup withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax consequences of purchasing, holding and redeeming Class S shares. Further federal income tax considerations are discussed in your SAI.

                                      15                             PROSPECTUS

                            PROSPECTUS APPENDIX --

                        ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  The Money Market Mutual Fund may invest in the following:

 (i)    U.S. Government obligations (discussed below);

 (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC") ("bank instruments");


 (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1-" or "A-1" by Standard & Poor's Rating Group ("S&P") ("rated commercial paper");

 (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

 (v)    certain floating and variable rate instruments (discussed below);

 (vi)   certain repurchase agreements (discussed below);

 (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below);

 (viii) certain municipal obligations (discussed below); and

 (ix) certain securities issued by other investment companies (discussed below).


 Floating- and Variable-Rate Obligations


  The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its

                                      A-1                            PROSPECTUS
discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


 Foreign Obligations


  The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


 Illiquid Securities


  The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may invest up to 10% of its assets in net illiquid securities.


 Letters of Credit


  Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed

PROSPECTUS                            A-2
by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

 Municipal Obligations

  Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


 Other Investment Companies


  The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


 Repurchase Agreements


  The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.


  The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not

                                      A-3                            PROSPECTUS
affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo
Bank.


 U.S. Government and U.S. Treasury Obligations


  The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

INVESTMENT POLICIES

  The Fund's investment objective, as set forth in "How the Fund Works -- Investment Objective and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the Fund's SAI. If the Company's Board of Directors determines, however, that the investment objective of the Fund can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

 Fundamental Investment Policies

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government

PROSPECTUS                            A-4
obligations and obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

 Non-Fundamental Investment Policies


  The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.


 (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


 (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


 (3) The Fund may invest up to 25% of its net assets in securities of foreign branches of U.S. Banks and U.S. Branches of foreign banks that are denominated in and pay interest in U.S. dollars.


 (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.


  The following securities are excluded from the 10% limitation on investment in illiquid securities: (a) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the Fund's Board of Directors, and (b) commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the Fund's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid.

                                      A-5                            PROSPECTUS

STAGECOACH FUNDS(R)
P.O. Box 7066

San Francisco, CA 94120-7066





 STAGECOACH FUNDS:
 ------------------------------------
 . are NOT FDIC insured
 . are NOT guaranteed by Wells Fargo Bank
 . are NOT deposits or obligations of the Bank
 . involve investment risk, including possible loss of principal

[LOGO OF RECYCLED PAPER]

Printed on Recycled Paper                                        SC 228 P (2/98)


                          [LOGO OF STAGECOACH FUND]

                               -----------------
                                   PROSPECTUS
                               -----------------

                         Money Market Mutual Fund


                                  Class S

                               -----------------

                             February 1, 1998
                               -----------------

STAGECOACH FUNDS(R)                             BULK RATE
P.O. Box 7066                               U.S. POSTAGE PAID
San Francisco, CA 94120-7066                  PERMIT #30835
                                             LOS ANGELES, CA

 STAGECOACH FUNDS:
 --------------------
 . are NOT FDIC insured
 . are NOT guaranteed by Wells Fargo Bank
 . are NOT deposits or obligations of the Bank
 . involve investment risk, including possible loss of principal

[LOGO OF RECYCLED PAPER]
Printed on Recycled                                     Paper  SC 228 P (2/98)



                         [LOGO OF STAGECOACH FUNDS]

                               --------------
                                 PROSPECTUS
                               --------------

                         Money Market Mutual Fund


                                  Class S

                                --------------

                             February 1, 1998
                                --------------

                         [LOGO OF STAGECOACH FUNDS]

                        -----------------------------
                                 PROSPECTUS
                        -----------------------------

                             MONEY MARKET TRUST

                              February 1, 1998

                              STAGECOACH FUNDS(R)
                               MONEY MARKET TRUST


 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one fund of the Stagecoach Family of Funds -- the Money Market Trust (the "Fund"). The Money Market Trust seeks to provide investors with current income and stability of principal.


 An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a constant $1.00 net asset value per share.


 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  WELLS FARGO BANK IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. STEPHENS INC.
   ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S
                     CO-ADMINISTRATOR AND DISTRIBUTOR.


                       PROSPECTUS DATED FEBRUARY 1, 1998

                                                                      PROSPECTUS

                               Table of Contents

                                    -------

Prospectus Summary                                                             1

Summary of Fund Expenses                                                       3

Explanation of Tables                                                     4

Financial Highlights                                                           5

How the Fund Works                                                             7

The Fund and Management                                                       10

Investing in the Fund                                                         11

Dividend and Capital Gain Distributions                                       13

How to Redeem Shares                                                          14

Management and Servicing Fees                                                 15

Taxes                                                                         18

Prospectus Appendix--Additional Investment Policies                          A-1




                                                                      PROSPECTUS

                               Prospectus Summary

 The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


A. The MONEY MARKET TRUST seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing its assets in high quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months). See "How the Fund Works -- Investment Objective and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" and "Additional Investment Activities" in the SAI for further information on investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.

Q. HOW DO I INVEST?

A. Qualified investors may invest by purchasing Fund shares at the net asset value per share without a sales charge ("NAV"). Qualified investors include customers ("Customers") who maintain qualified accounts with the trust division of Wells Fargo Bank or an affiliate of Wells Fargo Bank (a "Bank"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through

                                       1                              PROSPECTUS
   the Customer's account with a Bank under the terms of the Customer's account agreement with the Bank. Investors wishing to purchase Fund shares should contact their account representatives. See "Investing in the Fund" for additional information.

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional shares of the Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q. HOW MAY I REDEEM SHARES?

A. You may redeem your shares at NAV, without charge by the Company. Fund shares held by a Bank on behalf of its Customers must be redeemed under the terms of the Customer's account agreement with the Bank. Banks are responsible for transmitting redemption requests to the Company and crediting their Customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Shares."




PROSPECTUS                             2

                            Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                     MONEY
                                                                  MARKET TRUST
                                                                  ------------
  Maximum Sales Charge on Purchases (as a percentage of offering
   price).......................................................      None
  Maximum Sales Charge on Reinvested Distributions..............      None
  Maximum Sales Charge on Redemptions...........................      None
  Exchange Fees.................................................      None


                         ANNUAL FUND OPERATING EXPENSES


                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         MONEY
                                                                         MARKET
                                                                         TRUST
                                                                         ------
  Management Fee (after waivers or reimbursements)/1/...................  0.00%
  Rule 12b-1 Fee........................................................  0.00%
  Other Expenses (after waivers or reimbursements)/2/...................  0.20%
                                                                          ----
  TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/3/....  0.20%
                                                                          ====

 --------------------------------
 /1/ Management Fee (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.
 /2/ Other Expenses (before waivers or reimbursements) would be 0.36%.
 /3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 0.61%.

 Note: The tables do not reflect any charges that may be imposed by Wells
       Fargo Bank or any other Bank directly on certain customer accounts in connection with an investment in the Fund.

                                       3                              PROSPECTUS

EXAMPLE OF EXPENSES

  You would pay the following expenses on a $1,000 investment in the Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
    Money Market Trust.........................    $2      $6     $11     $26


                             Explanation of Tables

 The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.

 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when an investor buys or sells Fund shares. Fund shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the prior fiscal period. The amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current year. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.

PROSPECTUS                             4

                              Financial Highlights


  The following information has been derived from the Financial Highlights in the Fund's financial statements for the six-month periods ended March 31, 1997 and September 30, 1997. This information is provided to assist you in evaluating the Fund's historical performance. Except as set forth below, the Fund's financial statements were audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors to the predecessor fund. On September 6, 1996, shares of a portfolio of Pacifica Funds Trust were reorganized as shares of the Money Market Trust. The audited financial statements and report thereon for the six-month period ended March 31, 1997 are incorporated by reference into the SAI. The unaudited financial statements for the six-month period ended September 30, 1997 also are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1997 financial statements and the notes thereto. The Fund's SAI has been incorporated by reference into this prospectus.

                                       5                              PROSPECTUS

                               MONEY MARKET TRUST
                            FOR A SHARE OUTSTANDING


                             (UNAUDITED)
                             SIX MONTHS  SIX MONTHS             FOUR MONTHS                                             PERIOD
                                ENDED      ENDED    YEAR ENDED     ENDED           FOR THE YEAR ENDED MAY 31,           ENDED
                              SEPT. 30,   MAR. 31,  SEPT. 30,    SEPT. 30,     --------------------------------------  MAY 31,
                                1997      1997/1/      1996       1995/2/        1995      1994      1993      1992    1991/3/
                             ----------- ---------- ----------  -----------    --------  --------  --------  --------  --------
  Net Asset Value,
  beginning of period.....    $   1.00    $   1.00  $     1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              --------    --------  ----------   --------      --------  --------  --------  --------  --------
  Income from Investment
  Operations:
  Net Investment Income...        0.03        0.03        0.05       0.02          0.05      0.03      0.03      0.05      0.05
  Net realized and
  unrealized gain (loss)
  on investment...........        0.00        0.00        0.00       0.00          0.00      0.00      0.00      0.00      0.00
                              --------    --------  ----------   --------      --------  --------  --------  --------  --------
  Total from Investment
  Operations..............        0.03        0.03        0.05       0.02          0.05      0.03      0.03      0.05      0.05
  Less Distributions:
  Dividends from net
  investment income.......       (0.03)      (0.03)      (0.05)     (0.02)        (0.05)    (0.03)    (0.03)    (0.05)    (0.05)
  Distributions from net
  realized gain...........        0.00        0.00        0.00       0.00          0.00      0.00      0.00      0.00      0.00
                              --------    --------  ----------   --------      --------  --------  --------  --------  --------
  Total From
  Distributions...........       (0.03)      (0.03)      (0.05)     (0.02)        (0.05)    (0.03)    (0.03)    (0.05)    (0.05)
                              --------    --------  ----------   --------      --------  --------  --------  --------  --------
  Net Asset Value, end of
  period..................    $   1.00    $   1.00  $     1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              ========    ========  ==========   ========      ========  ========  ========  ========  ========
  Total Return (not
  annualized).............        2.76%       2.66%       5.43%      5.70%/4/      5.05%     3.21%     2.94%     4.56%     6.48%/4/
  Ratios/Supplemental
  Data:
  Net Assets, end of
  period (000s)...........    $710,547    $807,003  $1,143,767   $286,863      $290,483  $300,894  $ 74,375  $ 87,039  $113,141
  Ratios to average net
  assets (annualized):
  Ratio of expenses to
  average net assets......        0.20%       0.20%       0.18%      0.19%         0.17%     0.18%     0.46%     0.48%     0.69%
  Ratio of net investment
  income to average net
  assets..................        5.41%       5.28%       5.33%      5.70%         5.06%     3.21%     2.94%     4.56%     6.48%
  Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses.....        0.61%       0.61%       0.55%      1.11%         1.07%     1.02%     1.08%     1.04%     1.08%
  Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses................        5.00%       4.87%       4.96%      4.78%         4.16%     2.37%     2.32%     4.00%     6.09%

-----

 /1/ The Money Market Trust changed its fiscal year-end from September 30 to
     March 31.

 /2/ The Money Market Trust changed its fiscal year-end from May 31 to September
     30.

 /3/ The Fund operated as the Prime Money Market Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A., from its commencement of operations on September 17, 1990 until it was reorganized as the Money Market Trust of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

 /4/ Annualized.

PROSPECTUS                             6

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 The Money Market Trust seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing in high-quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months), as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, repurchase agreements and variable- and floating-rate instruments. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. In seeking to achieve its investment objective, the Fund invests in "money market" instruments such as those described below. During normal market conditions, the Fund invests at least 80% of its assets in money market instruments. A more complete description of the Fund's investments and investment objectives is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

 The Fund may invest in bankers' acceptances guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion, and in certificates of deposit of domestic branches of U.S. banks, savings banks and savings and loan associations that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

 In addition, the Fund may invest in U.S. dollar-denominated time deposits and certificates of deposit issued by foreign branches of such U.S. banks and savings and loan associations. Investments by the Fund in the obligations of foreign branches of domestic banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Although time deposits made by the Fund will normally mature within several days, the Fund may make time deposits with longer maturities.

 The Fund may invest in commercial paper (including variable- and floating-rate instruments) and corporate bonds with remaining maturities of 397 days or less. All securities acquired by the Fund will be U.S. Government obligations or other "First Tier Securities" as defined under Rule 2a-7. First Tier Securities generally consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSRO") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the investment adviser pursuant to guidelines

                                       7                              PROSPECTUS
approved by the Company's Board of Directors. Certain types of commercial paper are issued only in private placements and may be subject to restrictions on resale and are therefore less liquid.

 The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies. For additional descriptions of the types of securities and investment practices used by the Fund, see "Risk Factors" and "Prospectus Appendix -- Additional Investment Policies" in this Prospectus and "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top rating category by the required number of NRSROs or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may

PROSPECTUS                             8
default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates or federal funds rates. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about the investment policies and risks.

PERFORMANCE

  Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes that the income earned from the shares is reinvested at NAV in shares of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

                                       9                              PROSPECTUS

 Average annual total return is based on the overall dollar or percentage change of an investment in the Fund's shares and assumes the investment is at NAV and all dividends and distributions attributable to the shares are reinvested at NAV in shares of the Fund.

 In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as 30-day yields or, in sales literature, distribution rates.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.


                            The Fund and Management

THE FUND

 The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 31 other funds. The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A shareholder of record of the Fund is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1997, Wells Fargo Bank provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser or sub-adviser to the other separately managed series of the Company, and to three other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105.

PROSPECTUS                             10

 From October 1, 1995 until its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolio. WFIM, a wholly owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 525 Market Street, San Francisco, California 94105. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as the investment adviser to the Fund.

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             Investing in the Fund

SHARE VALUE

 The price of a Fund share is its "net asset value" or NAV. The NAV of shares of the Money Market Trust is computed by adding the value of its portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of Fund shares outstanding. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

 Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon.

 Wells Fargo Bank calculates the Fund's NAV as of 12:00 Noon (Pacific time) each Business Day. All transaction orders are processed at the NAV next determined after the order is received.

                                       11                             PROSPECTUS

  The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

 Shares of the Fund are sold without a sales load on a continuous basis to Customers who maintain qualified accounts with the trust division of a Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions are sent to the Bank involved. A Bank (or its nominee) is normally the holder of record of Fund shares acting on behalf of its Customers and reflects its Customers beneficial ownership of shares in the account statements provided to its Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by a Customer's account agreement with a Bank. Investors wishing to purchase shares of the Fund should contact their account representatives.

 Purchase orders for shares in the Fund must be received by the Fund by 12:00 Noon (Pacific time) on a Business Day. Payment for such shares must also be made in federal funds or other funds immediately available to the Custodian no later than 12:00 Noon (Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares are executed at the NAV per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although a Bank may impose certain minimum Customer account requirements.

 The Bank is responsible for transmitting orders for purchases by the Customers and delivering required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Bank will be responsible for any loss to the Fund or its shareholders. A Bank may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

 The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

PROSPECTUS                             12

STATEMENTS AND REPORTS

 If a Bank is the recordholder for an investor's account, the Bank sends the investor a monthly account statement after the end of each month in which there has been a transaction that affects the share balance or Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, investors receive financial statements from the Fund.


                    Dividend and Capital Gain Distributions


 Dividends from net investment income are declared daily payable to shareholders of record as of 12:00 Noon (Pacific time). If your purchase order is received before 12:00 Noon on any Business Day, you begin earning dividends on the day your purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Fund distributes any capital gains at least annually.

 Dividends declared in a month generally are distributed on the last Business Day of that month. All distributions are reinvested automatically in additional shares of the Fund at NAV or, at the option of the investor, paid in cash. Distributions from net realized securities gains are declared and distributed once a year, but the Fund may make distributions on a more frequent basis. In all cases, distributions will be made in a manner that is consistent with the provisions of the 1940 Act.

                                       13                             PROSPECTUS

                              How to Redeem Shares


 Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Shares held by a Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Bank. The Bank is responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Fund shares normally are wired to the redeeming Bank the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to ten days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

 With respect to shareholders who do not have a relationship with a Bank, Fund shares may be redeemed by writing or calling the Company directly at the address or phone number shown on the inside cover page of the Prospectus. When shares are redeemed directly from the Fund, the Company ordinarily sends the proceeds by check to the investor at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Company may suspend redemptions or postpone payment dates.

 To be accepted by the Company, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

 All redemptions of Fund shares are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by an investor during

PROSPECTUS                             14
any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by investors in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient were to sell such securities, the investor might incur brokerage charges.


                         Management and Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of the Money Market Trust. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the six-month period ended March 31, 1997 and the fiscal year ended September 30, 1996, the Fund paid advisory fees at the annual rate of 0.00% and 0.02%, respectively, of its average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolio to the Money Market Trust.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENTS

 The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank and may enter into similar agreements with other Banks ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo

                                       15                             PROSPECTUS

Bank) agree, as agents for their customers, to provide shareholder administrative and liaison servicing with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

 Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets for administration services.


 Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Fund. Under the previous agreement, Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the average daily net assets of the Fund.

PROSPECTUS                             16

 For the period from October 1, 1995 to September 5, 1996, Furman Selz provided administrative services for the operation of the predecessor portfolio to the Fund. As compensation for such services, the predecessor portfolio paid Furman Selz an annual fee, payable monthly, of up to 0.15% of the average daily net assets of the Fund.


DISTRIBUTOR

 Stephens is the Company's co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.

 Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

 Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors, legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                       17                             PROSPECTUS

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. Under the Taxpayer Relief Act of 1997, noncorporate Shareholders may be taxed on such distributions at preferential rates. See "Federal Income Taxes -- Capital Gain Distributions" in your SAI. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to backup withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor with respect to your specific tax consequences of purchasing, holding and redeeming Fund shares. Further federal income tax considerations are discussed in your SAI.




PROSPECTUS

                             Prospectus Appendix --
                         Additional Investment Policies

FUND INVESTMENTS

MONEY MARKET TRUST

  The Money Market Trust may invest in the following:

(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);

(ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

(iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1--" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

(iv) commercial paper unrated at the date of purchase but deemed comparable to rated commercial paper in which the Fund may invest and/or secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

(v) certain floating and variable rate instruments ("variable rate instruments") (discussed below);

(vi) certain repurchase agreements ("repurchase agreements") (discussed below);

(vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below); and

(viii) certain securities issued by other investment companies (discussed below).

                                      A-1                             PROSPECTUS

 Floating and Variable-Rate Obligations


 The Fund may purchase floating- and variable-rate obligations as described in the prospectuses. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

 Repurchase Agreements


 The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian

PROSPECTUS                            A-2
has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").


 U.S. Government Obligations


  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                      A-3                             PROSPECTUS

 Other Investment Companies


 The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.

 Letters of Credit


 Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

 Foreign Obligations


  The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Short-Term Trading


 The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

INVESTMENT POLICIES AND RESTRICTIONS

  The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed

PROSPECTUS                            A-4
without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.


 As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) U.S. Government obligations, and (b) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

 The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.


    (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


    (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
  (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

                                      A-5                             PROSPECTUS

    (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.


    (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

 Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets. The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

PROSPECTUS                            A-6

STAGECOACH FUNDS(R)
P.O. Box 7066

San Francisco, CA 94120-7066



 STAGECOACH MONEY MARKET MUTUAL FUNDS:
 --------------------------------------------------------------------------
 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank

 . are NOT guaranteed by Wells Fargo Bank
 . involves investment risk, including possible loss of principal

 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that either fund will meet this goal. Yields will vary with marketconditions.

 [LOGO OF RECYCLED PAPER]

 Printed on Recycled Paper                                  SC 645 P (2/98)

February 1, 1998


                                                           STAGECOACH FUNDS/R/
Stagecoach
        Overland Express
Sweep Fund Prospectus





Investment Advisor              Please read this Prospectus and keep it
and Administrator:              for future reference. It is designed
                                to provide you with important information
Wells Fargo Bank                and to help you decide if the Fund's
                                goals match your own.
Distributor and
Co-Administrator:               These securities have not been
                                approved or disapproved by the U.S.
Stephens Inc.                   Securities and Exchange Commission,
                                any state securities commission or any
                                other regulatory authority, nor have any of these authorities passed upon the accuracy or adequacy of this Prospectus.
                                Any representation to the contrary is
                                a criminal offense.

                                Fund shares are NOT deposits or other
                                obligations of, or issued, endorsed or
                                guaranteed by, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. WE CANNOT ASSURE YOU THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

About This Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how the Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about the Fund can be found.



                Important  information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and
                practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------


Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand this Fund?

The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222.

Table of Contents




                           Key Information                              4

                           Summary of Expenses                          5
-------------------------------------------------------------------------------

The Fund                   Overland Express Sweep Fund                  6

This section contains      General Investment Risks                     10
important information
about the Fund.
-------------------------------------------------------------------------------

Your Account               Your Fund Account                            14

Turn to this section       How to Buy Shares                            14
for information on
how to open and maintain   How to Sell Shares                           16
your account, including
how to buy and sell her    Other Information                            17
Fund shares.
-------------------------------------------------------------------------------

Reference                  Organization and Management
                              of the Fund                               20
Look here for details
on the organization of     How to Read the Financial Highlights         22
the Fund and term
definitions.               Glossary                                     23

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Overland Express Sweep Fund

The Fund described in this Prospectus invest in money market instruments, seeks to maintain a $1.00 per share net asset value in order to preserve principal, and distributes dividends once a month. You should consider the objective, investment practices, permitted investments and risks carefully before investing in the Fund. The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in this Fund? Yes, if:

* you are a current or potential customer of a Shareholder Servicing Agent that has an agreement with us to periodically "sweep" the balance of your account with the Shareholder Servicing Agent into shares of the Fund;

*  you are looking for a fund in which to invest short-term cash;

*  you are looking to preserve principal; and

*  you are looking for monthly income.

You should not invest in this Fund if:

* you are looking for FDIC insurance coverage or guaranteed rates of return;

*  you are unwilling to accept that you may lose money on your investment;

* you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

*  you are seeking long-term total return.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What is the "Fund"?

In this Prospectus, the "Fund" refers to the Stagecoach Overland Express Sweep Fund. The "Fund" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 13.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.

4  Stagecoach Overland Express Sweep Fund Prospectus

Overland Express Sweep Fund                                 Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
Shareholder Transaction Expenses
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares.
See "Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------
                                                                      Overland
                                                                      Express
                                                                       Sweep
--------------------------------------------------------------------------------
Maximum sales charge on a purchase
(as a percentage of offering price)                                     None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                                                             None
--------------------------------------------------------------------------------
Maximum sales charge imposed on
  redemptions                                                           None
--------------------------------------------------------------------------------
Exchange fees                                                           None
--------------------------------------------------------------------------------
================================================================================
Annual Fund Operating Expenses (as a percentage of average net assets)
================================================================================
Annual Fund Operating Expenses shown reflect amounts paid by the Fund during the prior fiscal year. They have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by The National
Association of Securities Dealers, Inc.
--------------------------------------------------------------------------------
                                                                      Overland
                                                                      Express
                                                                        Sweep
--------------------------------------------------------------------------------
Rule 12b-1 Fee                                                          0.30%
--------------------------------------------------------------------------------
Management fee
  (after waivers)                                                       0.45%
--------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)                                     0.49%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after waivers or reimbursements)                                     1.24%
--------------------------------------------------------------------------------
Management fee
  (before waivers)                                                      0.45%
--------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)                                    0.81%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (before waivers or reimbursements)                                    1.26%
--------------------------------------------------------------------------------
================================================================================
Example of Expenses - This example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
================================================================================
You would pay the following expenses on a $1,000                       Overland
investment assuming a 5% annual return and that                        Express
you redeem your shares at the end of each period.                       Sweep
--------------------------------------------------------------------------------
1 Year                                                                  $13
--------------------------------------------------------------------------------
3 Years                                                                 $39
--------------------------------------------------------------------------------
5 Years                                                                 $68
--------------------------------------------------------------------------------
10 Years                                                                $150
--------------------------------------------------------------------------------

                          Stagecoach Overland Express Sweep Fund Prospectus  5

Overland Express Sweep Fund
--------------------------------------------------------------------------------

                        Advisor:    Wells Fargo Bank
--------------------------------------------------------------------------------

[LOGO OF                Investment Objective
ARROW]
                        The Overland Express Sweep Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity.


                        Investment Policies

                        We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high-quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.
--------------------------------------------------------------------------------

[LOGO OF                Permitted Investments
PERCENTAGE SIGN]
                        Under normal market conditions, we invest in:

                        * commercial paper rated at the date of purchase as P-1 by Moody's or A-1+ or A-1 by S&P;

                        * negotiable certificates of deposit and banker's acceptances;

                        *   repurchase agreements;

                        *   U.S. Government obligations;

                        * short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks; and

                        *   shares of other money market funds.

6  Stagecoach Overland Express Sweep Fund Prospectus

--------------------------------------------------------------------------------

[LOGO OF                Important Risk Factors
EXCLAMATION POINT]
                        You should consider both the General Investment Risks beginning on page 10 and the specific risks listed below. They are both important to your investment choice.

                        There is no guarantee that we will be able to maintain
                        a $1.00 per share net asset value. Fluctuations in
                        share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF                Additional Fund Facts
ADDITION SIGN]
                        For information on Fund fees and expenses, see
                        "Summary of Expenses" on page 5.



                          Stagecoach Overland Express Sweep Fund Prospectus  7

Overland Express Sweep Fund                                Financial Highlights
See "How to Read the Financial Highlights" on page 22.
--------------------------------------------------------------------------------

=====================================================================================================
For a Share Outstanding
=====================================================================================================
For the period ended:           Commenced on October 1, 1991
                                ---------------------------------------------------------------------
                                6 Months Ended       Year Ended       Year Ended        Year Ended
                                June 30, 1997      Dec. 31, 1996     Dec. 31, 1995    Dec. 31, 1994
----------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                        $1.00                $1.00           $1.00             $1.00
----------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income             0.02                 0.04            0.05              0.03
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment
    income                         (0.02)               (0.04)          (0.05)            (0.03)
----------------------------------------------------------------------------------------------------
Net asset value, end of period     $1.00                $1.00           $1.00             $1.00
----------------------------------------------------------------------------------------------------
Total return (not annualized)       2.15%                4.29%           4.80%             3.11%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of
    period (000s)             $2,076,137           $2,002,725      $1,209,183          $812,559
  Number of shares
   outstanding, end of
   period (000s)               2,076,710            2,003,292       1,209,183           812,559
----------------------------------------------------------------------------------------------------
Ratios to average net
  assets (annualized)/2/:
  Ratio of expenses to average
    net assets                      1.25%                1.24%           1.25%             1.25%
  Ratio of net investment
    income to average net assets    4.31%                4.20%           4.70%             2.92%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
   net assets prior/2/ to
   waived fees and reimbursed
   expenses                         1.26%                1.26%           1.28%             1.33%
----------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average/2/ net assets
  prior to waived fees and
  reimbursed expenses               4.30%                4.18%           4.67%             2.84%
----------------------------------------------------------------------------------------------------
====================================================================================================
Calendar-Year Returns                                   1996             1995              1994
====================================================================================================
These returns reflect fee waivers and reimbursements,    4.29%           4.80%             3.11%
and are not a guarantee of future performance.
----------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.

/2/  These ratios include expenses charged to the Master Portfolio.


8  Stagecoach Overland Express Sweep Fund Prospectus

                          See "How to Read the Financial Highlights" on page 23.
--------------------------------------------------------------------------------

=====================================================================================

=====================================================================================

                                -----------------------------------------------------
                                Year Ended           Year Ended       Year Ended
                                Dec. 31, 1993      Dec. 31, 1992     Dec. 31, 1991
-------------------------------------------------------------------------------------
Net asset value, beginning
  of period                        $1.00                $1.00           $1.00
-------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income             0.02                 0.03            0.01
-------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment
    income                         (0.02)               (0.03)          (0.01)
-------------------------------------------------------------------------------------
Net asset value, end of period     $1.00                $1.00           $1.00
-------------------------------------------------------------------------------------
Total return (not annualized)       1.97%                2.31%           0.93%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of
    period (000s)             $  528,072           $  253,617      $   14,010
  Number of shares
   outstanding, end of
   period (000s)                 528,072              253,628          14,010
-------------------------------------------------------------------------------------
Ratios to average net
  assets (annualized)/2/:
  Ratio of expenses to average
    net assets                      1.25%                1.24%           1.23%
  Ratio of net investment
    income to average net assets    1.67%                2.20%           3.46%
-------------------------------------------------------------------------------------
Ratio of expenses to average
   net assets prior/2/ to
   waived fees and reimbursed
   expenses                         1.31%                1.51%           6.92%
-------------------------------------------------------------------------------------
Ratio of net investment income
  to average/2/ net assets
  prior to waived fees and
  reimbursed expenses               1.61%                1.93%          (2.23)%
-------------------------------------------------------------------------------------
=====================================================================================
Calendar-Year Returns               1993                1992             1991
=====================================================================================
                                   1.97%                2.31%            0.93%

-------------------------------------------------------------------------------------

                            Stagecoach Overland Express Sweep Fund Prospectus  9

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

* We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

* You cannot recover through insurance any loss due to investment practices, nor can the Fund, the shareholder servicing agents or investment advisors "make good" any losses you might have.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.

* The Fund invests in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in the Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt security unless it is specifically designed to pay an adjustable rate.

* The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Fund:

* Capped floaters on which interest is not paid when market rates move above a certain level;

10  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

* Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

* Range floaters on which interest is not paid if market interest rates move outside a specified range;

* Dual index floaters whose interest rate reset provisions are tied to more than one index; and

* Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that apply to the Fund and a table showing some of the additional investment practices that the Fund may use. Additional information about these practices is available in the Statement of Additional
Information.

Counter-Party Risk- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.


                             Stagecoach Overland Express Sweep Prospectus   11

General Investment Risks
--------------------------------------------------------------------------------

Market Risk- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

        ------------------------------------------------------------------------
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

        Remember, the Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional information for additional information about the investment practices and risks particular to each Fund.
        ----------------------------------------------------------------------

12  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

================================================================================
Investment Practice:                    Risk:
================================================================================
Floating and Variable Rate Debt

Instruments with interest rates         Interest Rate and               *
that are adjusted either on a           Credit Risk
schedule or when an index or
benchmark changes.
--------------------------------------------------------------------------------

Repurchase Agreements

A transaction in which the seller       Credit and
of a security agrees to buy back        Counter-Party Risk              *
a security at an agreed upon time
and price, usually with interest.
--------------------------------------------------------------------------------

Other Mutual Funds

The temporary investment in shares      Market Risk                     *
of another money market fund. A pro
rata portion of the other fund's
expenses, in addition to the
expenses paid by the Fund, will
be borne by Fund shareholders.
--------------------------------------------------------------------------------

Foreign Obligations

Dollar-denominated debt obligations     Information, Liquidity,         *
of foreign branches of U.S. banks or    Political, Regulatory, and
U.S. branches of foreign banks.         Diplomatic Risk
--------------------------------------------------------------------------------

Borrowing Policies

The ability to borrow an                Leverage Risk                   *
equivalent of 10% of assets from
banks for temporary purposes to
meet shareholder redemptions.
--------------------------------------------------------------------------------

Illiquid Securities

A security that cannot be readily       Liquidity Risk                  *
sold, or cannot be readily sold
without negatively affecting its fair
price. Illiquid securities are
limited to 10% of assets.
--------------------------------------------------------------------------------


                              Stagecoach Overland Express Sweep Prospectus  13

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy and sell Fund shares once your Fund account is open.

How to Buy Shares

You can buy Fund shares exclusively through a Shareholder Servicing Agent who has entered into an agreement with us to make investments into the Fund on your behalf. Share purchases are made through your Customer Account with a Shareholder Servicing Agent and are governed in accordance with the terms of the Customer Account. Shareholder Servicing Agents automatically invest or "sweep" balances in your Customer Account into shares of the Fund. There are no sales loads for purchasing shares of the Fund, and there are no minimum initial or subsequent purchase amounts applicable to Fund shares. Please contact your Shareholder Servicing Agent for more information.


14  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

Important Information

* Your Shareholder Servicing Agent buys and sells shares on your behalf. The Shareholder Servicing Agent maintains an account with us in its name on your behalf.

* Your account agreement with your Shareholder Servicing Agent describes the procedures and regulations governing transactions.

* Read this Prospectus carefully. Discuss any questions you have with your Shareholder Servicing Agent. You may also ask for copies of the Statement of Additional Information. Copies are available free of charge from your Shareholder Servicing Agent or by calling 1-800-222-8222.

* We process requests to buy or sell shares each business day at 9:00 AM, (Pacific Time). Any request we receive in proper form before 9:00 AM (Pacific Time) is processed the same day. Any request we receive after 9:00 AM (Pacific Time) are processed the next business day. Occasionally the markets for US Government securities and money market instruments close early. On such days, the cut-off time for trades may be earlier.

* It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

* We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of 9:00 AM (Pacific Time) by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

                              Stagecoach Overland Express Sweep Prospectus  15

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares:

Shares may be redeemed on any day your Shareholder Servicing Agent is open for business in accordance with the terms of your Customer Account agreement. Please read your account agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Fund. Proceeds of your redemption order will be credited to your Customer Account by your Servicing Agent. The Fund does not charge redemption fees.


        =======================================================================
        General Notes for Selling Shares
        =======================================================================

        We process requests to sell shares each business day. Requests we receive in proper form before 9:00 AM (Pacific Time) generally are processed at 12:00 Noon on the same day.
        -----------------------------------------------------------------------

        Requests we receive in proper form before 1:00 PM (Pacific Time) in connection with certain automated investment programs are processed at 1:00 PM on the same day.
        -----------------------------------------------------------------------

        Requests we receive after the above-specified times are processed the next business day at the applicable NAV.
        -----------------------------------------------------------------------

        We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
        -----------------------------------------------------------------------

        Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
        -----------------------------------------------------------------------

16  Stagecoach Overland Express Sweep Prospectus

Other Information
-------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affects the Fund and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

We will pass on to you any net capital gains earned by the Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Overland Express Sweep Fund-Commenced operations on October 1, 1991 as the Overland Sweep Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Sweep Fund was reorganized as a Fund of Stagecoach Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. Prior to December 15, 1997, the Overland Fund invested in a Master Portfolio with a corresponding investment objective. The Fund currently invests directly in a portfolio of securities and does not invest in a Master Portfolio.


                              Stagecoach Overland Express Sweep Prospectus  17

Other Information
--------------------------------------------------------------------------------

Minimum Account Value Statements - Your Shareholder Servicing Agent mails statements after any account activity, including dividends or capital gains, and at year-end. Your Shareholder Servicing Agent will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

18  Stagecoach Overland Express Sweep Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Stagecoach

The Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members or amending fundamental investment strategies or policies.


================================================================================
                                Shareholders
================================================================================
                                      |

================================================================================
                  Financial Firms and Their Representatives
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                         Transfer and
 Distributor &                        Dividend Disbursing       Shareholder
Co-Administrator      Administrator        Agents             Servicing Agents
================================================================================
Stephens Inc.         Wells Fargo Bank    Wells Fargo Bank     Various Agents
111 Center St.        525 Market St.      525 Market St.
Little Rock, AR       San Francisco, CA   San Francisco, CA    Provide services
Markets the Funds,    Manages the Funds'  Maintains records    to customers
distributes shares,   business activities of shares and
and manages the Funds'                    supervises the
business activities                       paying of dividends
--------------------------------------------------------------------------------
                                      |
================================================================================
        Investment Advisor                              Custodian
================================================================================
Wells Fargo Bank, 525 Market St.,         Wells Fargo Bank, 525 Market St.,
San Francisco, CA                         San Francisco, CA
Manages the Funds'                        Provides safekeeping for the
investment activities                     Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             Board of Directors
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


                              Stagecoach Overland Express Sweep Prospectus  19

Organization and Management of the Funds
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund paid on an annual basis for the services described. The Statement of Additional Information for the Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Fund paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended Dec. 31, 1997:


        -----------------------------------------------------------------------
        Overland Express Sweep Fund                                     .25%
        -----------------------------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Fund. Wells Fargo Bank is paid
 .03% of the Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Fund's distributor and co-administrator. Stephens Inc. receives .04% of the Fund's assets for its role as co-administrator. Stephens Inc. also receives all distribution plan fees.

Distribution Plan

We have adopted a distribution plan for the Fund. This plan is used to pay for distribution-related services, including on-going compensation to selling agents. The Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under this plan is as follows:


        -----------------------------------------------------------------------
        Overland Express Sweep Fund                                     .30%
        -----------------------------------------------------------------------


20  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Fund. We have agreements with various Shareholder Servicing Agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services the Fund pays as follows:


        ----------------------------------------------------------------------
        Overland Express Sweep Fund                                     .30%
        ----------------------------------------------------------------------


                              Stagecoach Overland Express Sweep Prospectus  21

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of the Fund, there is a chart showing important financial information about the Fund. The chart is called "Financial Highlights" and is designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in the Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

Net Assets- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets- This ratio is the result of dividing net investment income (or loss) by average net assets.


22  Stagecoach Overland Express Sweep Prospectus

Glossary
--------------------------------------------------------------------------------

Annual Report

A document that provides certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Business Day

Any day the Fund is open. The Fund is generally open Monday through Friday and is closed weekends and New York Stock Exchange holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.


                              Stagecoach Overland Express Sweep Prospectus  23

Glossary
--------------------------------------------------------------------------------

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Fund is determined each business day at 9:00 AM and 1:00 PM (Pacific Time).

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds' distributor that allows them to sell Fund shares.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


24  Stagecoach Overland Express Sweep Prospectus

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--------------------------------------------------------------------------------







                              Stagecoach Overland Express Sweep Prospectus  25

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--------------------------------------------------------------------------------






26  Stagecoach Overland Express Sweep Prospectus

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


        ----------------------------------------------------------------------
        STAGECOACH MONEY MARKET MUTUAL FUNDS:
        ----------------------------------------------------------------------
        *  are not insured by the FDIC
        * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank
        *  involve investment risk, including possible loss of principal.
        * seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        -----------------------------------------------------------------------


[LOGO OF RECYCLED PAPER]
Printed on Recycled paper                                       SC OEX P (2/98)

                                      LOGO
                                WELLS FARGO LOGO
                                STAGECOACH FUNDS

                         -----------------------------
                                   PROSPECTUS
                         -----------------------------

                         PRIME MONEY MARKET MUTUAL FUND

                                    Class A

                                February 1, 1998

                              STAGECOACH FUNDS(R)
                         PRIME MONEY MARKET MUTUAL FUND
                                 CLASS A SHARES

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one class offered by one fund of the Stagecoach Family of Funds -- Class A shares of the PRIME MONEY MARKET MUTUAL FUND (the "Fund").

 The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1998, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  WELLS FARGO BANK IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. STEPHENS INC.
   ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S
                     CO-ADMINISTRATOR AND DISTRIBUTOR.

                       PROSPECTUS DATED FEBRUARY 1, 1998

                                                                      PROSPECTUS

                               Table of Contents

                                    -------

Prospectus Summary                                           1

Summary of Fund Expenses                                     3

Explanation of Tables                                        4

Financial Highlights                                         5

How the Fund Works                                           7

The Fund and Management                                     12

Investing in the Fund                                       13

Dividend and Capital Gain Distributions                     19

How to Redeem Shares                                        19

Additional Shareholder Services                             24

Management, Distribution and Servicing Fees                 26

Taxes                                                       29

Prospectus Appendix--Additional Investment Policies        A-1

                                                    PROSPECTUS

                               Prospectus Summary

 The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objective and Policies-- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank isa shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees."

Q. HOW DO I INVEST?

A. You may invest by purchasing Fund shares at net asset value ("NAV"). You may open an account by investing at least $1,000, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased on any day the Fund is open by wire, by mail, or by an automatic

                                       1                              PROSPECTUS
   investment feature called the AutoSaver Plan. See "Investing in the Fund" for more details, or contact Stephens (the Fund's distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends are declared daily, distributed monthly and automatically reinvested in additional shares of the same class of the Fund at net asset value unless you elect to receive dividends credited to your Wells Fargo Bank account or distributed in cash. Any capital gains are distributed at least annually. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q. HOW MAY I REDEEM SHARES?

A. You may redeem Fund shares at NAV, without charge, on any day the Fund is open by telephone (unless you have declined this feature on your account application), by letter, or on a regular monthly basis, by an automatic feature called the Systematic Withdrawal Plan. See "How to Redeem Shares" for more details, or contact Stephens (the Fund's distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


PROSPECTUS                             2

                            Summary of Fund Expenses

                        SHAREHOLDER TRANSACTION EXPENSES

                                                              PRIME MONEY
                                                           MARKET MUTUAL FUND
                                                                CLASS A
                                                           ------------------
  Maximum Sales Charge on Purchases (as a percentage of
   offering price)........................................        None
  Maximum Sales Charge on Reinvested Distributions........        None
  Maximum Sales Charge on Redemptions.....................        None
  Exchange Fees...........................................        None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                               PRIME MONEY
                                                            MARKET MUTUAL FUND
                                                                 CLASS A
                                                            ------------------
  Management Fee (after waivers or reimbursements)/1/......        0.12%
  Rule 12b-1 Fee...........................................        0.05%
  Other Expenses...........................................        0.48%
                                                                   ----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/2/......................................        0.65%
                                                                   ====

 --------------------------------
 /1/Management Fee (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.
 /2/Total Fund Operating Expenses (before waivers or reimbursements) would be 0.78%.

                                       3                              PROSPECTUS

EXAMPLE OF EXPENSES


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  You would pay the following expenses on a
  $1,000 investment in the Fund's Class A
  shares, assuming (A) a 5% annual return and
  (B) redemption at the end of each time period
  indicated:
    Prime Money Market Mutual Fund.............    $7     $21     $36     $81


                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Fund.

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the most recent fiscal period. These amounts have been restated to reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current year. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that such waivers or reimbursements will continue. The Fund understands that a shareholder servicing agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional expenses. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Investing in the Fund -- How to Buy Shares" and "Management, Distribution and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an

PROSPECTUS                             4
assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

                              Financial Highlights

  The following information has been derived from the Financial Highlights in the Fund's financial statements for the six-month periods ended March 31, 1997 and September 30, 1997. This information is provided to assist you in evaluating the Fund's historical performance. Except as set forth below, the Fund's financial statements were audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors. On September 6, 1996, the Investor Class shares of a portfolio of Pacifica Funds Trust were reorganized as the Class A shares of the Fund. The predecessor portfolio commenced offering the Investor Class shares in October of 1995. Prior to this time it offered a single class -- the Service Class shares. The information for periods prior to September 6, 1996, reflects the performance of the Investor and Service Class shares. The audited financial statements and the report thereon for the six-month period ended March 31, 1997, and the unaudited financial statements for the six-month period ended September 30, 1997, are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1997 financial statements and the notes thereto. The SAI has been incorporated by reference into this prospectus.


                                       5                              PROSPECTUS

                       PRIME MONEY MARKET MUTUAL FUND/1/
                        FOR A CLASS A SHARE OUTSTANDING

                                  CLASS A
                                 SHARES/3/
                      --------------------------------
                      (UNAUDITED)
                      SIX MONTHS  SIX MONTHS   YEAR
                         ENDED      ENDED      ENDED
                       SEPT. 30,  MARCH 31,  SEPT. 30,
                         1997      1997/2/     1996
                      ----------- ---------- ---------
 Net Asset Value,
 beginning of
 period...........     $   1.00    $   1.00  $   1.00
                       --------    --------  --------
 Income from
 Investment
 Operations:
 Net Investment
 Income...........         0.03        0.02      0.05
 Net realized and
 unrealized gain
 on investment....         0.00        0.00      0.00
                       --------    --------  --------
  Total from
  Investment
  Operations......         0.03        0.02      0.05
 Less
 Distributions:
 Dividends from
 net investment
 income...........        (0.03)     (0.02)     (0.05)
 Distributions
 from net realized
 gain.............         0.00        0.00      0.00
                       --------    --------  --------
 Total From
 Distributions....        (0.03)      (0.02)    (0.05)
                       --------    --------  --------
 Net Asset Value,
 end of period....     $   1.00    $   1.00  $   1.00
                       ========    ========  ========
 Total Return (not
 annualized)......         2.59%       2.49%     5.09%
 Ratios/Supplemental
 Data:
 Net Assets, end
 of period
 (000s)...........     $189,162    $277,044  $264,900
 Ratios to average
 net assets
 (annualized):
 Ratio of expenses
 to average net
 assets...........         0.55%       0.55%     0.55%
 Ratio of net
 investment income
 to average net
 assets...........         5.12%       4.95%     5.06%
 Ratio of expenses
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........         0.83%       0.75%     0.68%
 Ratio of net
 investment income
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........         4.84%       4.75%     4.93%
                                                        SERVICE SHARES
                      ----------------------------------------------------------------------------------------------
                                    SIX
                        YEAR      MONTHS
                        ENDED      ENDED                            YEAR ENDED MARCH 31,
                      SEPT. 30,  SEPT. 30,     ---------------------------------------------------------------------
                        1995      1994/4/        1994      1993      1992      1991      1990      1989      1988
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Net Asset Value,
 beginning of
 period...........    $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Income from
 Investment
 Operations:
 Net Investment
 Income...........        0.05       0.02          0.03      0.03      0.05      0.07      0.08      0.08      0.06
 Net realized and
 unrealized gain
 on investment....        0.00       0.00          0.00      0.00      0.00      0.00      0.00      0.00      0.00
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
  Total from
  Investment
  Operations......        0.05       0.02          0.03      0.03      0.05      0.07      0.08      0.08      0.06
 Less
 Distributions:
 Dividends from
 net investment
 income...........       (0.05)     (0.02)        (0.03)    (0.03)    (0.05)    (0.07)    (0.08)    (0.08)    (0.06)
 Distributions
 from net realized
 gain.............        0.00       0.00          0.00      0.00      0.00      0.00      0.00      0.00      0.00
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Total From
 Distributions....       (0.05)     (0.02)        (0.03)    (0.03)    (0.05)    (0.07)    (0.08)    (0.08)    (0.06)
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Net Asset Value,
 end of period....    $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                      ========== ============= ========= ========= ========= ========= ========= ========= =========
 Total Return (not
 annualized)......        5.60%      3.71%/5/      3.00%     3.32%     5.22%     7.72%     8.82%     7.88%     6.50%
 Ratios/Supplemental
 Data:
 Net Assets, end
 of period
 (000s)...........    $614,101   $565,305      $527,599  $468,479  $528,397  $543,834  $493,641  $496,675  $628,987
 Ratios to average
 net assets
 (annualized):
 Ratio of expenses
 to average net
 assets...........        0.41%      0.41%         0.41%     0.41%     0.43%     0.47%     0.54%     0.56%     0.58%
 Ratio of net
 investment income
 to average net
 assets...........        5.47%      3.67%         2.96%     3.27%     5.09%     7.38%     7.95%     7.58%     6.38%
 Ratio of expenses
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........        0.68%      0.89%         0.89%     0.89%     0.91%     0.94%     0.90%     0.90%     0.93%
 Ratio of net
 investment income
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........        5.20%      3.19%         2.48%     2.79%     4.61%     6.91%     7.59%     7.24%     6.03%

-----
 /1/The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM"') served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
 /2/The Fund changed its fiscal year-end from September 30 to March 31. /3/Financial data for the year ended September 30, 1996 includes the performance of the Investor shares of the predecessor portfolio, which commenced operations October 1, 1995.
 /4/The Fund changed its fiscal year-end from March 31 to September 30. /5/Annualized.

PROSPECTUS                             6

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objective and related policies of the Fund. The Fund seeks to maintain a net asset value of $1.00 per share. The Fund's assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of the Fund's investments is 90 days or less. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

 The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues its investment objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.
 All securities acquired by the Fund will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.

 U.S. Treasury and U.S. Government Obligations. The Prime Money Market Mutual Fund may invest in U.S. Treasury obligations, such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of


                                       7                              PROSPECTUS
the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 The Fund may also purchase "stripped securities" such as TIGRs or CATs, which are interests in U.S. Treasury obligations offered by broker-dealers and other financial institutions that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

 In addition to the types of instruments described above, the Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution fora specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

 The Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations.

 The Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agen-cies or instrumentali-ties. Such obligations include debt obligations of supra-national entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic recon-struction or development and international bank-


PROSPECTUS                             8
ing institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

 The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit-card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less.

 The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

 A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invest. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, Fund purchases must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the Fund's adviser under guidelines adopted by the Company's Board of Directors).

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular,


                                       9                              PROSPECTUS
the internal investment policies of the Fund's investment adviser prohibits the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Coast of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

 Since the Prime Money Market Mutual Fund may purchase securities issued by foreign issuers, it may be subject to investment risks which are different in some respects from those incurred by a fund that invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding and other taxes by foreign countries on income received from sources within such foreign countries, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.

PROSPECTUS                             10

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that it will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 The performance of each class of shares of the Fund may be advertised from time to time in terms of current yield, effective yield and average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Yield refers to the income generated by an investment in the Fund's class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 Average annual total return of a class of shares is based on the overall dollar or percentage change of an investment in the Fund's class and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.

 In addition to presenting these standardized performance calculations, at times, the Fund also may present nonstandard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.

                                       11                             PROSPECTUS

                            The Fund and Management

THE FUND

 The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other Funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front end-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV.

 Each class of shares represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

 The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end,

PROSPECTUS                             12
management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105. Wells Fargo Investment Management, Inc. ("WFIM"), a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105.

 Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, WFIM (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolio. Prior to March 18, 1994, the predecessor portfolio's investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.

 Morrison & Foerster LLP counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

OPENING AN ACCOUNT

 You can buy Class A shares of the Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations, and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

 After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

                                       13                             PROSPECTUS

 To invest in the Fund through tax-deferred retirement plans through which the Fund is available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a Fund share is its net asset value or NAV. Wells Fargo Bank calculates the NAV of each class of the Fund's shares as of 12:00 p.m. (Pacific time) and 1:00 p.m. (Pacific time) on each day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. The NAV per share of each class of a Fund is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purposes of determining the NAV of a share. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there can be no assurance that it will be able to do so.

 Fund shares may be purchased on any Business Day. Purchase orders received before 12:00 Noon (Pacific time) are processed at 12:00 Noon on that Business Day. Purchase orders received after 12:00 Noon are processed at 12:00 Noon the next Business Day, except that transaction orders that are received prior to 1:00 p.m. through shareholder servicing agents in connection with automated investment programs are processed at 1:00 p.m. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Fund may be earlier than 12:00 Noon. All transaction orders are processed at the NAV next determined after the order is received.

 The Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

 You may buy Fund shares on any Business Day by any of the methods described below. After a properly completed Account Application is received and your wire order or check is received, or an account with a bank that is designated in the Account

PROSPECTUS                             14

Application and that is approved by the transfer agent (an "Approved Bank Account") is debited, your purchase order is effected, and full and fractional shares are purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Fund may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 Generally, the minimum initial investment is $1,000. The minimum initial investment amounts, however, are $100 for investments made through the AutoSaver Plan (described below) and $250 for investments made through any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. This means, for example, that you can make an initial investment in the Fund that is less than the minimum balance required, in an exchange from a fund that has a $1,000 minimum investment requirement, except that if the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into the Fund. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) -- (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest(TM), please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent (as defined below). For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.

 The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the books of the Company and share certificates are not issued.

                                       15                             PROSPECTUS

INITIAL PURCHASES BY WIRE

1. Complete an Account Application. Indicate the services to be used.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the transfer agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-546-0280

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class A)," to the address set forth under "Initial Purchases by Wire" above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from your Approved Bank Account. You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase Fund shares on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about

PROSPECTUS                             16
the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

 You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing the Fund's transfer agent to debit your Approved Bank Account by wire with an instruction to the wiring bank to transmit the specified amount as directed above for initial purchases or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A)" to the address set forth above under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

                                       17                             PROSPECTUS

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for shares of the Fund through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, the Fund's distributor (a "Selling Agent") by 12:00 p.m. (Pacific time) on any Business Day, including orders for which payment is to be made from your free cash credit balance maintained with a Selling Agent. These purchase orders are executed on the same day the order is placed if notice is provided to the transfer agent by 12:00 p.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day. If your purchase order is received by a Selling Agent after 12:00 p.m. (Pacific time) on any Business Day or if federal funds are not received by the transfer agent before the close of business that day, then your purchase order generally is executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. A financial institution that acts as a selling agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Fund (a "Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent" for more information. A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including an order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If the Shareholder Servicing Agent transmits your order to the transfer agent before 12:00 p.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after 12:00 p.m. or if federal funds are not received by the transfer agent before the close of business that day, then your order generally is executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed as of 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a monthly statement of your Fund account after every month in which there has been a transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to

PROSPECTUS                             18
assist you in tax return preparation. At least twice a year, the Company's financial statements are mailed to shareholders of record.

                           Dividend and Capital Gain
                                 Distributions

 The Fund intends to distribute dividends of its net investment income on a daily basis payable to shareholders of record as of 12:00 noon (Pacific time). If your purchase order is received before 12:00 noon on any Business Day, you begin earning dividends on that Business Day and continue to earn dividends through the day before you redeem such shares. If your purchase order is received at or after 12:00 noon on any Business Day, you begin earning dividends on the next Business Day and continue to earn dividends through the day on which you redeem your shares. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive any accrued dividends together with your redemption proceeds. The Fund will distribute any capital gains at least annually.

 Dividends declared in a month generally are distributed on the last Business Day of the month. You have three options for receiving dividend and any capital-gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

                              How to Redeem Shares

 You may redeem Fund shares on any Business Day without a charge by the Company. Your shares are redeemed at the NAV next calculated after the Company has received your redemption order. Redemption orders that are received by the transfer agent before 12:00 noon (Pacific time) on any Business Day are executed on that day. Redemption orders that are received after 12:00 noon on any Business Day are executed on the next Business Day. The Company ordinarily remits your redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (c) a period during which the SEC by order permits deferral of redemptions for the protection of the Fund's security holders. In addition, the Fund may hold payment on

                                       19                             PROSPECTUS
your redemption until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption order, please follow the procedures described below. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by Fund shareholders during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. The securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

 Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after you have made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to at least the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

PROSPECTUS                             20

REDEMPTIONS BY LETTER

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY LETTER OR TELEPHONE

 You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds (but not the Fund's receipt of your redemption request) would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you specifically decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

                                       21                             PROSPECTUS

 You may mail your expedited redemption request to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Upon request, proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account at an Approved Bank or a Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request for Fund shares is received by the transfer agent before 12:00 p.m. (Pacific time) on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the same Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in this Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

 It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal

PROSPECTUS                             22
amount, suspend withdrawals or terminate your participation in the Plan at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 You may request a redemption of Fund shares through your Selling Agent. Redemption orders transmitted by a Selling Agent to the transfer agent before 12:00 p.m. (Pacific time) on any Business Day are executed on that day. Redemption orders transmitted by a Selling Agent to the transfer agent after 12:00 p.m. on any Business Day generally are executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with a Selling Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the redemption proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of Fund shares through your Shareholder Servicing Agent. Redemption requests made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. Redemption orders transmitted by the Shareholder Servicing Agent to the transfer agent before 12:00 p.m. (Pacific time) on any Business Day are executed on that day. Redemption orders transmitted by a Shareholder Servicing Agent after 12:00 p.m. on any Business Day generally are executed on the next Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing

                                       23                             PROSPECTUS

Agent may charge you a service fee. In addition, the Shareholder Servicing Agent may benefit from the use of your redemption proceeds until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have three dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from three distribution options listed below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

 A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and/or capital gain distributions in additional shares of the same class of the Fund that paid the dividends or distributions. Distributions declared in a month are reinvested at NAV on the last Business day of the month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and your distribution is returned to the dividend disbursing agent, your distribution is reinvested in your Fund account at the NAV next determined after the distribution has been received. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.

 C. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account early in the month following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the distribution has been received. Your Check Payment Option is then converted to the Automatic Reinvestment Option.

 The Company makes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The

PROSPECTUS                             24
dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

EXCHANGE PRIVILEGE

 The exchange privilege is a convenient way to buy shares in Stagecoach Funds to respond to changes in your investment needs. You can exchange Class A shares of the Fund for Class A or Class B shares of another fund in the Stagecoach Family of Funds.

 You should consider the following important factors in deciding whether to exchange shares:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund.

 . You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

 . If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.30% schedule).

 . Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.

 . For purposes of the exchange privilege, shares of the Corporate Stock, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds are considered Class A shares.

 You may exchange shares by writing the transfer agent or, if you have telephone privileges, you may call the transfer agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

                                       25                             PROSPECTUS

                          Management, Distribution and
                                 Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. The adviser also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, the adviser is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of the Fund. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the six-month period ended March 31, 1997 and the fiscal year ended September 30, 1996, the Fund paid advisory fees at the annual rate of 0.18% and 0.14%, respectively, of its average daily net assets. For periods prior to September 6, 1996, this includes amounts paid to Wells Fargo Investment Management, Inc. by the predecessor portfolio to the Fund.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

 On behalf of the Class A shares, the Fund has entered into a Shareholder Servicing Agreement with Wells Fargo Bank and may enter into similar agreements with other entities. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive fees at the annual rate of up to 0.30% (0.25% prior to September 1, 1997) of the average daily net assets of the Class A shares owned by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount under

PROSPECTUS                             26
applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 Shareholder Servicing Agents may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03%, and 0.04%, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

 Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets for administration services.

 Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Fund. Under the previous agreements, Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the average daily net assets of the Fund.

 For the period from October 1, 1995 to April 15, 1996, the Dreyfus Corporation ("Dreyfus") provided administrative services for the operation of the Fund. As compensation for such services, the fund paid Dreyfus an annual fee, payable monthly, of up to 0.10% of the average daily net assets of the Fund. From April 15, 1996 to September 5, 1996, Furman Selz provided administrative services for the operation of the Fund. As compensation for such services, the Fund paid Furman Selz an annual fee, payable monthly, of up to 0.15% of the average daily net assets of the Fund.

DISTRIBUTOR

 Stephens is the Company's co-administrator and distributes the Fund's shares. Stephens is a full service broker/ dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been

                                       27                             PROSPECTUS
providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of the Fund's Class A shares under the SEC's Rule 12b-1 (the "Plan"). Under the Plan, Stephens is entitled, as compensation for distribution-related services or as reimbursement for distribution-related expenses a monthly fee at an annual rate of up to 0.05% of the average daily net assets attributable to the Fund's Class A shares. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; costs of printing prospectuses and other materials to be given or sent to prospective investors; and other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Fund.

 Under the Distribution Agreement, Stephens may enter into Selling Agreements with Selling Agents that wish to make available shares of the Fund to their respective customers. On behalf of the Class A shares, the Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated among the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/ dealers or financial institutions that sell shares of the Company's fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.

 Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable

PROSPECTUS                             28
state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. Under the Taxpayer Relief Act of 1997, noncorporate shareholders may be taxed on such distributions at preferential rates. See "Federal Income Taxes -- Capital Gain Distributions" in your SAI. In general, your distributions will be taxable when paid, regardless of the distribution option you choose (see the section entitled "Additional Shareholder Services -- Dividends and Distribution Options." However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to backup withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor with respect to your specific tax consequences of purchasing, holding and redeeming Class A shares. Further federal income tax considerations are discussed in your SAI.

                                       29                             PROSPECTUS

                             Prospectus Appendix --
                         Additional Investment Policies

FUND INVESTMENTS

  The Prime Money Market Mutual Fund may invest in the following:

(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises, including U.S. Treasury obligations ("U.S. Government obligations") (discussed below);

(ii)       certain repurchase agreements (discussed below);

(iii)      certain floating- and variable-rate instruments;

(iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis (discussed below);

(v)        certain securities issued by other investment companies;

(vi) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

(vii) commercial paper rated at the date of purchase Prime-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

(viii) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

(ix) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

(x)        mortgage-backed securities (discussed below); and

(xi)       certain other asset-backed securities (discussed below).


                                      A-1                             PROSPECTUS

 Asset-Backed Securities

  The Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

 Floating- and Variable-Rate Obligations

  The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's

PROSPECTUS                            A-2
portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

 Foreign Obligations

  The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

  The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

  The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

 Illiquid Securities

  The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may invest up to 10% of its net assets in illiquid securities.

                                      A-3                             PROSPECTUS

 Mortgage-Backed Securities

  The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

  There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that the adviser's assumptions about prepayments are inaccurate, these securities may expose the Fund, to significantly greater market risks than expected.

 Other Investment Companies

  The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

 Repurchase Agreements

  The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The

PROSPECTUS                            A-4
maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

  The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Funds total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Borrowing and Reverse Repurchase Agreements. The Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

 U.S. Government and U.S. Treasury Obligations

  The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates

                                      A-5                             PROSPECTUS
increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  The Fund may invest in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury STRIPS are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

  The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

 As matters of fundamental policy, the Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations and obligations of U.S. banks and certain U.S. branches of foreign banks.

 These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Fund may make loans of portfolio securities or other assets, although the Fund does not intend to do so during the current fiscal year.

PROSPECTUS                            A-6

  The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

    (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.
    (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
  (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

    (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

 Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

                                      A-7                             PROSPECTUS

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066



 STAGECOACH MONEY MARKET MUTUAL FUNDS:
 --------------------------------------------------------------------------
 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank
 . involve investment risk, including possible loss of principal
 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that either fund will meet this goal. Yields and returns will vary with marketconditions.

          LOGO
      RECYCLED LOGO

 Printed on Recycled Paper                                   SC 48 P (2/98)

February 1, 1998

STAGECOACH FUNDS(R)

STAGECOACH
  MONEY MARKET FUNDS
PROSPECTUS


Prime Money Market
Mutual Fund
Treasury Money Market Mutual Fund

Administrative Class

Investment Advisor

and Administrator:

Wells Fargo Bank

Distributor and
Co-Administrator:

Stephens Inc.


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission, any state securities commission or any other regulatory authority, nor have any of these authorities passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. WE CANNOT ASSURE YOU THAT A FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

ABOUT THIS PROSPECTUS

--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

        Important information you should look for:
--------------------------------------------------------------------------------

        Investment Objective and Investment Policies

        What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Fund offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------

        Permitted Investments

         A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

        Important Risk Factors

         What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
--------------------------------------------------------------------------------

        Additional Fund Facts

         Provides additional information about the Fund.

--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?

The Funds have a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969.

TABLE OF CONTENTS

                                   Key Information                                    4
                                   Summary of Expenses                                6
-----------------------------------------------------------------------------------------
The Funds                          Prime Money Market Mutual Fund                     8
                                   Treasury Money Market Mutual Fund                 10
This section contains              General Investment Risks                          12
important information
about the individual Funds.

-----------------------------------------------------------------------------------------
Your Account                       Your Fund Account                                 16
                                   How to Buy Shares                                 17
Turn to this section for           How to Sell Shares                                18
information on how to open         Exchanges                                         19
and maintain your account,         Other Information                                 20
including how to buy, sell
and exchange Fund shares.
-----------------------------------------------------------------------------------------
Reference                         Organization and Management
                                    of the Funds                                     23
Look here for details on the      Glossary                                           25
organization of the Funds and
term definitions.
-----------------------------------------------------------------------------------------

KEY INFORMATION

--------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Funds

The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 .    you are looking for a fund in which to invest short-term cash;

 .    you are looking to preserve principal; and
 .    you are looking for monthly income.

You should not invest in these Funds if:

 .    you are looking for FDIC insurance coverage or guaranteed rates of return;

 .    you are unwilling to accept that you may lose money on your investment;

 .    you are unwilling to accept the risk that we may be unable to maintain a
     $1.00 per share net asset value and that your investment principal may fluctuate; or
 .    you are seeking long-term total return.

What are Administrative Shares?

Administrative shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?
In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

4 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 15.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.

5 Stagecoach Money Market Funds Prospectus

MONEY MARKET FUNDS   Summary of Expenses

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------

                                                    Prime            Treasury
--------------------------------------------------------------------------------
Maximum sales charge on a purchase
 (as a percentage of offering price)                None               None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
 dividends                                          None               None
--------------------------------------------------------------------------------
Maximum sales charge imposed on
 redemptions                                        None               None
--------------------------------------------------------------------------------
Exchange fees                                       None               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

Annual Fund operating expenses reflect amounts paid by each Fund during the prior fiscal period. They have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Prime           Treasury
--------------------------------------------------------------------------------
Management fee (after waivers)                      0.12%             0.12%
--------------------------------------------------------------------------------
Other expenses
 (after waivers or reimbursements)                  0.28%             0.28%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
 (after waivers or reimbursements)                  0.40%             0.40%
--------------------------------------------------------------------------------
Management fee
 (before waivers)                                   0.25%             0.25%
--------------------------------------------------------------------------------
Other expenses
 (before waivers or reimbursements)                 0.28%             0.28%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
 (before waivers or reimbursements)                 0.53%             0.53%
--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES - THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------
You would pay the following expenses on
a $1,000 investment assuming a 5% annual
return and that you redeem your shares
at the end of each period.
                                                    Prime            Treasury
--------------------------------------------------------------------------------
1 Year                                               $ 4                $ 4
--------------------------------------------------------------------------------
3 Years                                              $13                $13
--------------------------------------------------------------------------------
5 Years                                              $22                $22
--------------------------------------------------------------------------------
10 Years                                             $51                $51
--------------------------------------------------------------------------------

6 Stagecoach Money Market Funds Prospectus

PRIME MONEY MARKET MUTUAL FUND

--------------------------------------------------------------------------------

Advisor:        Wells Fargo Bank
--------------------------------------------------------------------------------
Investment Objective
The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

Investment Policies

We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.
--------------------------------------------------------------------------------

Permitted Investments

Under normal market conditions, we invest in:

 .    commercial paper rated at the date of purchase as P-1 by Moody's or A-1+ or
     A-1 by S&P;

 .    negotiable certificates of deposit and banker's acceptances;

 .    repurchase agreements;

 .    U.S. Government obligations;

 . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks; and

 .    shares of other money market funds.

8 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
Important Risk Factors

You should consider both the General Investment Risks beginning on page 12 and the specific risks listed below. They are both important to your investment choice.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

--------------------------------------------------------------------------------
Additional Fund Facts

For information on Fund fees and expenses, see "Summary of Expenses" on page
6.

9 Stagecoach Money Market Funds Prospectus

TREASURY MONEY MARKET MUTUAL FUND

--------------------------------------------------------------------------------

Advisor:        Wells Fargo Bank
--------------------------------------------------------------------------------
Investment Objective
The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

Investment Policies

We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

Permitted Investments

Under normal market conditions, we invest:

 .    in U.S. Treasury obligations; and

 .    in repurchase agreements collateralized by U.S. Treasury
     obligations.

As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.

10 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
Important Risk Factors

You should consider both the General Investment Risks beginning on page 12 and the specific risks listed below. They are both important to your investment choice.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.
--------------------------------------------------------------------------------
Additional Fund Facts
Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

For information on Fund fees and expenses, see "Summary of Expenses" on page
5.

11 Stagecoach Money Market Funds Prospectus

General Investment Risks

--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 .    Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .    We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 .    You cannot recover through insurance any loss due to investment practices, nor can the Fund, the Institutions or investment advisors "make good" any losses you might have.

 .    Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 .    An investment in a single Fund, by itself, does not constitute a complete investment plan.

 .    The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by debt securities unless it is specifically designed to pay an adjustable rate.

 .    The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

 .    Capped floaters on which interest is not paid when market rates move above a certain level;

12 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 .    Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

 .    Range floaters on which interest is not paid if market interest rates move outside a specified range;

 .    Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 .    Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional
Information.

Counter-Party Risk- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dat es to maturity.

Leverage Risk- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.


13 Stagecoach Money Market Funds Prospectus

GENERAL INVESTMENTS RISKS
--------------------------------------------------------------------------------

Liquidity Risk- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.


Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional information for additional information about the investment practices and risks particular to each Fund.

14 Stagecoach Money Market Funds Prospectus

                                                                                              PRIME     TREASURY
----------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE:                                                 RISK:
----------------------------------------------------------------------------------------------------------------
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are adjusted either             Interest Rate and         .         .
on a schedule or when an index or benchmark changes.                 Credit Risk

REPURCHASE AGREEMENTS
A transaction in which the seller of a security agrees to           Credit, Leverage and       .         .
buy back as security at an agreed upon time and price,              Counter-Party Risk
usually with interest.

OTHER MUTUAL FUNDS
The temporary investment in shares of another money                  Market Risk               .         .
market fund.  A pro rata portion of the other fund's
expenses, in addition to the expenses paid by the Fund,
will be borne by Fund shareholders.

FOREIGN OBLIGATIONS
Dollar-denominated debt obligations of foreign                       Information, Liquidity,   .         .
branches of U.S. banks or U.S. branches of foreign                   Political, Regulatory,
banks.                                                               and Diplomatic Risk

LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to brokers, dealers
and financial institutions to increase return on those               Credit, Leverage and                .
securities.  Loans may be made in accordance with                    Counter-Party Risk
existing investment policies.

BORROWING POLICIES
The ability to borrow an equivalent of 20% of assets from
banks for temporary purposes to meet shareholder                     Leverage Risk             .         .
redemptions.

ILLIQUID SECURITIES
A security that cannot be readily sold, or cannot be
readily sold without negatively affecting its fair price.            Liquidity Risk            .         .
Illiquid securities are limited to 10% of assets
for each Fund.


                 Stagecoach Money Market Funds Prospectus  15

YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Administrative Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investments:

 .    Minimum, Initial and Subsequent investment amounts are determined by your
     Customer Account agreement with your Institution, and are generally:

     .    $150,000 per Fund minimum initial investment, and

     .    $25,000 per Fund for all investments after your first.

Important Information:

 .    Read this Prospectus carefully. Discuss any questions you have with your
     Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

 .    We process requests to buy or sell shares each business day.

 .    Requests we receive from an Institution in proper form before 12:00 Noon
     (Pacific time) for the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund generally are processed at 12:00 Noon on the same day.

 .    Requests we receive after the above-specified times are processed the next business day at the applicable Net Asset Value (NAV).

 .    Payment for shares may be made by Institutions in funds immediately available to us no later than 1:00 p.m. (Pacific time) on the same business day as the purchase order is processed. If payment is not received on the same business day, the order will be cancelled and the Institution will be responsible for any loss.

 .    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is the NAV next determined after a request has been received in proper form.

 .    We determine the NAV of each Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information.

 .    On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early.


16 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Administrative Class shares of the Funds should contact an account representative at their Institution and should understand the following:

 .    Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 .    Institutions are usually the holders of record of Administrative shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 .    Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 .    The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 .    Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.

17 Stagecoach Money Market Funds Prospectus

YOUR FUND ACCOUNT

--------------------------------------------------------------------------------

How to Sell Shares

Administrative Class shares must be redeemed in accordance with the account agreement governing the Customer's Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes for Selling Shares

 .    We process requests we receive in proper form before 12:00 noon (Pacific
     Time) on any business day are processed at the NAV determined as of 12:00 noon (Pacific Time) on the same business day.

 .    Redemption proceeds are usually wired to the redeeming Institution the following business day.

 .    Requests we receive after 12:00 noon (Pacific Time) are processed the next business day as of 12:00 noon.

 .    We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

18 Stagecoach Money Market Funds Prospectus

EXCHANGES

--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You should carefully read the Prospectus for the Fund into which you wish to exchange.

 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 .    In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .    Administrative Class shares may be exchanged for other Administrative Class shares, for Institutional Class shares of the Company's non-money market funds or for Class A shares in connection with the distributor of assets held in certain qualified accounts. Contact your account representative for further details.

19 Stagecoach Money Market Funds Prospectus

OTHER INFORMATION

--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Prime Money Market Mutual Fund - The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First

20 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Money Market Mutual Fund-Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Share Class - This Prospectus contains information about Administrative Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $150,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - The Institutions mail statements after any account activity, including dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports Reports each year.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

21 Stagecoach Money Market Funds Prospectus

OTHER INFORMATION

--------------------------------------------------------------------------------

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for eac h fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

22 Stagecoach Money Market Funds Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.

                                 SHAREHOLDERS

                    INSTITUTIONS AND THEIR REPRESENTATIVES

     Advise current and prospective shareholders on their Fund Investments

--------------------------------------------------------------------------------------------------------
                                                      TRANSFER AND
 DISTRIBUTOR &                                     DIVIDEND DISBURSING            SHAREHOLDER
CO-ADMINISTRATOR              ADMINISTRATOR              AGENTS                SERVICING AGENTS
--------------------------------------------------------------------------------------------------------
Stephens Inc.                Wells Fargo Bank       Wells Fargo Bank          Various Institutions
111 Center St.               525 Market St.         525 Market St.
Little Rock, AR              San Francisco, CA      San Francisco, CA

Markets the Funds            Manages the Funds'     Maintains records of      Provides services to
distributes shares, and      business activities    shares and supervises     customers
manages the Funds'                                  the paying of dividends
business activities
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
         INVESTMENT ADVISOR                                        CUSTODIAN
--------------------------------------------------------------------------------------------------------
Wells Fargo Bank, 525 Market St., San Francisco, CA   Wells Fargo Bank, 525 Market St., San Francisco, CA

Manages the Funds' investment activities              Provides safekeeping for the Funds' assets
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                         BOARD OF DIRECTORS
--------------------------------------------------------------------------------------------------------
                                  Supervises the Funds' activities
--------------------------------------------------------------------------------------------------------

23 Stagecoach Money Market Funds Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Administrative Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1997:

--------------------------------------------------------------------------------
Prime Money Market Mutual Fund                                         .18%
--------------------------------------------------------------------------------
Treasury Money Market Mutual Fund                                      .17%
--------------------------------------------------------------------------------

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .04% of each Fund's assets for its role as co-administrator.

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Administrative Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services, the Administrative Class of each Fund pays as follows:

--------------------------------------------------------------------------------
Prime Money Market Mutual Fund                                         .15%
--------------------------------------------------------------------------------
Treasury Money Market Mutual Fund                                      .15%
--------------------------------------------------------------------------------

24 Stagecoach Money Market Funds Prospectus

GLOSSARY

--------------------------------------------------------------------------------

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

25 Stagecoach Money Market Funds Prospectus

GLOSSARY
--------------------------------------------------------------------------------

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined each business day at 12:00 noon and 1:00 PM (Pacific Time).

Public Offering Price (POP)
The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

26 Stagecoach Money Market Funds Prospectus

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling

1-800-260-5969, or from


Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

----------------------------------------------------------
        STAGECOACH MONEY MARKET MUTUAL FUNDS:
----------------------------------------------------------
 .  are not insured by the FDIC
 .  are not obligations or deposits of Wells Fargo Bank,
   nor guaranteed by Wells Fargo Bank
 .  involve investment risk, including possible loss of
   principal.
 .  seek to maintain a stable net asset value of $1.00
   per share, however, there can be no assurance that
   a fund will meet this goal. Yields will vary with
   market conditions.
----------------------------------------------------------

[RECYCLE LOGO]
Printed on Recycled Paper                                     SC ADM P (2/98)

                               February 1, 1998


                               STAGECOACH FUNDS



STAGECOACH
  MONEY MARKET FUNDS
PROSPECTUS


Prime Money Market           Please read this Prospectus and keep it for
Mutual Fund                  future reference. It is designed to provide you
                             with important information and to help you decide
Treasury Money Market        if a Fund's goals match your own.
Mutual Fund
                             These securities have not been approved or
                             disapproved  by the U.S. Securities and Exchange
Service Class                Commission, any state securities commission or
                             any other regulatory authority, nor have any of
Investment Advisor           these authorities passed upon the accuracy or
and Administrator:           adequacy of this Prospectus. Any representation
                             to the contrary is a criminal offense.
Wells Fargo Bank
                             Fund shares are NOT deposits or other obligations
Distributor and              of, or issued, endorsed or guaranteed by, Wells
Co-Administrator:            Fargo Bank, N.A. ("Wells Fargo Bank"), or any of
                             its affiliates. Fund shares are NOT insured or
Stephens Inc.                guaranteed by the U.S. Government, the Federal
                             Deposit Insurance Corporation ("FDIC"), the Federal
                             Reserve Board or any other governmental agency. AN
                             INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
                             INCLUDING POSSIBLE LOSS OF PRINCIPAL. WE CANNOT
                             ASSURE YOU THAT A FUND WILL MAINTAIN A STABLE NET
                             ASSET VALUE OF $1.00 PER SHARE.

About This Prospectus
-------------------------------------------------------------------------------
What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.



                Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Fund offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and
                practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION SIGN]
                Provides additional information about the Fund.

--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.


What else do I need to understand these Funds?

The Funds have a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969.

TABLE OF CONTENTS

                        Key Information                          4

                        Summary of Expenses                      6
--------------------------------------------------------------------------------

The Funds               Prime Money Market Mutual Fund           8

This section contains   Treasury Money Market Mutual Fund       12
important information
about the individual    General Investment Risks                16
Funds.

--------------------------------------------------------------------------------

The Fund                Your Fund Account                       20

Your Account            How to Buy Shares                       21
Turn to this section
for information on      How to Sell Shares                      22
maintain how to open
and your account,       Exchanges                               23
including how to buy,
sell and exchange       Other Information                       24
Fund shares.
--------------------------------------------------------------------------------

Reference               Organization and Management
                            of the Funds                        27
Look here for details
on the organization     How to Read the Financial Highlights    29
of the Funds and term
definitions.            Glossary                                30

KEY INFORMATION
--------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Funds

The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

*       you are looking for a fund in which to invest short-term cash;

*       you are looking to preserve principal; and
*       you are looking for monthly income.

You should not invest in these Funds if:

* you are looking for FDIC insurance coverage or guaranteed rates of return;
*       you are unwilling to accept that you may lose money on your investment;
* you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or
*       you are seeking long-term total return.

What are Service shares?

Service shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

4       Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 19.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.

                                   Stagecoach Money Market Funds Prospectus  5


MONEY MARKET FUNDS                                           Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
Shareholder Transaction Expenses
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
"Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                                                Prime              Treasury
--------------------------------------------------------------------------------
Maximum sales charge on a purchase               None                None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                                      None                None
--------------------------------------------------------------------------------
Maximum sales charge imposed on
  redemptions                                    None                None
--------------------------------------------------------------------------------
Exchange fees                                    None                None
--------------------------------------------------------------------------------
================================================================================
Annual Fund Operating Expenses (as a percentage of average net assets)
================================================================================
Annual Fund operating expenses reflect amounts paid by each Fund during the prior fiscal period. In some cases, they have been restated to reflect expenses and fee waivers expected to be in effect during the current fiscal year. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                                                 Prime               Treasury
--------------------------------------------------------------------------------
Management fee
  (after waivers)                                 0.12%               0.12%
--------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)               0.33%               0.33%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after waivers or reimbursements)               0.45%               0.45%
--------------------------------------------------------------------------------
Management fee
  (before waivers)                                0.25%               0.25%
--------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)              0.35%               0.36%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (before waivers or reimbursements)              0.60%               0.61%
--------------------------------------------------------------------------------
================================================================================
Example of Expenses - This example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
================================================================================
You would pay the following expenses
on a $1,000 investment assuming a 5%
annual return and that you redeem your
shares at the end of each period.                 Prime              Treasury
--------------------------------------------------------------------------------
1 Year                                             $5                   $5
--------------------------------------------------------------------------------
3 Years                                            $14                  $14
--------------------------------------------------------------------------------
5 Years                                            $25                  $25
--------------------------------------------------------------------------------
10 Years                                           $57                  $57
--------------------------------------------------------------------------------

6   Stagecoach Money Market Funds Prospectus

THIS PAGE INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

PRIME MONEY MARKET MUTUAL FUND
--------------------------------------------------------------------------------

                Advisor:        Wells Fargo Bank

--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

                Investment Policies

                We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
                We may also make certain other investment including, for example, repurchase agreements.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest in:

                * commercial paper rated at the date of purchase as P-1 by Moody's or A-1+ or A-1 by S&P;

                * negotiable certificates of deposit and banker's acceptances;

                *       repurchase agreements;

                *       U.S. Government obligations;

                * short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks; and

                *       shares of other money market funds.


8   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT] You should consider both the General Investment Risks beginning on page 16 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the
                Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           For information on Fund fees and expenses, see "Summary of
                Expenses" on page 6.



                                   Stagecoach Money Market Funds Prospectus  9


PRIME MONEY MARKET MUTUAL FUND                           Financial Highlights
See "Historical Fund Information" on page 24.
-------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Service Class Shares -                  Investor Shares
                                        commenced on April 30, 1981
                                        ----------------------------------------------------------------
                                        Sept. 30,           Mar. 31,   Sept. 30,    Sept. 30,   Sept. 30,
                                         1997/1/            1997/2/    1996/3/       1995/4/     1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 1.00             $ 1.00      $ 1.00       $ 1.00      $ 1.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.03               0.03        0.05         0.05        0.02
  Net realized and unrealized gain
    on investments                         0.00               0.00        0.00         0.00        0.00
--------------------------------------------------------------------------------------------------------
Total from investment operations           0.03               0.03        0.05         0.05        0.02
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.03)             (0.13)      (0.05)       (0.05)      (0.02)
  Distributions from net realized gain     0.00               0.00        0.00         0.00        0.00
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.03)             (0.03)      (0.05)       (0.05)      (0.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 1.00             $ 1.00      $ 1.00       $ 1.00      $ 1.00
--------------------------------------------------------------------------------------------------------
Total return (not annualized)              2.64%              2.54%       5.19%        5.60%       3.71%/5/
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)      $599,177           $626,105    $740,760     $614,101    $565,305
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.45%              0.45%       0.45%        0.41%       0.41%
  Ratio of net investment income to
    average net assets                     5.18%              5.04%       5.14%        5.47%       3.67%
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 0.63%              0.60%       0.62%        0.68%       0.89%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      5.00%              4.89%       4.97%        5.20%       3.19%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Service Share Calendar-Year Returns                                       1996         1995        1994
========================================================================================================
Returns for other share classes may vary                                  5.16%        5.76%       3.88%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/1/ Unaudited financial statements.

/2/ The Fund changed its fiscal year-end from September 30 to March 31.

/3/ The Fund changed its Investment Advisor during this fiscal year.

10  Stagecoach Money Market Funds Prospectus


PRIME MONEY MARKET MUTUAL FUND                           Financial Highlights
See "Historical Fund Information" on page 24.
-------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Investor Shares
                                        ----------------------------------------------------------------
                                        March 31,  March 31,  March 31,  March 31,  March 31,   March 31,     March 31,
                                          1994       1993       1992       1991       1990        1989          1988
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00      $ 1.00        $ 1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                   0.03       0.03       0.05       0.07       0.08        0.08          0.06
  Net realized and unrealized gain
    on investments                        0.00       0.00       0.00       0.00       0.00        0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          0.03       0.03       0.05       0.07       0.08        0.08          0.06
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income   (0.03)     (0.03)     (0.05)     (0.07)     (0.08)      (0.08)        (0.06)
  Distributions from net realized gain    0.00       0.00       0.00       0.00       0.00        0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total from distributions                 (0.03)     (0.03)     (0.05)     (0.07)     (0.08)      (0.08)        (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 1.00      $ 1.00    $ 1.00      $ 1.00     $ 1.00      $ 1.00        $ 1.00
-----------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)             3.00%       3.32%     5.22%      7.72%      8.82%       7.88%         6.50%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)      $527,599    $468,479   $528,397  $543,834     $493,641  $496,675      $628,987
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                            0.41%       0.41%     0.43%     0.47%        0.54%    0.56%         0.58%
  Ratio of net investment income to
    average net assets                    2.96%       3.27%     5.09%     7.38%        7.95%    7.58%         6.38%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                0.89%        0.89%     0.91%     0.94%       0.90%   0.90%         0.93%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                     2.48%        2.79%     4.61%     6.91%       7.59%   7.24%         6.03%
----------------------------------------------------------------------------------------------------------------------------------
==================================================================================================================================
Institutional Shares Calendar Returns     1993         1992      1991      1990        1989    1988
==================================================================================================================================
Returns for other share classes may vary  3.00%        3.61%     5.85%     8.03%       9.04%   7.31%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
----------------------------------------------------------------------------------------------------------------------------------

/4/ The Fund changed its fiscal year-end from March 31 to September 30.

/5/ Annualized.

                                  Stagecoach Money Market Funds Prospectus  11

TREASURY MONEY MARKET MUTUAL FUND
--------------------------------------------------------------------------------

                Advisor:                           Wells Fargo Bank
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

                Investment Policies

                We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or
                less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                *       in U.S. Treasury obligations; and

                * in repurchase agreements collateralized by U.S. Treasury obligations.

                As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.


12   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks
                beginning on page 16 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the
                Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                  Stagecoach Money Market Funds Prospectus  13


TREASURY MONEY MARKET MUTUAL FUND                         Financial Highlights
See "Historical Fund Information" on page 24.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Service Class Shares - Commenced
                                        on October 11, 1995
                                        --------------------------------------------------------------------------------------
                                        Sept. 30,        Mar. 31,   Sept. 30,    Sept. 30,  Sept. 30,  March 31,
                                         1997/1/         1997/2/    1996/3/       1995       1994/4/    1994
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 1.00          $ 1.00      $ 1.00       $ 1.00     $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.03            0.02        0.05         0.05       0.02        0.03
  Net realized and unrealized gain
    on investments                         0.00            0.00        0.00         0.00       0.00        0.00
-----------------------------------------------------------------------------------------------------------------
Total from investment operations           0.03            0.02        0.05         0.05       0.02        0.03
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.03)          (0.02)      (0.05)       (0.05)     (0.02)      (0.03)
  Distributions from net realized gain     0.00            0.00        0.00         0.00       0.00        0.00
-----------------------------------------------------------------------------------------------------------------
Total from distributions                  (0.03)          (0.02)      (0.05)       (0.05)     (0.02)      (0.03)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 1.00          $ 1.00      $ 1.00       $ 1.00     $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------------------
Total return (not annualized)              2.55%           2.47%       5.03%        5.42%      3.75%       2.81%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $324,408        $483,401    $1,340,325    $1,001,707 $690,630   $654,950
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.45%           0.45%       0.45%        0.42%      0.43%       0.43%
  Ratio of net investment income to
    average net assets                     5.03%           4.91%       4.98%        5.32%      3.72%       2.77%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                           N/A             N/A         N/A          N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A             N/A         N/A          N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 0.64%           0.61%       0.60%        0.66%      0.90%       0.90%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      4.84%           4.75%       4.83%        5.08%      3.25%       2.30%
-----------------------------------------------------------------------------------------------------------------
===============================================================================================================================
Institutional Share Calendar-Year Returns                             1996        1995                     1994
===============================================================================================================================
Returns for other share classes may vary                              5.00%       5.56%                    3.84%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
-------------------------------------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.

/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed Investment Advisor during this fiscal year.

14  Stagecoach Money Market Funds Prospectus

                        See "How to Read the Financial Highlights" on page 29.
-------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:
                                        --------------------------------------------------------------------------------
                                                March 31,     March 31,   March 31,   March 31,    March 31,    March 31,
                                                 1993          1992         1991        1990         1989         1988
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00       $ 1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.03         0.05         0.07         0.08        0.07         0.06
  Net realized and unrealized gain
    on investments                                 0.00         0.00         0.00         0.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   0.03         0.05         0.07         0.08        0.07         0.064
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income            (0.03)       (0.05)      (0.07)        (0.08)      (0.07)      (0.06)
  Distributions from net realized gain             0.00         0.00        0.00          0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------
Total from distributions                          (0.03)       (0.05)      (0.07)        (0.08)      (0.07)      (0.06)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $   1.00       $ 1.00      $ 1.00        $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                      3.13%        5.03%      7.42%          8.58%       7.63%      6.20%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)             $614,237      $281,343    $118,623     $98,398      $90,672     $101,066
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                                    0.43%         0.45%      0.48%         0.56%        0.63%      0.69%
  Ratio of net investment income to
    average net assets                            3.04%         4.73%      7.10%         7.73%        7.36%      6.12%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 N/A           N/A        N/A          N/A           N/A        N/A
------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                       N/A           N/A        N/A          N/A           N/A        N/A
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                        0.91%         0.93%      0.94%         0.97%        0.98%      1.05%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                             2.56%         4.25%      6.64%         7.32%        7.01%      5.76%
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================
Institutional Share Calendar Year Returns         1993          1992       1991          1990         1989       1988
=======================================================================================================================
Returns for other share classes may vary          2.80%         3.32%      5.65%         7.75%        8.78%      7.06%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/4/  The Fund changed its fiscal year-end from March 31 to September 30.

/5/ Annualized.


                                  Stagecoach Money Market Funds Prospectus  15

GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

* We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

* You cannot recover through insurance any loss due to investment practices, nor can the Fund, the Institutions or investment advisors "make good" any losses you might have.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.

* The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt security unless it is specifically designed to pay an adjustable rate.

* The Funds' advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


16   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

* Capped floaters on which interest is not paid when market rates move above a certain level;

* Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

* Range floaters on which interest is not paid if market interest rates move outside a specified range;

* Dual index floaters whose interest rate reset provisions are tied to more than one index; and

* Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional
Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.


                                  Stagecoach Money Market Funds Prospectus  17

GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.


Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

        ------------------------------------------------------------------------
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

        Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional information for additional information about the investment practices and risks particular to each Fund.
        ------------------------------------------------------------------------


18   Stagecoach Money Market Funds Prospectus


                                                                Prime           Treasury
=========================================================================================
INVESTMENT PRACTICE:                    RISK:
=========================================================================================
FLOATING AND VARIABLE RATE DEBT

Instruments with interest rates         Interest Rate and          *               *
that are adjusted either                Credit Risk
on a schedule or when an index
or benchmark changes.
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

A transaction in which the              Credit and                 *               *
seller of a security agrees             Counter-Party Risk
to buy back a security at an
agreed upon time and
price, usually with interest.
-----------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS

The temporary investment in             Market  Risk               *               *
shares of another mutual fund.
A pro rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund,
will be borne by Fund shareholders.
-----------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS

Dollar-denominated debt obligations     Information, Liquidity,    *               *
of foreign branches of U.S. branches    Political, Regulatory,
of foreign banks.                       and Diplomatic Risk

-----------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES

The practice of loaning securities      Credit, Leverage,          *               *
in brokers, dealers and                 Counter-Party Risk
and financial institutions to
increase return on those securities.
Loans may be made in accordance with
existing investment policies. Oregon,
Arizona and National Tax-Free Funds,
Limited to 30% of total assets for
the 33 1/3% for the other Funds.
-----------------------------------------------------------------------------------------
BORROWING POLICIES

The ability to borrow an equivalent     Leverage Risk              *               *
of 10% of assets from banks for
temporary purposes to meet
shareholder redemptions.
-----------------------------------------------------------------------------------------
ILLIQUID SECURITIES

A security which cannot be              Liquidity Risk             *               *
readily sold or cannot be
readily sold without negatively
affecting its fair value.
The limit is 15% of assets for all
but the California
Tax-Free Bond Fund, which has a
limit of 10%.
-----------------------------------------------------------------------------------------

                                  Stagecoach Money Market Funds Prospectus  19

YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Service Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Important Information:

* Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

*        We process requests to buy or sell shares each business day.

* Requests we receive from an Institution in proper form before 12:00 Noon (Pacific time) for the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund generally are processed at 12:00 Noon on the same day.

* Requests we receive after the above-specified times are processed the next business day at the applicable Net Asset Value (NAV).

* Payment for shares may be made by Institutions in funds immediately available to us no later than 1:00 p.m. (Pacific time) on the same business day as the purchase order is processed. If payment is not received on the same business day, the order will be cancelled and the Institution will be responsible for any loss.

* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is the NAV next determined after a request has been received in proper form.

* We determine the NAV of each Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information.

* On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early.


20       Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Service Class shares of the Funds should contact an account representative at their Institution and should understand the following:

* Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

* Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

* Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

* The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

* Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.


                                    Stagecoach Money Market Funds Prospectus  21

YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

How to Sell Shares

Service Class shares must be redeemed in accordance with the account agreement governing the Customer's Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes for Selling Shares

* We process requests we receive in proper form before 12:00 Noon (Pacific Time) on any business day are processed at the NAV determined as of 12:00 Noon on the same business day.

* Redemption proceeds are usually wired to the redeeming Institution the following business day.

* Requests we receive after 12:00 Noon (Pacific Time) are processed the next business day as of 12:00 Noon.

* We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

* Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.


22   Stagecoach Money Market Funds Prospectus

EXCHANGES
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

* You should carefully read the Prospectus for the Fund into which you wish to exchange.

* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

*        You may make exchanges only between like share classes.



                                    Stagecoach Money Market Funds Prospectus  23

OTHER INFORMATION
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Prime Money Market Mutual Fund-The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


24   Stagecoach Money Market Funds Prospectus>>

--------------------------------------------------------------------------------

Treasury Money Market Mutual Fund-Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. Prior to April 1, 1996, FICM served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Share Class - This Prospectus contains information about Service Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Statements - The Institutions mail statements after any account activity, including dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

                                    Stagecoach Money Market Funds Prospectus  25

OTHER INFORMATION
--------------------------------------------------------------------------------

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


26   Stagecoach Money Market Funds Prospectus

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.


================================================================================
                                Shareholders
================================================================================
                   Institutions and Their Representatives
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                          Transfer and
 Distributor &                        Dividend Disbursing       Shareholder
Co-Administrator     Administrator          Agent             Servicing Agents
================================================================================
Stephens Inc.       Wells Fargo Bank     Wells Fargo Bank     Various
111 Center St.      525 Market St.       525 Market St.       Institutions
Little Rock, AR     San Francisco, CA    San Francisco, CA
Markets the         Manages the Funds'   Maintains records    Provide services
Funds, distributes  business activities  of shares and        to customers
shares, and manages                      supervises the
the Funds'                               paying of dividends
business activities
--------------------------------------------------------------------------------
                                      |
================================================================================
          Investment Advisor                       Custodian
================================================================================
Wells Fargo Bank, 525 Market St.,      Wells Fargo Bank, 525 Market St.,
San Francisco, CA                      San Francisco, CA
Manages the Funds'                     Provides safekeeping for the
investment activities                  Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             Board of Directors
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


                                    Stagecoach Money Market Funds Prospectus  27

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Service Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1997:


        ------------------------------------------------
        Prime Money Market Mutual Fund          .18%
        ------------------------------------------------
        Treasury Money Market Mutual Fund       .17%
        ------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .04% of each Fund's assets for its role as co-administrator.

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Service Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services, the Service Class of each Fund pays as follows:


        -------------------------------------------------
        Prime Money Market Mutual Fund          .20%
        -------------------------------------------------
        Treasury Money Market Mutual Fund       .20%
        -------------------------------------------------

28  Stagecoach Money Market Funds Prospectus

HOW TO READ THE FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Prime Money Market Mutual and Treasury Money Market Mutual Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

Net Assets- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets- This ratio is the result of dividing net investment income (or loss) by average net assets.


                                    Stagecoach Money Market Funds Prospectus  29

GLOSSARY
--------------------------------------------------------------------------------

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.


30   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined each business day at 12:00 noon and 1:00 PM (Pacific Time).

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.


                                    Stagecoach Money Market Funds Prospectus  31

GLOSSARY
--------------------------------------------------------------------------------
U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


32   Stagecoach Money Market Funds Prospectus
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

STAGECOACH FUNDS/R/


You may wish to review the following documents:

Statement of Additional Information

supplements the disclosures made by this Prospectus.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report

provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        ------------------------------------------------------------------------
        STAGECOACH MONEY MARKET MUTUAL FUNDS:
        ------------------------------------------------------------------------
        *  are not insured by the FDIC
        * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank
        *  involve investment risk, including possible loss of principal.
        * seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        ------------------------------------------------------------------------

[LOGO OF RECYCLED PAPER]
Printed on Recycled Paper                                        SC SRV P (2/98)

February 1, 1998

                                                           STAGECOACH FUNDS/R/
Stagecoach
        Tax-Free Income Funds
Prospectus


Arizona Tax-Free Fund             Please read this Prospectus and keep it for
                                  future reference. It is designed to provide
California Tax-Free               you with important information and to help
Bond Fund                         you decide if a Fund's goals match your own.

California Tax-Free               These securities have not been approved or
Income Fund                       disapproved by the U.S. Securities and
                                  Exchange Commission, any state securities
National Tax-Free Fund            commission or any other regulatory
                                  authority, nor have any of these authorities
Oregon Tax-Free Fund              passed upon the accuracy or adequacy of this
                                  Prospectus. Any representation to the
Institutional Class               contrary is a criminal offense. Fund shares
                                  are NOT deposits or other obligations of, or
                                  issued, endorsed or guaranteed by, Wells
                                  Fargo Bank, N.A. ("Wells Fargo Bank"), or
                                  any of its affiliates.
Investment Advisor
and Administrator:
                                  Fund shares are NOT insured or guaranteed by
Wells Fargo Bank                  the U.S. Government, the Federal Deposit
                                  Insurance Corporation ("FDIC"), the Federal
Distributor and                   Reserve Board or any other governmental
Co-Administrator:                 agency. AN INVESTMENT IN A FUND INVOLVES
                                  CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
Stephens Inc.                     PRINCIPAL.

About This Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a fund can be found.


                        Important  information you should look for:
--------------------------------------------------------------------------------

[LOGO OF ARROW]         Investment Objective and Investment Policies

                        What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow to find out.
--------------------------------------------------------------------------------

[LOGO OF PERCENTAGE     Permitted Investments
SIGN]
                        A summary of the Fund's key permitted investments and
                        practices.
--------------------------------------------------------------------------------

[LOGO OF EXCLAMATION    Important Risk Factors
POINT]
                        What are the key risk factors for this Fund? This will
                        include the factors described in "General Investment
                        Risks" together with any special risk factors for the
                        Fund.
--------------------------------------------------------------------------------

[LOGO OF ADDITION       Additional Fund Facts
SIGN]
                        Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969.

Table of Contents

                                Key Information                          4

                                Summary of Expenses                      6
--------------------------------------------------------------------------------

The Funds                       Arizona Tax-Free Fund                    8

This section contains           California Tax-Free Bond Fund           12
important information about
the individual Funds.           California Tax-Free Income Fund         16

                                National Tax-Free Fund                  20

                                Oregon Tax-Free Fund                    24

                                General Investment Risks                28
--------------------------------------------------------------------------------

Your Account                    Your Fund Account                       32

Turn to this section for        How to Buy Shares                       33
information on how to open
and maintain your account,      How to Sell Shares                      34
including how to buy, sell
and exchange Fund shares.       Exchanges                               35

                                Other Information                       36
--------------------------------------------------------------------------------

Reference                       Organization and
                                    Management of the Funds             39
Look here for details
on organization                 How to Read the Financial Highlights    43
of the Funds and
term definitions.               Glossary                                45

Key Information
--------------------------------------------------------------------------------
Summary of the Stagecoach Tax-Free Income Funds

The Funds described in this Prospectus invest primarily in municipal obligations and seek monthly income free of federal, and in some cases, state income taxes. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

* you are looking for tax-free income or you are in a high-tax bracket and wish to reduce you tax liability;

*       you are looking for monthly income;

* you are looking for more stability of principal than equity funds typically provide; and

* you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

* you are looking for FDIC insurance coverage or guaranteed rates of return;

* you are unwilling to accept that you may lose money on your investment;

*       you are unwilling to accept the risks of investing in the bond markets;
        or

*       you are seeking aggressive long-term total return.

What are Institutional shares?

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional shares classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

4  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------
Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

Tax-Free

Tax-Free Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Alternative Minimum Tax

You may be subject to the Alternative Minimum Tax (AMT) on your tax-free distributions. Please check with a tax advisor if you are uncertain as to whether or not this might apply to you.

Key Terms

The term "municipal obligations" is used in this Prospectus to refer to a broad variety of fixed-income and variable-rate securities issued by or on behalf of the states, territories and possessions of the United States. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance.

Dividends

We pay dividends, if any, monthly.

                                  Stagecoach Tax-Free Income Funds Prospectus  5


Tax-Free Funds                          Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
Shareholder Transaction Expenses
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                          Arizona    California   California National   Oregon
                          Tax-Free    Tax-Free     Tax-Free  Tax-Free  Tax-Free
                                        Bond        Income
--------------------------------------------------------------------------------
Maximum sales charge
  on a purchase             None        None        None      None       None
--------------------------------------------------------------------------------
Maximum sales charge
  on reinvested
  dividends                 None        None        None      None       None
--------------------------------------------------------------------------------
Maximum sales charge
  on Redemptions            None        None        None      None       None
--------------------------------------------------------------------------------
Exchange fees               None        None        None      None       None
--------------------------------------------------------------------------------
================================================================================
Annual Fund Operating Expenses (as a percentage of average net assets)
================================================================================
Annual Fund Operating Expenses reflect amounts paid by each Fund during the prior fiscal period. In some cases they have been estimated or restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                          Arizona    California   California National   Oregon
                          Tax-Free    Tax-Free     Tax-Free  Tax-Free  Tax-Free
                                        Bond        Income
--------------------------------------------------------------------------------
Management fee
  (after waivers)          0.00%       0.50%         0.16%     0.50%    0.00%
--------------------------------------------------------------------------------
Other expenses
  (after waivers
  or reimbursements)       0.67%       0.19%         0.53%     0.25%    0.61%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after waivers
  or reimbursements)       0.67%       0.69%         0.69%     0.75%    0.61%
--------------------------------------------------------------------------------
Management fee
  (before waivers)         0.50%       0.50%         0.50%     0.50%    0.50%
--------------------------------------------------------------------------------
Other expenses
  (before waivers
  or reimbursements)       1.00%       0.45%         0.55%     1.53%    0.74%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (before waivers
  or reimbursements)       1.50%       0.95%         1.05%     2.03%    1.24%
--------------------------------------------------------------------------------

6  Tax-Free Funds  Summary of Expenses

--------------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  Example of Expenses - This example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
  -----------------------------------------------------------------------------

  You would pay the following
  expenses on a $1,000
  investment assuming a 5%
  annual return and         Arizona  California  California  National  Oregon
  that you redeem your     Tax-Free   Tax-Free    Tax-Free   Tax-Free Tax-Free
  shares at the end of                 Bond        Income
  each period.
  -----------------------------------------------------------------------------
  1 year                      $7         $7          $7         $8       $6
  -----------------------------------------------------------------------------

  3 years                    $21        $22         $22        $24      $20
  -----------------------------------------------------------------------------

  5 years                    $37        $38         $38        $42      $34
  -----------------------------------------------------------------------------

  10 years                   $83        $86         $86        $93      $76
  -----------------------------------------------------------------------------


                                  Stagecoach Tax-Free Income Funds Prospectus  7

Arizona Tax-Free Fund
--------------------------------------------------------------------------------

                Portfolio Managers:     Mary Gail Walton (since 2/97)
                                        Stephen Galiani (since 12/97)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Arizona Tax-Free Fund seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

                Investment Policies

                We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF        Permmitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                * at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
                * at least 65% of our assets in municipal obligations that pay interest exempt from Arizona personal income tax;
                * in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

8  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment choice.

                The Fund is considered non-diversified according to the Investment Company Act of 1940 (the "1940 Act"). The majority of the issuers of the securities in the Fund's portfolio are located within Arizona. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION SIGN]
                Distribution income earned may be subject to the federal alternative minimum tax.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                  Stagecoach Tax-Free Income Funds Prospectus  9

Arizona Tax-Free Fund           Financial Highlights
See "Historical Fund Information" on page 36.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Institutional Class Shares -            Investor Shares
                                        commenced on october 1, 1995
                                        ----------------------------------------------------------------
                                        Sept. 30,           Mar. 31,   Sept. 30,    Sept. 30,   May 31,
                                         1997/1/            1997/2/    1996/3/       1995/4/     1995
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $10.44             $10.44      $10.71       $10.68      $10.48
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.25               0.25        0.49         0.17        0.51
  Net realized and unrealized gain (loss)
    on investments                         0.42              (0.00)      (0.10)        0.06        0.23
--------------------------------------------------------------------------------------------------------
Total from investment operations           0.67               0.25        0.39         0.23        0.74
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.25)             (0.25)      (0.49)       (0.20)      (0.53)
  Distributions from net realized gain     0.00               0.00       (0.17)        0.00       (0.01)
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.25)             (0.25)      (0.66)       (0.20)      (0.54)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.86             $10.44      $10.44       $10.71      $10.68
--------------------------------------------------------------------------------------------------------
Total return (not annualized)              6.45%              2.38%       3.74%        6.55%/5/    7.35%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)      $13,087            $14,349     $15,577      $24,622     $24,581
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.40%              0.40%       0.48%        0.45%       0.40%
  Ratio of net investment income to
    average net assets                     4.62%              4.73%       4.63%        4.73%       4.89%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                           72%                77%         42%          62%         14%
--------------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A                N/A         N/A          N/A        N/A
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 1.74%              1.50%       1.20%        1.35%       1.13%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      3.28%              3.63%       3.91%        3.83%       4.16%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Shares Calendar Returns                                     1996         1995
========================================================================================================
Returns for other share classes may vary                                  3.66%       13.77%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed Investment Advisor during this fiscal year.


10  Stagecoach Tax-Free Income Funds Prospectus

Arizona Tax-Free Fund             Financial Highlights
                                   See "Historical Fund Information" on page 43.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Investor Shares
                                        ----------------------------------------------------------------
                                        May 31,            May 31,      May 31,
                                         1994               1993         1992
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $10.64            $10.09       $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.50              0.49         0.09
  Net realized and unrealized gain (loss)
    on investments                        (0.15)             0.55         0.08
--------------------------------------------------------------------------------------------------------
Total from investment operations           0.35              1.04         0.17
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.50)            (0.49)      (0.08)
  Distributions from net realized gain    (0.01)             0.00        0.00
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.51)            (0.49)      (0.08)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.48            $10.64      $10.09
--------------------------------------------------------------------------------------------------------
Total return (not annualized)              3.28%            10.50%      7.02%/5/
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $25,153            $22,430     $4,690
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                            0.31%              0.20%      0.68%
  Ratio of net investment income to
    average net assets                    4.72%              4.98%      4.32%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                          28%                 4%         0%
--------------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A               N/A        N/A
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                1.00%              1.18%      2.08%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                     4.03%              4.00%      2.92%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Shares Calendar Returns                                     1994         1993
========================================================================================================
Returns for other share classes may vary                                  -3.30%      10.55%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/4/  The Fund changed its fiscal year-end from May 31 to September 30.

/5/  Annualized

/6/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class Shares.

                                 Stagecoach Tax-Free Income Funds Prospectus  11

California Tax-Free Bond Fund
--------------------------------------------------------------------------------

                Portfolio Managers:     David Klug (since 1/92)
                                        Laura Milner (since 9/96)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The California Tax-Free Bond Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term investment-grade municipal securities.


                Investment Policies

                We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                * at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
                * at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax;

                * in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

12  Stagecoach Tax-Free Income Funds Prospectus

-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment decision.

                The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Distribution income earned may be subject to the federal
                alternative minimum tax.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                 Stagecoach Tax-Free Income Funds Prospectus  13


California Tax-Free Bond Fund                              Financial Highlights
See "Historical Fund Information" on page 36.
                          See "How to Read the Financial Highlights" on page 43.
--------------------------------------------------------------------------------

================================================================================
For a Share Outstanding
================================================================================
For the period ended:                   Institutional Class Shares -
                                        Commenced on September 6, 1996
                                        ----------------------------------------
                                        Sept. 30,      March 31,      Sept. 30,
                                         1997/1/        1997/2/         1996
--------------------------------------------------------------------------------
Net asset value, beginning of period      $10.75        $10.80         $10.69
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              0.27          0.28           0.04
  Net realized and unrealized gain
    (loss) on investments                   0.45         (0.05)          0.11
--------------------------------------------------------------------------------
Total from investment operations            0.72          0.23           0.15
Less distributions:
  Dividends from net investment income     (0.27)        (0.28)         (0.04)
  Distributions from net realized gain      0.00          0.00           0.00
--------------------------------------------------------------------------------
Total from distributions                   (0.27)        (0.28)         (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period            $11.20        $10.75         $10.80
--------------------------------------------------------------------------------
Total return (not annualized)               6.78%         2.10%          1.24%
--------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)       $84,850       $95,451       $106,896
--------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets   0.63%         0.63%          0.67%
  Ratio of net investment income to
    average net assets                      4.94%         5.12%          5.20%
--------------------------------------------------------------------------------
Portfolio turnover                             6%            4%            22%
--------------------------------------------------------------------------------
Average commission rate paid                 N/A           N/A            N/A
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses              0.97%         0.95%          1.20%
--------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                  4.60%         4.80%          4.67%
--------------------------------------------------------------------------------

================================================================================
Institutional Shares Calendar-Year Returns
================================================================================
Returns for other share classes may                                      2.43%
vary due to different fees and expenses.
This return reflects fee waivers and
reimbursements, does not reflect sales
loads, is not a guarantee of future
performance and has not been audited.
--------------------------------------------------------------------------------

/1/ Unaudited financial statements.
/2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ For the period prior to September 6, 1996, this figure reflects the performance and expenses of the Fund's Class A shares.


14  Stagecoach Tax-Free Income Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

California Tax-Free Income Fund
--------------------------------------------------------------------------------

                        Portfolio Managers:     Laura Milner (since 11/92)

                                                David Klug (since 12/97)
--------------------------------------------------------------------------------

[LOGO OF                Investment Objective
ARROW]
                        The California Tax-Free Income Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital.

                        Investment Policies

                        We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-
                        term). We have some flexibility in setting the portfolio's weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.
--------------------------------------------------------------------------------

[LOGO OF                Permitted Investments
PERCENTAGE SIGN]
                        Under normal market conditions, we invest:

                        * at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
                        * at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax;
                        * in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.


16  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

                        We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF EXCLAMATION    Important Risk Factors
POINT]
                        You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment choice.

                        The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF ADDITION       Additional Fund Facts
SIGN]
                        Distribution income earned may be subject to the federal alternative minimum tax.

                        For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                 Stagecoach Tax-Free Income Funds Prospectus  17

California Tax-Free Income                            Fund Financial Highlights
See "Historical Fund Information" on page 36.
                          See "How to Read the Financial Highlights" on page 43.
--------------------------------------------------------------------------------

================================================================================
For a Share Outstanding
================================================================================
For the period ended:                   Institutional Class Shares -
                                        Commenced on September 6, 1996
                                        ----------------------------------------
                                        Sept. 30,      March 31,      Sept. 30,
                                         1997/1/        1997/2/         1996
--------------------------------------------------------------------------------
Net asset value, beginning of period      $10.11        $10.10         $10.06
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              0.20          0.19           0.02
  Net realized and unrealized gain
    (loss) on investments                   0.17          0.01           0.04
--------------------------------------------------------------------------------
Total from investment operations            0.37          0.20           0.06
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income     (0.20)        (0.19)         (0.02)
  Distributions from net realized gain      0.00          0.00           0.00
--------------------------------------------------------------------------------
Total from distributions                   (0.20)        (0.19)         (0.02)
--------------------------------------------------------------------------------
Net asset value, end of period            $10.28        $10.11         $10.10
--------------------------------------------------------------------------------
Total return (not annualized)               3.66%         2.00%          0.60%
--------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)       $ 6,913       $ 7,061       $ 10,066
--------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets   0.60%         0.60%          0.55%
  Ratio of net investment income to
    average net assets                      3.86%         3.73%          3.06%
--------------------------------------------------------------------------------
Portfolio turnover                            32%           14%            48%
--------------------------------------------------------------------------------
Average commission rate paid                 N/A           N/A            N/A
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses              1.15%         1.05%          0.92%
--------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                  3.31%         3.28%          2.69%
--------------------------------------------------------------------------------

================================================================================
Institutional Shares Calendar-Year Returns                               1996
================================================================================
Returns for other share classes may                                      3.89%
vary due to different fees and expenses.
This return reflects fee waivers and
reimbursements, does not reflect sales
loads, is not a guarantee of future
performance and has not been audited.
--------------------------------------------------------------------------------

/1/ Unaudited financial statements.

/2/ The Fund changed its fiscal year-end from September 30 to March 31.

/3/ For the period prior to September 6, 1996, this figure reflects the performance and expenses of the Fund's Class A shares.


18  Stagecoach Tax-Free Income Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

National Tax-Free Fund
--------------------------------------------------------------------------------

                        Portfolio Managers:     Stephen Galiani (since 12/97)
                                                Mary Gail Walton (since 2/97)
--------------------------------------------------------------------------------

[LOGO OF ARROW]         Investment Objective

                        The National Tax-Free Fund seeks to provide investors with income exempt from federal income tax.

                        Investment Policies

                        We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions, including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF                Permitted Investments
PERCENTAGE SIGN]
                        Under normal market conditions, we invest:

                        * at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

                        * in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.

                        We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


20  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF                Important Risk Factors
EXCLAMATION POINT]
                        You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. The are both important to your investment choice.

                        The Fund is considered non-diversified according to the 1940 Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF                Additional Fund Facts
ADDITION SIGN]
                        Distribution income earned may be subject to the federal alternative minimum tax.

                        For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                 Stagecoach Tax-Free Income Funds Prospectus  21

National Tax-Free Fund                                      Financial Highlights
See "Historical Fund Information" on page 36.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Institutional Class Shares -            Investor Shares
                                        Commenced on October 1, 1995
                                        ----------------------------------------------------------------
                                        Sept. 30,           Mar. 31,   Sept. 30,    Sept. 30,
                                         1997/1/            1997/2/    1996/3/       1995/4/
------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $15.17             $15.24      $15.34       $15.28
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.37               0.37        0.71         0.24
  Net realized and unrealized gain (loss)
    on investments                         0.59              (0.07)      (0.10)        0.08
------------------------------------------------------------------------------------------------
Total from investment operations           0.96               0.30        0.61         0.32
------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.37)             (0.37)      (0.71)       (0.26)
  Distributions from net realized gain     0.00               0.00       (0.17)        0.00
------------------------------------------------------------------------------------------------
Total from distributions                  (0.37)             (0.37)      (0.71)       (0.26)
------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.76             $15.17      $15.24       $15.34
------------------------------------------------------------------------------------------------
Total return (not annualized)              6.44%              1.95%       4.04%        6.53%/5/
------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)      $ 6,740            $ 7,354     $ 7,132      $14,305
------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.35%              0.35%       0.36%        0.35%
  Ratio of net investment income to
    average net assets                     4.86%              4.82%       4.66%        4.65%
------------------------------------------------------------------------------------------------
Portfolio turnover                           34%                86%         73%          86%
------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A                N/A         N/A          N/A
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 2.60%              2.03%       1.45%        1.85%
------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      2.61%              3.14%       3.57%        3.15%
------------------------------------------------------------------------------------------------
================================================================================================
Institutional Shares Calendar Returns                                     1996         1995
================================================================================================
Returns for other share classes may vary                                  3.28%       14.53%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.

/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed Investment Advisor during this fiscal year.

/4/  The Fund changed its fiscal year-end from May 31 to September 30.

22  Stagecoach Tax-Free Income Funds Prospectus

National Tax-Free Fund            Financial Highlights
                                  See "Historical Fund Information" on page 43.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Investor Shares
                                        ----------------------------------------------------------------
                                        May 31,            May 31,      May 31,
                                         1995               1994         1993
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $14.98            $15.17       $15.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.68              0.64         0.17
  Net realized and unrealized gain (loss
    on investments                         0.32             (0.17)        0.15
--------------------------------------------------------------------------------------------------------
Total from investment operations           1.00              0.47         0.32
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.70)            (0.64)      (0.15)
  Distributions from net realized gain     0.00             (0.02)       0.00
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.70)            (0.66)      (0.15)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.28            $14.98      $15.17
--------------------------------------------------------------------------------------------------------
Total return (not annualized)              6.97%             3.07%      5.65%/5/
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $$14,458           $13,600     $7,457
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized
  Ratio of expenses to average
    net assets                             0.35%             0.27%      0.25%
  Ratio of net investment income to
    average net assets                     4.59%             4.29%      3.88%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                           23%               19%        18%
--------------------------------------------------------------------------------------------------------
Average commission rate paid                N/A                N/A        N/A
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 1.51%             1.58%      1.99%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      3.43%             2.99%      2.14%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Shares Calendar Returns                                     1994
========================================================================================================
Returns for other share classes may vary                                  -4.33%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
------------------------------------------------------------------------------------------------

/5/  Annualized

/6/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class Shares.

                                 Stagecoach Tax-Free Income Funds Prospectus  23

The Oregon Tax-Free Fund
--------------------------------------------------------------------------------

                        Portfolio Managers:     Stephen Galiani (since
                                                12/97)

                                                Mary Gail Walton (since
                                                12/97)
--------------------------------------------------------------------------------

[LOGO OF ARROW]         Investment Objective

                        The Oregon Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax.

                        Investment Policies

                        We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF                Permitted Investments
PERCENTAGE SIGN]
                        Under normal market conditions, we invest:

                        * at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

                        * at least 65% of our assets in municipal obligations that pay interest exempt from Oregon personal income tax;

                        * in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.


24  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

                        We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF                Important Risk Factors
EXCLAMATION POINT]
                        You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment choice.

                        The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio. Distribution income earned may be subject to the federal alternative minimum tax.
--------------------------------------------------------------------------------

[LOGO OF ADDITION       Additional Fund Facts
SIGN]
                        Distribution income earned may be subject to the federal alternative minimum tax.

                        For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                 Stagecoach Tax-Free Income Funds Prospectus  25

Oregon Tax-Free Fund                                        Financial Highlights
See "Historical Fund Information" on page 36.
                          See "How to Read the Financial Highlights" on page 43.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Institutional Class Shares -            Investor Shares
                                        commenced on October 1, 1995
                                        ----------------------------------------------------------------
                                        Sept. 30,           Mar. 31,   Sept. 30,    Sept. 30,   May 31,
                                         1997/1/            1997/2/    1996/3/       1995/4/     1995
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $16.28             $16.42      $16.38       $16.47      $16.17
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.40               0.39        0.72         0.28        0.82
  Net realized and unrealized gain (loss)
    on investments                         0.65              (0.11)      (0.04)        0.08        0.39
--------------------------------------------------------------------------------------------------------
Total from investment operations           1.05               0.28        0.76         0.20        1.21
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.40)             (0.39)      (0.72)       (0.29)      (0.87)
  Distributions from net realized gain     0.00               0.03       (0.17)        0.00       (0.04)
--------------------------------------------------------------------------------------------------------
Total from distributions                  (0.40)             (0.42)      (0.72)       (0.29)      (0.91)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period           $16.93             $16.28      $16.42       $16.38      $16.47
--------------------------------------------------------------------------------------------------------
Total return (not annualized)              6.52%              1.69%       5.13%        3.67%/5/    7.92%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)      $ 8,051            $ 8,175     $ 8,512      $50,077     $52,245
--------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                             0.40%              0.40%       0.63%        0.70%       0.70%
  Ratio of net investment income to
    average net assets                     4.81%              4.72%       4.41%        5.01%       5.19%
--------------------------------------------------------------------------------------------------------
Portfolio turnover                           30%                90%         27%          57%         15%
--------------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A                N/A         N/A          N/A        N/A
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                 1.34%              1.24%       0.93%        1.01%       0.90%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                      3.87%              3.88%       4.11%        4.70%       4.99%
--------------------------------------------------------------------------------------------------------
========================================================================================================
Institutional Shares Calendar Returns                                     1996         1995       1994
========================================================================================================
Returns for other share classes may vary                                  3.45%       15.84%      6.49%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/1/  Unaudited financial statements.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.

/3/  The Fund changed Investment Advisor.


26  Stagecoach Tax-Free Income Funds Prospectus

Oregon Tax-Free Fund                                        Financial Highlights
See "Historical Fund Information" on page 36.
                          See "How to Read the Financial Highlights" on page 43.
--------------------------------------------------------------------------------

========================================================================================================
For a Share Outstanding
========================================================================================================
For the period ended:                   Investor Shares
                                        ----------------------------------------------------------------
                                        May 31,            May 31,      May 31,        May 31,            May 31,      May 31,
                                         1994               1993         1992           1991               1990         1989
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $16.79            $16.07       $15.74          $15.27            $15.35       $15.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.84              0.86         0.91            0.94              0.93         0.93
  Net realized and unrealized gain (loss)
    on investments                        (0.43)             0.76         0.38           (0.47)             0.06         0.31
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           0.41              1.62         1.29            1.41              0.87         1.24
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income    (0.82)            (0.86)      (0.92)           (0.94)            (0.93)      (0.89)
  Distributions from net realized gain    (0.21)             0.04        0.04            (0.00)             0.02        0.00
------------------------------------------------------------------------------------------------------------------------------
Total from distributions                  (1.03)            (0.90)      (0.96)           (0.94)            (0.95)      (0.89)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $16.17            $16.79      $16.07           $15.74            $15.27      $15.35
------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)              2.33%            10.36%      8.45%             9.58%             5.80%      8.55%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)     $53,846            $45,435     $25,002         $14,607            $ 7,550     $ 3,175
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                            0.62%              0.60%      0.60%            0.55%              0.50%      0.50%
  Ratio of net investment income to
    average net assets                    4.90%              5.34%      5.81%            6.27%              6.26%      6.64%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          22%                 6%        17%              23%                94%         9%
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                 N/A               N/A        N/A               N/A               N/A        N/A
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                0.84%              0.91%      0.98%            1.03%              1.35%      3.29%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                     4.69%              5.03%      5.43%            5.79%              5.41%      3.85%
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
Institutional Shares Calendar Returns       1993            1992         1991            1990              1989
==============================================================================================================================
Returns for other share classes may vary   12.38%           8.03%         10.57%       6.02%               8.25%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads, are not a guarantee
of future performance, and have not been audited.
--------------------------------------------------------------------------------------------------------

/4/  The Fund changed its fiscal year-end from May 31 to September 30.

/5/  Annualized

/6/ For periods prior to September 6, 1996, these figures reflect the performance and experiences of the Investor Class shares.

                                 Stagecoach Tax-Free Income Funds Prospectus  11

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

*  We cannot guarantee that we will meet our investment objectives.

* We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as an Institution or investment advisors, offer or promise to make good any such losses.

* Share prices-and therefore the value of your investment-will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

* The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

* The Funds invest in debt securities, such as notes and bonds, that are subject to interest rate risk. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of securities, such as asset-backed securities, thereby affecting their value and the return on your investment.

* The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government


28  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

   obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

* Each Fund may continue to hold debt securities that cease to be rated by a nationally recognized ratings organization or whose ratings fall below the levels generally permitted for such Fund, provided Wells Fargo Bank continues to believe that holding the security is in the best interests of the Fund. Unrated or downgraded securities may be more susceptible to credit and interest rate risks than investment grade securities.

* The Funds may also use certain derivative securities such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Experience Risk- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.


                               Stagecoach Tax-Free Income Funds Prospectus  29

General Investment Risks
--------------------------------------------------------------------------------

Interest Rate Risk- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Leverage Risk- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risk by, in effect, increasing assets available for investment.

Market Risk- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

  -----------------------------------------------------------------------------

  Investment Practice/Risk

  The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

  The Investment Objectives described for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds are not fundamental and may be changed without approval by a vote of a majority of the respective Fund's shareholders. The Investment Objectives described for the California Tax-Free Bond and Tax-Free Income Funds are Fundamental and cannot be changed without approval by a vote of a majority of the respective Fund's shareholders.

  Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees. In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional discussion information about the investment practices and risks particular to each Fund.

  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.
  -----------------------------------------------------------------------------

30  Stagecoach Tax-Free Income Funds Prospectus

                                                                         CA        CA
                                                            Arizona   Tax-Free  Tax-Free  National    Oregon
                                                            Tax-Free    Bond     Income   Tax-Free   Tax-Free
=============================================================================================================
INVESTMENT PRACTICE:                    RISK:
=============================================================================================================
FLOATING AND VARIABLE RATE DEBT

Instruments with interest rates         Interest Rate and      *          *         *        *          *
that are adjusted either                Credit Risk
on a schedule or when an index
or benchmark changes.
--------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

A transaction in which the              Credit and             *          *         *        *          *
seller of a security agrees             Counter-Party Risk
to buy back a security at an
agreed upon time and
price, usually with interest.
--------------------------------------------------------------------------------------------------------------

OTHER MUTUAL FUNDS

The temporary investment in             Market  Risk           *          *         *        *          *
shares of another mutual fund.
A pro rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund,
will be borne by Fund shareholders.
--------------------------------------------------------------------------------------------------------------

FORWARD COMMITMENTS

When-Issued Securities and              Interest Rate, Credit  *          *         *        *          *
Delayed Delivery                        and Experience Risk
Transactions-Securities
bought or sold for delivery
at a later date or bought or
sold for a fixed price at
a fixed date.
--------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES

Securities mortgage consisting          Interest Rate and      *          *         *        *          *
of undivided fractional                 Experience and
interests in pools of mortgages,        Extension Risk
consumer loans, such as
car loans or credit card debt or
receivables held in trust.
--------------------------------------------------------------------------------------------------------------

ILLIQUID SECURITIES

A security which cannot be              Liquidity Risk         *          *         *        *          *
readily sold or cannot be
readily sold without negatively
affecting its fair value.
The limit is 15% of assets for all
but the California
Tax-Free Bond Fund, which has a
limit of 10%.
--------------------------------------------------------------------------------------------------------------

PRIVATE ACTIVITY BONDS

A bond with interest subject to         Interest Rate, Credit  *          *         *        *          *
the alternative minimum tax.            and Experience Risk
(Limited to 20% of assets.)
--------------------------------------------------------------------------------------------------------------

BORROWING POLICIES

The ability to borrow an equivalent     Leverage Risk          *          *         *        *          *
of 10% of assets from banks for
temporary purposes to meet
shareholder redemptions.
--------------------------------------------------------------------------------------------------------------

LOANS OF PORTFOLIO SECURITIES

The practice of loaning securities      Credit, Leverage,      *          *         *        *          *
in brokers, dealers and                 Counter-Party Risk
and financial institutions to
increase return on those securities.
Loans may be made in accordance with
existing investment policies. Oregon,
Arizona and National Tax-Free Funds,
Limited to 30% of total assets for
the 33 1/3% for the other Funds.
--------------------------------------------------------------------------------------------------------------

                                 Stagecoach Tax-Free Income Funds Prospectus  31

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investments:

* Minimum, initial and subsequent investment amounts are determined by your Customer Account agreement with your Institution, and are generally:
   *   $1,000,000 per Fund minimum initial investment, and
   *   $25,000 per Fund for all investments after your first.

Important Information:

* Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

* We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time.

* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

* Purchase orders and payments must be received in proper form by an Institution by 1:00 PM (Pacific time) on any business day to be processed on that day. Payment for a purchase order may be made by the Institution in funds available to us no later than the next business day. If such payment is not received, the order will be cancelled and the Institution will be responsible for any loss.

* We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

32  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

* Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

* Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

* Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

* The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

* Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.

                               Stagecoach Tax-Free Income Funds Prospectus  33

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares

Institutional shares held through a Customer Account with an Institution must be redeemed in accordance with the account agreement governing the Customer's Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes For Selling Shares

* We process requests we receive in proper form before the close of the New York Stock Exchange, usually 1:00 P.M. Pacific Time, at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

* Redemption proceeds are usually wired to the redeeming Institution the following business day.

* We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

* Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

34  Stagecoach Tax-Free Income Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

* You should carefully read the Prospectus for the Fund into which you wish to exchange.

* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

*  You may make exchanges only between like share classes.

                               Stagecoach Tax-Free Income Funds Prospectus  35

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

Dividends distributed from a Fund's net interest income from tax-exempt securities will not be subject to federal income tax. A substantial portion of dividends distributed by the Arizona Tax-Free Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund and the Oregon Tax-Free Fund to noncorporate shareholders will also be exempt from the respective state's income tax. Dividends attributable to a Fund's income from other investments and net short-term capital gain will be taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Arizona Tax-Free Fund-The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management Inc. ("FICM") assumed investment

36  Stagecoach Tax-Free Income Funds Prospectus

-------------------------------------------------------------------------------

advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds, on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica portfolio. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

California Tax-Free Bond Fund-On December 12, 1997, the Overland Express California Tax-Free Bond Fund was reorganized as the California Tax-Free Bond Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity. The Overland Fund did not offer Institutional Class shares. The Financial Highlights for Institutional Class shares reflect prior performance of the Stagecoach Institutional Class shares and are no longer part of the Fund's financial statements.

National Tax-Free Fund-The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica portfolio. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Oregon Tax-Free Fund-The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica portfolio. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

                               Stagecoach Tax-Free Income Funds Prospectus  37

Other Information
--------------------------------------------------------------------------------

Share Class - This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - The Institutions mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

38  Stagecoach Tax-Free Income Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized and the companies that perform different services and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.


================================================================================
                                Shareholders
================================================================================
                   Institutions and Their Representatives
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                          Transfer and
 Distributor &                        Dividend Disbursing       Shareholder
Co-Administrator     Administrator          Agent             Servicing Agents
================================================================================
Stephens Inc.       Wells Fargo Bank     Wells Fargo Bank     Various
111 Center St.      525 Market St.       525 Market St.       Institutions
Little Rock, AR     San Francisco, CA    San Francisco, CA
Markets the         Manages the Funds'   Maintains records    Provide services
Funds, distributes  business activities  of shares and        to customers
shares, and manages                      supervises the
the Funds'                               paying of dividends
business activities
--------------------------------------------------------------------------------
                                      |
================================================================================
          Investment Advisor                       Custodian
================================================================================
Wells Fargo Bank, 525 Market St.,      Wells Fargo Bank, 525 Market St.,
San Francisco, CA                      San Francisco, CA
Manages the Funds'                     Provides safekeeping for the
investment activities                  Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             Board of Directors
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------

                                 Stagecoach Tax-Free Income Funds Prospectus  39

Organization and Management of the Funds
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal period ended March 31, 1997:


---------------------------------------------------------------------
Arizona Tax-Free Fund                                           .00%
---------------------------------------------------------------------
California Tax-Free Bond Fund                                   .50%
---------------------------------------------------------------------
California Tax-Free Income Fund                                 .16%
---------------------------------------------------------------------
National Tax-Free Fund                                          .50%
---------------------------------------------------------------------
Oregon Tax-Free Fund                                            .00%
---------------------------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .04% of each Fund's assets for its role as co-administrator.

40  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------
Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services, the Institutional Class of each Fund pays the following:


---------------------------------------------------------------------
Arizona Tax-Free Fund                                           .25%
---------------------------------------------------------------------
California Tax-Free Bond Fund                                   .25%
---------------------------------------------------------------------
California Tax-Free Income Fund                                 .25%
---------------------------------------------------------------------
National Tax-Free Fund                                          .25%
---------------------------------------------------------------------
Oregon Tax-Free Fund                                            .25%
---------------------------------------------------------------------


                                 Stagecoach Tax-Free Income Funds Prospectus  41

Organization and Management of the Funds
--------------------------------------------------------------------------------
Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

*  Stephen Galiani
   Manager - Tax-Exempt Securities

   Joined Wells Fargo Bank in 1997, worked for Qualivest Capital Management, Portland, Oregon as a Senior Portfolio Manager from May 1995 until May 1997, and was president and portfolio manager of Galiani Asset Management Corp. from March 1990 until May 1995.

*  David Klug, CFA
   Senior Tax-Exempt Specialist

   With Wells Fargo Bank for over nine years.

*  Laura Milner
   Senior Tax-Exempt Specialist

   With Wells Fargo Bank for over nine years.

*  Mary Gail Walton

   Senior Tax-Exempt Specialist

   Joined Wells Fargo Bank after the merger with First Interstate Bank, where she had worked since 1991.

42  Stagecoach Tax-Free Income Funds Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund there is a chart showing important financial information about the Fund. The chart is called the "Financial Highlights" and is designed to help you understand the past performance of the Fund. The financial statements from which the Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

Net Assets- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets- This ratio is the result of dividing net investment income (or loss) by average net assets.


                                Stagecoach Tax-Free Income Funds Prospectus   43

How to Read the Financial Highlights
--------------------------------------------------------------------------------

Portfolio Turnover- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Total Return- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


44  Stagecoach Tax-Free Income Funds Prospectus

Glossary
--------------------------------------------------------------------------------

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.


                               Stagecoach Tax-Free Income Funds Prospectus  45

Glossary
--------------------------------------------------------------------------------
Investment Grade

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at its fair price.

Municipal Obligations

We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term), except that the California Tax-Free Income Fund invests primarily in securities with remaining maturities of less than 2 years or 2 to 10 years.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified

Any fund that does not have a policy as described under "Diversified" in this Glossary.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.


46  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------
S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity

The average remaining maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


                               Stagecoach Tax-Free Income Funds Prospectus  47

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969 or from

Stagecoach Funds
P.O. Box 7066
San Francisco, CA
94120-7066


        ---------------------------------------------------------
        STAGECOACH FUNDS:
        *  are not insured by the FDIC
        * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank
        *  involve investment risk, including possible loss
           of principal.
        ---------------------------------------------------------



[LOGO OF RECYCLED PAPER]
Printed on Recycled Paper                                       SC TFI P (2/98)

                                      LOGO
                                WELLS FARGO LOGO
                                STAGECOACH FUNDS

                         -----------------------------
                                   PROSPECTUS
                         -----------------------------

                       TREASURY MONEY MARKET MUTUAL FUND

                                 Class E Shares

                                February 1, 1998

                              STAGECOACH FUNDS(R)
                       TREASURY MONEY MARKET MUTUAL FUND

                                 CLASS E SHARES

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class E shares offered by one fund of the Stagecoach Family of Funds -- the TREASURY MONEY MARKET MUTUAL FUND (the "Fund").

 The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes or other instruments collateralized or secured by such obligations.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.


 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI") dated February 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES THE
  FUNDS WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC.
   ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS'
                       CO-ADMINISTRATOR AND DISTRIBUTOR.


                       PROSPECTUS DATED FEBRUARY 1, 1998

                                                                      PROSPECTUS

                               Table of Contents

                                    -------

Prospectus Summary                           1

Summary of Fund Expenses                     3

Explanation of Tables                        4

Financial Highlights                         5

How the Fund Works                           6

The Fund and Management                     10

Investing in the Fund                       12

Dividend and Capital Gain Distribut         16

Management and Servicing Fees               17

Taxes                                       21

Prospectus Appendix -- Additional I        A-1




                                                                      PROSPECTUS

                               Prospectus Summary

 The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" in this Prospectus and "Additional Investment Activities" in the SAI for further information about Fund Investments and related risks.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.

Q.  HOW DO I INVEST?


A. Qualified investors may invest by purchasing Class E shares of the Fund at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's

                                       1                              PROSPECTUS
    account agreement with the Institution. Investors wishing to purchase a Fund's Class E shares should contact their account representatives. Investors are not subject to minimum initial or subsequent purchase amount requirements. See "Investing in the Funds" for additional information.

Q.  HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends are declared daily and distributed monthly and any capital gains are distributed at least annually. All distributions may be reinvested in additional Class E shares of the Fund at NAV or received in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem shares at NAV, without charge by the Company. Class E shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Class E Shares."




PROSPECTUS                             2

                             Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES


                                                             TREASURY MONEY
                                                           MARKET MUTUAL FUND
                                                            (CLASS E SHARES)
                                                           ------------------
  Maximum Sales Charge Imposed on Purchases (as a
   percentage of offering price)..........................        None
  Maximum Sales Charge on Reinvested Distributions........        None
  Maximum Sales Charge on Redemptions.....................        None
  Exchange Fees...........................................        None


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              TREASURY MONEY
                                                            MARKET MUTUAL FUND
                                                             (CLASS E SHARES)
                                                            ------------------
  Management Fee (after waivers or reimbursements)1........        0.12%
  Rule 12b-1 Fee (after waivers or reimbursements)2........        0.00%
  Other Expenses (after waivers or reimbursements).........        0.53%
                                                                   ----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/3/......................................        0.65%
                                                                   ====

 --------------------------------

 /1/Management Fee (before waivers or reimbursements) would be 0.25%. /2/Rule 12b-1 Fee (before waivers or reimbursements) would be 0.10%. /3/Total Fund Operating Expenses (before waivers or reimbursements) would be 0.88%.


 Note: The tables do not reflect any charges that may be imposed by Wells
       Fargo Bank or another Institution directly on certain customer accounts in connection with an investment in the Fund.


                                       3                             PROSPECTUS

EXAMPLE OF EXPENSES


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  You would pay the following expenses on a
  $1,000 investment in the Fund, assuming (A) a
  5% annual return and (B) redemption at the
  end of each time period indicated:
    Treasury Money Market Mutual Fund..........    $7     $21     $36     $81



                             Explanation of Tables

 The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.

 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when a shareholder buys or sells Fund shares. Class E shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the prior fiscal period. The amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current year. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Investing in the Fund -- How to Buy Shares" and "Management and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above table and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.

 The Fund offers certain classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Fund may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Fund's expenses is included under "The Fund

PROSPECTUS                             4
and Management" and "Management and Servicing Fees," and in the SAI under "Management," "Distributions Plan" and "Servicing Plan."

                              Financial Highlights


 The following information has been derived from the Financial Highlights in the Fund's financial statements for the six-month periods ended March 31, 1997 and September 30, 1997. The financial statements for the six-month period ended March 31, 1997 have been audited by KPMG Peat Marwick LLP. These audited financial statements and the report thereon, as well as the unaudited financial statements for the period ended September 30, 1997, are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1997 financial statements and notes thereto. The SAI for the Fund has been incorporated by reference into this Prospectus.

                                       5                              PROSPECTUS

                       TREASURY MONEY MARKET MUTUAL FUND

                        FOR A CLASS E SHARE OUTSTANDING


                                                   SIX MONTH
                                                     PERIOD          PERIOD
                                                     ENDED           ENDED
                                                 SEPT. 30, 1997 MAR. 31, 1997/1/
                                                 -------------- ----------------
  Net Asset Value, Beginning of Period.........     $   1.00        $   1.00
  Income from Investment Operations:
   Net Investment Income.......................         0.02            0.00
   Net Realized and Unrealized Gain (Loss) on
    Investments................................         0.00            0.00
                                                    --------        --------
   Total from Investment Operations............         0.02            0.00
  Less Distributions:
   Dividends from Net Investment Income........        (0.02)           0.00
   Distributions from Net Realized Gain........         0.00            0.00
                                                    --------        --------
   Total From Distributions....................        (0.02)           0.00
                                                    --------        --------
   Net Asset Value, End of Period..............     $   1.00        $   1.00
                                                    ========        ========
  Total Return (not annualized)................         2.45%           0.11%
  Ratios/Supplemental Data:
   Net Assets, End of Period (000's)...........     $753,349        $820,657
  Ratios to Average Net Assets (annualized):
   Ratio of Expenses to Average Net Assets.....         0.65%           0.65%
   Ratio of Net Investment Income to Average
    Net Assets.................................         4.82%           4.86%
   Ratio of Expenses to Average Net Assets
    Prior To Waived Fees and Reimbursed
    Expenses...................................         0.86%           0.88%
   Ratio of Net Investment Income to Average
    Net Assets Prior To Waived Fees and
    Reimbursed Expenses........................         4.61%           4.63%


 --------------------------------

 /1/The Class E shares commenced operations on March 24, 1997.


                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objective and related policies of the Fund. The Fund seeks to maintain a net asset value of $1.00 per share. Its assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of the Fund's investments is 90 days or less. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and the SAI.


PROSPECTUS                             6

 The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

 The Fund's investment objective and fundamental policy may not be changed without the vote of a majority of the outstanding shares of the Fund.


 All securities acquired by the Fund will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.


 U.S. Treasury and U.S. Government Obligations. The Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter,

                                       7                              PROSPECTUS
the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 The Fund may attempt to increase yields by trading to take advantage of short-term market variations which may result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

 A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.


 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, the Fund purchases must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors).

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular,

PROSPECTUS                             8
the internal investment policies of Wells Fargo Bank, the Fund's investment adviser, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


 The Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.


 Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

                                       9                              PROSPECTUS

PERFORMANCE

 Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Yield refers to the income generated by an investment in a class of the Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned by a class of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 Average annual total return of Class E shares is based on the overall dollar or percentage change of an investment in such shares and assumes the investment is at NAV and all dividends and any capital-gain distributions attributable to a class are also reinvested at NAV in shares of the class.

 In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.

                            The Fund and Management

THE FUND

 The Fund is a part of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of thirty-one other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. The Treasury Money Market Mutual Fund offers four classes of shares: Class A, Service Class, Institutional Class and Class
E. Each class of shares represents an equal proportionate interest in the Fund with

PROSPECTUS                             10
other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the inside front cover of the Prospectus.

 The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment adviser, administrator, custodian, transfer agent and dividend disbursing agent (the "Transfer Agent"). In addition, Wells Fargo Bank serves as a shareholder servicing agent and selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1997 Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds (or the master portfolio in which a fund may invest) of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105.

 Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the Fund. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105. Prior to March 18, 1994, the Fund's investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.


                                       11                             PROSPECTUS

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

 Class E shares may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon (Pacific time).

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of the Fund as of 12:00 Noon and 1:00 p.m. (Pacific time) on each Business Day. The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of determining the NAV. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

 The Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio

PROSPECTUS                             12
instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

PURCHASE OF CLASS E SHARES

 Class E shares of the Fund are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. Investors are not subject to minimum initial or subsequent purchase amount requirements.

 Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Class E shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Class E shares of the Fund should contact their account representatives.

 Class E shares of the Fund are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution must be received by the Company by 12:00 Noon (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.

 Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders.


 Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Fund with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Class E shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

                                       13                             PROSPECTUS

 The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Class E shares is recorded on the Company's books, and share certificates are not issued.

WIRE INSTRUCTIONS DIRECT PURCHASES BY INSTITUTIONS

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Treasury Money Market Mutual Fund, Class E
      shares)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-781-4082

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

STATEMENTS AND REPORTS

 Institutions (or their nominees) typically send investors a confirmation or statement of the account after every month in which there has been a transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.

REDEMPTION OF CLASS E SHARES

 Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Class E shares held by an

PROSPECTUS                             14

Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Class E shares of the Fund normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to ten days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which
(a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund.

 With respect to shareholders who do not have a relationship with an Institution, shares of the Fund may be redeemed by writing or calling the Fund directly at the address or phone number shown on the inside front cover of the Prospectus. When Class E shares are redeemed directly from the Fund, the Company ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing, or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

 To be accepted by the Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Class E shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

 All redemptions of Class E shares of the Fund are made in cash, except that the commitment to redeem Class E shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This

                                       15                             PROSPECTUS
commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, the recipient would incur brokerage charges.

REDEMPTIONS BY TELEPHONE

 Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


                    Dividend and Capital Gain Distributions


 Dividends from net investment income of the Fund are declared daily payable to Class E shareholders of record as of 12:00 p.m. (Pacific time). Class E shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Fund declares and distributes any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that are attributable to a particular class may affect the relative dividends and/or capital-gain distributions of a class of shares.

 Dividends declared in a month generally are distributed on the last Business Day of the each month. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive distributions in cash.

PROSPECTUS                             16

                         Management and Servicing Fees

INVESTMENT ADVISER


 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to receive monthly investment advisory fees at the annual rate of 0.25% of the average daily net assets of each Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on the Fund's performance. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship. For the six-month period ended March 31, 1997 and the year ended September 30, 1996, the Fund paid advisory fees at the annual rate of 0.17% and 0.13%, respectively, of its average daily net assets. For periods prior to September 6, 1996, this amount includes an advisory fee paid by the Fund to Wells Fargo Investment Management, Inc.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

INSTITUTIONS AND SHAREHOLDER SERVICING AGENTS


 The Fund has entered into a Shareholder Servicing Agreement on behalf of Class E shares with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholders orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.30% (0.25% prior to September 1, 1997) of the average daily net assets attributable to the Class E shares

                                       17                             PROSPECTUS
owned of record or beneficially by investors with whom the Shareholder
Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD
Rules").

 A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

 Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets for administration services.

 Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Fund. Under the previous agreement, Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the average daily net assets for the Fund.

 For the period from April 15, 1996 to September 5, 1996, Furman Selz provided administration services for the operation of the Fund. As compensation for such services, the Fund paid Furman Selz an annual fee, payable monthly, of up to 0.15% of the average daily net assets of the Fund. For the period from October 1, 1995 to April 15, 1996, The Dreyfus Corporation ("Dreyfus") provided administration services for the operation of the Fund. As compensation for such services, the Fund paid Dreyfus an annual fee, payable monthly, of up to 0.10% of the average daily net assets of the Fund.


PROSPECTUS                             18

DISTRIBUTOR


 Stephens is the Company's co-administrator and distributes the Fund's shares. Stephens is a full service broker-dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.


 The Company also has adopted a Distribution Plan under Rule 12b-1 (the "Plan"). Under the Plan for Class E shares of the Fund, the Fund may pay, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to its Class E shares. Prior to September 1, 1997, the Fund paid, for distribution-related services, a monthly fee at an annual rate of up to 0.25% of the average daily net assets attributable to its Class E shares. Distribution related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders that have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; costs of printing prospectuses and other materials to be given or sent to prospective investors; and other similar services as the Directors determine to be reasonably calculated to result in the sale of Fund shares. In addition, the Plan contemplates that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plan.


 Under the Distribution Agreement, Stephens may enter into Selling Agreements with Selling Agents that wish to make available shares of the Fund to their respective customers. On behalf of the Class E shares, the Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated between the Fund and the other

                                       19                             PROSPECTUS
funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 Stephens has established a non-cash compensation program, pursuant to which broker-dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.

 Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES


 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses, and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel; compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


PROSPECTUS                             20

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. Under the Taxpayer Relief Act of 1997, noncorporate Shareholders may be taxed on such distributions at preferential rates. See "Federal Income Taxes--Capital Gain Distributions" in your SAI. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to backup withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and it's shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor with respect to your specific tax consequences of purchasing, holding and redeeming Class E shares. Further federal income tax considerations are discussed in your SAI.

                                       21                             PROSPECTUS

                             Prospectus Appendix --
                         Additional Investment Policies

FUND INVESTMENTS

  The Treasury Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations (see below);

  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments");

  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward-commitment" basis or "delayed-settlement" basis (discussed below);

  (v)    certain securities issued by other investment companies.


 Floating- and Variable-Rate Obligations


  The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the

                                      A-1                             PROSPECTUS
borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The
Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


 Forward Commitments, When-Issued Purchases and Delayed-Delivery
Transactions


  The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.


  The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.


 Illiquid Securities


  The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may invest up to 10% of its net assets in illiquid securities.


 Other Investment Companies


  The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the

PROSPECTUS                            A-2

Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


 Repurchase Agreements


  The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

  The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


 U.S. Treasury Obligations





 The Fund may invest in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury STRIPS are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.


 The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

                                      A-3                             PROSPECTUS

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

 Fundamental Investment Policies

 As matters of fundamental policy, the Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations.


 These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Fund may make loans of portfolio securities or other assets, although the Fund does not intend to do so during the current fiscal year.

 Non-Fundamental Investment Policies


 The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.


    (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administrative fees, that would be in addition to those charged by the Fund.


PROSPECTUS                            A-4

    (2) The Fund may not invest or hold more that 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
  (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreement snot terminable within seven days.


    (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.


    (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

 Illiquid securities shall not include (a) securities eligible for resale pursuant to Rule 144A Securities Act of 1933 (the "1933 Act") Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and (b) commercial paper sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

                                      A-5                             PROSPECTUS

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066



 STAGECOACH MONEY MARKET MUTUAL FUNDS:
 --------------------------------------------------------------------------
 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank

 . involve investment risk, including possible loss of principal --
 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that either fund will meet this goal. Yields and returns will vary with marketconditions.

          LOGO
     RECYCLED LOGO
Printed on Recycled Paper                                   SC 400 P (2/98)

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated February 1, 1998

                                 BALANCED FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                                SMALL CAP FUND

                              INSTITUTIONAL CLASS

        Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about four of the funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the BALANCED, EQUITY VALUE, GROWTH and SMALL CAP FUNDS. This SAI relates to the Institutional Class shares of each Fund.

        This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----


Historical Fund Information.........................................  1

Investment Restrictions.............................................  1

Additional Permitted Investment Activities..........................  6

Risk Factors........................................................ 23

Management.......................................................... 25

Performance Calculations............................................ 37

Determination of Net Asset Value.................................... 41

Additional Purchase and Redemption Information...................... 42

Portfolio Transactions.............................................. 43

Fund Expenses....................................................... 45

Federal Income Taxes................................................ 46

Capital Stock....................................................... 51

Other............................................................... 54

Independent Auditors................................................ 54

Financial Information............................................... 55

Appendix............................................................A-1

                                       i

                          HISTORICAL FUND INFORMATION

        The Balanced and Equity Value Funds were originally organized on July 1, 1990 as the Pacifica Balanced and Equity Value Funds, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund and Pacifica Equity Value Fund were reorganized as the Company's Balanced Fund and Equity Value Fund, respectively.

        The Growth Fund commenced operations on January 1, 1992, as the successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's date of inception was August 2, 1990. Prior to December 12, 1997, the Growth Fund was known as the "Growth and Income Fund."

        The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. The inception date of the predecessor fund was November 1, 1994. From September 16, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio of Master Investment Trust with a corresponding investment portfolio that, in turn, invested directly in a portfolio of securities. The Fund currently invests directly in a portfolio of securities and no longer invests in a master portfolio.

                            INVESTMENT RESTRICTIONS

        Fundamental Investment Policies
        -------------------------------
        Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Balanced Fund and Equity Value Fund may not:

        (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

        (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

        (3) invest in companies for the purpose of exercising control or management;

        (4) knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

        (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

        (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

        (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

        (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

        (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its Advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

        (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

        (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Growth Fund may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

        (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

        (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

        (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

        (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

        (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

        (7) make investments for the purpose of exercising control or management;

        (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

        (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

        (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

        The Fund may make loans in accordance with its investment policies.

The Small Cap Fund may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

        (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

        (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

        (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

        (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

        (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

        (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

        (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

        As a matter of non-fundamental policy, the Small Cap Fund will not hold in its portfolio the securities of issuers whose market capitalization exceeds $2 billion for a period greater than 60 consecutive days. The Small Cap Fund will sell any such securities in an orderly manner to obtain optimal value for the securities.

        Non-Fundamental Investment Policies
        -----------------------------------

        Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company at any time without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

        (2) Each Fund may not invest or hold more than 15% (10% for the Balanced and Equity Value Funds) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

        (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

        Set forth below are descriptions of certain investments and additional investment policies for the Funds.

        Bank Obligations
        ----------------

        The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-or variable-interest rates.

        Commercial Paper
        ----------------

        The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

        Convertible Securities (Lower Rated Securities)
        -----------------------------------------------

        The Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). The yields on such lower rated securities, which includes securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

        While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

        Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

        The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

        The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated but determined by the Advisor to be of comparable quality.

        Corporate Reorganizations
        -------------------------

        The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

        Custodial Receipts for Treasury Securities
        ------------------------------------------

        The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

        Emerging Market Securities
        --------------------------

        The Growth and Small Cap Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank); and (iii) countries listed in World Bank publications as developing. The Advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

        Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

        Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

        There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

        Floating- and Variable-Rate Obligations
        ---------------------------------------

        The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

        The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

        The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

        Foreign Obligations
        -------------------

        The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

        Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        Foreign Currency Transactions
        -----------------------------

        The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

        Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

        Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery
        ---------------------------------------------------------------
        Transactions
        ------------

        Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

        Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

        Loans of Portfolio Securities
        -----------------------------

        Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

        A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

        Money Market Instruments and Temporary Investments
        --------------------------------------------------

        The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment Advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

        Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

        Purchase Agreements. A Fund may enter into repurchase agreements,
        -------------------
wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

        The Balanced and Equity Value Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Growth and Small Cap Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

        Mortgage-Related Securities
        ---------------------------

        The Balanced Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

        The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

        There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

        Other Asset-Backed Securities
        -----------------------------

        The Balanced, Equity Value and Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

        Options Trading
        ---------------

        The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

        Call and Put Options on Specific Securities. The Equity Value and Small Cap Funds may invest in call and put options on a specific security. Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

        A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by the Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

        The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of the assets of the Balanced or Equity Value Funds or 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

        Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

        Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

        The Funds may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

        A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

        The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

        A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

        When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

        There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        Stock Index Options. Each Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

        The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

        Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

        Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

        The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

        Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

        The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

        Other Investment Companies
        --------------------------

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        Privately Issued Securities
        ---------------------------

        The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

        Unrated Investments
        -------------------

        The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

        U.S. Government Obligations
        ---------------------------

        The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        Warrants
        --------

        The Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

        Zero Coupon Bonds
        -----------------

        The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

        Nationally Recognized Statistical Ratings Organizations
        -------------------------------------------------------

        The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

        The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

        Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

        The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, traded at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

        The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

        Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

        There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

        Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

        There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

        Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

        The Advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's Advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the Advisor's intent in using the derivatives.

        The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

        There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

        The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                          Principal Occupations
Name, Age and Address       Position      During Past 5 Years
---------------------       --------      ---------------------
Jack S. Euphrat, 75         Director      Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus,46          Director,     Executive Vice President of Stephens
                            Chairman and  Inc; President of Stephens Insurance
                            President     Services Inc.; Senior Vice President
                                          of Stephens Sports Management Inc.;
                                          and President of Investor Brokerage
                                          Insurance Inc.

Thomas S. Goho, 55          Director      Associate Professor of Finance of the
321 Beechcliff Court                      School of Business and Accounting at
                                          Wake Forest

Winston-Salem, NC 27104                   University since 1982.

Joseph N. Hankin, 57        Director      President of Westchester Community
75 Grasslands Road                        College since 1971; Adjunct Professor
Valhalla, N.Y. 10595                      of Columbia University Teachers
                                          College since 1976.



*W. Rodney Hughes, 71       Director      Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54         Director      Chairman and Co-Founder of Crystal
Crystal Geyser Water Co.                  Geyser Water Company and President
55 Francisco Street                       of Crystal Geyser Roxane Water
San Francisco, CA  94133                  Company since 1977.
(As of 1/1/98)

*J. Tucker Morse, 53        Director      Private Investor; Chairman of Home
4 Beaufain Street                         Account Network, Inc. Real Estate
Charleston, SC 29401                      Developer; Chairman of Renaissance
                                          Properties Ltd.; President of Morse
                                          Investment Corporation; and
                                          Co-Managing Partner of Main Street
                                          Ventures.

Richard H. Blank,           Chief         Vice President of Stephens Inc.;
Jr., 41                     Operating     Director of Stephens Sports
                            Officer,      Management Inc.; and Director of
                            Secretary and Capo Inc.
                            Treasurer


                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                       Total Compensation
                          Aggregate Compensation         from Registrant
Name and Position             from Registrant          and Fund Complex
-----------------         ----------------------       ------------------
Jack S. Euphrat
   Director                     $11,250                    $33,750

R. Greg Feltus
   Director                     $  0                       $  0

Thomas S. Goho
   Director                     $11,250                    $33,750

Joseph N. Hankin
   Director                     $ 8,750                    $26,250

W. Rodney Hughes
                                $ 9,250                    $27,750

   Director

Robert M. Joses
   Director                     $11,250                    $33,750

J. Tucker Morse
   Director                     $ 9,250                    $27,750

        As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

        Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

        As of the date of this SAI, Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Company.

        INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory
        ------------------
services to the Funds. As investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

        As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:


                                               Annual Rate
             Fund                      (as percentage of net assets)
             ----                      -----------------------------
            Balanced                              0.60%

            Equity Value                          0.50%
            Growth                                0.50% up to $250 Mil.
                                                  0.40% next $250 Mil.
                                                  0.30% over $500 Mil.
            Small Cap                             0.60%

        For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                           Six-Month
                                          Period Ended
                                             3/31/97
                                          ------------

        Fund                 Fees Paid                     Fees Waived
        ----                 ---------                     -----------
        Balanced             $261,078                      $30,456
        Equity Value         $557,096                      $     0
        Growth               $782,529                      $     0
        Small Cap            $ 89,707                      $     0

        Balanced and Equity Value Funds.  Prior to March 18, 1994, the Advisor
        -------------------------------
for the predecessor portfolio to the Balanced and Equity Value Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc. ("FICM").

        The Pacifica Balanced and Equity Value Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor FICM served as Advisor to the Pacifica Balanced and Equity Value Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Balanced and Equity Value Funds.

        For the period begun October 1, 1995 and ended September 5, 1996, the Pacifica predecessor portfolios paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                       Year Ended
                                         9/30/96
                                        ----------

          Fund               Fees Paid              Fees Waived
          ----               ---------              -----------
          Balanced           $   750,323            $4,608
          Equity Value       $ 1,378,145            $    0

        For the periods indicated below, the prior Advisor was entitled to receive advisory fees from the Pacifica Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal years, the prior Advisor was entitled to receive the advisory fees indicated below and the indicated amounts were waived:

                    Year Ended                         Year Ended
                    9/30/95                            9/30/94
                    ----------                         ----------


 Fund         Fees Paid        Fees Waived      Fees Paid       Fees Waived
 ----         ---------        -----------      ---------       -----------
 Balanced     $579,850         $   0            $683,626        $   0
 Equity Value $992,870         $   0            $953,400        $   0

        Growth Fund. For the periods indicated below, the Fund paid to Wells
        -----------
Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts :


    Nine-Month
   Period Ended                 Year Ended                 Year Ended
     9/30/96                     12/31/95                   12/31/94
   ------------                 ----------                 ----------

   Fees         Fees         Fees          Fees         Fees          Fees
   Paid        Waived        Paid         Waived        Paid         Waived
   ----        ------        ----         ------        ----         ------
   $799,899    $  0          $754,149     $  0          $587,977     $0

        Small Cap Fund. Prior to September 16, 1996, Wells Fargo provided
        --------------
advisory services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses." There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

        Prior to December 12, 1997, the Small Cap Fund did not engage an investment Advisor because it invested all of its assets in the Small Cap Master Portfolio of Master Investment Trust (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

        For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master

Portfolio paid to Wells Fargo Bank $6,129 in advisory fees on behalf of the Small Cap Fund. No fees were waived.

        General. Each Fund's Advisory Contract will continue in effect for more
        -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        PORTFOLIO MANAGERS. Mr. Allen Ayvazian, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since December 15, 1997. Mr. Ayvazian joined Wells Fargo Bank in 1989 and is the Chair of the Equity Policy Committee.

        Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in International Relations and Economics and is working toward her chartered financial analyst designation.

        Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced and Equity Value Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

        Mr. Allen Wisniewski is responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

        Mr. Jon Hickman assumed responsibility as co-manager of the Small Cap Fund in September, 1996. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

        Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Fund as of June 18, 1997, and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993, he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) Mr. Lee has over 8 years experience in the industry. He holds bachelor degrees in Economics and Organizational Studies from the University of California at Davis

        Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Balanced Fund on February 1, 1998. Mr. Smith is also responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund and the Intermediate Bond Fund. He joined Wells Fargo Bank in 1988 as a Taxable Money Market Portfolio Specialist. Currently, Mr. Smith holds the position of Liquidity Management Specialist/Portfolio Manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

        ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
        ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02% of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

        Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

        For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                     Six-Month
                                    Period Ended
                                      3/31/97
                                    ------------
   Fund              Total          Wells Fargo            Stephens
   ----              -----          -----------            --------
Balanced             $25,743        $ 5,149                $20,594
Equity Value         $59,479        $11,896                $47,583
Growth               $64,992        $12,998                $51,994
Small Cap            $ 8,027        $ 1,605                $ 6,422

        Balanced and Equity Value Funds. The Pacifica Balanced and Equity Value
        -------------------------------
Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Balanced and Equity Value predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors portfolios.

        From September 6, 1996 to February 1, 1997, Stephens served as the Funds' sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The following table reflects administration fees paid by the Funds to Stephens for the period begun September 6, 1996 and ended September 30, 1996. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios for periods prior to September 6, 1996.


                 Year Ended         Year Ended           Year Ended
                  9/30/96*           9/30/95              9/30/94
                 ----------         ----------           ----------
                  Fees         Fees        Fees        Fees        Fees
Fund              Paid         Paid        Waived      Paid       Waived
----              ----         ----        ------      ----       ------
Balanced          $130,709     $193,283    $19,328     $227,896   $22,808
Equity Value      $240,273     $330,957    $33,096     $317,992   $31,972

----------------------------

* The amounts for the year ended September 30, 1996 reflect fees after waivers.


        Growth and Small Cap Funds. For the periods indicated below, the Growth
        --------------------------
and Small Cap Funds paid the following dollar amounts of administration fees to Stephens who, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets:

               Nine-Month
              Period Ended          Year-Ended          Year-Ended
Fund             9/30/96             12/30/95            12/31/94
----          ------------          ----------          ----------
Growth        $51,193               $45,249             $35,279
Small Cap     $   492*                 N/A                 N/A

_______________

* The fees are for the period begun September 16, 1996 and ended September 30, 1996.

        DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center Street,
        -----------
Little Rock, Arkansas 72201, serves as the distributor for the Funds.

        SHAREHOLDER SERVICING AGENT. The Balanced, Equity Value and Growth Funds
        ---------------------------
have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class shares, with financial institutions, including Wells Fargo Bank. The Small Cap Fund also has approved a Shareholder Servicing Agreement with Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

        For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds (on behalf of the Institutional Class shares) to Wells Fargo Bank or its affiliates were as follows:


                                                Six-Month
                                               Period Ended
                Fund                             3/31/97
                ----                           ------------
                Balanced                        $  79,847
                Equity Value                    $ 253,204
                Growth                          $  24,728
                Small Cap                       $    0

        Balanced, Small Cap and Equity Value Funds. For the period begun October
        ------------------------------------------
1, 1995 and ended September 5, 1996, and under a similar service agreement, the Pacifica Balanced and Equity Value Funds made payments to First Interstate Bancorp. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees, after waivers and reimbursements, were paid to Wells Fargo Bank or its affiliates. The indicated Funds paid the following dollar amounts in shareholder servicing fees for the year ended September 30, 1996:


                                                Year Ended
                     Fund                        9/30/96
                     ----                       ----------
                     Balanced                   $    11,728
                     Equity Value               $    31,181



                                                 Year Ended
                     Fund                         9/30/96
                     ----                        ----------
                     Small Cap                   $ 2,460

        Growth Fund. For the nine-month period ended September 30, 1996, the
        -----------
Growth Fund paid to Wells Fargo Bank or its affiliates, without regard to class, $457,088 in shareholder servicing fees.

        General. Each Servicing Plan will continue in effect from year to year
        -------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

        CUSTODIAN. Wells Fargo Bank acts as Custodian for each Fund. The
        ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:


              Fund                          Custody Fees
              ----                          ------------
              Balanced                      $     0
              Equity Value                  $     0
              Growth                        $28,876
              Small Cap                     $     0


        Balanced and Equity Value Funds. FICAL, located at 707 Wilshire Blvd.,
        -------------------------------
Los Angeles, California 90017, acted as Custodian of the Pacifica Balanced and Equity Value Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next

$5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

        For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:


                                         Year Ended
                   Fund                   9/30/96
                   ----                  ----------
                   Balanced              $     0
                   Equity Value          $40,035

        Growth Fund. For the nine-month period ended September 30, 1996, the
        -----------
Growth Fund paid $17,963 in custody fees, after waivers, to Wells Fargo Bank.

        Small Cap Fund. For the period begun September 16, 1996 and ended
        --------------
September 30, 1996, the Small Cap Fund did not pay any custody fees to Wells Fargo Bank.

        TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as
        --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the average daily net assets of each Fund's Institutional Class shares.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:


                Fund                         Transfer Agency Fees
                ----                         --------------------
                Balanced                     $       0
                Equity Value                 $  77,309
                Growth                       $ 175,860
                Small Cap                    $       0

        Balanced and Equity Value Funds. Under the prior transfer agency
        -------------------------------
agreement for the Institutional Class shares of the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

        Growth Fund. Under the prior transfer agency agreement for the Growth
        -----------
Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

        For the nine month period ended September 30, 1996, the Growth Fund paid $217,737, without regard to class and after waivers, in transfer and dividend disbursing agency fees to Wells Fargo Bank.

        Small Cap Fund. Under the prior transfer agency agreement for the Small
        --------------
Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets of the Institutional Class shares, as well as reimbursement for all reasonable out-of-pocket expenses.

        For the period begun September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid to Wells Fargo Bank $617, without regard to class and after waivers, in transfer and dividend disbursing agency fees.

        UNDERWRITING COMMISSIONS. Front-end sales loads and contingent-deferred sales charges are not assessed in connection with the purchase and redemption of its Institutional Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

        Performance shown or advertised for the Institutional Class shares of the Balanced Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1,1995) of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund.

        Performance shown or advertised for the Institutional Class shares of the Equity Value Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund.

        Performance shown or advertised for the Institutional Class shares of the Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund.

        Performance shown or advertised for the Institutional Class shares of the Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund.

        See "Historical Fund Information."


        AVERAGE ANNUAL TOTAL RETURN: The Funds may advertise certain total
        ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)n=ERV.


Average Annual Total Return for the Applicable Period Ended September 30, 1997
------------------------------------------------------------------------------


   Institutional                 Five        Three          One
       Class        Inception    Year        Year           Year
   -------------    ---------    ----        -----          ----
   Balanced         12.65%       13.65%      15.65%         25.44%
   Equity Value     16.75%       21.71%      24.67%         44.42%
   Growth           16.43%       17.10%      23.47%         30.56%
   Small Cap        42.73%       N/A         N/A            25.75%

        Cumulative Total Return: In addition to the above performance
        -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


   Cumulative Total Return for the Applicable Period Ended September 30, 1997
   --------------------------------------------------------------------------

   Institutional                         Five             Three
       Class            Inception        Year              Year
   -------------        ---------        ----             -----
   Balanced             137.23%          89.62%           54.68%
   Equity Value         207.32%         167.07%           93.77%
   Growth               197.55%         120.21%           88.24%


   Small Cap            182.30%          N/A               N/A


        From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

        Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

        In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

        From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

        The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a Fund's investment Advisor or sub-Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

        The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

        The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

        Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

        Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in

60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

        Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

        In placing orders for portfolio securities of the Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, the Asset Allocation Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

        Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

        Balanced and Equity Value Funds. Purchases and sales of non-equity
        -------------------------------
securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

        Brokerage Commissions. For the six-month period ended March 31, 1997,
        ---------------------
the Funds paid brokerage commissions as follows:

                Fund                 Commissions
                ----                 -----------
                Balanced           $ 91,032
                Equity Value       $282,027
                Growth             $466,282
                Small Cap          $ 34,324

        The Growth Fund paid the following brokerage commissions for the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994:


              Nine-Month
             Period Ended             Year Ended             Year Ended
Fund           9/30/96                 12/31/95               12/31/94
----         ------------             ----------             ----------
Growth       $531,052                 $607,442               $407,643


        During the years ended September 30, 1996, 1995 and 1994, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:



                Year Ended  Year Ended  Year Ended
Fund               9/30/96     9/30/95     9/30/94
----            ----------  ----------  ----------
Equity Value      $575,504    $619,124    $247,218
Balanced          $254,191    $197,751    $104,835


        For the period beginning September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

        During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

        Securities of Regular Brokers or Dealers. As of March 31, 1997, each
        ----------------------------------------
Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows:


Fund                  Broker/Dealer                     Amount
----                  -------------                     ------
Balanced              Goldman Sachs & Co.               $   887,000
                      J.P. Morgan                       $ 1,127,000

Equity Value          Goldman Sachs & Co.               $ 9,087,000

Growth                Goldman Sachs & Co.               $ 3,206,000
                      J.P. Morgan                       $ 7,792,000

Small Cap             None                              None

        Portfolio Turnover. The portfolio turnover rate is not a limiting factor
        ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

        From time to time, except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

        General. The Company intends to qualify each Fund as a regulated
        -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
        ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

        Taxation of Fund Investments. Except as provided herein, gains and
        ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

        If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

        Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

        Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

        Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

        If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

        If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

        Foreign Taxes. Income and dividends received by a Fund from sources
        -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

        Capital Gain Distributions. Distributions which are designated by a Fund
        --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

        Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

        Disposition of Fund Shares. A disposition of Fund shares pursuant to
        --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum
        ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Corporate Shareholders. Corporate shareholders of the Funds may be
        ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if
(i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

        Backup Withholding. The Company may be required to withhold, subject to
        ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

        Foreign Shareholders. Under the Code, distributions of net investment
        --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

        New Regulations. On October 6, 1997, the Treasury Department issued new
        ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

        Tax-Deferred Plans. The shares of the Funds are available for a variety
        ------------------
of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

        Other Matters. Investors should be aware that the investments to be made
        -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

        The Funds are four of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

        With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

        As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

        Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

        Set forth below as of January 2, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class shares of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                     5% OWNERSHIP AS OF JANUARY 2, 1998
                     ----------------------------------


               Name and                      Class Type               Percentage     Percentage
Fund           Address                       of Ownership              of Class       of Fund
----           --------                      ------------             ----------     ----------
BALANCED FUND  Wells Fargo Bank, TTEE        Institutional Class       40.95%         23.45%
               Choicemaster                  Record Holder
               Attn:  Mutual Funds A88-4
               P.O. Box 9800
               Calabasas, CA  91372

               Hep. & Co.                    Institutional Class       44.99%         25.77%
               Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 9800 MAC 9139-027
               Calabasas, CA  91302

EQUITY VALUE   Wells Fargo Bank, TTEE        Institutional Class       18.01%         12.39%
FUND           Choicemaster                  Record Holder
               Attn:  Mutual Funds A88-4
               P.O. Box 9800
               Calabasas, CA  91372

               Dim & Co.                     Institutional Class       40.71%          28.01%
               Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 9800
               Calabasas, CA  91372


               Virg& Co.                     Institutional Class       10.18%           7%
               Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 9800
               Calabasas, CA  91372

               Hep. & Co.                    Institutional Class       26.16%          18%
               Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 9800 MAC 9139-027
               Calabasas, CA  91302


GROWTH FUND    Wells Fargo Bank               Class A                  49.18%          39.78%
               P.O. Box 63015                 Beneficially Owned
               San Francisco, CA  94163

               Dim & Co.                      Institutional Class       5.26%           N/A
               Attn:  MF Dept. A88-4          Record Holder
               P.O. Box 9800
               Calabasas, CA  91372

               Virg. & Co.                    Institutional Class      35.60%           N/A
               Attn:  MF Dept. A88-4          Record Holder
               P.O. Box 9800
               Calabasas, CA  91372

               Hep. & Co.                     Institutional Class      50.61%           N/A
               Attn:  MF Dept. A88-4          Record Holder
               P.O. Box 9800 MAC 9139-027
               Calabasas, CA  91302

               Pittsburg State University     Institutional Class       5.15%           N/A
               Attn:  John Patterson          Record Holder
               401 E. Ford Street
               Pittsburg, KS  66762



               Name and                      Class Type               Percentage     Percentage
Fund           Address                       of Ownership              of Class       of Fund
----           --------                      ------------             ----------     ----------
SMALL CAP      Wells Fargo Bank              Class A                   32.08%          5.16%
FUND           P.O. Box 63015                Beneficially Owned
               San Francisco, CA  94163

               Wells Fargo Bank              Institutional Class       81.02%         55.45%
               420 Montgomery Street         Record Holder
               San Francisco, CA  94104

               Virg. & Co.                   Institutional Class        6.23%          N/A
               Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 9800
               Calabasas, CA  91372

               Hep. & Co.                    Institutional Class        5.61%          N/A
               Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 9800 MAC 9139-027
               Calabasas, CA  91302

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

        The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

        The portfolio of investments and unaudited financial statements for the Balanced, Equity Value, Growth and Small Cap Funds for the six-month period ended September 30, 1997 are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

        The portfolio of investments, audited financial statements and independent auditors' reports for the Balanced, Equity Value, Growth and Small Cap Funds for the year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997.

        The Company's Semi-Annual and Annual Reports may be obtained by calling 1- 800-260-5969.

                                   APPENDIX

        The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

        Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

        S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

        Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

        S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                           STAGECOACH FUNDS, INC.

                         Telephone:  1-800-260-5969

                     STATEMENT OF ADDITIONAL INFORMATION

                           Dated February 1, 1998

                           INTERMEDIATE BOND FUND
               SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                         U.S. GOVERNMENT INCOME FUND

                             Institutional Class

        Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the INTERMEDIATE BOND, SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME and U.S. GOVERNMENT INCOME FUNDS. This SAI relates to the Institutional Class shares for each Fund.

        This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                              TABLE OF CONTENTS

                                                                Page
                                                                ----
Historical Fund Information.....................................   1
Investment Restrictions.........................................   1
Additional Permitted Investment Activities......................   5
Risk Factors....................................................  17
Management......................................................  19
Performance Calculations........................................  30
Determination of Net Asset Value................................  36
Additional Purchase and Redemption Information..................  36
Portfolio Transactions..........................................  37
Fund Expenses...................................................  39
Federal Income Taxes............................................  39
Capital Stock...................................................  44
Other...........................................................  46
Independent Auditors............................................  46
Financial Information...........................................  47
Appendix........................................................ A-1

                         HISTORICAL FUND INFORMATION

        The Intermediate Bond Fund commenced operations on June 1, 1988, as an investment portfolio of Westcore Trust ("Westcore") under the name Bonds Plus Fund. On October 1, 1995, the Fund was reorganized as the Pacifica Intermediate Bond Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Intermediate Bond Fund was reorganized as the Company's Intermediate Bond Fund.

        The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993, as a Fund of the Company. The Institutional Class shares of the Short-Intermediate U.S. Government Income Fund commenced operations on September 6, 1996.

        The U.S. Government Income Fund commenced operations on January 1, 1992, as the successor to the Ginnie Mae Fund of Wells Fargo Investment Trust for Retirement Programs, which commenced operations on January 3, 1991. The Institutional Class shares of the U.S. Government Income Fund commenced operations on September 6, 1996. On July 23, 1997, the Boards of Directors of the Company and Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, approved an Agreement and Plan of Consolidation providing for, among other things, the reorganization of the U.S. Government Income Fund of Overland with and into the Company's U.S. Government Income Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's U.S. Government Income Fund. The Overland Fund did not offer Institutional Class shares. For accounting purposes, the Institutional Class shares are therefore considered a new class. Prior to December 12, 1997, the effective date of the Consolidation of the Company and Overland, the Company's U.S. Government Income Fund was known as the Ginnie Mae Fund.

                           INVESTMENT RESTRICTIONS

        Fundamental Investment Policies.
        -------------------------------

        Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Intermediate Bond Fund may not:

        (1) purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Fund may enter into futures contracts and related options;

        (2) purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

        (3) purchase securities of companies for the purpose of exercising control;

        (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

        (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 (the "1933 Act") except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

        (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts;

        (7) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

        (8) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

        (9) purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

        (10) make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets; nor

        (11) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The Short-Intermediate U.S. Government Fund may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

        (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

        (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

        (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

        (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

        (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

        (7) make investments for the purpose of exercising control or management;

        (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

        (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

        (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

        (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

The U.S. Government Income Fund may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

        (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

        (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

        (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

        (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

        (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

        (7) make investments for the purpose of exercising control or management;

        (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets);

        (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; nor

        (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

        The Fund may make loans in accordance with its investment policies.

        Non-Fundamental Investment Policies.
        -----------------------------------

        Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

        (2) Each Fund may not invest or hold more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.
        (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

        (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets, and for the Intermediate Bond Fund, 30% of total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                 ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

        Set forth below are descriptions of certain investments and additional investment policies for the Funds.

        Asset-Backed Securities
        -----------------------

        The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

        Bank Obligations
        ----------------

        The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

        Bonds
        -----

        Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

        Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

        Commercial Paper
        ----------------

        The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

        Custodial Receipts for Treasury Securities
        ------------------------------------------

        The Intermediate Bond Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

        Derivative Securities
        ---------------------

        The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

        Floating- and Variable-Rate Obligations
        ---------------------------------------

        The Funds may purchase floating- and variable-rate obligations, demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for the U.S. Government Income Fund) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        Foreign Obligations
        -------------------

        Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        Investment in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        Forward Commitment, When-Issued and Delayed-Delivery Transactions
        -----------------------------------------------------------------

        The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

        The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

        Illiquid Securities
        -------------------

        The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 15% (10% for the U.S. Government Income Fund) of its net assets in illiquid securities.

        Loans of Portfolio Securities
        -----------------------------

        Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) such Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) such the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (30% for the Intermediate Bond Fund) of the total assets of a particular Fund.

        A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fee earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

        Mortgage-Related Securities
        ---------------------------

        The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

        The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

        Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND may invest in ARMs issued or guaranteed by the GNMA, FNMA or FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

        The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

        The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

        Adjustable rate mortgages, an increasingly common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMs or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

        These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMs and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages. In this regard, the net asset value of a Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

        The holder of ARMs and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMs and CMOs held by it.

        CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

        The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered
Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

        Mortgage Participation Certificates. The U.S. Government Income Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security.

        The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment advisor, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

        Other Investment Companies
        --------------------------

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        Stripped Securities
        -------------------

        The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either (i) future interest payments or
(ii) future principal payments. The strippted securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

        Temporary Investments
        ---------------------

        The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

        Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

        Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

        A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the U.S. Government Income Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

        Unrated Investments
        -------------------

        The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

        U.S. Government Obligations
        ---------------------------

        The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        Nationally Recognized Statistical Ratings Organizations
        -------------------------------------------------------

        The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Intermediate Bond Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

        The payment of principal and interest on debt securities purchased by a Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                RISK FACTORS

        Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

        The portfolio debt instruments of a Fund also may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

        The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

        Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

        Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

        The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

        Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

        S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

        The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

        Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

        The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

        There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                 MANAGEMENT

        The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                Principal Occupations
Name, Age and Address           Position        During Past 5 Years
---------------------           --------        -------------------
Jack S. Euphrat, 75             Director        Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46             Director,       Executive Vice President of
                                Chairman and    Stephens Inc.; President of
                                President       Stephens Insurance Services
                                                Inc.; Senior Vice President of
                                                Stephens Sports Management
                                                Inc.; and President of
                                                Investor Brokerage Insurance
                                                Inc.

Thomas S. Goho, 55              Director        Associate Professor of Finance
321 Beechcliff Court                            of the School of Business and
Winston-Salem, NC  27104                        Accounting at Wake Forest
                                                University since 1982.

Peter G. Gordon, 54             Director        Chairman and Co-Founder of
Crystal Geyser Water Co.                        Crystal Geyser Water Company
55 Francisco Street                             and President of Crystal Geyser
San Francisco, CA  94133                        Roxane Water Company since 1977.
(As of 1/1/98)

Joseph N. Hankin, 57            Director        President of Westchester
75 Grasslands Road                              Community College since
Valhalla, N.Y. 10595                            1971; Adjunct Professor of
                                                Columbia University Teachers
                                                College since 1976.

*W. Rodney Hughes, 71           Director        Private Investor.
31 Dellwood Court
San Rafael, CA 94901



                                                Principal Occupations
Name, Age and Address           Position        During Past 5 Years
---------------------           --------        -------------------
*J. Tucker Morse, 53            Director        Private Investor; Chairman of
4 Beaufain Street                               Home Account Network, Inc. Real
Charleston, SC 29401                            Estate Developer; Chairman of
                                                Renaissance Properties Ltd.;
                                                President of Morse Investment
                                                Corporation; and Co-Managing
                                                Partner of Main Street Ventures.

Richard H. Blank, Jr., 41       Chief Operating Vice President of Stephens
                                Officer,        Inc.; Director of Stephens
                                Secretary and   Sports Management Inc.; and
                                Treasurer       Director of Capo Inc.



                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                          Total Compensation
                            Aggregate Compensation          from Registrant
Name and Position              from Registrant             and Fund Complex
-----------------           ----------------------        ------------------
Jack S. Euphrat                   $ 11,250                      $ 33,750
   Director

R. Greg Feltus                    $      0                      $      0
   Director

Thomas S. Goho                    $ 11,250                      $ 33,750
   Director

Joseph N. Hankin                  $  8,750                      $ 26,250
   Director

W. Rodney Hughes                  $  9,250                      $ 27,750
   Director

Robert M. Joses                   $ 11,250                      $ 33,750
   Director

J. Tucker Morse                   $  9,250                      $ 27,750
   Director


        As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

        Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland
Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

        As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

        INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

        As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                        Annual Rate
        Fund                                    (as percentage of net assets)
        ----                                    -----------------------------
Intermediate Bond                                           0.50%
Short-Intermediate U.S. Government                          0.50%
Income
U.S. Government Income                            0.50% up to $250 million
                                                  0.40% next $250 million
                                                  0.30% over $500 million


        For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                Six-Month
                                               Period Ended
                                                  3/31/97
                                               ------------
     Fund                            Fees Paid               Fees Waived
     ----                            ---------               -----------
Intermediate Bond                    $  51,418               $  61,866
Short-Intermediate U.S. Government   $ 134,529               $ 121,235
Income
U.S. Government Income*              $ 167,516               $  46,101
____________________

* Indicates fees paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

        Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was
        ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Intermediate Bond Fund. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Intermediate Bond
Fund.

        For the fiscal year ended September 30, 1996, the Fund paid $277,965 in advisory fees and $39,513 of advisory fees were waived. These amounts include advisory fees paid by the predecessor portfolio to FICM/WFIM prior to September 6, 1996.

        Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as advisor to the predecessor of the Intermediate Bond Fund. For the four-month period ended September 30, 1995, and the years ended May 31, 1995, and 1994, the prior advisors for the Fund were entitled to receive advisory fees from the Fund at the same annual rates as those that were in effect for WFIM.

        For the periods indicated below, the prior advisors were entitled to receive the following amounts in advisory fees and did not waive or reimburse any advisory fees. In 1995, the Fund changed its fiscal year from May 31 to September 30.


    Four-Month
   Period Ended                 Year Ended              Year Ended
     9/30/95                     5/31/95                 5/31/94
   -------------                ----------              ----------
      $94,698                     $275,948                $318,000


        Short-Intermediate U.S. Government Income Fund and U.S. Government
        ------------------------------------------------------------------
Income Fund. As discussed herein under "Historical Fund Information," on
-----------
December 12, 1997 the Overland U.S. Government Income Fund was consolidated with and into the Fund. For financial reporting purposes, the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund. Prior to the Consolidation, Wells Fargo Bank served as the investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.

        For the periods indicated below, the Short-Intermediate U.S. Government Income and U.S. Government Income Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                 Nine-Month
                                Period Ended       Year Ended        Year Ended
                                  9/30/96           12/31/95          12/31/94
                               -------------      -----------        -----------
                              Fees      Fees      Fees      Fees      Fees     Fees
Fund                          Paid     Waived     Paid     Waived     Paid    Waived
----                          ----     ------     ----     ------     ----    ------
Short-Int. U.S.
   Govt. Income              $213,467  $   0    $ 56,387   $60,241  $      0  $58,270
U.S. Govt. Income*                N/A    N/A    $840,112   $     0  $230,619  $28,872

____________________

* Indicates fees paid by the predecessor portfolio, which commenced operations on April 7, 1988.

        General.  Each Fund's Advisory Contract will continue in effect for
        -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        PORTFOLIO MANAGERS.  Mr. Scott Smith as manager of the Intermediate
        ------------------
Bond Fund is responsible for the day-to-day management of the Fund. Mr. Smith has been the manager of the Fund since February 1, 1998, and was a co-manager of the Fund from September 6, 1996 to February 1, 1998. Mr. Smith has also been responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

        Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

        Ms. Madeline Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express

Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst candidate.

        Mr. Paul Single assumed responsibility for the day-to-day management of the portfolio of the U.S. Government Income Fund on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

        Administrator and Co-Administrator.  The Company has retained Wells
        ----------------------------------
Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02% of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

        Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

        Intermediate Bond and Short-Intermediate U.S. Government Income Funds.
        ----------------------------------------------------------------------
For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                    Six-Month
                                                  Period Ended
                                                     3/31/97
                                                  ------------
        Fund                       Total           Wells Fargo     Stephens
        ----                       -----           -----------     --------
Intermediate Bond                 $12,053          $2,411          $  9,642
Short-Intermediate U.S.
 Government Income                $19,910          $3,982          $ 15,928


        Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was
        ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC, ("Furman Selz"), of the Pacifica Intermediate Bond predecessor portfolio provided management and administration services necessary for the operation of the Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.

        For the year ended September 30, 1996, the Fund paid, after waivers, $55,482 for administration services. This amount reflects fees paid to Stephens, as sole Administrator to the Fund, for the period begun September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Intermediate Bond Fund's average daily net assets. The amount also reflects the net administration fees paid by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

        Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolio of the Intermediate Bond Fund. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated below. ALPs did not waive any administration fees during this period. In 1995, the Fund changed its fiscal year-end from May 31 to September 30.


       Four-Month
      Period Ended                    Year Ended                Year Ended
        9/30/95                        5/31/95                   5/31/94
      -------------                   ----------                ----------
        $9,470                         $27,595                    $31,800


        Short-Intermediate U.S. Government Income Fund.  For the periods
        ----------------------------------------------
indicated below, the Short-Intermediate U.S. Government-Income Fund paid to Stephens the following dollar amounts of administration fees. Stephens, as sole Administrator for the years ended December 31, 1994, and 1995, and the nine-month period ended September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's average daily net assets.


        Nine-Month
       Period Ended             Year Ended              Year Ended
         9/30/96                 12/31/95                 12/31/94
      --------------            -----------             -----------
         $12,808                 $  6,998                 $  3,522

        U.S. Government Income Fund.  Prior to the Consolidation of the Overland
        ---------------------------
portfolios into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland U.S. Government Income predecessor portfolio under substantially similar terms to the current Administration and Co-Administration Agreements with the Fund. Prior to February 1, 1997, Stephens served as sole Administrator to the Overland U.S. Government Income predecessor portfolio and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a fee from the U.S. Government Income Fund's predecessor portfolio at the annual rate of 0.10% of the average daily net assets up to $200 million and 0.05% in excess of $200 million.

        For the periods indicated below, the predecessor portfolio paid the following dollar amounts to Stephens for administration fees:

                Year Ended           Year Ended          Year Ended
                 12/31/96             12/31/95             12/31/94
               ------------         -------------       -------------
                 $  51,898            $  37,744          $  42,274


        DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center
        -----------
Street, Little Rock, Arkansas 72201, serves as the distributor for the Funds.

        SHAREHOLDER SERVICING AGENT.  The Funds have approved Servicing Plans
        ---------------------------
and have entered into related Shareholder Servicing Agreements, with financial institutions, including Wells Fargo Bank, on behalf of the Institutional Class shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

        For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Institutional Class of each Fund to Wells Fargo Bank or its affiliates were as follows:

                                                  Six-Month
                                                Period Ended
                Fund                               3/31/97
                ----                            -------------
Intermediate Bond                                  $53,672
Short-Intermediate U.S. Government Income          $82,843
U.S. Government Income*                            $10,116

____________________
* Represents amounts paid by the Institutional Class shares of the Stagecoach Fund. The Overland predecessor portfolio did not have an Institutional Class.

        Intermediate Bond Fund.  For the period begun October 1, 1995 and ended
        ----------------------
September 5, 1996, and under similar service agreements, payments were made to First Interstate Bancorp for the Intermediate Bond Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates.

        Short-Intermediate U.S. Government Income Fund. The Short-Intermediate
        ----------------------------------------------
U.S. Government Income Fund did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the period from its commencement of operations on September 6, 1996 to September 30, 1996.

        General.  Each Servicing Plan will continue in effect from year to
        -------
year if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

        CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund. The
        ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

        For the six-month period ended March 31, 1997, the Intermediate Bond and Short-Intermediate U.S. Government Income Funds did not pay any custody fees to Wells Fargo Bank.

        For the year ended December 31, 1996, the Overland predecessor portfolio to the U.S. Government Income Fund did not pay any custody fees.

        Intermediate Bond Fund.  FICAL, located at 707 Wilshire Blvd., Los
        ----------------------
Angeles, California 90017, acted as Custodian of the Pacifica Intermediate Bond Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.

        The predecessor portfolio to the Intermediate Bond Fund did not pay any custody fees to FICAL for the period begun October 1, 1995 and ended September 5, 1996 and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

        Short-Intermediate U.S. Government Income Fund.  The Short-
        ----------------------------------------------
Intermediate U.S. Government Income Fund did not pay any custody fees for the period ended September 30, 1996.

        TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as
        --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of each Fund's average daily net assets of the Institutional Class shares.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to Class and after waivers, to Wells Fargo Bank:

        Fund                                    Transfer Agency Fees
        ----                                    --------------------
Intermediate Bond                                    $  0
Short-Intermediate U.S. Government Income            $  0
U.S. Government Income*                              $  0

_______________
* Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

        Intermediate Bond Fund.  Under the prior transfer agency agreement for
        ----------------------
the Intermediate Bond Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Intermediate Bond predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

        Short-Intermediate U.S. Government Income and U.S. Government Income
        --------------------------------------------------------------------
Funds.  Under the prior transfer agency agreement for the Short-Intermediate
-----
U.S. Government Income and U.S. Government Income Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

        UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-
        ------------------------
deferred sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions were paid to Stephens as the Funds' Distributor.

                          PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

        Performance shown or advertised for the Institutional Class shares of the Intermediate Bond Fund for periods prior to September 6, 1996, reflects the performance of the Institutional Class shares of the Pacifica Intermediate Bond Fund (10/95 to 9/96) and the Westcore Bonds Plus Fund (6/88 to 9/95).

        Performance shown or advertised for the Institutional Class shares of the U.S. Government Income Fund for periods prior to December 15, 1997, reflects the performance of the Class A shares (excluding sales charges) of the Overland predecessor portfolio.

        Performance shown or advertised for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund for periods prior to September 6, 1996, reflects the performance of such Fund's Class A shares.

        See "Historical Fund Information."

        AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total
        ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)n=ERV.


Average Annual Total Return for the Applicable Period Ended September 30, 1997
------------------------------------------------------------------------------

      Institutional                          Five         Three       One
         Class            Inception/1/       Year         Year        Year
      --------------      ------------       ----         -----       ----
Intermediate Bond/2/         8.14%           5.69%        7.90%       7.57%
Short-Intermediate U.S.
  Government Income/2/       5.19%            N/A         7.08%       7.89%
U.S. Government Income/3/    8.42%           6.37%        6.94%       7.06%


/1/ The Intermediate Bond Fund or its predecessor commenced operations on June 1, 1988. The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. The Institutional Class shares of the U.S. Government Income Fund commenced operations on December 12,1997. Information for these shares for periods prior to December 15, 1997, reflects the performance of the Overland predecessor portfolio's Class A shares, which commenced operations on April 7, 1988. The Institutional class shares of the Short-Intermediate U.S. Government Income Fund commenced operations on September 6, 1996.

/2/ Prior to September 6, 1996, performance figures for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund reflect the performance of such Fund's Class A Shares and the performance figures for the Institutional Class shares of the Intermediate Bond Fund reflect the performance of such Fund's predecessor portfolio.

/3/ Percentages reflect the performance of the Class A Shares of the predecessor portfolio for the applicable period ended June 30, 1997.

        CUMULATIVE TOTAL RETURN:  In addition to the above performance
        -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


 Cumulative Total Return for the Applicable Period Ended September 30, 1997
 --------------------------------------------------------------------------

      Institutional                             Five            Three
         Class            Inception/1/          Year            Year
      -------------       ------------          -----           -----
Intermediate Bond/2/        107.50%            31.87%           25.61%
Short-Intermediate U.S.
  Government Income/2/       21.92%              N/A            22.78%
U.S. Government Income/3/   111.20%            36.17%           22.31%


/1/ The Intermediate Bond Fund or its predecessor commenced operations on June 1, 1988. The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. The Institutional Class shares of the U.S. Government Income Fund commenced operations on December
     12, 1997. Information for these shares for periods prior to December 15, 1997, reflects the performance of the Overland predecessor portfolio's Class A shares, which commenced operations on April 7, 1988. The Institutional class shares of the Short-Intermediate U.S. Government Income Fund commenced operations on September 6, 1996.

/2/ Prior to September 6, 1996, performance figures for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund reflect the performance of such Fund's Class A Shares and the performance figures for the Institutional Class shares of the Intermediate Bond Fund reflects the performance of such Fund's predecessor portfolio.

/3/ Percentages reflect the performance of the Class A Shares of the predecessor portfolio for the applicable period ended June 30, 1997.

        YIELD CALCULATIONS:  The Funds may, from time to time, include their
        ------------------
yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:


                         YIELD = 2[(a - b + 1)/6/ -1]
                                    -----
                                     Cd


        where a = dividends and interest earned during the period; b = expenses accrued for the period (net of any reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

        EFFECTIVE YIELD:  Effective yields for the Funds are based on the
        ---------------
change in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

       Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1.


          Yield for the Applicable Period Ended September 30, 1997
          --------------------------------------------------------

                                                      Thirty-Day Yield
                                                      ----------------
        Fund                                  After Waiver/1/  Before Waiver
        ----                                  ---------------  -------------
Intermediate Bond                                 5.89%             5.45%
Short-Intermediate U.S. Government Income         5.90%             5.49%

____________________

/1/ "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

        Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

        In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

        From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

        Any such comparisons may be useful to investors who wish to compare the past performance of each class of shares of a Fund with the performance of a Fund's competitors.

Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

        The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

        From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

        The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

        The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United
States.

                      DETERMINATION OF NET ASSET VALUE

        Net asset value per share for each class of the Funds is determined as of the close of regular trading on each day the Funds (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

        Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Company's Board of Directors.

               ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

        Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                           PORTFOLIO TRANSACTIONS

        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

        Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

        Brokerage Commissions.  For the six-month period ended March 31, 1997,
        ---------------------
the Intermediate Bond and Short-Intermediate U.S. Government Income Funds did not pay any brokerage commissions.

        For the years ended December 31, 1996, December 31, 1995, and December 31, 1994, the U.S. Government Income predecessor portfolio did not pay any brokerage commissions.

        For the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995, and May 31, 1994, the predecessor portfolio of the Intermediate Bond Fund did not pay any brokerage commissions.

        For the years ended December 31, 1994 and 1995, and the period ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund did not pay any brokerage commissions.

        Securities of Regular Broker/Dealers.  As of March 31, 1997, each Fund
        ------------------------------------
owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:


     Fund                             Brokers/Dealers              Amount
     ----                             ---------------              ------
Intermediate Bond Fund               Goldman Sachs & Co.         $1,943,000
Short-Intermediate U.S. Government
  Income Fund                        Goldman Sachs & Co.         $1,211,000
                                     JP Morgan Securities        $2,600,000
U.S. Government Income Fund          Goldman Sachs & Co.         $  839,000


        Portfolio Turnover.  The portfolio turnover rate is not a limiting
        ------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                FUND EXPENSES

        From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                            FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

        General.  The Company intends to qualify each Fund as a regulated
        -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

        Excise Tax.  A 4% nondeductible excise tax will be imposed on each
        ----------
Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

        Taxation of Fund Investments.  Except as provided herein, gains and
        ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term a Fund held the debt obligation.

        If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or
(iii) a futures or forward contract.

        Foreign Taxes. Income and dividends received by a Fund from sources
        -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

        Capital Gain Distributions.  Distributions which are designated by a
        --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed a Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of a Fund's taxable year.

        The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

        Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if a Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

        Other Distributions.  Although dividends will be declared daily based
        -------------------
on each Fund's daily earnings, for federal income tax purposes, a Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed a Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

        Disposition of Fund Shares.  A disposition of Fund shares pursuant to
        --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Federal Income Tax Rates.  As of the printing of this SAI, the maximum
        ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding.  The Company may be required to withhold, subject
        ------------------
to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

        Foreign Shareholders.  Under the Code, distributions of net investment
        --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

        New Regulations.  On October 6, 1997, the Treasury Department issued
        ---------------
new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

        Tax-Deferred Plans.  The shares of the Funds are available for a
        ------------------
variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

        Other Matters.  Investors should be aware that the investments to be
        -------------
made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                CAPITAL STOCK

        The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

        With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

        As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

        Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

        Set forth below, as of January 2, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class Shares of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                     5% OWNERSHIP AS OF JANUARY 2, 1998
                     ----------------------------------

                                                   Type of              Percentage    Percentage
Fund          Name and Address                    Ownership             of Class     of Portfolio
----          ----------------                    ---------             ----------   ------------
INTERMEDIATE  Virg & Co.                           Institutional Class     44.12%       33.26%
BOND FUND     Attn: MF Dept A88-4                  Record Holder
              P.O. Box 9800
              Calabasas, CA  91372

              Hep & Co.                            Institutional Class     53.54%       40.36%
              Attn:  MF Dept A88-4                 Record Holder
              P.O. Box 9800
              MAC 9139-027
              Calabasas, CA  91302

              Virg & Co.                           Class A                 48.37%        5.78%
              c/o Wells Fargo Bank  Record Holder
              P. O. Box 9800 MAC 9139-027
              Calabasas, CA 91372


                                                   Type of              Percentage    Percentage
Fund          Name and Address                    Ownership             of Class     of Portfolio
----          ----------------                    ---------             ----------   ------------
SHORT-        Wells Fargo Bank                     Class A                  28.47%          9.85%
INTERMEDIATE  FBO Retirement Plans Ominibus        Beneficially Owned
U.S.          P.O. Box 63015
GOVERNMENT    San Francisco, CA  94163
INCOME        Calabasas, CA  91372
FUND

U.S.          Stephens Inc, For the                Institutional Class       7.08%           N/A
GOVERNMENT     Exclusive Benefit of Our Customers  Beneficially Owned
INCOME FUND   111 Center Street
              Little Rock, AR 72201

              Dim & Co.                            Institutional Class      28.86%           N/A
              Attn: MF Dept. A88-4                 Record Holder
              P. O. Box 9800
              Calabasas, CA 91372-0800

              Virg & Co                            Institutional Class      34.94%           N/A
              Attn: MF Dept. A88-4                 Record Holder
              P.O. Box 9800
              Calabasas, CA  91372-0800

              Hep & Co                             Institutional Class       9.23%           N/A
              Attn:  MF Dept. A88-4                Record Holder
              P.O. Box 9800 MAC 9139-027
              Calabasas, CA  91302

              Wells Fargo Bank                     Class A                  18.56%         15.97%
              FBO Retirement Plans Omnibus         Beneficially Owned
              P. O. Box 63015
              San Francisco, CA  94163


        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

        The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

        The portfolio of investments and unaudited financial statements for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

        The portfolio of investments and unaudited financial statements for the Overland U.S. Government Income Fund, the predecessor portfolio to the Company's U.S. Government Income Fund, for the six-month period ended June 30, 1997, are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

        The portfolio of investments, audited financial statements and independent auditors report for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

        The portfolio of investments, audited financial statements and independent auditors' reports for the Overland U.S. Government Income Fund, the predecessor portfolio to the Company's U.S. Government Income Fund, for the year ended December 31, 1996 are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

        Annual and Semi-Annual Reports may be obtained by calling 1-800-260-
5969.

                                   APPENDIX

        The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

        Corporate Bonds

        Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

        S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

        Commercial Paper

        Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

        S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.

                           Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated February 1, 1998

                  NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND
                        PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company." This Statement of Additional Information ("SAI") contains additional information about four funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the NATIONAL TAX-FREE MONEY MARKET MUTUAL, PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS. This SAI relates to the Institutional Class shares of each Fund.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS
                                                  Page
                                                  ----
Historical Fund Information.....................    1

Investment Restrictions.........................    1

Additional Permitted Investment Activities......    4

Risk Factors....................................   14

Management......................................   15

Performance Calculations........................   25

Determination of Net Asset Value................   30

Additional Purchase and Redemption Information..   32

Portfolio Transactions..........................   32

Fund Expenses...................................   34

Federal Income Taxes............................   35

Capital Stock...................................   40

Other...........................................   43

Independent Auditors............................   44

Financial Information...........................   44

Appendix........................................  A-1

                          HISTORICAL FUND INFORMATION

        The National Tax-Free Money Market Mutual Fund was originally organized as a fund of the Company and commenced operations on April 2, 1996. The Institutional Class shares commenced operations on December 12, 1997.

        The Prime Money Market Mutual Fund commenced operations on April 30, 1981, as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Mutual Fund.

        The Treasury Money Market Mutual Fund commenced operations on October
1, 1985, as the Short-Term Government Fund of the Pacifica American Funds. The Treasury Money Market Mutual Fund operated as a portfolio of the Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund.

                            INVESTMENT RESTRICTIONS

        Fundamental Investment Policies
        -------------------------------

        Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The National Tax-Free Money Market Mutual Fund may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

        (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts

(including futures contracts) except that the Fund may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

        (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

        (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

        (5) make investments for the purpose of exercising control or management;

        (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

        (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

        (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

        (9) make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies.

        With regard to fundamental investment restriction number (1) above, the Fund intends to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The position of the staff of the U.S. Securities and Exchange Commission ("SEC") is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

        Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund to comply with Rule 2a-7's diversification requirements.

The Prime Money Market Mutual and Treasury Money Market Mutual Funds may not:

        (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

        (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

        (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

        (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

        (5)  write put or call options;

        (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

        (7)  invest in companies for the purpose of exercising control;

        (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

        (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

        (10) lend its portfolio securities in excess of one-third of the value of its total assets.

        Non-Fundamental Investment Policies
        -----------------------------------

        Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

        (2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

        (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

        Set forth below are descriptions of certain investments and additional investment policies for the Funds.

        Asset-Backed Securities
        -----------------------

        The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

        Bank Obligations
        ----------------

        The Funds, except the Treasury Money Market Mutual Fund, may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-or variable-interest rates.

        Commercial Paper
        ----------------

        The Funds, except the Treasury Money Market Mutual Fund, may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

        Floating- and Variable-Rate Obligations
        ---------------------------------------

        The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        Foreign Obligations
        -------------------

        Each Fund, except the Treasury Money Market Mutual Fund, may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        Forward Commitments, When-Issued Purchases
        and Delayed-Delivery Transactions
        ------------------------------------------

        Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

        Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

        Illiquid Securities
        -------------------

        The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 10% of its net assets in illiquid securities.

        Letters of Credit
        -----------------

        Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds (other than the Treasury Money Market Mutual
Fund) may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

        Loans of Portfolio Securities
        -----------------------------

        The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

        A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

        Mortgage-Backed Securities
        --------------------------

        The Prime Money Market Mutual Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

        There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

        Municipal Bonds
        ---------------

        The National Tax-Free Money Market Mutual and Prime Money Market Mutual Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Funds may not invest more than 20% of its respective assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

        Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

        The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

        Municipal Notes
        ---------------

        The National Tax-Free Money Market Mutual Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

        TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

        BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

        RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

        The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the National Tax-Free Money Market Mutual Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

        Other Investment Companies
        --------------------------

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        Repurchase Agreements
        ---------------------

        Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

        Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

        Borrowing and Reverse Repurchase Agreements. The Prime Money Market Mutual and Treasury Money Market Mutual Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

        Taxable Investments
        -------------------

        The National Tax-Free Money Market Mutual Fund may make certain taxable investments. Pending the investment of proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of market conditions, the National Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (I) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

        Moreover, the National Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's interestholders when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of unusual market conditions.

        Unrated and Downgraded Investments
        ----------------------------------

        Each Fund, except the Treasury Money Market Mutual Fund, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the

Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

        U.S. Government and U.S. Treasury Obligations
        ---------------------------------------------

        The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Money Market Mutual Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

        The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

        Nationally Recognized Statistical Ratings Organizations
        -------------------------------------------------------

        The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

        The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

        Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

        The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.

        Each Fund seeks to reduce risk by investing its assets in securities of various issuers and the Funds are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

                o capped floaters (on which interest is not paid when market rates move above a certain level);

                o leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

                o range floaters (which do not pay any interest if market interest rates move outside of a specified range);

                o dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

                o inverse floaters (which reset in the opposite direction of their index).

        Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

        The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

        The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

        Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                  MANAGEMENT

        The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center
Street,

Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                  Principal Occupations
Name, Age and Address          Position           During Past 5 Years
---------------------          --------           ---------------------
Jack S. Euphrat, 75            Director           Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46            Director,          Executive Vice President of Stephens Inc.;
                               Chairman and       President of Stephens Insurance Services Inc.;
                               President          Senior Vice President of Stephens Sports
                                                  Management Inc.; and President of Investor
                                                  Brokerage Insurance Inc.

Thomas S. Goho, 55             Director           Associate Professor of Finance of the School
321 Beechcliff Court                              of Business and Accounting at Wake Forest
Winston-Salem, NC 27104                           University since 1982.

Peter G. Gordon, 54            Director           Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                          Water Company and President of Crystal
55 Francisco Street                               Geyser Roxane Water Company since 1977.
San Francisco, CA  94133
(As of 1/1/98)

*W. Rodney Hughes, 71          Director           Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Joseph N. Hankin               Director           President of Westchester Community College
75 Grasslands Road                                since 1971; Adjunct Professor of Columbia
Valhalla, NY 10595                                University

*J. Tucker Morse, 53           Director           Private Investor; Chairman of Home Account
4 Beaufain Street                                 Network, Inc. Real Estate Developer;
Charleston, SC 29401                              Chairman of Renaissance Properties Ltd.;
                                                  President of  Morse Investment Corporation;
                                                  and Co-Managing Partner of Main Street
                                                  Ventures.

Richard H. Blank, Jr., 41      Chief Operating    Vice President of Stephens Inc.; Director of
                               Officer,           Stephens Sports Management Inc.; and
                               Secretary and      Director of Capo Inc.
                               Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                        Total Compensation
                          Aggregate Compensation         from Registrant
Name and Position            from Registrant             and Fund Complex
-----------------         ----------------------        ------------------
Jack S. Euphrat                $11,250                       $33,750
  Director

R. Greg Feltus                 $     0                       $     0
  Director

Thomas S. Goho                 $11,250                       $33,750
  Director

Joseph N. Hankin               $ 8,750                       $26,250
  Director

W. Rodney Hughes               $ 9,250                       $27,750
  Director

Robert M. Joses                $11,250                       $33,750
  Director

J. Tucker Morse                $ 9,250                       $27,750
  Director


        As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

        Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

        As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

        INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory
        ------------------
services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

        As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                             Annual Rate
              Fund                                 (as percentage of net assets)
              ----                                 -----------------------------
         National Tax-Free Money Market Mutual                  0.30%
         Prime Money Market Mutual                              0.25%
         Treasury Money Market Mutual                           0.25%

        For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                            Six-Month
                                                           Period Ended
                                                             3/31/97
                                                           ------------
               Fund                                 Fees Paid       Fees Waived
               ----                                 ---------       -----------
         National Tax-Free Money Market Mutual      $   19,989        $      0
         Prime Money Market Mutual                  $1,311,073        $568,969
         Treasury Money Market Mutual               $1,518,347        $751,971


        National Tax-Free Money Market Mutual Fund. Prior to the Consolidation,
        -------------------------------------------
the National Tax-Free Money Market Mutual Fund invested all of its assets in a corresponding Master Portfolio of Master Investment Trust ("MIT") and did not retain an investment advisor. Wells Fargo Bank served as investment advisor to the Master Portfolio in which the Fund invested and was entitled to receive a monthly fee at the annual rate of 30% of the Master Portfolio's average daily net assets.

        For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the National Tax-Free Money Market Mutual Fund paid to Wells Fargo Bank $76,987 in advisory fees and $10,704 in advisory fees were waived during this period.

        Prime Money Market Mutual and Treasury Money Market Mutual Funds.  The
        -----------------------------------------------------------------
Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds.

        For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996, and ended September 30, 1996, the Funds paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:

                                                Year Ended
                                                 9/30/96
                                                ----------
              Fund                       Fees Paid      Fees Waived
              ----                       ---------      -----------
          Prime Money Market Mutual      $1,845,269     $1,553,968
          Treasury Money Market Mutual   $2,442,922     $2,073,426


        For the periods indicated below, the advisory fees paid to the former advisor by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the advisor. Prior to October 1, 1994, all of these fees were, in turn, paid by the advisor to its affiliates who served as investment sub-advisors during the periods indicated.

                                                        Six-Month
                                        Year Ended     Period Ended      Year Ended
              Fund                       9/30/95         9/30/94          3/31/94
              ----                      ----------     ------------      ----------
         Prime Money Market Mutual      $   693,315      $330,715        $737,811
         Treasury Money Market Mutual   $ 1,160,424      $454,029        $900,919

        General. Each Fund's Advisory Contract will continue in effect for more
        --------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells
        -----------------------------------
Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02% of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

        Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

        For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                    Six-Month
                                                  Period Ended
                                                     3/31/97
                                                   -----------
         Fund                             Total    Wells Fargo   Stephens
         ----                             -----    -----------   --------
National Tax-Free Money Market Mutual    $  3,744    $   749     $  2,995
Prime Money Market Mutual                $400,123    $80,025     $320,098
Treasury Money Market Mutual             $483,198    $96,640     $386,558


        National Tax-Free Money Market Mutual Fund.  For the period begun April
        -------------------------------------------
2, 1996 and ended September 30, 1996, Stephens served as sole Administrator to the National Tax-Free Money Market Mutual Fund, and received $731 in administration fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

        Prime Money Market Mutual and Treasury Money Market Mutual Funds.  The
        -----------------------------------------------------------------
Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

        The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

        For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

        The following table reflects the administration fees which the respective Administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                               Year Ended
              Fund                              9/30/96
              ----                             ----------
Prime Money Market Mutual                      $1,230,872
Treasury Money Market Mutual                   $1,745,759

        During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                                               Six-Month
                                Year Ended    Period Ended    Year Ended
          Fund                   9/30/95        9/30/94        3/31/94
          ----                  ----------    ------------    ----------
Prime Money Market Mutual        $577,763       $275,596        $614,901
Treasury Money Market Mutual     $921,886       $347,499        $690,137


        DISTRIBUTOR.  Stephens (the "Distributor") located at 111 Center
        ------------
Street, Little Rock, Arkansas 72201, serves as the distributor for the Funds.

        SHAREHOLDER SERVICING AGENT.  The Prime Money Market Mutual and
        ----------------------------
Treasury Money Market Mutual Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class shares, with financial institutions, including Wells Fargo Bank. The National Tax-Free Money Market Mutual Fund has also entered into a Shareholder Servicing Agreement. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Prime Money Market Mutual and Treasury Money Market Mutual Funds, not to exceed 0.25%, and from the National Tax-Free Money Market Mutual Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

        For the periods indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds (on behalf of the Institutional Class shares) to Wells Fargo Bank or its affiliates were as follows:

                                      Six-Month
                                     Period Ended      Year Ended
              Fund                     3/31/97          9/30/96
              ----                   ------------      ----------
    Prime Money Market Mutual         $     0           $     0
    Treasury Money Market Mutual      $     0           $     0

        Prime Money Market Mutual and Treasury Money Market Mutual Funds.  For
        -----------------------------------------------------------------
the period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Funds. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates.

        General.  Each Servicing Plan will continue in effect from year to year
        --------
if such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of servicing agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

        CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
        ----------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:


                Fund                            Custody Fees
                ----                            ------------
        National Tax-Free Money Market Mutual     $   0
        Prime Money Market Mutual                 $   0
        Treasury Money Market Mutual              $   0


        National Tax-Free Money Market Mutual Fund.  For the nine-month period
        -------------------------------------------
ended September 30, 1996, the Money Market Mutual and National Tax-Free Money Market Mutual Fund did not pay any custody fees to Wells Fargo Bank.

        Prime Money Market Mutual and Treasury Money Market Mutual Funds.
        -----------------------------------------------------------------
FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Prime Money Market and Treasury Money Market Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

        For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:

                                   Year Ended
                Fund                9/30/96
                ----               ----------
Prime Money Market Mutual            $ 73,023/*/
Treasury Money Market Mutual         $252,183

_________________
*  The amount reflects fee waivers.

        TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as
        ---------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of each Fund's average daily net assets of Institutional Class shares.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to Class and after waivers, to Wells Fargo Bank:

         Fund                              Transfer Agency Fees
         ----                              --------------------
National Tax-Free Money Market Mutual            $   0
Prime Money Market Mutual                        $   0
Treasury Money Market Mutual                     $   0

        National Tax-Free Money Market Mutual Fund.  Under the prior transfer
        -------------------------------------------
agency agreement for the National Tax-Free Money Market Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets plus reimbursement for all reasonable out-of-pocket expenses.

        For the nine-month period ended September 30, 1996, the National Tax-Free Money Market Mutual Fund did not pay any compensation for transfer and dividend disbursing agency services.

        Prime Money Market Mutual and Treasury Money Market Mutual Funds.
        -----------------------------------------------------------------
Under the prior transfer agency agreement for the Institutional Class shares of the Prime Money Market and Treasury Money Market Mutual Funds in effect prior to February 1, 1997, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of the Institutional Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

        UNDERWRITING  COMMISSIONS.  Front-end sales loads and
        --------------------------
contingent-deferred sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

        Performance shown or advertised for the Institutional Class shares of the National Tax-Free Money Market Mutual Fund for periods prior to December 15, 1997, reflects the performance of the Fund's Class A shares, which commenced operations on April 2, 1996.

        Performance shown or advertised for the Institutional Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds for periods prior to September 6, 1996, reflects the performance of the Institutional Class shares of the Pacifica predecessor portfolio, and for periods prior to August 11, 1995, reflects the performance of the Service Class shares of the corresponding Pacifica predecessor portfolio.

        AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total
        ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)n=ERV.

                Average Annual Total Return for the Applicable
                        Period Ended September 30, 1997
                ----------------------------------------------
                Institutional                         Five   Three   One
                    Class                Inception    Year   Year    Year
                -------------            ---------    ----   -----   ----
National Tax-Free Money Market Mutual      3.15%       N/A     N/A   3.24%
Prime Money Market Mutual                  7.27%      4.55%   5.47%  5.46%
Treasury Money Market Mutual               5.72%      4.41%   5.31%  5.30%


        CUMULATIVE TOTAL RETURN:  In addition to the above performance
        ------------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                  Cumulative Total Return for the Applicable
                       Period Ended September 30, 1997
                  ------------------------------------------
                Institutional                         Five    Three
                    Class                Inception    Year    Year
                -------------            ---------    ----    -----
National Tax-Free Money Market Mutual      4.77%       N/A     N/A
Prime Money Market Mutual                218.46%     24.94%  17.32%
Treasury Money Market Mutual              94.62%     24.06%  16.78%

        YIELD CALCULATIONS:  The Funds may, from time to time, include their
        -------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:


                        YIELD = 2[(a -b+ 1)/6/ -1]
                                  ------
                                  Cd
        where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

        TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a
        ---------------------
Tax-Free Fund are calculated according the following formula:

                                TAX EQUIVALENT YIELD = ( E ) + t
                                                        ---
                                                       1 - p

                                    E = Tax-exempt yield
                                    p = stated income tax rate
                                    t = taxable yield

        EFFECTIVE YIELD:  Effective yields for the Funds are based on the
        ----------------
change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

           Yield for the Applicable Period Ended September 30, 1997
           --------------------------------------------------------
                                         Seven-Day        Seven-Day          Seven-Day                         Thirty-Day
                           Seven-Day     Effective      Tax-Equivalent     Tax-Equivalent      Thirty-Day    Tax-Equivalent
Fund                         Yield         Yield           Yield/1/        Effective Yield/1/    Yield          Yield/1/
----                       ---------     ---------      --------------     ------------------  ----------    --------------
National Tax-Free Money
  Market Mutual               3.23%         3.28%            4.49%              4.56%             3.00%           4.17%
Prime Money Market
  Mutual                      5.46%         5.61%             N/A                N/A              5.44%            N/A
Treasury Money Market
  Mutual                      5.16%         5.30%             N/A               9.86%             5.26%            N/A

____________________

/1/  Based on a combined state and federal income tax rate of 28.00%.

        From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment

Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

        Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

        In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

        From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

        The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

        The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

        The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

        Net asset value per share for the Institutional Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Net asset value per share for the Institutional shares of the National Tax-Free Money Market Mutual Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

        Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

        Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

        Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

        Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                            PORTFOLIO TRANSACTIONS

        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

        Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

        Brokerage Commissions.  The Funds did not pay any brokerage commissions
        ----------------------
on portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

        Securities of Regular Broker/Dealers.  As of March 31, 1997, the Funds
        -------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:


Fund                         Broker/Dealers                  Amount
----                         --------------                  ------
Money Market Mutual Fund     Goldman Sachs & Co.             $324,580,500
                             Merrill Lynch                   $244,186,473
                             J.P. Morgan Securities          $ 56,309,000
                             Morgan Stanley                  $ 24,466,000

National Tax-Free Money      None                            None
  Market Mutual Fund

Prime Money Market Mutual    Goldman Sachs & Co.             $ 72,419,000
                             J.P. Morgan Securities          $ 15,000,000
                             Morgan Stanley                  $ 15,000,000

Treasury Money Market        Goldman Sachs & Co.             $172,575,000
  Mutual Fund                J.P. Morgan Securities          $232,766,000
                             Morgan Stanley                  $156,530,000

        Portfolio Turnover.  The portfolio turnover rate is not a limiting
        -------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

        From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

        General.  The Company intends to qualify each Fund as a regulated
        --------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
        ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

        Taxation of Fund Investments. Except as provided herein, gains and
        ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount

(generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

        Capital Gain Distributions. Distributions which are designated by a Fund
        --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

        Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

        Other Distributions. Although dividends will be declared daily based on
        -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

        Disposition of Fund Shares. A disposition of Fund shares pursuant to
        --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum
        ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. The Company may be required to withhold, subject to
        ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

        Foreign Shareholders. Under the Code, distributions of net investment
        --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

        New Regulations. On October 6, 1997, the Treasury Department issued new
        ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

        Tax-Deferred Plans. The shares of the Funds (except the National Tax-
        ------------------
Free Money Market Mutual Fund) are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

        Special Tax Considerations for National Tax Free Money Market Mutual
        --------------------------------------------------------------------
Fund. The National Tax-Free Money Market Mutual Fund intends that at least 50%
----
of the value of its total assets at the close of each quarter of its taxable years will consist of obligations, the interest on which is exempt from federal income tax, so that it will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the National Tax-Free Money Market Mutual Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

        Not later than 60 days after the close of its taxable year, the National Tax-Free Money Market Mutual Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the National Tax-Free Money Market Mutual Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

        In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the National Tax-Free Money Market Mutual Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the National Tax-Free Money Market Mutual Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing National Tax-Free Money Market Mutual Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of the National Tax-Free Money Market Mutual Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their own tax advisors.

        Shares of the National Tax-Free Money Market Mutual Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

        Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

        Other Matters. Investors should be aware that the investments to be made
        -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

        The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

        With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

        As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

        Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

        The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

        Set forth below as of January 2, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class shares of each Fund or 5% or more of the voting securities of each Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 2, 1998
                      ----------------------------------

                                                Class; Type             Percentage      Percentages
Fund            Name and Address                of Ownership            of  Class       of Portfolio
----            ----------------                ------------            ----------      ------------
NATIONAL TAX-   Wells Fargo Bank                Class A
FREE MONEY      FBO Money Market Checking       Beneficially Owned        86.40%           29.14%
MARKET MUTUAL   Omnibus Acct.
FUND            P.O. Box 7066
                San Francisco, CA  94120

PRIME MONEY     Wells Fargo Bank                Institutional Class       12.28%             N/A
MARKET MUTUAL   Attn: Investment Sweep T-15     Record Holder
FUND            1300 S.W. Fifth Avenue
                Portland, OR  97201-5688

                Virg & Co.                      Institutional Class       40.44%           8.87%
                Attn: MF Dept. A88-4            Record Holder
                P.O. Box 9800
                Calabasas, CA  91372-0800

                Hare & Co.                      Institutional Class       13.79%           N/A
                Bank of New York                Record Holder
                One Wall Street, 2nd Floor
                Attn: STIF/Master Note
                New York, NY  10005-2501

                Dailey Petroleum Service Corp.  Institutional Class        6.06%           N/A
                P.O. Box 1863                   Record Holder
                Conroe, TX  77305

                Virg. & Co.                     Class A                   27.05%          8.18%
                Attn: MF Dept. A88-4            Record Holder
                P.O. Box 9800
                Calabasas, CA  91372-0800

                                                        Class; Type             Percentage      Percentages
Fund            Name and Address                        of Ownership            of  Class       of Portfolio
----            ----------------                        ------------            ----------      ------------
                Hare & Co.                              Class A                    34.78%          10.52%
                Bank of New York                        Record Holder
                One Wall Street, 2nd Floor
                Attn: STIF/Master Note
                New York, NY  10005-2501

                Omnibus Account 2                       Class A
                Attn: Zoe Hines                         Record Holder              26.93%           8.15%
                c/o Stephens Inc.
                P.O. Box 3507
                Little Rock, AR  72203

                Virg & Co.                              Service Class
                Attn: MF Dept. A88-4                    Record Holder              30.28%           5.08%
                P.O. Box 9800
                Calabasas, CA  91372-0800

                Hare & Co                               Service Class
                Bank of New York                        Record Holder              48.58%           8.15%
                One Wall Street, 2nd Floor
                Attn: STIF/Master Note
                New York, NY  10005-2501


TREASURY        Wells Fargo Bank                        Institutional Class        33.23%           7.28%
MONEY MARKET    Attn: Investment Sweep T-15             Record Holder
MUTUAL FUND     1300 S.W. Fifth Avenue
                Portland, OR  97201-5688

                VIRG & Co.                              Institutional Class        34.83%           7.63%
                Attn: MF Dept. ABB-4                    Record Holder
                P.O. Box 9800
                Calabasas, CA  91372-0800

                Castle Tower Holding Corporation        Institutional Class         9.92%            N/A
                510 Bering Drive, STE 310               Record Holder
                Houston, TX  77057

                Hare & Co                               Institutional Class         8.79%            N/A
                Bank of New York                        Record Holder
                One Wall Street, 2nd Floor
                Attn: STIF/Master Note
                New York, NY  10005-2501

                Virg & Co.                              Class A                    36.06%           6.22%
                Attn: MF Dept. A88-4                    Record Holder
                P.O. Box 9800
                Calabasas, CA  91372-0800-

                WFB-Wholesale Sweep                     Class A                    30.18%           5.21%
                155 Fifth St. MAC 0106-066              Record Holder
                San Francisco, CA  94103

                Hare & Co                               Class E                   100.00%          32.54%
                Bank of New York                        Record Holder
                One Wall Street, 2nd Floor
                Attn: STIF/Master Note
                New York, NY  10005-2501

                                                        Class; Type             Percentage      Percentages
Fund            Name and Address                        of Ownership            of  Class       of Portfolio
----            ----------------                        ------------            ----------      ------------
                Hare & Co                               Service Class              66.94%          13.47%
                Bank of New York                        Record Holder
                One Wall Street, 2nd Floor
                Attn: STIF/Master Note
                New York, NY  10005-2501

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

        The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

        The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

        The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the six-month period ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

        Annual and Semi-Annual Reports may be obtained by calling 1-800-260-
5969.

                                   APPENDIX

        The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

        Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

        S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

        Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

        S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

        Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

        S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

        S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated February 1, 1998

                            MONEY MARKET MUTUAL FUND


                                    Class S



     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about one Fund in the Stagecoach Family of Funds -- the Money Market Mutual Fund (the "Fund"). This SAI relates to the Class S shares of the
Fund.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or by writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS



                                                                          Page
                                                                          ----

Historical Fund Information.............................................     1

Investment Restrictions.................................................     1

Additional Permitted Investment Activities..............................     3

Risk Factors............................................................     8

Management..............................................................    10

Performance Calculations................................................    17

Determination of Net Asset Value........................................    23

Additional Purchase and Redemption Information..........................    24

Portfolio Transactions..................................................    25

Fund Expenses...........................................................    26

Federal Income Taxes....................................................    27

Capital Stock...........................................................    31

Other...................................................................    33

Independent Auditors....................................................    33

Financial Information...................................................    33

Appendix................................................................   A-1


                          HISTORICAL FUND INFORMATION



     The Money Market Mutual Fund was originally organized as a fund of the Company. The Fund commenced operations on July 1, 1992. The Class S shares of the Fund commenced operations on May 25, 1995.


                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies
     -------------------------------


     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act") of the outstanding voting securities of the Fund.


The Money Market Mutual Fund may not:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) the obligations of the United States Government, its agencies or instrumentalities, and (ii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);


     (2) purchase or sell real estate or real estate limited partnerships (other than money market securities or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;


     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;


     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets

(but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);


     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity; nor


     In addition, the Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.


     Non-Fundamental Investment Policies
     -----------------------------------


     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.


     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) The Fund may invest up to 25% of its net assets in securities of foreign branches of U.S. Banks and U.S. Branches of foreign banks that are denominated in and pay interest in U.S. dollars.


     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     Set forth below are descriptions of certain investments and additional investment policies for the Fund.


     Bank Obligations
     ----------------


     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on income (including interest, distributions and disposition proceeds), the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.


     Commercial Paper
     ----------------


     The Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.


     Floating- and Variable-Rate Obligations
     ---------------------------------------


     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


     Foreign Obligations
     -------------------


     The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
                                 Transactions
                                 ------------


     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.


     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.


     Illiquid Securities
     -------------------


     The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its assets in net illiquid securities.


     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.


     Loans of Portfolio Securities
     -----------------------------


     The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     The Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. The Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.


     Other Investment Companies
     --------------------------


     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     Repurchase Agreements
     ---------------------


     The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.


     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


     Unrated and Downgraded Investments
     ----------------------------------


     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.


     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------


     The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


     The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------


     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.


     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                  RISK FACTORS


     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.


     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Board of Directors of the Company.


     The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:



       . capped floaters (on which interest is not paid when market rates move above a certain level);

       . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

       . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

       . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

       . inverse floaters (which reset in the opposite direction of their index).


     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


     The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.


     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                            Principal Occupations
Name, Age and Address         Position      During Past 5 Years
---------------------         --------      -------------------
Jack S. Euphrat, 75           Director      Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46           Director,     Executive Vice President of Stephens Inc.;
                              Chairman and  President of Stephens Insurance Services Inc.;
                              President     Senior Vice President of Stephens Sports
                                            Management Inc.; and President of Investor
                                            Brokerage Insurance Inc.

Thomas S. Goho, 55            Director      Associate Professor of Finance of the School
321 Beechcliff Court                        of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                    University since 1982.


Joseph N. Hankin, 57          Director      President of Westchester Community College
75 Grasslands Road                          since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                        University Teachers College since 1976.


*W. Rodney Hughes, 71         Director      Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54           Director      Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                    Water Company and President of Crystal Geyser
55 Francisco Street                         Roxane Water Company since 1977.
San Francisco, CA 94133
(As of 1/1/98)

*J. Tucker Morse, 53          Director      Private Investor; Chairman of Home Account
4 Beaufain Street                           Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                        of Renaissance Properties Ltd.; President of
                                            Morse Investment Corporation; and Co-Managing
                                            Partner of Main Street Ventures.

Richard H. Blank, Jr., 41     Chief         Vice President of Stephens Inc.; Director of
                              Operating     Stephens Sports Management Inc.; and Director
                              Officer,      of Capo Inc.
                              Secretary and
                              Treasurer


                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                        Total Compensation
                           Aggregate Compensation        from Registrant
Name and Position             from Registrant           and Fund Complex
-----------------             ---------------           ----------------
Jack S. Euphrat                  $ 11,250                    $33,750
  Director

R. Greg Feltus                   $    0                      $   0
  Director

Thomas S. Goho                   $ 11,250                    $33,750
   Director

Joseph N. Hankin                 $  8,750                    $26,250
    Director

W. Rodney Hughes
    Director                     $  9,250                    $27,750

Robert M. Joses
   Director                      $ 11,250                    $33,750

J. Tucker Morse                  $  9,250                    $27,750
   Director




     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in the Fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA The Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts.
Currently the

Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the Fund complex.


     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


     Investment Adviser.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Fund. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.


     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets.


     For the periods indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


        Six-Month            Nine-Month
       Period Ended          Period Ended      Year Ended          Year Ended
         3/31/97               9/30/96          12/31/95            12/31/94
        ---------             ---------        ----------          ----------
    Fees        Fees      Fees       Fees   Fees        Fees    Fees        Fees
    Paid       Waived     Paid      Waived  Paid       Waived   Waived      Paid
    ----       ------     ----      ------  ----       ------   ------      ----
$8,856,102    $979,244 $12,729,506   $0  $11,593,678     $0   $2,073,686 $2,008,946




     General.  The Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


     Administrator and Co-Administrator.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the

Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04% respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.


     Prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets.


     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                        Six-Month Period Ended 3/31/97
                        ------------------------------

               Total                  Wells Fargo         Stephens
               -----                  -----------         --------
             $980,282                   $196,056          $784,226



     For the nine-month period ended September 30, 1996 and the fiscal years ended December 31, 1995 and 1994, the Fund paid to Stephens the dollar amounts of administration fees indicated below.


             Nine-Month
            Period Ended             Year Ended         Year Ended
              9/30/96                  12/31/95           12/31/94
            -------------            -----------        -----------
             $872,577                  $954,713           $306,209



     Distributor.  Stephens (the "Distributor") located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the Class S shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").


     Under the Plan and pursuant to the related Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class S shares.

     The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


     For the six month period ended March 31, 1997, the nine month period ended September 30, 1996 the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan for Class S shares.


                                                Printing &
                                                 Mailing       Marketing         Compensation to
For The Period Ended:                 Total     Prospectus     Brochures          Underwriters
----------------------------------    -----     ----------     ---------         ---------------

March 31, 1997                       $2,678,807     N/A           N/A               $2,678,807
September 30, 1996                   $3,587,118     N/A           N/A               $3,587,118



     For the periods indicated above, WFSI and its registered representatives received no compensation under the Fund's Plan.


     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the majority vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class S shares of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.


     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class S shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Class S shares of the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


     Shareholder Servicing Agent.  The Fund has approved a Servicing Plan and
     ---------------------------
has entered into a related shareholder servicing agreement, on behalf of Class S shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of Shareholder Servicing Agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund paid $892,936 and $1,176,803, respectively, on behalf of its Class S shares in shareholder servicing fees to Wells Fargo Bank or its affiliates.


     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.


     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Wells Fargo Bank acts as Custodian for the Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank receives fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.200% of the average daily net assets in excess of $100,000,000.


     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund did not pay any custody fees to Wells Fargo Bank.


     Transfer and Dividend Disbursing Agent.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the average daily net assets of the Class S shares.


     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund did not pay any compensation for transfer and dividend disbursing agency services to Wells Fargo Bank.


     Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.


     Underwriting Commissions.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.


                            PERFORMANCE CALCULATIONS


     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund or Class of shares may be useful in reviewing its performance and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of the Class S shares, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.


     Average Annual Total Return:  The Fund may advertise certain total return
     ---------------------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.


     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Fund. The inception date of the Class S shares of the Fund was May 25, 1995.


Average Annual Total Return for the Applicable Period Ended September 30, 1997
------------------------------------------------------------------------------



               Fund               Inception            One Year
               ----               ---------            --------
Money Market Mutual - Class S     4.14%                  4.22%



     Cumulative Total Return:  In addition to the above performance information,
     -----------------------
the Fund also may advertise its cumulative total return. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


  Cumulative Total Return for the Applicable Period Ended September 30, 1997
  --------------------------------------------------------------------------



                Fund                             Inception
                ----                             ---------
Money Market Mutual - Class S                      10.30%



     Yield Calculations:  The Fund may, from time to time, include its yield and
     ------------------
effective yield in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)/6/ -1]
                                    -----
                                    Cd
     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


     Effective Yield:  Effective yield for the Fund is based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


        Effective Seven-Day Yield = [(Base Period Return + 1)365/7]-1.


           Yield for the Applicable Period Ended September 30, 1997
           --------------------------------------------------------


                                            Seven-Day
                                 Seven-Day  Effective  Thirty-Day
             Fund                  Yield      Yield      Yield
             ----                ---------  ---------  ----------
Money Market Mutual - Class S      4.30%       4.39%      4.29%




     From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares, the Company may quote the performance or price-earning ratio of the Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or the Class S shares also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.


     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or the Class S shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.


     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."


     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the

Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Fund's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.


     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE


     Net asset value per share for the Class S shares of the Money Market Mutual Fund is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.


     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.


     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund.

                             PORTFOLIO TRANSACTIONS


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.


     Wells Fargo Bank, as the Investment Adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.


     Brokerage Commissions.  The Fund did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the six month period ended March 31, 1997 or the nine-month period ended September 30, 1996.


     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Fund owned
     ------------------------------------
securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows:



Fund                            Broker/Dealers          Amount
----                            --------------          ------
Money Market Mutual Fund        Goldman Sachs & Co.     $324,580,500
                                Merrill Lynch           $244,186,473
                                J.P. Morgan Securities  $ 56,309,000
                                Morgan Stanley          $ 24,466,000



     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES


     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the federal income tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.


     General.  The Fund intends to qualify as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains distributed to its shareholders.



     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.


     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. Although the Fund must ordinarily make such distributions during the taxable year in which it realized the net investment income, in certain circumstances, the Fund may make such distributions in the following taxable year. Furthermore, distributions declared to a shareholder of record in a day in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.


     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.


     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.


     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.


     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.


     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.


     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The IRS has published a notice applying the reduced capital gains rates to pass-through entities until the regulations are issued. According to the notice, a Fund may designate the portion of its capital gain distributions, if any, to which the 28% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund, determined as if the Fund were an individual subject to a marginal tax rate of 28%. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on any capital gains paid by the Fund.


     Other Distributions.  Although dividends will be declared daily based on
     -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.


     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.


     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.



     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.


     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the taxpayer identification number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.


     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., an estate the income of which is not subject to U.S. federal income tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain to a foreign shareholder are generally not subject to U.S. income tax withholding.


     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of its distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.


     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK


     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.


     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.


     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.


     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.


     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.


     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.


     Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of Class S shares of the Fund or 5% or more of the voting securities of the Fund as a whole.



                       5% OWNERSHIP AS OF JANUARY 2, 1998
                       ----------------------------------

               Name and                   Class; Type  Percentage  Percentage
   Fund        Address                   of Ownership  of Class    of Fund
   ----        --------                  ------------  ----------  ----------
MONEY       Wells Fargo Bank              Class S       100.00%      13.60%
MARKET      P.O. Box 7066               Beneficially
MUTUAL      San Francisco, CA  94120        Owned




     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER


     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS


     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


     The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.



     The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.


     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                    APPENDIX


     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------


     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.


     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------


     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper


     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.


     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes


     S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated February 1, 1998

                              MONEY MARKET TRUST
       -----------------------------------------------------------------


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about shares offered in one of the funds of the Stagecoach Family of Funds -- MONEY MARKET TRUST (the "Fund"). The Fund offers a single class of shares.


     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus also dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling
1-800-260-5969 or by writing to Stagecoach Funds, P.O. Box 7066, San
Francisco, CA 94120-7066.


                       ---------------------------------

                               TABLE OF CONTENTS


                                                  Page
                                                  ----

Historical Fund Information.....................     1

Investment Restrictions.........................     1

Additional Permitted Investment Activities......     3

Management......................................     7

Performance Calculations........................    16

Determination of Net Asset Value................    20

Additional Purchase and Redemption Information..    21

Portfolio Transactions..........................    22

Fund Expenses...................................    24

Federal Income Tax..............................    25

Capital Stock...................................    29

Other...........................................    31

Independent Auditors............................    31

Financial Information...........................    31

Appendix........................................   A-1


                          HISTORICAL FUND INFORMATION

  Prior to the Reorganization (defined below), the Fund was an investment portfolio (the "Predecessor Portfolio") of the predecessor company, Pacifica Funds Trust ("Pacifica"), an open-end management investment company. Pacifica was organized on July 17, 1984 under the name "Fund Source." Pacifica changed its name to "Pacifica Funds Trust" on February 9, 1993. The Fund originally commenced operations on September 17, 1990 as a separate investment portfolio of Westcore Trust called the "Prime Money Market Fund." On October 1, 1995, the Fund was reorganized as a portfolio of Pacifica.


  On April 25, 1996, the Agreement and Plan of Reorganization and the creation of the Predecessor Portfolio as a new fund of the Company were approved by the Company's Board of Directors. On May 17, 1996, the Reorganization was approved by Pacifica's Board of Trustees. The Reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). The Predecessor Portfolio of Pacifica was reorganized as the Company's Money Market Trust.

                            INVESTMENT RESTRICTIONS

  Fundamental Investment Policies.  In addition to the investment limitations
  --------------------------------
disclosed in the Prospectus, the Fund is subject to the following investment limitations which may be changed only by a vote of the holders of a majority of the outstanding shares of the Fund (as defined in "Other Information").

  The Fund may not:
  -----------------

       1. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

       2. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies which invest in real estate or interests therein.

       3. Purchase securities on margin, make short sales of securities or maintain a short position.

       4. Underwrite the securities of other issuers.

       5. Purchase or sell commodity contracts (including futures contracts), or invest in oil, gas or mineral exploration or development programs.

       6. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

       7. Write or purchase put or call options.





  The Fund is not permitted to engage in securities lending in accordance with a fundamental policy prohibiting loans as described in the prospectus. In the event that this fundamental policy is changed, the Fund has a nonfundamental operating policy to engage in securities lending only in compliance with the requirements and limitations of the Securities and Exchange Commission (the "SEC").


     Non-Fundamental Investment Policies
     -----------------------------------


  The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.


     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.


     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, however, the Fund will not at any time hold more than 10% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

  The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.


  General.  The assets of the Fund consist only of obligations maturing within
  --------
thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days.


  The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Prospectus.


  Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.


  Subject to the general supervision and approval of the Board of Directors, the Adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.


  Floating and Variable-Rate Obligations. The Fund may purchase floating- and
  ---------------------------------------
variable-rate obligations as described in the prospectuses. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  ----------------------------------------------------------------------------
The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.


  Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when
                                                   ---
interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery.
Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.


  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.


  Foreign Obligations.  The Fund may invest up to 25% of its assets in high-
  -------------------
quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


  Illiquid Securities.  The Fund may invest in securities not registered under
  -------------------
the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its net assets in illiquid securities.


  Letters of Credit.  Certain of the debt obligations, certificates of
  ------------------
participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.


  Other Investment Companies.  The Fund may invest in shares of other open-end,
  ---------------------------
management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.


  Repurchase Agreements.    The Fund may engage in a repurchase agreement with
  ----------------------
respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").


  Reverse Repurchase Agreements.  The Fund may borrow funds for temporary
  -----------------------------
purposes by entering into reverse repurchase agreements with financial institutions such as banks and broker-dealers in accordance with the investment limitations described in the Prospectus. Pursuant to such an agreement, the Fund would sell portfolio securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-quality debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

  Rule 144A.  It is possible that unregistered securities purchased by the Fund
  ----------
in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


  Short-Term Trading.  The Fund may attempt to increase yields by trading to
  ------------------
take advantage of short-term market variations. This policy could result in high portfolio turnover but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.


  U.S. Government Obligations.  The Fund may invest in obligations issued or
  ----------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

  The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                                         Principal Occupations
Name, Age and Address                      Position                      During Past 5 Years
---------------------                      --------                     ---------------------
Jack S. Euphrat, 75                        Director                     Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                        Director,                    Executive Vice President of
                                           Chairman and                 Stephens Inc; President of Stephens
                                           President                    Insurance Services Inc.; Senior
                                                                        Vice President of Stephens Sports
                                                                        Management Inc.; and President of
                                                                        Investor Brokerage Insurance Inc.

Thomas S. Goho, 55                         Director                     Associate Professor of Finance of
321 Beechcliff Court                                                    the School of Business and
Winston-Salem, NC  27104                                                Accounting at Wake Forest
                                                                        University since 1982.

Joseph N. Hankin, 57                       Director                     President of Westchester
75 Grasslands Road                                                      Community College since 1971;
Valhalla, N.Y. 10595                                                    Adjunct Professor of Columbia
                                                                        University Teachers College since
                                                                        1976.

*W. Rodney Hughes, 71                      Director                     Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54                        Director                     Chairman and Co-Founder of
Crystal Geiser Water Co.                                                Crystal Geyser Water Company and
55 Francisco Street                                                     President of Crystal Geyser
San Francisco, CA 94133                                                 Roxane Water Company since 1977.
(As of 1/1/98)

*J. Tucker Morse, 53                       Director                     Private Investor; Chairman of
4 Beaufain Street                                                       Home Account Network, Inc. Real
Charleston, SC 29401                                                    Estate Developer; Chairman of
                                                                        Renaissance Properties Ltd.;
                                                                        President of  Morse Investment
                                                                        Corporation; and Co-Managing
                                                                        Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                  Chief                        Vice President of Stephens Inc.;
                                           Operating                    Director of Stephens Sports
                                           Officer,                     Management Inc.; and Director of
                                           Secretary                    Capo Inc.
                                           and Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------


                                                        Total Compensation
                        Aggregate Compensation           from Registrant
Name and Position          from Registrant               and Fund Complex
-----------------  ------------------------------  --------------------------
Jack S. Euphrat                $11,250                       $33,750
Director

R. Greg Feltus                 $     0                       $     0
Director

Thomas S. Goho                 $11,250                       $33,750
Director

Joseph N. Hankin               $ 8,750                       $26,250
Director

W. Rodney Hughes               $ 9,250                       $27,750
Director

Robert M. Joses                $11,250                       $33,750
Director

J. Tucker Morse                $ 9,250                       $27,750
Director



     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in the Fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to
December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA The Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the Fund complex.

  As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


  INVESTMENT ADVISER.  The Fund is advised by Wells Fargo Bank pursuant to an
  -------------------
advisory contract under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of the Fund, the Company's Board of Directors approved the advisory contract with Wells Fargo Bank for an initial two-year period. Pursuant to the advisory contract, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

  Wells Fargo Bank has agreed to provide to the Fund, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturity of the Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25%.


  Prior to the Reorganization, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Predecessor Portfolios of Pacifica. As of the date of the Reorganization (September 6, 1996), Wells Fargo Bank became the adviser to the Fund. For the six-month period ended March 31, 1997 and the year ended September 30, 1996 the Fund paid to FICM, WFIM and Wells Fargo Bank, the advisory fees indicated below and the indicated amount was waived:


      Six Months Ended 3/31/97                   Year Ended 9/30/96 /1/
-------------------------------------  -----------------------------------------
   Fees Paid          Fees Waived           Fees Paid            Fees Waived
----------------  -------------------  --------------------  -------------------
      $-0-             $1,044,401            $151,546             $2,021,955


-----------------------------

/1/ For the period begun October 1, 1995 and ended March 31, 1996 the Predecessor Portfolio paid advisory fees to FICM, for the period begun April 1, 1996 and ended September 5, 1996 the Predecessor Portfolio paid advisory fees to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996 the Fund paid advisory fees to Wells Fargo Bank, and each such investment adviser waived varying amounts of such fees. The advisory fees did not change from investment adviser to investment adviser during the year ended September 30, 1996, and were as follows: computed daily and paid monthly, at an annual rate of 0.30% of the first $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.

  The advisory contract continues in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

  Prior to October 1, 1995, First Interstate of Oregon, N.A. (the "Predecessor Adviser") served as the investment adviser to the Fund. For the four-month period ended September 30, 1995, and fiscal years ended May 31, 1995, 1994 and 1993, the Predecessor Adviser was entitled to receive and waived or reimbursed advisory fees paid by the Fund as follows:



Investment Advisory Fees
--------------------------
                                            Fees Waived and
      Fiscal Period         Fees  Earned  Expenses Reimbursed
--------------------------  ------------  -------------------

Four-Month Period Ended
September 30, 1995            $  662,983           $  662,983

Year Ended May 31, 1995       $1,932,733           $2,120,794

Year Ended May 31, 1994       $1,193,856           $1,104,228

Year Ended May 31, 1993       $  570,505           $  387,505




  The advisory contracts and administration agreement for the Fund provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan but including the fees provided for in the applicable advisory contract and the administration agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the advisory contract and the administration agreement, respectively, for the Fund for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The advisory contracts and the administration agreement for the Fund further provide that the Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary. Currently, California is the only state imposing limitations on Fund expenses. Those expense limitations are 2 1/2 percent of the first $30 million of the Fund's average net assets, 2 percent of the next $70 million and 11/2 percent of the Fund's remaining average net assets.

  Expenses incurred in the organization and operation of the Fund, including taxes, interest, penalties, brokerage and other fees and commissions, if any, fees and expenses of Directors, SEC fees and related expenses, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, costs of transfer and dividend disbursing agents, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of Company existence, costs of independent pricing services, investor services, preparation and printing of prospectuses for regulatory purposes and for distribution to shareholders, shareholders' reports and shareholders' meetings, and extraordinary expenses, are borne by the Fund.

  Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate generally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer. In some states, banks or other institutions through which transactions in Fund shares are effected, may be required to register as dealers pursuant to state law.


   ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
   ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February
1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various adminsitration services was shifted to the Co-Administrator.

  Prior to September 6, 1996, the administrator of the Pacifica Predecessor Portfolio (Furman Selz LLC) provided management and administration services necessary for the operation of such Portfolio, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Predecessor Portfolio. For the periods from September 6, 1996 to September 30, 1996 and October 1, to February 1, 1997, Stephens served as sole administrator to the Fund and performed substantially the same services now provided by Stephens and Wells Fargo Bank, and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.


     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                    Six-Month Period Ended 3/31/97
-----------------------------------------------------------------------
       Total                 Wells Fargo                Stephens
--------------------  -------------------------  ----------------------
      $217,710                 $43,542                   $174,168


  The net administration fee (after waivers) paid to Furman Selz LLC and Stephens during the year ended September 30, 1996, was $715,853.

  Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as the administrator to the Fund. For the four-month period ended September 30, 1995 and the fiscal years ended May 31, 1995 and 1994, ALPS received administration fees from the Fund as follows:


Four-Month Period Ended         Year Ended                Year Ended
     Sept. 30, 1995            May 31, 1995              May 31, 1994
------------------------  -----------------------  -------------------------
       $132,597                  $387,803                   $241,778



  DISTRIBUTOR.  As discussed in the Fund's prospectus under the heading
  -----------
"Management and Servicing Fees," Stephens serves as the Fund's distributor.

  Prior to September 6, 1996, Pacifica had retained Pacifica Funds Distributor, Inc., a subsidiary of Furman Selz, to serve as principal underwriter for the shares of the Fund pursuant to a Distribution Contract. The Distribution Contract provided that the distributor was not entitled to any payments from the Fund for its distribution services.

  Prior to October 1, 1995, ALPS served as distributor for the Fund. ALPS was not entitled to any compensation for its services as distributor.

  SHAREHOLDER SERVICING AGENT. The Fund has approved a Servicing Plan and has
  ----------------------------
entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to receive a fee from the Fund, not to exceed 0.20% on an annualized basis, of the average daily net assets of the shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").


  For the six-month period ended March 31, 1997, the Fund paid $535,144 in shareholder servicing fees to Wells Fargo Bank or its affiliates pursuant to the Plan.

  For the year ended September 30, 1996, the Fund paid no shareholder servicing fees to First Interstate Bancorp or Wells Fargo Bank or its affiliates pursuant to the Plan.


  General.  The Servicing Plan will continue in effect from year to year if such
  --------
continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors. The Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


  CUSTODIAN.   Wells Fargo Bank has been retained to act as custodian for the
  ----------
Fund, pursuant to a Custody Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

  Prior to April 1, 1996, FICAL acted as custodian of the Predecessor Portfolio, but played no role in making decisions as to the purchase or sale of portfolio securities for the Predecessor Portfolio. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.02% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion, as well as certain transaction charges.


  For the six-months ended March 31, 1997 and the year ended September 30, 1996, the Fund paid no custody fees to FICAL or Wells Fargo Bank.

  TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo Bank has been retained
  ---------------------------------------
to act as transfer and dividend disbursing agent for the Fund, pursuant to an Agency Agreement with the Company on behalf of the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the Fund's average daily net assets. Prior to February 1, 1997, under the prior agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets, and reimbursement for any reasonable out-of-pocket expenses. Prior to the Reorganization, Furman Selz acted as transfer agent for the Predecessor Portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.


  For the six-month period ended March 31, 1997 and the year ended September 30, 1996, the Fund paid no transfer and dividend disbursing agency fees to Wells Fargo Bank.

   UNDERWRITING COMMISSIONS.  The Fund does not charge any front-end sales loads
   ------------------------
or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                           PERFORMANCE CALCULATIONS

  The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

  The Fund may, from time to time, include its yield or effective yield in advertisements or reports to shareholders or prospective investors.

  "Yield" for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

  "Effective Yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

           Yield For The Applicable Period Ended March 31, 1997 /1/
           --------------------------------------------------------

     Seven-Day Yield                            Seven-Day Effective Yield
     ---------------                            -------------------------
          5.51%                                           5.66%

____________________________________

/1/ The Fund does not assess sales charges.

  Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.


  Quotations of yield reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield varies based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

  Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

  In connection with communicating its yields to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


  From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.


  The performance of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."


  The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the
Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or current or potential value with respect to the particular industry or sector.


  The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

  From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business

Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.


  The Company also may disclose in sales literature, the distribution rate on the Fund's shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


  The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories.


  The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

  The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

  The following information supplements and should be read in conjunction with the prospectus section under "Purchase of Shares."


  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

  Net asset value per share for the Fund is determined as of 12:00 noon Pacific time on each Business Day as described in the prospectus.


  The Fund's instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Fund shares computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.


  The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


  The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently the holidays observed by both the New York Stock Exchange and Wells Fargo Bank are New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

  Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.


  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS


  The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

  Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

  Purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

   The Fund may purchase certain obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.


  Wells Fargo Bank, as the Fund's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received is in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the advisory contracts, and the expenses of Wells Fargo Bank are not necessarily reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

  Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

  Brokerage Commissions.    Subject to the general supervision and approval of
  ----------------------
the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.


  During the fiscal periods ended March 31, 1997, September 30 ,1996, September 30, 1995, May 31, 1995, and May 31, 1994, the Fund and the Predecessor Portfolio did not pay any brokerage commissions, because all of its portfolio transactions occurred in the over-the-counter market.


  Securities of Regular Broker Dealers.   The Fund may from time to time
  -------------------------------------
purchase securities issued by its regular broker/dealers. As of March 31, 1997, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

                       AMOUNT                 REGULAR BROKER/DEALER
                       ------                 ---------------------
                       $58,029,333            Goldman Sachs & Co.
                       $35,000,000            Merrill Lynch
                       $10,000,000            J P Morgan Securities Inc.
                       $ 7,000,000            Morgan Stanley & Co.

  Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as administrator/distributor for the Fund, and reported no holdings of securities by the Fund of its regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.


  Portfolio Turnover Rate.  The portfolio turnover rate is not a limiting factor
  -----------------------
when Wells Fargo Bank deems portfolio changes appropriate. Because the Fund's portfolio consists of securities with relatively short-term maturities, it can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.

                                 FUND EXPENSES

  Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the federal income tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.


     General.  The Fund intends to qualify as a regulated investment company
     -------
under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to the Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains distributed to its shareholders.


     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.


     The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, includes net short-term capital gain) earned in each taxable year. Although the Fund must ordinarily make such distributions during the taxable year in which it realized the net investment income, in certain circumstances, the fund may make such distributions in the following taxable year. Furthermore, distributions declared to a shareholder of record in a day in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.


     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.


     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.


     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.


     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.


     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.


     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The
IRS has published a notice applying the reduced capital gains rates to pass-through entities until the regulations are issued. According to the notice, a Fund may designate the portion of its capital gain distributions, if any, to which the 28% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund, determined as if the Fund were an individual subject to a marginal tax rate of 28%. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on any capital gains paid by the Fund.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.


     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.


     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the taxpayer identification number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.


     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., an estate the income of which is not subject to U.S. federal income tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S.

residents will apply. Distributions of net capital gain to foreign shareholders are generally not subject to U.S. income tax withholding.


     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of its distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

                                 CAPITAL STOCK


  The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management."


  The Fund is one of the Stagecoach Family of funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.


  The Fund offers one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

  Pacifica was a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, consisting of series of separately managed portfolios. The capitalization of Pacifica consisted solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.


  Voting.  On any matter submitted to a vote of shareholders, all shares then
  -------
entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of
(i) 67% of the Fund shares represented at a meeting if the holders of more than 50% of the outstanding Fund shares are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.


  The fund share represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.


  Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the voting securities of the Fund as a whole.


                      5% OWNERSHIP AS OF JANUARY 2, 1998
                      ----------------------------------



Name and Address             Type of Ownership           Percentageof Fund
----------------             -----------------           -----------------
Virg & Co.                   Record Holder                     91.18%
Attn: MF Dept. A88-4
P.O. Box 9800
Calabasas, CA  91372



Name and Address             Type of Ownership          Percentage of Fund
----------------             -----------------          ------------------
Hare & Co.                   Record Holder                      8.82%
Bank of New York
One Wall Street, 2nd Floor
Attn: STIF/Master Note
New York, NY  10005



  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.


                                     OTHER


  This Registration Statement, including the prospectus for the fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS


  KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


  The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.


  The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.


  Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                   APPENDIX

  The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

  Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

  S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes


  Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

  S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

  Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.


  S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A2."

                           STAGECOACH FUNDS, INC.

                         Telephone:  1-800-222-8222

                     STATEMENT OF ADDITIONAL INFORMATION

                           Dated February 1, 1998

                         OVERLAND EXPRESS SWEEP FUND

        Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds (the "Fund") -- the OVERLAND EXPRESS SWEEP FUND.

        This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Historical Fund Information......................    1

Investment Restrictions..........................    1

Additional Permitted Investment Activities.......    3

Risk Factors.....................................    6

Management.......................................    7

Performance Calculations.........................   14

Determination of Net Asset Value.................   18

Additional Purchase and Redemption Information...   20

Portfolio Transactions...........................   21

Fund Expenses....................................   22

Federal Income Taxes.............................   23

Capital Stock....................................   27

Other............................................   28

Independent Auditors.............................   29

Financial Information............................   29

Appendix.........................................  A-1

                          HISTORICAL FUND INFORMATION

        The Overland Express Sweep Fund was originally organized on October 1, 1991, as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to a newly created Fund of the Company named the "Overland Express Sweep Fund." Prior to December 12, 1997, the effective date of the Consolidation, the Company's Fund had only minimal assets and liabilities. Upon completion of the Consolidation, the Company's Fund assumed the assets and stated liabilities of the predecessor Overland portfolio. Prior to the Consolidation, the predecessor portfolio pursued its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

                            INVESTMENT RESTRICTIONS

        Fundamental Investment Policies
        -------------------------------

        The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by a vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.


The Overland Express Sweep Fund may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its respective total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

        (2) purchase or sell real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

        (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

        (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

        (5) make investments for the purpose of exercising control or management;

        (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments may not be purchased while any such borrowing in excess of 5% of their respective net assets exists);

        (7) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

        (8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

        Non-Fundamental Investment Policies
        -----------------------------------

        The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.


        (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

        (2) The Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

        (4) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

        Set forth below are descriptions of certain investments and additional investment policies for the Fund.

        Floating- and Variable-Rate Instruments
        ---------------------------------------

        Certain of the debt instruments in which the Fund may invest may bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

        Foreign Obligations
        -------------------

        The Fund may invest a portion of its assets (no more than 5%) in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        Illiquid Securities
        -------------------

        The Fund may hold up to 10% of its assets in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

        Letters of Credit
        -----------------

        Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Fund is permitted to invest may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

        Money Market Instruments
        ------------------------

        Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) (U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, by comparable qualify as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

        Other Investment Companies
        --------------------------

        The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

        Repurchase Agreements
        ---------------------

        The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of the Fund will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

        The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of it's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and/or illiquid securities. The Fund will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Company and that are not affiliated with Wells Fargo Bank. The Fund, subject to the conditions described above, may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

        Unrated Investments
        -------------------

        The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment Advisor, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires an immediate sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service ("Moody's") or Standard and Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

        U.S. Government Obligations
        ---------------------------

        U.S. Government obligations include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with Treasury bills, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market increase rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.


                                 RISK FACTORS

        Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

        The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund seeks to reduce risk by investing in securities of various issuers and will comply with 1940 Act and Internal Revenue Code of 1986 (the "Code") diversification requirements.

        Since its inception, the Fund has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment policies of the Fund's investment Advisor, Wells Fargo, have always prohibited the purchase of many types of floating rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

            o capped floaters (on which interest is not paid when market rates move above a certain level);

            o leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

            o range floaters (which do not pay any interest if market interest rates move outside of a specified range);

            o dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

            o inverse floaters (which reset in the opposite direction of their index).

        Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating rate instruments that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


                                  MANAGEMENT

        The following information supplements and should be read in conjunction with the section in the prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                 Principal Occupations
Name, Age and Address         Position           During Past 5 Years
---------------------         --------           ---------------------
Jack S. Euphrat, 75           Director           Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46           Director,          Executive Vice President of Stephens Inc.;
                              Chairman           President of Stephens Insurance Services Inc.;
                              and President      Senior Vice President of Stephens Sports
                                                 Management Inc.; and President of Investor Brokerage
                                                 Insurance Inc.

Thomas S. Goho, 55            Director           Associate Professor of Finance of the School of Business
321 Beechcliff Court                             and Accounting at Wake Forest University since 1982.
Winston-Salem, NC  27104

Joseph N. Hankin, 57          Director           President of Westchester Community College since 1971;
75 Grasslands Road                               Adjunct Professor of Columbia University Teachers College
Valhalla, N.Y. 10595                             since 1976.

*W. Rodney Hughes, 71         Director           Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter Gordon, 54              Director           Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                         Water Company and President of Crystal Geyser
55 Francisco Street                              Roxane Water Company since 1977.
San Francisco, CA  94133
(As of 1/1/98)

*J. Tucker Morse, 53          Director           Private Investor; Chairman of Home Account
4 Beaufain Street                                Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                             of Renaissance Properties Ltd.; President of
                                                 Morse Investment Corporation; and Co-Managing
                                                 Partner of Main Street Ventures.

Richard H. Blank, Jr., 41     Chief Operating    Vice President of Stephens Inc.; Director of Stephens
                              Officer,           Sports Management Inc.; and Director of Capo Inc.
                              Secretary and
                              Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------


                                                             Total Compensation
                            Aggregate Compensation             from Registrant
Name and Position              from Registrant                and Fund Complex
-----------------              ---------------                ----------------
 Jack S. Euphrat                   $11,250                         $33,750
    Director

 R. Greg Feltus                    $     0                         $     0
    Director

 Thomas S. Goho                    $11,250                         $33,750
    Director

Joseph N. Hankin                   $  8,750                        $26,250
    Director

W. Rodney Hughes                   $  9,250                        $27,750
    Director

 Robert M. Joses                   $11,250                         $33,750
    Director

 J. Tucker Morse                   $  9,250                        $27,750
    Director


        As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

        Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

        As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

        INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory
        ------------------
services to the Fund. As investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

        As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

        Prior to the Consolidation, the predecessor portfolio invested all of its assets in the Master Portfolio of MIT and did not retain an investment Advisor. Wells Fargo Bank served as investment Advisor to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.25% of the Master Portfolio's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

       Year Ended                   Year Ended                  Year Ended
        12/31/96                     12/31/95                    12/31/94
        --------                     --------                    --------
Fees Paid    Fees Waived      Fees Paid    Fees Waived     Fees Paid  Fees Waived
---------    -----------      ---------    -----------     ---------  -----------
$3,310,083        $0          $1,902,572     $255,082      $1,426,685     $0

        General. The Fund's Advisory Contract will continue in effect for more
        -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
        ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02% of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

        Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland predecessor portfolio under substantially similar terms as those described above.

        Prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

        For the periods indicated below, the predecessor portfolio paid the following dollar amounts to Stephens for administration fees:

            Year Ended          Year Ended           Year Ended
             12/31/96            12/31/95             12/31/94
             --------            --------             --------
             $317,668            $215,624             $142,613


        DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center Street,
        -----------
Little Rock, Arkansas 72201, serves as the distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

        Under the Plan and pursuant to the Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at the annual rate of up to 0.30% of the Fund's average daily net assets attributable to its shares.

        The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

        Prior to the Consolidation, the predecessor portfolio had adopted a Distribution Plan on behalf of its shares providing for payment to the Distributor of up to 0.55% of the predecessor portfolio's average daily net assets.

        For the year ended December 31, 1996, the predecessor portfolio's distributor received the following amount of 12b-1 fees as compensation for distribution-related services or reimbursement of distribution-related expenses under the Fund's Plan.

                     Printing &           Marketing         Compensation
     Total       Mailing Prospectus       Brochures       to Underwriters
     -----       ------------------       ---------       ---------------
  $7,290,299            N/A                  N/A             $7,290,299


        For the year ended December 31, 1996, Wells Fargo Securities, Inc. and its registered representatives did not receive any compensation under the Plan.

        General. The Plan will continue in effect from year to year if such
        -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund's shares or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

        Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Fund's shares are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

        SHAREHOLDER SERVICING AGENT. The Fund has approved a Servicing Plan and
        ---------------------------
has entered into a related Shareholder Servicing Agreement, on behalf of its shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of shareholder servicing agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

        For the year ended December 31, 1996, the predecessor portfolio did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates.

        General. The Servicing Plan will continue in effect from year to year if
        -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan and related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

        CUSTODIAN. Wells Fargo Bank acts as Custodian for the Fund. The
        ---------
Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

        Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio. For the year ended December 31, 1996, the predecessor portfolio did not pay any custody fees to Wells Fargo Bank.

        TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as
        --------------------------------------
Transfer and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets.

        Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolio paid $4,637,643 in compensation for transfer and dividend disbursing agency services to Wells Fargo Bank.

        UNDERWRITING COMMISSIONS. Front-end sales loads and contingent-deferred
        ------------------------
sales charges are not assessed in connection with the purchase and redemption of the Fund's shares. Therefore no underwriting commissions are paid to Stephens as the Fund's Distributor.


                           PERFORMANCE CALCULATIONS

        The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The performance of the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

        Performance information shown or advertised for the Fund for periods prior to December 15, 1997, reflects the performance of the Overland predecessor portfolio. See "Historical Fund Information."

        TOTAL RETURN: The Fund may advertise certain total return information.
        ------------
As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

   Average Annual Total Return for the Applicable Period Ended June 30, 1997
   -------------------------------------------------------------------------
                                10/1/91         Five       Three       One
                               Inception        Year       Year        Year
                               ---------        ----       -----       ----
Overland Express Sweep Fund      3.45%          3.48%       4.39%      4.33%


        CUMULATIVE TOTAL RETURN: In addition to the above performance
        -----------------------
information, the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended June 30, 1997
     ---------------------------------------------------------------------
                                        10/1/91          Five         Three
                                       Inception         Year         Year
                                       ---------         ----         -----
Overland Express Sweep Fund              21.53%          18.68%       13.76%

        YIELD CALCULATIONS: The Fund may, from time to time, include its yields
        ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/-1]
                                     -----
                                      Cd

        where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

        EFFECTIVE YIELD: Effective yields for the Fund are based on the change
        ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

              Yield for the Applicable Period Ended June 30, 1997
              ---------------------------------------------------
                                                        Seven-Day
                                     Seven-Day          Effective
                                       Yield              Yield
                                       -----              -----
      Overland Express Sweep Fund       4.22%              4.31%



        From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

        Any such comparisons may be useful to investors who wish to compare past performance of the Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

        In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

        From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

        The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

        The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

        Net asset value per share for the Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

        The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

        Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

        Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

        Wells Fargo Bank, as the Investment Advisor of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

        Brokerage Commissions. For the year ended December 31, 1996, the
        ---------------------
predecessor portfolio and the Master Portfolio did not pay brokerage commissions.

        Securities of Regular Broker/Dealers. As of December 31, 1996, the Fund
        ------------------------------------
owned securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows:

                         Broker/Dealers                Amount
                         --------------                ------
                 Goldman Sachs & Co.                 $45,507,000
                 Morgan Stanley                      $13,000,000
                 J.P. Morgan Securities              $ 9,319,000

        Portfolio Turnover. The portfolio turnover rate is not a limiting factor
        ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

        From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on it's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning income taxes.

        General. The Company intends to qualify the Fund as a regulated
        -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for the Fund.

As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        The Fund must also distribute or be deemed to distribute to their shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

        Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund
        ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

        Taxation of Fund Investments. Except as provided herein, gains and
        ----------------------------
losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

        Capital Gain Distributions. Distributions which are designated by the
        --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

        Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

        Other Distributions. Although dividends will be declared daily based on
        -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

        Disposition of Fund Shares. A disposition of Fund shares pursuant to
        --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum
        ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. The Company may be required to withhold, subject to
        ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.

        Foreign Shareholders. Under the Code, distributions of net investment
        --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

        New Regulations. On October 6, 1997, the Treasury Department issued new
        ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

        Other Matters. Investors should be aware that the investments to be made
        -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK

        The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

        All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

        As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

        Each share represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

        Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus are fully paid and non-assessable by the Company.

                      5% OWNERSHIP AS OF JANUARY 2, 1998

                                              CLASS; TYPE      PERCENTAGE
FUND             NAME AND ADDRESS             OF OWNERSHIP       OF FUND
----             ----------------             ------------     ----------
OVERLAND         WFB-Wholesale Sweep          Single Class       100.00%
EXPRESS SWEEP    155 Fifth St. MAC 0106-066   Record Holder
FUND             San Francisco, CA  94103

                                     OTHER

        The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

        The portfolio of investments and unaudited financial statements for the predecessor portfolio and Master Portfolio for the six-month period ended June 30, 1997, are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

        The portfolio of investments, audited financial statements and independent auditors report for the predecessor portfolio and Master Portfolio of the Fund for the year ended December 31, 1996, are hereby incorporated by reference to the Overland's Annual Reports as filed with the SEC on March 7, 1997.

        Annual and Semi-Annual Reports may be obtained by calling 1-800-222-
8222.

                                   APPENDIX

        The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

        Moody's: The two highest ratings for corporate bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "Aa" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

        S&P: The two highest ratings for corporate bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest ratings" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial Paper

        Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations."

        S&P: The "A-1" rating for corporate commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated February 1, 1998

                         PRIME MONEY MARKET MUTUAL FUND


                                    CLASS A



     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about one fund in the Stagecoach Family of Funds -- the PRIME MONEY MARKET MUTUAL FUND (the "Fund"). This SAI relates to the Class A shares of the Fund.


     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or by writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA
94120-7066.

                               TABLE OF CONTENTS


                                                  Page
                                                  ----

Historical Fund Information.....................     1

Investment Restrictions.........................     1

Additional Permitted Investment Activities......     3

Risk Factors....................................    10

Management......................................    12

Performance Calculations........................    21

Determination of Net Asset Value................    26

Additional Purchase and Redemption Information..    27

Portfolio Transactions..........................    28

Fund Expenses...................................    29

Federal Income Taxes............................    30

Capital Stock...................................    34

Other...........................................    37

Independent Auditors............................    37

Financial Information...........................    37

Appendix........................................   A-1

                          HISTORICAL FUND INFORMATION


     The Prime Money Market Mutual Fund commenced operations as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund(the "predecessor portfolio") was reorganized as the Company's Prime Money Market Mutual Fund.


                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies
     -------------------------------


     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.


The Prime Money Market Mutual Fund may not:


     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;


     (2) borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, the Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;


     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;


     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;


     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;


     (7)  invest in companies for the purpose of exercising control;


     (8) make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;


     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor


     (10) lend its portfolio securities in excess of one-third of the value of its total assets.


     Non-Fundamental Investment Policies
     -----------------------------------


     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.


     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.


     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     Set forth below are descriptions of certain investments and additional investment policies for the Fund.


     Asset-Backed Securities
     -----------------------


     The Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.


     Bank Obligations
     ----------------


     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on income (including interest, distribution and disposition proceeds), the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.


     Commercial Paper
     ----------------


     The Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.


     Floating- and Variable-Rate Obligations
     ---------------------------------------


     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.__


     Foreign Obligations
     -------------------


     The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases
          and Delayed-Delivery Transactions
     ------------------------------------------


     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.


     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.


     Illiquid Securities
     -------------------


     The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its net assets in illiquid securities.


     Letters of Credit
     -----------------


     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------


     The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.


     The Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. The Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.


     Mortgage-Backed Securities
     --------------------------


     The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.


     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that the adviser's assumptions about prepayments are inaccurate, these securities may expose the Fund, to significantly greater market risks than expected.


     Municipal Bonds
     ---------------


     The Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest more than 20% of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.


     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.


     Other Investment Companies
     --------------------------


     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     Repurchase Agreements
     ---------------------


     The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.


     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


     Borrowing and Reverse Repurchase Agreements. The Fund intends to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


     Unrated and Downgraded Investments
     ----------------------------------


     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.


     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------


     The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


     The Fund may invest in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.


     The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.


     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------


     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.


     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                  RISK FACTORS


     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.


     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality." High quality" means to be rated in the top two rating categories by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Board of Directors of the Company.


     The Fund seeks to reduce risk by investing its assets in securities of various issuers and the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

              o capped floaters (on which interest is not paid when market rates move above a certain level);

              o leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

              o range floaters (which do not pay any interest if market interest rates move outside of a specified range);

              o dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

              o inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.


     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                        Principal Occupations
Name, Age and Address               Position             During Past 5 Years
---------------------------  -----------------------  --------------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46          Director, Chairman and   Executive Vice President
                             President                of Stephens Inc.;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports Management
                                                      Inc.; and President of
                                                      Investor Brokerage
                                                      Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC  27104                              Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.

Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, NY 10595                                    1971; Adjunct Professor
                                                      of Columbia University
                                                      Teachers College since
                                                      1976.

*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

                                                        Principal Occupations
Name, Age and Address               Position             During Past 5 Years
---------------------            ---------------      --------------------------
Peter G. Gordon, 54              Director             Chairman and Co-Founder
Crystal Geyser Water Co.                              of Crystal Geyser Water
55 Francisco Street                                   Company and President of
San Francisco, CA 94133                               Crystal Geyser Roxane
(As of 1/1/98)                                        Water Company since 1977.

*J. Tucker Morse, 53             Director             Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc. Real Estate
                                                      Developer; Chairman of
                                                      Renaissance Properties
                                                      Ltd.; President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

 Richard H. Blank, Jr., 41       Chief Operating      Vice President of
                                 Officer, Secretary   Stephens Inc.; Director of
                                 and Treasurer        Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.



                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------



                                             Total Compensation
                     Aggregate Compensation   from Registrant
 Name and Position      from Registrant       and Fund Complex
-------------------  ----------------------  ------------------
Jack S. Euphrat                     $11,250             $33,750
Director

R. Greg Feltus                      $     0             $     0
Director

Thomas S. Goho                      $11,250             $33,750
Director

Joseph N. Hankin                    $ 8,750             $26,250
Director

W. Rodney Hughes                    $ 9,250             $27,750
Director

Robert M. Joses                     $11,250             $33,750
Director

J. Tucker Morse                     $ 9,250             $27,750
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     -------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.


     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.


     For the period indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                               Six-Month Period Ended 3/31/97

Fund                              Fees Paid      Fees Waived
------------------------------  --------------  --------------
   Prime Money Market Mutual        $1,311,073        $568,969



     The Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Mutual Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment

Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Prime Money Market Fund. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Prime Money Market Mutual.


     For the period begun April 1, 1996, and ended September 5, 1996, the predecessor portfolio paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Fund paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:


                                 Period Ended 9/30/96

             Fund               Fees Paid   Fees Waived
------------------------------  ----------  -----------
   Prime Money Market Mutual    $1,845,269   $1,553,968



     For the periods indicated below, the advisory fees paid to the former adviser by the predecessor portfolio of the Fund were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the advisor. Prior to October 1, 1994, all of these fees were, in turn, paid by the advisor to its affiliates which served as investment sub-advisors during the periods indicated.


                                            Six-Month
                               Year Ended  Period Ended Year Ended
          Fund                  9/30/95       9/30/94     3/31/94
---------------------------    --------      --------    --------
Prime Money Market Mutual      $693,315      $330,715    $737,811



     General.  The Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February
1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.


     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator to the Fund and performed substantially the same services now provided by Stephens and Wells Fargo Bank.


     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                                         Six-Month
                                       Period Ended
                                         3/31/97
                                       ------------
Fund                          Total    Wells Fargo  Stephens
---------------------------  --------  -----------  --------
Prime Money Market Mutual    $400,123    $80,025    $320,098



     The Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Mutual Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolio provided management and administration services necessary for the operation of such portfolio pursuant to an Administrative Services Contract.
For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.


     The predecessor portfolio of the Fund was administered through April 21 by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of such predecessor portfolio's average daily net assets.


     For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as the Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.


     The following table reflects the administration fees which the respective Administrators of the Fund and its predecessor portfolio were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolio during the period begun October 1, 1995 and ended September 5, 1996.


Fund                            Year Ended 9/30/96
------------------------------  ------------------
   Prime Money Market Mutual            $1,230,872

     During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolio of the Fund were as follows:


                                            Six-Month

                              Year Ended   Period Ended  Year Ended
          Fund                  9/30/95       9/30/94     3/31/94
---------------------------    --------      --------    --------
Prime Money Market Mutual      $577,763      $275,596    $614,901



     DISTRIBUTOR.  Stephens (the "Distributor") located at 111 Center Street,
     -----------
Little Rock, Arkansas, 72201, serves as distributor for the Fund. The Fund has adopted a distribution plan (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").


     Under the Plan and pursuant to the related Distribution Agreement, the Fund may pay Stephens 0.05% of the average daily net assets attributable to the Fund's Class A shares as compensation for distribution-related services provided or reimbursement for distribution-related expenses incurred.


     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD.


     The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


     For the six-month period ended March 31, 1997, the Fund's Distributor received the following fees for the distribution-related services, as set forth below, under the Fund's Plan for Class A shares:


                                       Printing &                 Compensation
                                        Mailing      Marketing         to
           Fund               Total    Prospectus    Brochures    Underwriters
---------------------------   -----    -----------   ---------    ------------
Prime Money Market
Mutual -- Class A             $15,325      $7,961      $7,364         $N/A




     For the year ended September 30, 1996, the Fund paid the Distributor $62,301 for distribution-related fees and expense reimbursements under the Fund's Plan for Class A shares.


     Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolio pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996, and amounts paid to Stephens from September 6 to September 30, 1996.


     Under the distribution plan adopted on behalf of the predecessor portfolio, Pacifica paid directly or reimbursed PFD monthly for costs and expenses of marketing their shares.


     For the periods indicated above, WFSI and its registered representatives received no compensation under the Fund's Plan.


     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.


     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.


     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ----------------------------
have entered into related shareholder servicing agreements, on behalf of the Class A shares, with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30%, (0.25% prior to September 1, 1997) on an annualized basis, of the average daily net assets of the Class A shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").


     For the period indicated below, the dollar amounts of shareholder servicing fees paid by the Fund on behalf of its Class A shares to Wells Fargo Bank or its affiliates, were as follows:


                                Six-Month Period
          Fund                  Ended 3/31/97
          ----                  ----------------
     Prime Money Market Mutual          $353,671



     For the period begun October 1, 1995 and ended September 5, 1996, under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The Class A shares of the Fund paid shareholder servicing fees, after waivers, for the fiscal year ended September 30, 1996 as indicated below:


                                   Year Ended
          Fund                       9/30/96
          ----                       -------
     Prime Money Market Mutual       $801,388



     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund

("Non-Interested Directors"). Any form of servicing agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested
Directors.


     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


     CUSTODIAN.  Wells Fargo Bank acts as Custodian for the Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.


     For the six-month period ended March 31, 1997, the Fund did not pay any custody fees, after waivers, to Wells Fargo Bank:

     FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Prime Money Market Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.


     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:



                             Year Ended
         Fund                  9/30/96
         ----                ----------
Prime Money Market Mutual     $73,023/*/

_______________


/*/ This amount reflects fee waivers.


     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets of the Class A shares. Prior to February 1, 1997, Wells Fargo Bank was entitled to receive such monthly payments at the annual rate of 0.07% as well as reimbursement for all reasonable out-of-pocket expenses.


     For the six-month period ended March 31, 1997, the Fund paid no transfer and dividend disbursing agency fees to Wells Fargo Bank.


     Furman Selz acted as Transfer Agent for the predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.


     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of the Fund's shares. Therefore, no underwriting commissions are paid to Stephens as the Distributor of the Fund's Class A shares.

                            PERFORMANCE CALCULATIONS


     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or a class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


     Performance information for the Fund or its Class A shares may be useful in reviewing the performance of the Fund or a class of shares and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of a class of shares in the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.


     Performance shown or advertised for the Class A shares of the Fund prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, which commenced operations on October 1, 1995. Performance shown or advertised for the Class A shares of the Fund prior to October 1, 1995 reflects performance of the Service shares of the predecessor portfolio, which commenced operations on October 1, 1985.


     AVERAGE ANNUAL TOTAL RETURN:  The Fund may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.


     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Fund.


                Average Annual Total Return for the Applicable
                        Period Ended September 30, 1997
                ----------------------------------------------


                  Fund                    Inception   One Year   ThreeYear   Five Year   Ten Year
----------------------------------------  ----------  ---------  ----------  ----------  ---------

Prime Money Market Mutual - Class A         7.05%       5.14%      5.23%       4.33%       5.53%



     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


Cumulative Total Return for the Applicable Period Ended September 30, 1997
--------------------------------------------------------------------------


                  Fund                    Inception   ThreeYear   Five Year   Ten Year
----------------------------------------  ----------  ----------  ----------  ---------
Prime Money Market Mutual - Class A         207.97%     16.54%      23.62%      71.26%



     YIELD CALCULATIONS:  The Fund may, from time to time, include its yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/ -1]
                                     -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


     EFFECTIVE YIELD:  Effective yield for the Fund is based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent.

"Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


          Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1


            Yield for the Applicable Period Ended September 30, 1997
            --------------------------------------------------------


                                                      Seven-Day
                                          Seven-Day   Effective   Thirty-Day
                  Fund                      Yield       Yield        Yield
----------------------------------------  ----------  ----------  -----------
Prime Money Market Mutual - Class A         5.16%       5.29%       5.14%




     From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares, the Company may quote the performance or price-earning ratio of the Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.


     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.


     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."


     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.


     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE


     Net asset value per share for the Class A shares of the Fund is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.


     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares may be purchased on any day the Fund is open for byusiness (a "Business Day"). The Fund is open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                             PORTFOLIO TRANSACTIONS


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.


     Wells Fargo Bank, as the Investment Adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo

Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.


     Brokerage Commissions.  The Fund did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996.


     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Fund owned
     ------------------------------------
securities of its "regular brokers or dealers" or their parents, as defined in the Act as follows:


Fund                             Broker/Dealers        Amount
---------------------------  ----------------------  -----------
Prime Money Market Mutual    Goldman Sachs & Co.     $72,419,000
                             J.P. Morgan Securities  $15,000,000
                             Morgan Stanley          $15,000,000



     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.


                                 FUND EXPENSES


     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund;

expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.



                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the federal income tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.


     General.  The Fund intends to qualify as a regulated investment company
     -------
under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains distributed to its shareholders.


     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to their shareholders at least 90% of its net investment income (which, for this purpose, includes short-term capital gain) earned in each taxable year. Although the Fund must ordinarily make such distributions during the taxable year in which it realized the net investment income, in certain circumstances, the Fund may make such distributions in the following taxable year. Furthermore, distributions declared to a shareholder of record in a day in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.


     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.


     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.


     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.


     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.


     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The
IRS has published a notice applying the reduced capital gains rates to pass-through entities until the regulations are issued. According to the notice, a Fund may designate the portion of its capital gain distributions, if any, to which the 28% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund, determined as if the Fund were an individual subject to a marginal tax rate of 28%. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on any capital gains paid by the Fund.


     Other Distributions.  Although dividends will be declared daily based on
     -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.


     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.


     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the taxpayer identification number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.


     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., an estate the income of which is not subject to U.S. federal income tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain to a foreign shareholder are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of its distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.


     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK


     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty other funds.


     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.


     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of such class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.


     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.


     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund or a class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.


     Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1998
                       ----------------------------------


                                                                      CLASS; TYPE       PERCENTAGE    PERCENTAGE
FUND                                     NAME AND ADDRESS             OF OWNERSHIP       OF CLASS    OF PORTFOLIO
-----------------------------     ------------------------------  --------------------  -----------  -------------
PRIME MONEY MARKET MUTUAL FUND    Virg & Co.                      Class A                    27.05%          8.18%
                                  Attn:  MF Dept. A88-4           Record Holder
                                  P.O. Box 9800
                                  Calabasas, CA 91372

                                  Hare & Co.                      Class A                    34.78%         10.52%
                                  Bank of New York                Record Holder
                                  One Wall Street, 2nd Floor
                                  Attn:  STIF/Master Note
                                  New York, NY  10005

                                  Omnibus Account 2               Class A                    26.93%          8.15%
                                  Attn: Zoe Hines                 Record Holder
                                  C/o Stephens Inc.
                                  P.O. BOx 3507
                                  Little Rock, AR  72203

                                  Omnibus Account 3               Class A                     7.86%           N/A
                                  Attn: Zoe Hines                 Record Holder
                                  C/o Stephens Inc.
                                  P.O. BOx 3507
                                  Little Rock, AR  72203

                                  Wells Fargo Bank                Institutional Class        12.28%           N/A
                                  Attn: Investment Sweep T-15     Record Holder
                                  1300 SW Fifth Avenue
                                  Portland, OR  97201

                                  Hare & Co.                      Institutional Class        13.79%           N/A
                                  Bank of New York                Record Holder
                                  One Wall Street, 2nd Floor
                                  Attn:  STIF/Master Note
                                  New York, NY  10005

                                  Virg. & Co.                     Institutional Class        40.44%          8.87%
                                  Attn:  MF Dept. A88-4           Re cord Holder
                                  P.O. Box 8900
                                  Calabasas, CA  91372

                                  Dailey Petroleum Service Corp.  Institutional Class         6.06%           N/A
                                  P.O. Box 1863                   Record Holder
                                  Conroe, TX  77305

                                  Virg. & Co.                     Service Class              30.28%          5.08%
                                  Attn:  MF Dept. A88-4           Record Holder
                                  P.O. Box 8900
                                  Calabasas, CA  91372

                                                                      Class; Type       Percentage         Percentage
Fund                                     Name and Address             of Ownership       of Class         of Portfolio
------------------------------    ----------------------------    --------------------  ------------      ------------
                                  Hare & Co.                      Service Class              48.58%          8.15%
                                  Bank of New York                Record Holder
                                  One Wall Street, 2nd Floor
                                  Attn:  STIF/Master Note
                                  New York, NY  10005

PRIME MONEY MARKET MUTUAL FUND    Wells Fargo Bank Agent          Administrative Class        7.10%           N/A
                                  For on Sal 146773               Record Holder
                                  c/o SSP MAC 0187-112
                                  201 Third Street 11/th/ Floor
                                  San Francisco, CA  94163



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER


     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS


     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


     The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.


     Annual and Semi-Annual Reports may be obtained by calling
1-800-222-8222.

                                   APPENDIX


     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds


     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.


     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes


     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.


     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper


     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.


     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.

                        Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                          Dated February 1, 1998

                        PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                             ADMINISTRATIVE CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about two funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS. This SAI relates to the Administrative Class shares of each Fund.

     This SAI is not a Prospectus and should be read in conjunction with each Fund's Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.


                              TABLE OF CONTENTS

                                                                 Page
                                                                 ----
Historical Fund Information......................................   1
Investment Restrictions..........................................   1
Additional Permitted Investment Activities.......................   3
Risk Factors.....................................................  11
Management.......................................................  12
Performance Calculations.........................................  20
Determination of Net Asset Value.................................  25
Additional Purchase and Redemption Information...................  26
Portfolio Transactions...........................................  27
Fund Expenses....................................................  29
Federal Income Taxes.............................................  29
Capital Stock....................................................  33
Other............................................................  36
Independent Auditors.............................................  37
Financial Information............................................  37
Appendix......................................................... A-1


                       HISTORICAL FUND INFORMATION

        The Prime Money Market Mutual Fund commenced operations on April 30, 1981, as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Mutual Fund. The Administrative Class shares commenced operations on _______, 1997. Performance shown or advertised for the Administrative Class shares of the Funds for periods prior to _________, 1997, the commencement of operations for such shares, reflects the performance of the [SERVICE CLASS SHARES] of the respective Fund.

        The Treasury Money Market Mutual Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacifica American Funds. The Treasury Money Market Mutual Fund operated as a portfolio of the Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund. The Administrative Class shares commenced operations on _______, 1997. Performance shown or advertised for the Administrative Class shares of the Funds for periods prior to _________, 1997, the commencement of operations for such shares, reflects the performance of the [SERVICE CLASS SHARES] of the respective Fund.

                            INVESTMENT RESTRICTIONS

        Fundamental Investment Policies
        -------------------------------

        Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Prime Money Market Mutual and Treasury Money Market Mutual Funds may not:

        (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

        (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

        (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Funds' total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

        (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

        (5)  write put or call options;

        (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

        (7)  invest in companies for the purpose of exercising control;

        (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

        (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

        (10) lend its portfolio securities in excess of one-third of the value of its total assets.

        Non-Fundamental Investment Policies
        -----------------------------------

        Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

        (2) Each Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

        (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

        Set forth below are descriptions of certain investments and additional investment policies for the Funds.

        Asset-Backed Securities
        -----------------------

        The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

        Bank Obligations
        ----------------

        The Prime Money Market Mutual Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-or variable-interest rates.

        Commercial Paper
        ----------------

        The Prime Money Market Mutual Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

        Floating- and Variable-Rate Obligations
        ---------------------------------------

        The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        Foreign Obligations
        -------------------

        The Prime Money Market Mutual Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions
        ---------------------------------------------------------------

        Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

        Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

        Illiquid Securities
        -------------------

        The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 10% of its net assets in illiquid securities.

        Letters of Credit
        -----------------

        Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the [PRIME MONEY MARKET MUTUAL] Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

        Loans of Portfolio Securities
        -----------------------------

        The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

        A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

        Mortgage-Backed Securities
        --------------------------

        The Prime Money Market Mutual Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

        There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

        Municipal Bonds
        ---------------

        The Prime Money Market Mutual Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest more than 20% of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

        Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

        The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

        Other Investment Companies
        --------------------------

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        Repurchase Agreements
        ---------------------

        Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

        Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

        Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

        Unrated and Downgraded Investments
        ----------------------------------

        The Prime Money Market Mutual Fund (but not the Treasury Money Market Mutual Fund) may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

        U.S. Government and U.S. Treasury Obligations
        ---------------------------------------------

        The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Money Market Mutual Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual and Government Money Market Mutual Funds may invest in U.S. Treasury
STRIPS.

        The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

        Nationally Recognized Statistical Ratings Organizations
        -------------------------------------------------------

        The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

        The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

        Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

        The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.

        Each Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

              o capped floaters (on which interest is not paid when market rates move above a certain level);

              o leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

              o range floaters (which do not pay any interest if market interest rates move outside of a specified range);

              o dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

              o inverse floaters (which reset in the opposite direction of their index).

        Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

        The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

        The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

        Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                  MANAGEMENT

        The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                    Principal Occupations
Name, Age and Address          Position             During Past 5 Years
---------------------          --------             ---------------------
Jack S. Euphrat, 75            Director             Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46            Director,            Executive Vice President of Stephens Inc.;
                               Chairman and         President of Stephens Insurance Services Inc.;
                               President            Senior Vice President of Stephens Sports
                                                    Management Inc.; and President of Investor
                                                    Brokerage Insurance Inc.

Thomas S. Goho, 55             Director             Associate Professor of Finance of the School
321 Beechcliff Court                                of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                            University since 1982.

Joseph N. Hankin, 57           Director             President of Westchester Community
75 Grasslands Road                                  College since 1971; Adjunct Professor of
Valhalla, NY 10595                                  Columbia University Teachers College since
                                                    1976.

*W. Rodney Hughes, 71          Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54            Director             Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                            Water Company and President of Crystal
55 Francisco Street                                 Geyser Roxane Water Company since 1977.
San Francisco, CA  94133
(As of 1/1/98)

                                                    Principal Occupations
Name, Age and Address          Position             During Past 5 Years
---------------------          --------             ---------------------
*J. Tucker Morse, 53           Director             Private Investor; Chairman of Home Account
4 Beaufain Street                                   Network, Inc. Real Estate Developer;
Charleston, SC 29401                                Chairman of Renaissance Properties Ltd.;
                                                    President of Morse Investment Corporation;
                                                    and Co-Managing Partner of Main Street
                                                    Ventures.

Richard H. Blank, Jr., 41      Chief Operating      Vice President of Stephens Inc.; Director of
                               Officer,             Stephens Sports Management Inc.; and
                               Secretary and        Director of Capo Inc.
                               Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------
                                                         Total Compensation
                           Aggregate Compensation        from Registrant
Name and Position             from Registrant            and Fund Complex
-----------------          ----------------------        ------------------
Jack S. Euphrat                 $11,250                      $33,750
  Director

R. Greg Feltus                  $     0                      $     0
  Director

Thomas S. Goho                  $11,250                      $33,750
  Director

Joseph N. Hankin                $ 8,750                      $26,250
  Director

W. Rodney Hughes                $ 9,250                      $27,750
  Director

Robert M. Joses                 $11,250                      $33,750
  Director

J. Tucker Morse                 $ 9,250                      $27,750
  Director

        As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

        Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach

Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

        As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

        INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory
        -------------------
services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

        As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets.

        For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                          Six-Month
                                                        Period Ended
                                                           3/31/97
                                                        ------------
                   Fund                            Fees Paid       Fees Waived
                   ----                            ---------       -----------
              Prime Money Market Mutual           $1,311,073       $568,969
              Treasury Money Market Mutual        $1,518,347       $751,971

        The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds.

        For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                          Year Ended
                                           9/30/96
                                          ----------
          Fund                      Fees Paid    Fees Waived
          ----                     ----------    -----------
Prime Money Market Mutual          $1,845,269    $1,553,968
Treasury Money Market Mutual       $2,442,922    $2,073,426


        For the periods indicated below, the advisory fees paid to the former advisor by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the advisor. Prior to October 1, 1994, all of these fees were, in turn, paid by the advisor to its affiliates which served as investment sub-advisors during the periods indicated.

                                                 Six-Month
                              Year Ended        Period Ended   Year Ended
          Fund                 9/30/95            9/30/94        3/31/94
          ----                ----------        ------------   ----------
Prime Money Market Mutual      $  693,315       $330,715        $737,811
Treasury Money Market Mutual   $1,160,424       $454,029        $900,919

        General.  Each Fund's Advisory Contract will continue in effect for
        --------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells
        -----------------------------------
Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with

Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at an annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at an annual rate of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

        Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank, for a monthly fee at an annual rate of 0.05% of each Fund's average daily net assets.

        For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:
                                              Six Month
                                             Period Ended
                                               3/31/97
                                             ------------
       Fund                        Total          Wells Fargo        Stephens
       ----                        -----          -----------        --------
Prime Money Market Mutual         $400,123          $80,025          $320,098
Treasury Money Market Mutual      $483,198          $96,640          $386,558

        The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

        The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, 1996 and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

        For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

        The following table reflects the total administration fees which the respective administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                          Year Ended
                Fund                       9/30/96
                ----                      ----------
           Prime Money Market Mutual      $1,230,872
           Treasury Money Market Mutual   $1,745,759

        During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as follows:

                                            Six-Month
                              Year Ended   Period Ended   Year Ended
        Fund                   9/30/95       9/30/94        3/31/94
        ----                  ----------   ------------   ----------
Prime Money Market Mutual      $577,763     $275,596       $614,901
Treasury Money Market Mutual   $921,886     $347,499       $690,137

        DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center
        ------------
Street, Little Rock, Arkansas 72201, serves as the distributor for the Funds.

        SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan
        ----------------------------
and have entered into related Shareholder Servicing Agreements, on behalf of the Administrative Class shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo
Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.15%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

        General.  Each Servicing Plan will continue in effect from year to year
        --------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

        CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
        ----------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo
Bank:

               Fund                   Custody Fees
               ----                   ------------
       Prime Money Market Mutual         $   0
       Treasury Money Market Mutual      $   0

        FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Prime Money Market and Treasury Money Market Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

        For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:

                                                   Year Ended
                Fund                                 9/30/96
                ----                               ----------
        Prime Money Market Mutual                   $ 73,023*
        Treasury Money Market Mutual                $252,183
_______________________________________
*   This amount reflects fee waivers.

        TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as
        ---------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of each Fund's average daily net assets of the Administrative Class shares.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo

Bank:

             Fund                    Transfer Agency Fees
             ----                    --------------------
        Prime Money Market Mutual            $   0
        Treasury Money Market Mutual         $   0

        Under the transfer agency agreement for the Administrative Class shares of the Funds in effect prior to February 1, 1997, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of the Administrative Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

        UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-
        -------------------------
deferred sales charges are not assessed in connection with the purchase and redemption of the Administrative Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

        Performance shown or advertised for the Administrative Class shares of the Prime Money Market Mutual Fund for periods prior to December 15, 1997, the commencement of operations for such shares, reflects the performance of the Service Class shares of the Fund.

        Performance shown or advertised for the Administrative Class shares of the Treasury Money Market Mutual Fund for periods prior to December 15, 1997, the commencement of operations for such shares, reflects the performance of the Service Class shares of the Fund.

        See "Historical Fund Information."

        AVERAGE ANNUAL TOTAL RETURN: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)n=ERV.

        Average Annual Total Return for the Applicable Period
        Ended September 30, 1997
        -----------------------------------------------------

          Administrative            Ten      Five     Three     One
              Class                 Year     Year     Year      Year
          --------------            ----     ----     -----     ----
Prime Money Market Mutual          l5.72%    4.50%    5.37%     5.25%
Treasury Money Market Mutual        5.51%    4.34%    5.20%     5.09%

        CUMULATIVE TOTAL RETURN:  In addition to the above performance
        ------------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

           Cumulative Total Return for the Applicable Period
           Ended September 30, 1997
           -------------------------------------------------

             Administrative       Ten        Five      Three
                 Class            Year       Year      Year
             --------------       ----       ----      -----
Prime Money Market Mutual         74.35%     24.60%    17.00%
Treasury Money Market Mutual      70.90%     23.68%    16.43%

        YIELD CALCULATIONS:  The Funds may, from time to time, include their
        -------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                     Cd
        where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

        EFFECTIVE YIELD:  Effective yields for the Funds are based on the
        ----------------
change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

             Yield for the Applicable Period Ended December 31, 1997
             --------------------------------------------------------

                                                  Seven-Day
                                   Seven-Day      Effective       Thirty-Day
           Fund                      Yield          Yield           Yield
           ----                    ---------      ---------       ----------
    Prime Money Market Mutual        5.45%          5.60%           5.39%
    Treasury Money Market Mutual     5.28%          5.42%           5.20%

        From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

        Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

        In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

        From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

        The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

        The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

        The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through

Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

        Net asset value per share for the Administrative Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

        Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

        Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

        Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

        Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                            PORTFOLIO TRANSACTIONS

        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

        Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

        Brokerage Commissions.  The Funds did not pay any brokerage commissions
        ----------------------
on portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

        Securities of Regular Broker/Dealers.  As of March 31, 1997, the Funds
        -------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

        Fund                    Broker/Dealers           Amount
        ----                    --------------           ------
Prime Money Market Mutual       Goldman Sachs & Co.      $72,419,000
                                J.P. Morgan Securities   $15,000,000
                                Morgan Stanley           $15,000,000

Treasury Money Market Mutual    Goldman Sachs & Co.      $172,575,000
                                J.P. Morgan Securities   $232,766,000
                                Morgan Stanley           $156,530,000

        Portfolio Turnover.  The portfolio turnover rate is not a limiting
        -------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

        From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's

Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

        General.  The Company intends to qualify each Fund as a regulated
        --------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

        Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
        -----------
(other than to
the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year.
Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

        Taxation of Fund Investments.  Except as provided herein, gains and
        -----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

        Capital Gain Distributions.  Distributions which are designated by a
        ---------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

        Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

        Other Distributions.  Although dividends will be declared daily based
        --------------------
on each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

        Disposition of Fund Shares.  A disposition of Fund shares pursuant to
        ---------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

        Federal Income Tax Rates.  As of the printing of this SAI, the maximum
        -------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding.  The Company may be required to withhold, subject
        -------------------
to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

        Foreign Shareholders.  Under the Code, distributions of net investment
        ---------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

        New Regulations.  On October 6, 1997, the Treasury Department issued new
        ----------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

        Tax-Deferred Plans.  The shares of the Funds are available for a
        -------------------
variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

        Other Matters.  Investors should be aware that the investments to be
        --------------
made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

        The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

        With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

        As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

        Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

        The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

        Set forth below as of January 2, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Administrative Class shares of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 2, 1998

                                                 CLASS; TYPE            PERCENTAGE      PERCENTAGE
FUND              NAME AND ADDRESS               OF OWNERSHIP           OF CLASS       OF PORTFOLIO
----              ----------------               ------------           ---------     ------------
PRIME MONEY       Wells Fargo Bank Agent         Administrative Class     7.10%          N/A
MARKET MUTUAL     For On Sale 146773             Record Holder
FUND              c/o SSP MAC 0187-112
                  201 Third Street 11th Fl
                  San Francisco, CA  94163

                  Virg & Co.                     Class A                 27.05%         8.18%
                  Attn:  MF Dept. A88-4          Record Holder
                  P.O. Box 9800
                  Calabasas, CA 91372-0800

                  Hare & Co.                     Class A                 34.78%        10.52%
                  Bank of New York               Record Holder
                  One Wall Street, 2nd Floor
                  Attn: STIF/Master Note
                  New York, NY  10005-2501

                  Omnibus Account 2              Class A                 26.93%         8.15%
                  Attn: Zoe Hines                Record Holder
                  c/o Stephens Inc.
                  P.O. Box 3507
                  Little Rock, AR  72203

                  Virg & Co.                     Institutional Class     40.44%         8.87%
                  Attn:  MF Dept. A88-4          Record Holder
                  P.O. Box 9800
                  Calabasas, CA 91372-0800

                  Virg & Co.                     Service Class           30.28%         5.08%
                  Attn:  MF Dept. A88-4          Record Holder
                  P.O. Box 9800
                  Calabasas, CA 91372-0800


                                                     CLASS; TYPE            PERCENTAGE    PERCENTAGE
FUND              NAME AND ADDRESS                   OF OWNERSHIP           OF CLASS      OF PORTFOLIO
----              ----------------                   ------------           ----------    ------------
                  Hare & Co.                         Service Class           48.58%        8.15%
                  Bank of New York                   Record Holder
                  One Wall Street, 2nd Floor
                  Attn: STIF/Master Note
                  New York, NY  10005-2501

TREASURY          Wells Fargo Bank Agent             Administrative Class    20.42%         N/A
MONEY MARKET      FBO Orlandi #143242                Beneficially Owned
MUTUAL FUND       Mutual Funds #0187-112 AU #6971
                  201 Third Street 11th Fl
                  San Francisco, CA  94163

                  Wells Fargo Bank                   Institutional Class     33.23%        7.28%
                  Attn: Investment Sweep T-15        Record Holder
                  1300 S.W. Fifth Avenue
                  Portland, OR  97201-5688

                  Virg. & Co.                        Institutional Class     34.83%        7.63%
                  Attn:  MF Dept. A88-4              Record Holder
                  P.O. Box 9800
                  Calabasas, CA  91372-0800

                  Virg. & Co.                        Class A                 36.06%        6.22%
                  Attn:  MF Dept. A88-4              Record Holder
                  P.O. Box 9800
                  Calabasas, CA  91372-0800

                  WFB-Wholesale Sweep                Class A                 30.18%        5.21%
                  155 Fifth St. MAC 0106-066         Record Holder
                  San Francisco, CA  94103

                  Hare & Co.                         Class E                100.00%       32.54%
                  Bank of New York                   Record Holder
                  One Wall Street, 2nd Fl.
                  Attn:  STIF/Master Note
                  New York, NY  10005-2501

                  Hare & Co.                         Service Class           66.94%       13.47%
                  Bank of New York                   Record Holder
                  One Wall Street, 2nd Fl.
                  Attn:  STIF/Master Note
                  New York, NY  10005-2501

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

        The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

        The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

        The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the six-month period ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

        Annual and Semi-Annual Reports may be obtained by calling
1-800-260-5969.

                                   APPENDIX

        The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

        Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

        S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

        Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

        S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

        Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

        S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.

                           Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated February 1, 1998

                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                                 SERVICE CLASS


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about two funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS. This SAI relates to the Service Class shares of each Fund.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Historical Fund Information.......................   1

Investment Restrictions...........................   1

Additional Permitted Investment Activities........   3

Risk Factors......................................  11

Management........................................  12

Performance Calculations..........................  21

Determination of Net Asset Value..................  26

Additional Purchase and Redemption Information....  27

Portfolio Transactions............................  28

Fund Expenses.....................................  29

Federal Income Taxes..............................  30

Capital Stock.....................................  34

Other.............................................  37

Independent Auditors..............................  38

Financial Information.............................  38

Appendix.......................................... A-1

                          HISTORICAL FUND INFORMATION

        The Prime Money Market Mutual Fund commenced operations on April 30, 1981, as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Mutual Fund.

        The Treasury Money Market Mutual Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacifica American Funds. The Treasury Money Market Mutual Fund operated as a portfolio of the Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund.

                            INVESTMENT RESTRICTIONS

        Fundamental Investment Policies
        -------------------------------

        Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Prime Money Market Mutual and Treasury Money Market Mutual Funds may not:

        (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

        (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

        (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

        (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

        (5)  write put or call options;

        (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

        (7)  invest in companies for the purpose of exercising control;

        (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

        (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

        (10) lend its portfolio securities in excess of one-third of the value of its total assets.

        Non-Fundamental Investment Policies
        -----------------------------------

        Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

        (2) Each Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

        (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets.

Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

        Set forth below are descriptions of certain investments and additional investment policies for the Funds.

        Asset-Backed Securities
        -----------------------

        The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

        Bank Obligations
        ----------------

        The Prime Money Market Mutual Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association

Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-or variable-interest rates.

        Commercial Paper
        ----------------

        The Prime Money Market Mutual Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

        Floating- and Variable-Rate Obligations
        ---------------------------------------

        The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        Foreign Obligations
        -------------------

        The Prime Money Market Mutual Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        Forward Commitments, When-Issued Purchases and
        ----------------------------------------------
        Delayed-Delivery Transactions
        -----------------------------

        Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

        Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

        Illiquid Securities
        -------------------

        The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 10% of its net assets in illiquid securities.

        Letters of Credit
        -----------------

        Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Prime Money Market Mutual Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

        Loans of Portfolio Securities
        -----------------------------

        The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

        A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

        Mortgage-Backed Securities
        --------------------------

        The Prime Money Market Mutual Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

        There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To

To the extent that advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

        Municipal Bonds
        ---------------

        The Prime Money Market Mutual Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest more than 20% of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

        Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

        The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

        Other Investment Companies
        --------------------------

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        Repurchase Agreements
        ---------------------

        Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

        Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

        Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

        Unrated and Downgraded Investments
        ----------------------------------

        The Prime Money Market Mutual Fund
may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

        U.S. Government and U.S. Treasury Obligations
        ---------------------------------------------

        The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Money Market Mutual Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

        The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

        Nationally Recognized Statistical Ratings Organizations
        -------------------------------------------------------

        The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

        The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

        Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

        The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.


        Each Fund seeks to reduce risk by investing its assets in securities of various issuers and the Funds are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

                o capped floaters (on which interest is not paid when market rates move above a certain level);

                o leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

                o range floaters (which do not pay any interest if market interest rates move outside of a specified range);

                o dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

                o inverse floaters (which reset in the opposite direction of their index).

        Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

        The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

        The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

        Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                  MANAGEMENT

        The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                        Principal Occupations
Name, Age and Address           Position                During Past 5 Years
---------------------           --------                ---------------------
Jack S. Euphrat, 75             Director                Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46             Director, Chairman      Executive Vice President of Stephens Inc.; President of
                                and President           Stephens Insurance Services Inc.; Senior Vice President
                                                        of Stephens Sports Management Inc.; and President of
                                                        Investor Brokerage Insurance Inc.

Thomas S. Goho, 55              Director                Associate Professor of Finance of the School of
321 Beechcliff Court                                    Business and Accounting at Wake Forest University
Winston-Salem, NC  27104                                since 1982.

Peter G. Gordon, 54             Director                Chairman and Co-Founder of Crystal Geyser Water
Crystal Geyser Water Co.                                Company and President of Crystal Geyser Roxane
Water Company since 1977.
San Francisco, CA  94133
(As of 1/1/98)

Joseph N. Hankin, 57            Director                President of Westchester Community College since 1971;
75 Grasslands Road                                      Adjunct Professor of Columbia University Teachers College since 1976.
Valhalla, NY 10595

*W. Rodney Hughes, 71           Director                Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53            Director                Private Investor; Chairman of Home Account Network,
4 Beaufain Street                                       Inc. Real Estate Developer; Chairman of Renaissance Properties Ltd.;
Charleston, SC 29401                                    President of  Morse Investment Corporation; and Co-Managing Partner
                                                        of Main Street Ventures.

Richard H. Blank, Jr., 41       Chief Operating         Vice President of Stephens Inc.; Director of
                                Officer, Secretary      Stephens Sports Management Inc.; and Director of Capo Inc.
                                and Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                Total Compensation
                                Aggregate Compensation          from Registrant
Name and Position               from Registrant                 and Fund Complex
-----------------               ----------------------          ------------------
Jack S. Euphrat                 $11,250                         $33,750
Director

R. Greg Feltus                  $     0                         $     0
Director

Thomas S. Goho                  $11,250                         $33,750
Director

Joseph N. Hankin                $ 8,750                         $26,250
Director

W. Rodney Hughes                $ 9,250                         $27,750
Director

Robert M. Joses                 $11,250                         $33,750
Director

J. Tucker Morse                 $ 9,250                         $27,750
Director

        As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

        Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

        As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

        Investment Advisor. Wells Fargo Bank provides investment advisory
        ------------------
services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

        As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets.

        For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                     Six-Month
                                                    Period Ended
                                                      3/31/97
                                                      -------
Fund                                    Fees Paid               Fees Waived
----                                    ---------               -----------
Prime Money Market Mutual               $1,311,073              $  568,969
Treasury Money Market Mutual            $1,518,347              $  751,971


        The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds.

        For the period begun April 1, 1996, and ended September 5, 1996, the predecessor portfolios paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:

                                                     Period Ended
                                                       9/30/96
                                                       -------

Fund                                    Fees Paid               Fees Waived
----                                    ---------               -----------
Prime Money Market Mutual               $1,845,269              $1,553,968
Treasury Money Market Mutual            $2,442,922              $2,073,426

        For the periods indicated below, the advisory fees paid to the former advisor by the predecessor portfolios of the Prime Money Market Mutual and the Treasury Money Market Mutual Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the advisor. Prior to October 1, 1994, all of these fees were, in turn, paid by the advisor to its affiliates which served as investment sub-advisors during the periods indicated.

                                                      Six-Month
                                Year Ended           Period Ended          Year Ended
Fund                              9/30/95              9/30/94               3/31/94
----                              -------              -------               -------
Prime Money Market Mutual       $  693,315            $330,715              $737,811
Treasury Money Market Mutual    $1,160,424            $454,029              $900,919

        General. Each Fund's Advisory Contract will continue in effect for more
        -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
        ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at an annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to received a monthly fee at an annual rate of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

        Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank, for a monthly fee at an annual rate of 0.05% of the average daily net assets of each Fund.

        For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                               Six-Month
                                              Period Ended
                                                3/31/97
                                                -------
Fund                            Total           Wells Fargo     Stephens
----                            -----           -----------     --------
Prime Money Market Mutual       $400,123        $80,025         $320,098
Treasury Money Market Mutual    $483,198        $96,640         $386,558

        The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

        The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

        For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

        The following table reflects the administration fees which the respective Administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                        Year Ended
Fund                                    9/30/96
----                                    -------
Prime Money Market Mutual               $1,230,872
Treasury Money Market Mutual            $1,745,759

        During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                                                Six-Month
                                Year Ended     Period Ended     Year Ended
Fund                              9/30/95         9/30/94         3/31/94
----                              -------         -------         -------
Prime Money Market Mutual        $577,763        $275,596        $614,901
Treasury Money Market Mutual     $921,886        $347,499        $690,137

        DISTRIBUTOR. Stephens (the "Distributor") located at 111 Center Street,
        -----------
Little Rock, Arkansas, 72201, serves as the distributor for the Funds.

        SHAREHOLDER SERVICING AGENT. The Funds have approved a Servicing Plan
        ---------------------------
and have entered into related shareholder servicing agreements, on behalf of the Service Class shares, with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

        For the period indicated below, the dollar amounts of shareholder servicing fees paid by the Funds, on behalf of the Service Class shares, to Wells Fargo Bank or its affiliates, were as follows:


                                                Six-Month
                                                Period Ended
Fund                                            3/31/97
----                                            -------
Prime Money Market Mutual                       $  692,898
Treasury Money Market Mutual                    $1,230,129

        For the period begun October 1, 1995 and ended September 5, 1996, under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Funds. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The Service Class shares of the Funds paid shareholder servicing fees, after waivers, for the fiscal year ended September 30, 1996 as indicated below:

                                                Year Ended
Fund                                            9/30/96
----                                            -------
Prime Money Market Mutual                       $1,355,940
Treasury Money Market Mutual                    $2,490,845

        General. Each Servicing Plan will continue in effect from year to year
        -------
if such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of servicing agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

        CUSTODIAN. Wells Fargo Bank acts as Custodian for each Fund. The
        ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo
Bank:

Fund                                Custody Fees
----                                ------------
Prime Money Market Mutual               $   0
Treasury Money Market Mutual            $   0

        FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Prime Money Market and Treasury Money Market Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

        For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to

FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:

                                        Year Ended
Fund                                    9/30/96
----                                    -------
Prime Money Market Mutual               $ 73,023*
Treasury Money Market Mutual            $252,183

-------------
*   This amount reflects fee waivers.

        TRANSFER AND DIVIDEND DISBURSING AGENT: Wells Fargo Bank acts as
        --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets of the Service Class shares. Prior to September 1, 1997, Wells Fargo Bank was entitled to receive such monthly payments at the annual rate of 0.02%.

        For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

Fund                                    Transfer Agency Fees
----                                    --------------------
Prime Money Market Mutual                       $   0
Treasury Money Market Mutual                    $   0

        Under the transfer agency agreement for the Service Class shares of the Funds in effect prior to February 1, 1997, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of the Service Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

        UNDERWRITING COMMISSIONS. Front-end sales loads and contingent-deferred
        ------------------------
sales charges are not assessed in connection with the purchase and redemption of Service Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.


                           PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

        Performance shown or advertised for the Service Class shares of the Funds for periods prior to September 6, 1996, reflects the performance of the Service Class shares of the corresponding Pacifica predecessor portfolio.

        AVERAGE ANNUAL TOTAL RETURNS: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)n=ERV.

                     Average Annual Total Return for the
                     -----------------------------------
                Applicable Period Ended September 30, 1997
                ------------------------------------------


Service                         Ten       Five      Three     One
Class                           Year      Year      Year      Year
-----                           ----      ----      ----      ----
Prime Money Market Mutual       5.72%     4.50%     5.37%     5.25%
Treasury Money Market Mutual    5.51%     4.34%     5.20%     5.09%

        CUMULATIVE TOTAL RETURN: In addition to the above performance
        -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                       Cumulative Total Return for the
                       -------------------------------
                Applicable Period Ended September 30, 1997
                ------------------------------------------


Service                         Ten             Five            Three
Class                           Year            Year            Year
-----                           ----            ----            ----
Prime Money Market Mutual        74.35%         24.60%          17.00%
Treasury Money Market Mutua     l70.90%         23.68%          16.43%

        YIELD CALCULATIONS: The Funds may, from time to time, include their
        ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:


                          YIELD = 2[(a - b + 1)/6/-1]
                                     -----
                                       Cd

        where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

        EFFECTIVE YIELD: Effective yields for the Funds are based on the change
        ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

           Yield for the Applicable Period Ended September 30, 1997
           --------------------------------------------------------

                                                Seven-Day
                                Seven-Day       Effective       Thirty-Day
Fund                            Yield           Yield           Yield
----                            -----           -----           -----
Prime Money Market Mutua        l5.26%          5.40%           5.24%
Treasury Money Market Mutual     4.96%          5.09%           5.06%

        From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

        Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

        In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

        From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

        The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

        The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

        The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

        Net asset value per share for the Service Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

        Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

        Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

        Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

        Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.


                            PORTFOLIO TRANSACTIONS

        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

        Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a

Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

        Brokerage Commissions. The Funds did not pay any brokerage commissions
        ---------------------
on portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

        Securities of Regular Broker/Dealers. As of March 31, 1997, the Funds
        ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

Fund                            Broker/Dealers                  Amount
----                            --------------                  ------
Prime Money Market Mutual       Goldman Sachs & Co.             $ 72,419,000
                                J.P. Morgan Securities          $ 15,000,000
                                Morgan Stanley                  $ 15,000,000

Treasury Money Market Mutual    Goldman Sachs & Co.             $172,575,000
                                J.P. Morgan Securities          $232,766,000
                                Morgan Stanley                  $156,530,000

        Portfolio Turnover. The portfolio turnover rate is not a limiting factor
        ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

        From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and

Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

        General. The Company intends to qualify each Fund as a regulated
        -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
        ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

        Taxation of Fund Investments. Except as provided herein, gains and
        ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

        Capital Gain Distributions. Distributions which are designated by a Fund
        --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

        Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

        Other Distributions. Although dividends will be declared daily based on
        -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

        Disposition of Fund Shares. A disposition of Fund shares pursuant to
        --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that

Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum
        ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. The Company may be required to withhold, subject to
        ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

        Foreign Shareholders. Under the Code, distributions of net investment
        --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

        New Regulations. On October 6, 1997, the Treasury Department issued new
        ---------------
regulations

(the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

        Tax-Deferred Plans. The shares of the Funds are available for a variety
        ------------------
of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

        Other Matters. Investors should be aware that the investments to be made
        -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK

        The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

        With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

        As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

        Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

        The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

        Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Service Class shares of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 2, 1998
                      ----------------------------------

                                                                Class; Type             Percentage              Percentage
Fund                            Name and Address                of Ownership            of  Class               of Portfolio
----                            ----------------                ------------            ---------               ------------
PRIME MONEY MARKET              Virg & Co.                      Service Class           30.28%                  5.08%
MUTUAL FUND                     Attn:  MF Dept. A88-4           Record Holder
                                P.O. Box 9800
                                Calabasas, CA  91372-0800

                                Hare & Co.                      Service Class           48.58%                  8.15%
                                Bank of New York                Record Holder
                                One Wall Street, 2nd Floor
                                Attn:  STIF/Master Note
                                New York, NY  10286

                                Virg. & Co.                     Class A                 27.05%                  8.18%
                                Attn:  MF Dept. A88-4           Record Holder
                                P.O. Box 9800
                                Calabasas, CA  91372-0800

                                Hare & Co.                      Class A                 34.78%                 10.52%
                                Bank of New York                Record Holder
                                One Wall Street, 2nd Floor
                                Attn:  STIF/Master Note
                                New York, NY  10005-2501

                                Omnibus Account 2               Class A                 26.93%                  8.15%
                                Attn: Zoe Hines                 Record Holder
                                c/o Stephens Inc.
                                P.O. Box 3507
                                Little Rock, AR  72203

                                Virg & Co.                      Institutional Class     40.44%                  8.87%
                                Attn:  MF Dept. A88-4           Record Holder
                                P.O. Box 9800
                                Calabasas, CA  91372-0800

TREASURY                        Wells Fargo Bank, TTEE          Service Class           5.78%                   N/A
MONEY MARKET                    FBO Choicemaster                Beneficially Owned
MUTUAL FUND                     Attn: Mutual Funds
                                P.O. Box 9800
                                Calabasas, CA  91372-0800

                                Virg & Co.                      Service Class           22.52%                  N/A
                                Attn:  MF Dept. A88-4           Record Holder
                                P.O. Box 9800
                                Calabasas, CA  91372-0800

                                Hare & Co.                      Service Class           66.94%                  13.47%
                                Bank of New York                Record Holder
                                One Wall Street, 2nd Floor
                                Attn:  STIF/Master Note
                                New York, NY  10005-2501

                                Virg. & Co.                     Class A                 36.06%                  6.22%
                                Attn:  MF Dept. A88-4           Record Holder
                                P.O. Box 9800
                                Calabasas, CA  91372


                                                                Class; Type             Percentage              Percentage
Fund                            Name and Address                of Ownership            of  Class               of Portfolio
----                            ----------------                ------------            ---------               ------------
                                WFB-WHOLESALE SWEEP             Class A                 30.18%                  5.21%
                                155 Fifth Street Mac 0106-066   Record Holder
                                San Francisco, CA  94103

                                Hare & Co.                      Class E                 100.00%                 32.54%
                                Bank of New York                Record Holder
                                One Wall Street, 2nd Fl.
                                Attn:  STIFF/Master Note
                                New York, NY  10005-2501

                                Wells Fargo Bank                Institutional Class     33.23%                  7.28%
                                Attn: Investment Sweep T-15     Record Holder
                                1300 S.W. Fifth Ave.
                                Portland, OR  97201-5688

                                Virg. & Co.                     Institutional Class     34.83%                  7.63%
                                Attn:  MF Dept. A88-4           Record Holder
                                P.O. Box 9800
                                Calabasas, CA  91372-0800



        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

        The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

        The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

        The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the six-month period ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

        Annual and Semi-Annual Reports may be obtained by calling 1-800-260-
5969.

                                   APPENDIX

        The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

        Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

        S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

        Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

        S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

        Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

        S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.

                       Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                         Dated February 1, 1998

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                            NATIONAL TAX-FREE FUND
                             OREGON TAX-FREE FUND

                              INSTITUTIONAL CLASS

    Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE and OREGON TAX-FREE FUNDS (sometimes, collectively, the "Tax-Free Funds"). This SAI relates to the Institutional Class shares for each Fund.

This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Historical Fund Information.........................................   1

Investment Restrictions.............................................   1

Additional Permitted Investment Activities..........................   6

Risk Factors........................................................  20

Special Considerations Affecting Arizona Municipal Obligations......  22

Special Considerations Affecting California Municipal Obligations...  24

Special Considerations Affecting Oregon Municipal Obligations.......  28

Management..........................................................  33

Performance Calculations............................................  44

Determination of Net Asset Value....................................  51

Additional Purchase and Redemption Information......................  52

Portfolio Transactions..............................................  52

Fund Expenses.......................................................  54

Federal Income Taxes................................................  55

Capital Stock.......................................................  62

Other...............................................................  64

Independent Auditors................................................  64

Financial Information...............................................  64

Appendix............................................................ A-1

                       HISTORICAL FUND INFORMATION

     The California Tax-Free Bond and California Tax-Free Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of the Company. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the California Tax-Free Bond Fund of the Company (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's California Tax-Free Bond Fund.

     The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the names Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. The Funds commenced operations as follows: Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. On October 1, 1995, the Funds were reorganized as the Pacifica Arizona Tax-Exempt Fund, Oregon Tax-Exempt Fund and National Tax-Exempt Fund, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Arizona Tax-Exempt Fund, National Tax-Exempt Fund and Oregon Tax-Exempt Fund of Pacifica were reorganized as the Company's National Tax-Free, Oregon Tax-Free and Arizona Tax-Free Funds.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund may not:

     (1) purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Oregon Tax-Free Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options;

     (7) borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options;

     (9) invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable; nor

     (10) make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

The Arizona Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The National Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

The Oregon Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The California Tax-Free Bond Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); nor

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The California Tax-Free Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a

Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and
(iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of 30% of such Fund's total assets. The California Tax-Free Bond and California Tax-Free Income Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     The California Tax-Free Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remains until the principal amount can be recovered through demand, is less than five years.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Derivative Securities
     ---------------------

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices of financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market value may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured of derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations, including floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the advisor has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
     Transactions
     ------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------
     The Funds each will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the advisor, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under Section 4(2) of the 1933 Act.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds, may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Municipal Obligations
     ---------------------

     The Funds may invest in municipal obligations issued by governmental entities to obtain funds for various public purposes. These purposes may include the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Each Fund, subject to its respective investment objective and policies, is not limited with respect to which category of municipal bonds it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private user. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Neither California Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     Municipal Lease Obligations. The Funds may invest in municipal lease obligations. The advisor makes determinations concerning the liquidity of a municipal lease obligation based on relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

     Certificates of Participation. The Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     Pass-Through Obligations. Certain of the debt obligations which the Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and, "Special Considerations Affecting Oregon Municipal Securities" in this SAI.

     Stand-By Commitments. The Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

     Each of the Funds expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Each of the Funds intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the advisor's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     Each of the Funds intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

     Tax Status. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Ratings of Municipal Securities. The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by; Standard & Poor's Rating Group ("S&P"), or unrated bonds that are considered by the investment advisor to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

     The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. A description of ratings is contained in the Appendix to the SAI.

     The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment advisor to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment advisor to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


     In the event a security purchased by a Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to this SAI.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission ("SEC") to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Taxable Investments
     -------------------

     Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, from the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high--quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in various types of U.S. Government obligations in accordance with the policies described in the Funds' Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     Warrants
     --------

    Although they have no present intention to do so, the Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the advisor's intent in using the derivatives.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that such a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each state Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the state Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     The state Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

        SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

     The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

     There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

     Arizona state government general fund revenue growth in fiscal year 1997 is forecast to increase by 7.8% over fiscal year 1996. The 4.9% adjusted projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1997 with a total general fund balance of approximately $756 million. The amount of this balance is approximately 15.4% of total general fund expenditures for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $509 million, and a budget stabilization ("rainy day") fund balance of approximately $247 million. The total general fund balance at the end of fiscal year 1998 is projected to be approximately $779 million.

     Additionally, the 1997 legislature enacted a $110 million income tax reduction package, in addition to a $200 million property tax reduction package enacted in 1996, and an income tax reduction of $200 million enacted in 1995. There may be additional legislative activity during 1998 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

     Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     The concentration of the California Tax-Free Bond and California Tax-Free Income Funds in securities issued by governmental units of only one state exposes the Funds to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information. From mid-1990 to late 1993,
     ----------------------------------------------
the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly that related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aaa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AAA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. This trend is projected to continue through the rest of the decade. Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97. In addition, the SFEU is projected to have a positive balance of approximately $553 million as of June 30, 1998. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

     Local Governments. On December 6, 1994, Orange County, California, became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy. As of October 31, 1997, the county's investment rating by S&P was "B".

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California, causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long-term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $460 million in the 1997-98 fiscal year.

     Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances. California tax revenues and other income are segregated
     --------------
into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed, for budgeting and accounting purposes, an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

     Changes in California Constitutional and Other Laws. In 1978, California
     ---------------------------------------------------
voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which requires in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval. In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution. Proposition 218 generally requires voter approval of most tax or fee increases by local governments and curtails local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. It remains to be seen what impact these Articles will have on the ability of obligors to make payments on existing and future California security obligations.

     Other Information.  Certain debt obligations held by the Funds may be
     -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

     The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

     The concentration of the Oregon Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     State Bonds and Revenues. As of December 1, 1997, $3.06 billion (rounded)
     ------------------------
in general obligation bonds issued by the State of Oregon and its agencies were outstanding, including $119.8 million (rounded) in general obligation bonds supported by the budget for the State's general fund and $2.94 billion (rounded) of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $2.20 billion (rounded) of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

     In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

     Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1997-99 biennium, approximately 97.0% of the State's revenues for the 1997-99 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's December 1, 1997 economic and revenue forecast predicts that State General Fund revenues for the 1997-99 biennium will exceed the legislatively approved budget forecast by approximately $252.4 million (or approximately 3.0%).

     The Economy. The following is a summary of a portion of the December 1,
     -----------
1997 quarterly Economic and Revenue Forecast prepared by the State as required by ORS 291.342.

     Slowed by strikes in transportation services and health services, Oregon's job growth rate dropped to its slowest pace in 5-1/2 years in the third quarter of 1997. However, despite the weaker overall numbers, the state's high technology and construction sectors continued to grow at impressive rates.

     Although Oregon's outlook has changed little from the September forecast, downside risks have clearly increased with volatility in wordwide financial markets and the likelihood of slower growth in important Asian markets. Nevertheless, a very likely scenario is a continuation of the modest deceleration that has taken place over the past year. Growth is expected to be led by further expansion of the state's high technology manufacturing industries and their suppliers along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors is expected to translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the state's overall growth rate.

     A pattern of slowing growth is expected for both personal income and employment. Total non-farm wage and salary employment is projected to increase
3.5 percent for 1997 as a whole, down from 4.0 percent in 1996. Job growth is expected to slow further to 2.6 percent in 1998. Personal income is expected to grow a projected 6.7 percent for 1997 and 5.6 percent for 1998. Inflation-adjusted income is expected to increase 3.7 percent in 1998, down from
4.9 percent in 1996 and a projected 4.6 percent in 1997. The state's population is forecast to increase 1.6 percent in 1998, up slightly from an estimated 1.5 percent in 1997.

     Instability among Asian economies is likely to impact Oregon's economy for two reasons. First, Asian markets are important for many Oregon exporters. Five of Oregon's top six export markets in 1996 were in Asia. They include Japan
(1st), South Korea (3rd), Singapore (4th), Hong Kong (5th) and Taiwan (6th). If weakness spreads throughout the Asian economies, Oregon will be affected across a broad spectrum of industries. Second, high technology industries have close links with Asia both in terms of markets and production. The large presence of high technology manufacturing, particularly semiconductor production, makes Oregon more sensitive to slower growth in Asia than other states.

     The Western states are expected by some analysts to continue to lead the nation in economic growth into the next decade. Oregon should benefit from the expanding markets and overall in-migration associated with a high growth regional environment. Although Oregon's overall growth rate over the next seven years is expected to be slightly less than the previous seven year period, the outlook is highly favorable compared to most similar length periods in the state's post-World War II history.

     Recent Environmental Developments. In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

     Recent Developments Affecting Government Revenues. Ballot Measure 5.
     -------------------------------------------------
Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

     The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

     The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

     Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1997 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school district operating revenues.

     Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 50, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

     Ballot Measure 50. The 1997 Legislative Assembly referred to Oregon voters,
     -----------------
and the voters approved at the May 20, 1997, special election, a constitutional amendment ("Measure 50") that replaced the property tax limitations imposed by a voter initiative approved at the November 5, 1996, general election ("Measure 47"). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those which would have been required to be enacted under Measure 47. Measure

50 limits the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. In implementing Measure 50, the Oregon Legislature also ordered a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity). Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 preserves the general limitations on property tax rates of $5 per $1,000 for public education and $10 per $1,000 for all other governmental services. Measure 50 also requires that any new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election in even numbered years. In addition, Measure 50 requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

     Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, is expected to lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

     The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99. The first year of implementation is presently underway with the initial local property tax bills subject to Measure 50 being distributed in late November 1997. Until local governments and county tax assessors and collectors have significantly more practical experience with implementing and administering the property tax system under the guidelines and limitations of Measure 50 and its implementing legislation, the actual short term and long term financial effects of Measure 50 on local governments will be uncertain.

     One lawsuit has been filed challenging the process by which Measure 50 was referred from the legislature to the people for a vote as unconstitutional. The lawsuit was voluntarily dismissed, but the plaintiff is expected to refile an amended complaint. In addition, the Legislative Assembly has referred a constitutional amendment to Oregon voters for the May 1998 ballot which, if approved, would repeal Measure 50's requirement that new property taxes must be approved either in an election where at least 50% of eligible voters have participated or in a general election in an even numbered year.

     The Initiative Process. The Oregon Constitution reserves to the people of
     ----------------------
the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

     Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

     To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

     Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1997, no initiatives had qualified to be placed on the November 1998 general election ballot; however, a number of potential initiatives are in some stage of the process towards attempting to qualify to be placed on the November 1998 ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 50." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

     It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

     Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 50 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes adopted relating to Measure 50 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.


     The Oregon Bond Market. There is a relatively small active market for
     ----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                              Principal Occupations
Name, Age and Address        Position         During Past 5 Years
---------------------        --------         ---------------------
Jack S. Euphrat, 75          Director         Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46          Director,        Executive Vice President of Stephens Inc.;
                             Chairman and     President of Stephens Insurance Services Inc.;
                             President        Senior Vice President of Stephens Sports
                                              Management Inc.; and President of Investor
                                              Brokerage Insurance Inc.

Thomas S. Goho, 55           Director         Associate Professor of Finance of the School
321 Beechcliff Court                          of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                      University since 1982.

Joseph N. Hankin, 57         Director         President of Westchester Community College
75 Grasslands Road                            since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                          University Teachers College since 1976.

*W. Rodney Hughes, 71        Director         Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54          Director         Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                      Water Company and President of Crystal
55 Francisco Street                           Geyser Roxane Water Company since 1977.
San Francisco, CA  94133
(As of 1/1/98)

*J. Tucker Morse, 53         Director         Private Investor; Chairman of Home Account
4 Beaufain Street                             Network, Inc. Real Estate Developer;
Charleston, SC 29401                          Chairman of Renaissance Properties Ltd.;
                                              President of  Morse Investment Corporation;
                                              and Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr., 41    Chief Operating  Vice President of Stephens Inc.; Director of
                             Officer,         Stephens Sports Management Inc.; and
                             Secretary and    Director of Capo Inc.
                             Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                            Total Compensation
                            Aggregate Compensation           from Registrant
Name and Position              from Registrant               and Fund Complex
-----------------           ----------------------          ------------------
Jack S. Euphrat                    $11,250                       $33,750
  Director

R. Greg Feltus                     $  0                          $  0
  Director

Thomas S. Goho                     $11,250                       $33,750
  Director

Joseph N. Hankin                   $ 8,750                       $26,250
  Director

W. Rodney Hughes                   $ 9,250                       $27,750
  Director

Robert M. Joses                    $11,250                       $33,750
  Director

J. Tucker Morse                    $ 9,250
  Director


     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                   Annual Rate
          Fund                            (as percentage of net assets)
          ----                            -----------------------------
Arizona Tax-Free                                        0.50%
California Tax-Free Bond                                0.50%
California Tax-Free Income                              0.50%
National Tax-Free                                       0.50%
Oregon Tax-Free                                         0.50%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                                             Six-Month
                                            Period Ended
                                              3/31/97
                                            ------------
          Fund                  Fees Paid                   Fees Waived
          ----                  ---------                   -----------
Arizona Tax-Free                $   0                       $ 52,838
California Tax-Free Bond*       $1,276,667                  $    0
California Tax-Free Income      $   67,449                  $144,315
National Tax-Free               $   0                       $ 30,284
Oregon Tax-Free                 $   0                       $102,775

_______________
* Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. The Pacifica
     -------------------------------------------------------------
Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the predecessor portfolios. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                   Year Ended
                                     9/30/96
                                   ----------
             Fund         Fees Paid            Fees Waived
             ----         ---------            -----------
Arizona Tax-Free          $ 22,457             $  98,300
National Tax-Free         $   0                $  67,463
Oregon Tax-Free           $173,249             $  57,377


     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisors to the predecessor portfolio of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as advisor to the predecessor portfolio of the Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as advisor to the predecessor portfolio of the Arizona Tax-Free Fund.

     For the periods indicated below, the prior advisors were entitled to receive the following amounts in advisory fees and waived reimbursed fees in the indicated amounts. In 1995, the Funds changed their fiscal year from May 31 to September 30.

                                Four-Month
                               Period Ended                 Year Ended                Year Ended
                                 9/30/95                      5/31/95                   5/31/94
                               ------------                 ----------                ----------
                       Fees              Fees          Fees           Fees        Fees          Fees
Fund                   Paid             Waived         Paid          Waived       Paid         Waived
----                   ----             ------         ----          ------       ----         -----
Arizona Tax-Free       $41,159          $66,373        $124,904      $166,803     $128,905     $172,383
National Tax-Free      $24,173          $68,667        $ 67,845      $145,244     $ 57,059     $141,590
Oregon Tax-Free        $84,999          $43,995        $256,430      $ 84,770     $269,574     $104,948

        California Tax-Free Bond and California Tax-Free Income Funds. For the
        -------------------------------------------------------------
periods indicated below, the California Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                         Nine-Month
                                        Period Ended                      Year Ended                 Year Ended
                                           9/30/96                         12/31/95                   12/31/94
                                        ------------                      ----------                 ----------
                                   Fees              Fees           Fees           Fees          Fees         Fees
Fund                               Paid             Waived          Paid          Waived         Paid        Waived
----                               ----             ------          ----          ------         ----        ------
California Tax-Free Bond*          $1,276,667       $  0            $1,165,967    $248,047      $896,680     $748,655
California Tax-Free Income         $  281,991       $18,321         $  236,632    $ 31,013      $  0         $279,496

__________________

* Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the nine-month period ended September 30, 1996.

        General. Each Fund's Advisory Contract will continue in effect for more
        -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        PORTFOLIO MANAGERS. Mr. Stephen Galiani assumed sole responsibility for
        ------------------
the day-to-day portfolio management of the National Tax-Free Fund in July 1997. Mr. Galiani is also responsible as co-manager of the Arizona Tax-Free and Oregon Tax-Free Funds. Mr. Galiani joined Wells Capital Management in June of 1997 as the Senior Portfolio Manager in charge of the municipal bond group. He came to WCM from Qualivest Capital Management in Portland, Oregon, where he was the Director of Fixed Income for two years. Prior to that, he served as President and portfolio manager of his own investment advisory firm from 1990 to 1995. Earlier affiliations included Keystone Custodian Funds, where he managed the municipal bond team, and Eaton Vance Corporation. Mr. Galiani began his investment career in 1975 after earning an M.B.A. from Boston University. He holds a B.A. from Manhattan College.

        Ms. Laura Milner assumed responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the California Tax-Free Income Fund since November 1992. Ms. Milner is also co-manager of the California Tax-Free Bond Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.


        Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug is also portfolio co-manager of the California Tax-Free Income Fund. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analyst and its California chapter.

        Ms. Mary Gail Walton is also responsible for the day-to-day portfolio management of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been portfolio co-manager of the Funds since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

        ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells
        ----------------------------------
Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02% of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

        Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

        For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                 Six-Month
                                                Period Ended
                                                  3/31/97
                                                ------------
Fund                        Total               Wells Fargo           Stephens
----                        -----               -----------           --------
Arizona Tax-Free            $  5,750            $  1,150              $  4,600
California Tax-Free Bond*   $357,423            $  N/A                $357,423
California Tax-Free Income  $ 16,307            $  3,261              $ 13,046
National Tax-Free           $  3,222            $    644              $  2,578
Oregon Tax-Free             $ 10,907            $  2,181              $  8,726

_______________

* Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended March 31, 1997.

        Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. The
        -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

        For the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during this period, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. The amount also reflects the net administration fees paid, after waivers, by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

                             Year Ended
                              9/30/96
                             ----------
         Fund                 Fees Paid
         ----                ----------
Arizona Tax-Free               $24,636
National Tax-Free              $14,138
Oregon Tax-Free                $49,627

        Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated below and ALPS waived the indicated amounts. In 1995, the Funds changed their fiscal year-end from May 31 to September 30.

                           Four-Month
                          Period Ended               Year Ended                Year Ended
                            9/30/95                   5/31/95                   5/31/94
                          ------------               ---------                 ----------
                        Fees        Fees          Fees        Fees          Fees         Fees
Fund                    Paid       Waived         Paid       Waived         Paid        Waived
----                    ----       ------         ----       ------         ----        ------
Arizona Tax-Free        $4,116      $ 0           $12,490     $  0           $12,890     $  0
National Tax-Free       $2,417      $ 0           $ 6,785     $2,018         $ 5,706     $ 4,210
Oregon Tax-Free         $8,500      $ 0           $25,643     $  0           $26,957     $  0


        California Tax-Free Bond and California Tax-Free Income Funds. Wells Fargo Bank and Stephens currently serve as Administrator and Co-Administrator, respectively, to the Funds. Prior to the Consolidation of the Overland portfolios into the Stagecoach Funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland California Tax-Free Bond Fund. Prior to February 1, 1997, Stephens served as sole Administrator to both California Funds and was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each such Fund's average daily net assets.

        For the periods indicated below, the Funds paid the following dollar amounts to Stephens for administration fees:

                                  Nine-Month
                                 Period Ended     Year Ended    Year Ended
Fund                               9/30/96         12/31/95      12/31/94
----                             ------------     ----------    ----------
California Tax-Free Bond*        $357,423         $384,015       $431,734
California Tax-Free Income       $ 18,371         $ 16,793       $  0

__________________

* Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the nine-month period ended September 30, 1996.


        DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center Street,
        -----------
Little Rock, Arkansas 72201, serves as the distributor to the Funds.

        SHAREHOLDER SERVICING AGENT. The Funds have approved Servicing Plans and
        ---------------------------
have entered into related Shareholder Servicing Agreements, with financial institutions, including Wells Fargo Bank on behalf of the Institutional Class shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

        For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Institutional Class of each Fund to Wells Fargo Bank or its affiliates were as follows:

                                        Six-Month
                                       Period Ended
           Fund                          3/31/97
           ----                        ------------
Arizona Tax-Free                       $    0
California Tax-Free Bond*              $127,063
California Tax-Free Income             $  9,816
National Tax Free                      $    0
Oregon Tax-Free                        $ 10,085

__________________

* Represents amounts paid by the Institutional Class shares of the Stagecoach Fund. The Overland predecessor portfolio did not have an Institutional Class.


        Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For the
        -------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Interstate Bancorp for the Funds indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. For the year ended September 30, 1996, the Institutional Class of each Fund paid, after waivers, the following dollar amounts of shareholder servicing fees:

                                       Year Ended
        Fund                            9/30/96
        ----                           ----------
Arizona Tax-Free                       $  0
National Tax-Free                      $  0
Oregon Tax-Free                        $ 1,295

        The California Tax-Free Income Fund. The California Tax-Free Income Fund
        -----------------------------------
did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

        General. Each Servicing Plan will continue in effect from year to year
        -------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

        Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

        CUSTODIAN. Wells Fargo Bank acts as Custodian for each Fund. The
        ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

        For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in custody fees, after waivers:

         Funds                         Custody Fees
         -----                         ------------
Arizona Tax-Free                           $  0
California Tax-Free Bond*                  $  0
California Tax-Free Income                 $  0
National Tax-Free                          $  0
Oregon Tax-Free                            $  0

_______________

* Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

        Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. FICAL,
        -------------------------------------------------------------
located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

        The predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds did not pay any custody fees to FICAL, after waivers and reimbursements, for the period begun October 1, 1995 and ended September 5, 1996, and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

        California Tax-Free Income Fund. For the nine-month period ended
        -------------------------------
September 30, 1996, the California Tax-Free Income Fund did not pay any custody fees to Wells Fargo Bank.

        TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as
        --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of each Fund's average daily net assets of the Institutional Class shares.

        For the six-month period ended March 31, 1997, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers:

           Fund                             Transfer Agency Fees
           ----                             --------------------
    Arizona Tax-Free                               $   0
    California Tax-Free Bond*                      $   0
    California Tax-Free Income                     $   0
    National Tax-Free                              $   0
    Oregon Tax-Free                                $   0

_______________

* Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

        Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Under the
        -------------------------------------------------------------
prior transfer agency agreement for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

        California Tax-Free Bond and California Tax-Free Income Funds. Under the
        -------------------------------------------------------------
prior transfer agency agreement for the California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the nine-month period ended September 30, 1996, the California Funds did not pay any transfer and dividend disbursing agency fees.

        UNDERWRITING COMMISSIONS. Front-end sales loads and contingent deferred
        ------------------------
sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions were paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

        Performance shown or advertised for the Institutional Class shares of the Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Arizona Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Arizona Tax-Free Fund.

        Performance shown or advertised for the Institutional Class shares of the Stagecoach California Tax-Free Bond Fund for periods prior to December 15, 1997, reflects performance of the Class A shares of the Overland California Tax-Free Fund (the accounting survivor of a merger of the Funds on December 12, 1997).

        Performance shown or advertised for the Institutional Class shares of the California Tax-Free Income Fund for periods prior to September 6, 1996, reflects the performance of the Fund's Class A shares.

        Performance shown or advertised for the Institutional Class shares of the National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica National Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach National Tax-Exempt Fund.

        Performance shown or advertised for the Institutional Class shares of the Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Oregon Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Oregon Tax-Free Fund.

        See "Historical Fund Information."

        AVERAGE ANNUAL TOTAL RETURN: The Funds may advertise certain total
        ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

            Average Annual Total Return for the Applicable Period
                          Ended September 30, 1997/1/
                          ------------------------
  Institutional                                Five        Three         One
      Class                   Inception/2/     Year         Year         Year
  -------------               ------------     ----        -----         ----
Arizona Tax-Free                 6.76%         6.36%       7.28%         8.98%
California Tax-Free Bond/3/      8.13%         7.01%       7.32%         8.40%
California Tax-Free Income       4.81%          N/A        5.41%         5.73%
National Tax-Free                5.77%          N/A        7.32%         8.52%
Oregon Tax-Free                  7.23%         6.30%       7.82%         8.32%

____________________

1 For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the California Tax-Free Income Fund reflect the performance of the Class A shares of such Fund. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Arizona, Oregon, and National Tax-Free Funds reflects the performance of such Funds' predecessor portfolios. The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997). Institutional Class shares do not assess a sales charge.

2 Each Fund or its predecessor commenced operations as follows: California Tax-Free Income - November 18, 1992; Overland California Tax- Free Bond Class A-October 6, 1988; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. The California Funds Institutional class shares commenced operations on September 6, 1996.

3 Reflects the performance of the Class A shares of the predecessor portfolio for the applicable period ended June 30, 1997.

        CUMULATIVE TOTAL RETURN: In addition to the above performance
        -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

  Cumulative Total Return for the Applicable Period Ended September 30, 1997/1/
  -----------------------------------------------------------------------------
    Institutional                              Five          Three
        Class              Inception/2/        Year          Year
    -------------          ------------        ----          -----
Arizona Tax-Free             44.11%            36.13%        23.46%
California Tax-Free Bond     98.62%            40.34%        23.61%
California Tax-Free Income   25.75%             N/A          17.13%
National Tax-Free            29.94%             N/A          23.61%
Oregon Tax-Free              91.90%            35.71%        25.34%

____________________

1 For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the California Tax-Free Income Fund reflect the performance of the Class A shares of such Fund. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Arizona, Oregon, and National Tax-Free Funds reflects the performance of such Funds' predecessor portfolios. The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland Express California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997). Institutional Class shares do not assess a sales charge.

2 Each Fund or its predecessor commenced operations as follows: California Tax-Free Income - November 18, 1992; Overland California Tax- Free Bond Class A - October 6, 1988; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. The California Funds Institutional class shares commenced operations on September 6, 1996.

3 Reflects the performance of the Class A shares of the predecessor portfolio for the applicable period ended June 30, 1997.

        YIELD CALCULATIONS: The Funds may, from time to time, include their
        ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                     YIELD = 2[(a - b + 1)6 -1]
                                -----
                                  Cd

        where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

        TAX-EQUIVALENT YIELD: Quotations of tax-equivalent yield for a Tax-Free
        --------------------
Fund are calculated according the following formula:

                   TAX EQUI VALENT YIELD = ( E ) + t
                                           -----
                                           1 - p

                   E = Tax-exempt yield
                   p = stated income tax rate
                   t = taxable yield

        EFFECTIVE YIELD: Effective yields for the Funds are based on the change
        ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1.

           Yield for the Applicable Period Ended September 30, 1997
           --------------------------------------------------------
                              Thirty-Day           Thirty-Day Tax-
       Fund                     Yield             Equivalent Yield
       ----                   ----------          ----------------
Arizona Tax-Free                3.57%                6.26%
California Tax-Free Bond*       4.71%                8.76%
California Tax-Free Income      3.68%                6.85%
National Tax-Free               4.52%                6.28%
Oregon Tax-Free                 4.26%                7.75%

____________________

* The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland Express California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997) for the applicable period ended June 30, 1997.


        From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

        Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

        In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

        From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

        The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor and the total amount of assets under management by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

        The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

        The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

        Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

        Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

        Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

        Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells

Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

        Brokerage Commissions. For the six-month period ended March 31, 1997,
        ---------------------
the Funds did not pay any brokerage commissions.

        During the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994, the California Funds did not pay any brokerage commissions on portfolio transactions.

        During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions.

        Securities of Regular Broker/Dealers. As of March 31, 1997, the Funds
        ------------------------------------
owned securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act as follows.



      Fund                  Broker/Dealer                  Amount
      ----                  -------------                  ------
Arizona Tax-Free           Goldman Sachs & Co.             $762,919
Oregon Tax-Free            Goldman Sachs & Co.             $504,001

        Portfolio Turnover Rate. The portfolio turnover rate is not a limiting
        -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate s not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

        From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance.

        Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent;

expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

        General. The Company intends to qualify each Fund as a regulated
        -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

        The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

        In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
        ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

        Taxation of Fund Investments. Except as provided herein, gains and
        ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

        Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

        If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

        If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

        Capital Gain Distributions. Distributions which are designated by a Fund
        --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

        Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

        Other Distributions. Although dividends will be declared daily based on
        -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

        Disposition of Fund Shares. A disposition of Fund shares pursuant to
        --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

        If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

        If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum
        ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. The Company may be required to withhold, subject to
        ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

        Foreign Shareholders. Under the Code, distributions of net investment
        --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a

Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

        New Regulations. On October 6, 1997, the Treasury Department issued new
        ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

        Special Tax Considerations.
        --------------------------
All Funds

        The Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations, the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

        Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

        In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT.

Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their own tax advisors.

        Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

Arizona Tax-Free Fund

        Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

        Because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund. The Company makes no representations as to Arizona state and local taxes that may be imposed on a corporate investor in the Arizona Tax-Free Fund and encourages such investors to consult with their own tax advisors.

California Tax-Free Bond Fund and California Tax-Free Income Fund

        Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund and California Tax-Free Income Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund and California Tax-Free Income Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

        Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund and California Tax-Free Income Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

        Shareholders of the California Tax-Free Bond Fund and California Tax-Free Income Fund should consult their own tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund and California Tax-Free Income Fund, such as consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund or California Tax-Free Income Fund and encourages such investors to consult with their own tax advisors.

Oregon Tax-Free Fund

        So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.

        Shareholders of the Oregon Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the federal income tax consequences of such investments. The Company makes no representations as to Oregon state and local taxes that may be imposed on a corporate investor in the Oregon Tax-Free Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free Fund

        Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

        Other Matters. Investors should be aware that the investments to be made
        -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

        The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

        The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

        With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

        As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

        The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

        Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

        Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class shares of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 2, 1998

                      Name and                       Class; Type            Percentage        Percentage
Fund                  Address                        of Ownership            of Class          of Fund
----                  --------                       ------------           ----------        ----------
ARIZONA TAX-          Virg & Co.                     Institutional Class        94.87%            62.03%
FREE FUND             Attn: MF Dept. A88-4           Record Holder
                      P. O. Box 9800
                      Calabasas, CA 91372-0800

CALIFORNIA            Dim & Co.                      Institutional Class         80.82%            10.03%
TAX-FREE BOND         Attn: MF Dept. A88-4           Record Holder
FUND                  P. O. Box 9800
                      Calabasas, CA 91372-0800

                      Hep & Co.                      Institutional Class          5.63%              N/A
                      Attn: MF Dept. A88-4           Record Holder
                      P. O. Box 9800
                      MAC 9139-027
                      Calabasas, CA 91302

CALIFORNIA            Dim & Co.                     Institutional Class          66.08%            6.78%
TAX-FREE INCOME       Attn: MF Dept A88-4           Record Holder
FUND                  P. O. Box 9800
                      Calabasas, CA 91372-0800

                      Hep & Co.                     Institutional Class          30.40%             N/A
                      Attn: MF Dept. A88-4          Record Holder
                      P. O. Box 9800
                      MAC 9139-027
                      Calabasas, CA 91302

OREGON                Dim & Co.                     Institutional Class          10.78%            N/A
TAX-FREE FUND         Attn: MF Dept. A88-4          Record Holder
                      P. O. Box 9800
                      Calabasas, CA 91372-0800

                      Virg & Co.                    Institutional Class         55.82%            10.84%
                      Attn: MF Dept A88-4           Record Holder
                      P. O. Box 9800
                      Calabasas, CA 91372-0800

                      Hep & Co.                     Institutional Class         20.10%            N/A
                      Attn: MF Dept. A88-4          Record Holder
                      P. O. Box 9800 MAC 9139-027
                      Calabasas, CA 91302

                      Stephens Inc. FBO          Institutional Class       9.26%             N/A
                      A/C 77676963               Beneficially Owned
                      P. O. Box 34127
                      Little Rock, AR 72202


        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

        This Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

        The portfolio of investments and unaudited financial statements for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Report as filed with the SEC on December 5, 1997.

        The portfolio of investments and unaudited financial statements for the Overland California Tax-Free Bond Fund for the six-month period ended June 30, 1997, are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

        The portfolio of investments, audited financial statements and independent auditors' report for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the six-month period ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

        The portfolio of investments, audited financial statements and independent auditors' report for the Overland California Tax-Free Bond Fund, for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

        Annual and Semi-Annual Reports may be obtained by calling 1-800-260-
5969.

                                   APPENDIX

        The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

        Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

        S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

        Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

        S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

        Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

        S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                           STAGECOACH FUNDS(R), INC.


                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION


                             Dated February 1, 1998

                       TREASURY MONEY MARKET MUTUAL FUND


                                    Class E


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds -- the Treasury Money Market Mutual Fund (the "Fund"). This SAI relates to the Class E shares of the Fund.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or by writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS



                                                                                 Page
                                                                                 ----
Historical Fund Information....................................................   1

Investment Restrictions........................................................   1

Additional Permitted Investment Activities.....................................   3

Risk Factors...................................................................   7

Management.....................................................................   9

Performance Calculations.......................................................  18

Determination of Net Asset Value...............................................  22

Additional Purchase and Redemption Information.................................  24

Portfolio Transactions.........................................................  24

Fund Expenses..................................................................  26

Federal Income Taxes...........................................................  26

Capital Stock..................................................................  31

Other..........................................................................  34

Independent Auditors...........................................................  35

Financial Information..........................................................  35

Appendix.......................................................................  A-1

                          HISTORICAL FUND INFORMATION


     The Treasury Money Market Mutual Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacifica American Funds. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund. The Class E shares of the Fund commenced operations on March 24, 1997.


                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies
     -------------------------------


     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Treasury Money Market Mutual Fund may not:


     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;


     (2) borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, the Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;


     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;


     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;


     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;


     (7)  invest in companies for the purpose of exercising control;


     (8) make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;


     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor


     (10) lend its portfolio securities in excess of one-third of the value of its total assets.


     Non-Fundamental Investment Policies
     -----------------------------------


     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.


     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.


     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     Set forth below are descriptions of certain investments and additional investment policies for the Fund.


     Floating- and Variable-Rate Obligations
     ---------------------------------------


     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------


     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.


     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.


     Illiquid Securities
     -------------------


     The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its assets in net illiquid securities.

     Loans of Portfolio Securities
     -----------------------------


     The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.


     The Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. The Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.


     Other Investment Companies
     --------------------------


     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     Repurchase Agreements
     ---------------------


     The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.


     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


     Borrowing and Reverse Repurchase Agreements
     -------------------------------------------


     The Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------


     The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


     The Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Fund may invest in U.S. Treasury STRIPS.


     The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------


     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.


     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                  RISK FACTORS


     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.


     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of the "highest quality." "Highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Board of Directors of the Company.


     The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

            . capped floaters (on which interest is not paid when market rates move above a certain level);

            . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

            . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

            . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

            . inverse floaters (which reset in the opposite direction of their index).


     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.


     The Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.


     The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.


                                  MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                             Principal Occupations
Name, Age and Address                  Position              During Past 5 Years
---------------------                  --------              -------------------
Jack S. Euphrat, 75                    Director              Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,             Executive Vice President of Stephens Inc.;
                                       Chairman and          President of Stephens Insurance Services Inc.;
                                       President             Senior Vice President of Stephens Sports
                                                             Management Inc.; and President of Investor
                                                             Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director              Associate Professor of Finance of the School
321 Beechcliff Court                                         of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                     University since 1982.

Joseph N. Hankin, 57                   Director              President of Westchester Community College
75 Grasslands Road                                           since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                         University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director              Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54                    Director              Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                     Water Company and President of Crystal Geyser
55 Francisco Street                                          Roxane Water Company since 1977.
San Francisco, CA 94133
(As of 1/1/98)

*J. Tucker Morse, 53                   Director              Private Investor; Chairman of Home Account
4 Beaufain Street                                            Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                         of Renaissance Properties Ltd.; President of
                                                             Morse Investment Corporation; and Co-Managing
                                                             Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating       Vice President of Stephens Inc.; Director of
                                       Officer,              Stephens Sports Management Inc.; and Director
                                       Secretary and         of Capo Inc.
                                       Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------



                                                                               Total Compensation
                                      Aggregate Compensation                     from Registrant
Name and Position                        from Registrant                        and Fund Complex
-----------------                        ---------------                        ----------------
Jack S. Euphrat                             $11,250                                  $33,750
Director

R. Greg Feltus                              $  0                                     $  0
Director

Thomas S. Goho                              $11,250                                  $33,750
Director

Joseph N. Hankin                            $ 8,750                                  $26,250
Director

W. Rodney Hughes                            $ 9,250                                  $27,750
Director

Robert M. Joses                             $11,250                                  $33,750
Director

J. Tucker Morse                             $ 9,250                                  $27,750
Director



     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


     Investment Adviser. Wells Fargo Bank provides investment advisory services to the Fund. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.


     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.


     For the period indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                        Six-Month Period Ended 3/31/97
                        ------------------------------

                  Fees Paid                      Fees Waived
                  ---------                      -----------

                 $1,518,347                       $751,971


     The Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Treasury Money Market Fund. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Treasury Money Market Mutual Fund.


     For the period begun [April 1, 1996] and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Fund paid to Wells Fargo Bank advisory fees of $2,442,922 of which $2,073,426 were waived.


     For the periods indicated below, the advisory fees paid to the former adviser by the predecessor portfolio of the Treasury Money Market Mutual Fund were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as investment sub-advisers during the periods indicated.


                               Six-Month
         Year Ended           Period Ended        Year Ended
          9/30/95               9/30/94             3/31/94
          -------               -------             -------

         $1,160,424            $454,029            $900,919




     General.  The Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


     Administrator and Co-Administrator.  The Company has retained Wells Fargo
     ------------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04% respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.


     Prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.


     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                                    Six-Month Period
                                      Ended 3/31/97
                                      -------------

                  Total               Wells Fargo         Stephens
                  -----               -----------         --------

                 $483,198               $96,640           $386,558



     The Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolio provided management and administration services necessary for the operation of the Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.


     The predecessor portfolio of the Treasury Money Market Mutual Fund was administered through April 14, 1996 by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of the Fund's average daily net assets.


     The following table reflects the administration fees which the respective Administrators of the Fund and its predecessor portfolio paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid by the respective former Administrator of the predecessor portfolio during the period begun October 1, 1995 and ended September 5, 1996. During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, administration fees paid to Dreyfus by the predecessor portfolio of the Treasury Money Market Mutual Fund were as listed below.



                                               Six-Month
       Year Ended            Year Ended      Period Ended       Year Ended
         9/30/96              9/30/95           9/30/94           3/31/94
         -------              -------           -------           -------
       $1,745,759             $921,886         $347,499          $690,137



     Distributor.  Stephens (the "Distributor"), located at 111 Center Street,
     ------------
Little Rock, Arkansas 72201 serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the Class E shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").


     Under the Plan and pursuant to the Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at the annual rate of up to 0.10% of the Fund's average daily net assets attributable to Class E shares. Prior to September 1, 1997, the Distributor was entitled to a monthly fee at the annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class E shares.


     The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


     For the six month period ended March 31, 1997, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan for Class E shares.



                 Printing & Mailing        Marketing        Compensation to
     Total          Prospectus             Brochures          Underwriters
     -----          ----------             ---------          ------------

    $46,608            N/A                    N/A               $46,608



     For the six-month period ended March 31, 1997, WFSI and its registered representatives received no compensation under the Fund's Plan.


     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class E shares of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.


     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of

Directors who are not "interested persons" of the Company be made by such disinterested Directors.


     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class E shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Class E shares of the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


     Shareholder Servicing Agent.  The Fund has approved a Servicing Plan and
     ----------------------------
has entered into a related Shareholder Servicing Agreement, on behalf of Class E shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30% (0.25% prior to September 1, 1997), on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of shareholder servicing agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


     For the six-month period ended March 31, 1997, the Fund paid $46,608 in shareholder servicing fees to Wells Fargo Bank or its affiliates.


     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


     Custodian.  Wells Fargo Bank acts as Custodian for the Fund. The Custodian,
     ----------
among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.


     For the six-month period ended March 31, 1997 the Fund did not pay any custody fees, after waivers, to Wells Fargo Bank.


     FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Treasury Money Market Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.


     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank, were $252,183. This amount reflects fee waivers.


     Transfer and Dividend Disbursing Agent.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the average daily net assets of the Class E shares. Prior to September 1, 1997, Wells Fargo Bank was entitled to receive transfer agency fees at an annual rate of 0.02% of the average daily net assets of the Fund's Class E shares.


     For the six-month period ended March 31, 1997 the Fund did not pay any compensation for transfer and dividend disbursing agency services to Wells Fargo Bank.


     Underwriting Commissions.  Front-end sales loads and contingent-deferred
     -------------------------
sales charges are not assessed in connection with the purchase and redemption of Class E shares. Therefore, no underwriting commissions are paid to Stephens as the Distributor of the Fund's Class E shares.

                           PERFORMANCE CALCULATIONS


     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


     Performance information may be useful in reviewing performance and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of the Class E shares, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.


     The total return information presented below and advertised by the Fund for the period prior to March 24, 1997, the date the Class E shares of the Fund commenced operations, is based upon the prior performance of the Fund's Service Class shares, which commenced operations on October 1, 1985.


     Average Annual Total Return:  The Fund may advertise certain total return
     ---------------------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.


     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.


 Average Annual Total Return for the Applicable Period Ended September 30, 1997
 ------------------------------------------------------------------------------




              Fund                 Inception    One Year    Three Year    Five Year    Ten Year
              ----                 ---------    --------    ----------    ---------    --------
Treasury Money Market Mutual
- Class E                           5.44%        4.60%        4.87%         4.06%        5.26%



     Cumulative Total Return:  In addition to the above performance information,
     -----------------------
the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended September 30, 1997
     --------------------------------------------------------------------------




            Fund                       Inception    Three Year     Five Year     Ten Year
            ----                       ---------    ----------     ---------     --------
Treasury Money Market Mutual -
Class E                                 88.80%        15.34%        22.03%        66.96%



     Yield Calculations:  The Fund may, from time to time, include its yield and
     ------------------
effective yield in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


     Effective Yield:  Effective yields for the Fund are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.


           Yields for the Applicable Period Ended September 30, 1997
           ---------------------------------------------------------


                                                                 Seven-Day
                                                Seven-Day        Effective     Thirty-Day
                Fund                              Yield            Yield         Yield
                ----                              -----            -----         -----

Treasury Money Market Mutual - Class E            4.76%            4.88%         4.86%



     From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares, the Company may quote the performance or price-earning ratio of the Fund or Class in advertising and other types of literature as compared to the performance of the S&P

Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or the Class E shares also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.


     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or the Class E shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.


     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."


     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.


     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account,

Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.


     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE


     Net asset value per share for Class E shares of the Fund is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.


     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.


     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund.


                             PORTFOLIO TRANSACTIONS


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.


     Wells Fargo Bank, as the Investment Adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.


     Brokerage Commissions.  The Fund did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the six-month period ended March 31, 1997 or the nine-month period ended September 30, 1996.


     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Fund owned
     ------------------------------------
securities of its "regular brokers or dealers" or their parents, as defined in the Act as follows:


Fund                                    Broker/Dealers              Amount
----                                    --------------              ------
Treasury Money Market Mutual            Goldman Sachs & Co.         $172,575,000
                                        J.P. Morgan Securities      $232,766,000
                                        Morgan Stanley              $156,530,000



     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES


     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.



                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Fund intends to qualify as a regulated investment company
     -------
under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains distributed to its shareholders.


     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.


     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, include net short-term capital gains) earned in each taxable year. Although the Fund must ordinarily make such distributions during the taxable year in which it realized the net investment income, in certain circumstances, the Fund may make such distributions in the following taxable year. Furthermore, distributions declared to a shareholder of record in a day in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.


     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.


     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.


     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.


     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.


     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.


     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The IRS has published a notice applying the reduced capital gains rates to pass-through entities until the regulations are issued. According to the notice, a Fund may designate the portion of its capital gain distributions, if any, to which the 28% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund, determined as if the Fund were an individual subject to a marginal tax rate of 28%. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on any capital gains paid by the Fund.


     Other Distributions.  Although dividends will be declared daily based on
     -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends.

Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.


     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.


     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.


     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the taxpayer identification number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.


     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., an estate the income of which is not subject to U.S. federal income tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain to foreign shareholders are generally not subject to U.S. income tax withholding.


     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of its distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.


     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK


     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of thirty-one other funds.


     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.


     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.


     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the

Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.


     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.


     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.


     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.


     Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                     5% OWNERSHIP AS OF JANUARY 2, 1998
                      ----------------------------------


                                                       Class; Type             Percentage           Percentage
Fund                 Name and Address                  of Ownership             of Class           of Portfolio
----                 ----------------                  ------------             --------           ------------
TREASURY             Virg. & Co.                       Class A                   36.06%               6.22%
MONEY                Attn:  MF Dept. A88-4             Record Holder
MARKET               P.O. Box 8900
MUTUAL               Calabasas, CA  91372

                     Hare & Co.                        Class A                    8.65%                N/A
                     Bank of New York                  Record Holder
                     One Wall Street, 2nd Fl.
                     Attn:  STIF/Master Note
                     New York, NY  10005

                     Omnibus Account                   Class A                   21.99%                N/A
                     c/o Stephens Inc.                 Record Holder
                     Attn Zoe Hines
                     111 Center Street
                     Little Rock, AR 72201

                     WFB - Wholesale Sweep             Class A                   30.18%               5.21%
                     155 Fifth Street                  Record Holder
                     MAC 0106-066
                     San Francisco, CA  94103

                     Virg. & Co.                       Institutional Class       34.83%               7.63%
                     Attn:  MF Dept. A88-4             Record Holder
                     P.O. Box 8900
                     Calabasas, CA  91372

                     Wells Fargo Bank                  Institutional Class       33.23%               7.28%
                     Attn: Investment Sweep T-15       Record Holder
                     1300 S.W.  Fifth Avenue
                     Portland, OR  97201

                     Hare & Co.                        Institutional Class        8.79%                N/A
                     Bank of New York                  Record Holder
                     One Wall Street, 2nd Fl.
                     Attn:  STIF/Master Note
                     New York, NY  10005

                     Castle Tower Holding Corp.        Institutional Class        9.92%                N/A
                     510 Bering Drive, Suite 310       Record Holder
                     Houston, TX   77057

                                                       Class; Type             Percentage           Percentage
Fund                 Name and Address                  of Ownership             of Class           of Portfolio
----                 ----------------                  ------------             --------           ------------
                     Virg. & Co.                       Service Class             22.52%                N/A
                     Attn:  MF Dept. A88-4             Record Holder
                     P.O. Box 8900
                     Calabasas, CA  91372

                     Wells Fargo Bank                  Service Class              5.78%                N/A
                     FBO Choicemaker                   Record Holder
                     Attn:  Mutual Funds
                     P.O. Box 9800
                     Calabasas, CA  91372

                     Hare & Co.                        Service Class             66.94%               13.47%
                     Bank of New York                  Record Holder
                     One Wall Street, 2nd Fl.
                     Attn:  STIF/Master Note
                     New York, NY  10005

                     Hare & Co.                        Class E                  100.00%               32.54%
                     Bank of New York                  Record Holder
                     One Wall Street, 2nd Fl.
                     Attn:  Stiff/Master Note
                     New York, NY  10005

                     Wells Fargo Bank Agent            Administrative            20.42%                N/A
                     Orlandi No. 143242                Class
                     Mutual Funds No. 0187-112         Record Holder
                     AU No. 6971
                     201 Third Street, 11th Floor
                     San Francisco, CA  94163



         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                      OTHER


         The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS


         KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION


         The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.



         The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.


         Annual and Semi-Annual Reports may be obtained by calling
1-800-222-8222.

                                   APPENDIX



         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds


         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.


         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes


         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.


         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper


         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.


         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."


Corporate Notes


         S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                           STAGECOACH FUNDS, INC.
                  SEC Registration Nos. 33-42927; 811-6419

                                   PART C

                              OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

          With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

          With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 4, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

          With respect to the International Equity Fund and National Tax Free Money Market Trust, the financial statements for such Funds will be incorporated by reference in their respective statements of additional information when available.

          With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland Express Funds, Inc. ("Overland") (SEC File Nos. 33-16296; 811-8275) as filed with the SEC on September 3, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland as filed with the SEC on September 3, 1997.

          With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     (b)  Exhibits:
          --------

     Exhibit
     Number     Description
     --------   -----------

     1(a)    -  Amended and Restated Articles of Incorporation dated November
                22, 1995, incorporated by reference to Post-Effective
                Amendment No. 17 to the Registration Statement, filed November
                29, 1995.

     1(b)    -  Articles Supplementary

     2       -  By-Laws, incorporated by reference to Post-Effective Amendment
                No. 31 to the Registration Statement, filed May 15, 1997.

     3       -  Not Applicable

     4       -  Not Applicable

     5(a)(i) -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     5(a)(ii)-  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

     5(b)(i) -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     5(b)(ii)-  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

     5(c)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     5(d)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     5(e)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Ginnie Mae Fund, incorporated by reference to Post-Effective
                Amendment No. 2 to the Registration Statement, filed April 17,
                1992.

     5(f)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Growth and Income Fund, incorporated by reference to Post-
                Effective Amendment No. 2 to the Registration Statement, filed
                April 17, 1992.

     5(g)(i) -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     5(g)(ii)-  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

     5(h)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Money Market Mutual Fund, incorporated by reference to Post-
                Effective Amendment No. 3 to the Registration Statement, filed
                May 1, 1992.

     5(i)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

     5(j)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Diversified Income Fund, incorporated by reference to Post-
                Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

     5(k)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Arizona Tax-Free Fund, incorporated by reference to Post-
                Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

     5(l)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Balanced Fund, incorporated by reference to Post-Effective
                Amendment No. 30 to the Registration Statement, filed January
                31, 1997.

     5(m)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Equity Value Fund, incorporated by reference to Post-Effective
                Amendment No. 30 to the Registration Statement, filed January
                31, 1997.

     5(n)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Government Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                Statement, filed January 31, 1997.

     5(o)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Intermediate Bond Fund, incorporated by reference to Post-
                Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

     5(p)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Money Market Trust Fund, incorporated by reference to Post-
                Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

     5(q)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                National Tax-Free Fund, incorporated by reference to Post-
                Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

     5(r)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Oregon Tax-Free Fund, incorporated by reference to Post-
                Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

     5(s)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Prime Money Market Mutual Fund, incorporated by reference to
                Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

     5(t)    -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                Statement, filed January 31, 1997.

     5(u)    -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

     5(v)    -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

     5(v)(i) -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Index Allocation, Short-Term Government-Corporate Income, Short-Term Municipal Income, Overland Express Sweep and Variable Rate Government Funds, filed September 25, 1997.

     5(v)(ii)-  Form of Sub-Advisory Contract with Barclays Global Fund
                Advisors on behalf of the Index Allocation Fund, filed September 25, 1997.

     5(w)    -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

     6(a)    -  Amended Distribution Agreement with Stephens Inc.,
                incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     6(b)    -  Selling Agreement with Wells Fargo Bank, N.A. on behalf of the
                Funds, incorporated by reference to Post-Effective Amendment
                No. 2 to the Registration Statement, filed April 17, 1992.

     7       -  Not Applicable

     8(a)    -  Custody Agreement with Wells Fargo Institutional Trust
                Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     8(b)    -  Custody Agreement with Wells Fargo Institutional Trust
                Company, N.A. on behalf of the U.S. Government Allocation
                Fund, incorporated by reference to Post-Effective Amendment
                No. 2 to the Registration Statement, filed April 17, 1992.

     8(c)    -  Custody Agreement with Wells Fargo Institutional Trust
                Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     8(d)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     8(e)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     8(f)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                Growth and Income Fund, incorporated by reference to Post-
                Effective Amendment No. 2 to the Registration Statement, filed
                April 17, 1992.

     8(g)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                Ginnie Mae Fund, incorporated by reference to Post-Effective
                Amendment No. 2 to the Registration Statement, filed April 17,
                1992.

     8(h)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                Money Market Fund, incorporated by reference to Post-Effective
                Amendment No. 3 to the Registration Statement, filed May 1,
                1992.

     8(i)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

     8(j)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                Diversified Income Fund, incorporated by reference to Post-
                Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

     8(k)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

     8(l)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

     8(m)    -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                Aggressive Growth Fund, incorporated by reference to Post-
                Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

     8(n)    -  Custody Agreement with Wells Fargo Bank on behalf of the
                Arizona Tax-Free, Balanced, Equity Value, Government Money
                Market Mutual, Index Allocation, Intermediate Bond, Money
                Market Trust, National Tax-Free, Oregon Tax-Free, Overland
                Express Sweep, Prime Money Market Mutual, Short-Term
                Government-Corporate Income, Short-Term Municipal Income,
                Treasury Money Market Mutual and Variable Rate Government
                Funds, filed September 25, 1997.

     9(a)(i) -  Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

     9(a)(ii)-  Co-Administration Agreement with Wells Fargo Bank, N.A. and
                Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

     9(b)      - Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

     9(c)(i)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     9(c)(ii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     9(c)(iii) - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

     9(c)(iv)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

     9(c)(v)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

     9(c)(vi)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

     9(c)(vii) - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(viii)- Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(ix)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(x)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xi)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                  on behalf of the Class B Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xiii) - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                  on behalf of the Class B Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

     9(c)(xiv)  - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xv)   - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xvi)  - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xvii) - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xviii)- Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xix)  - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(c)(xx)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                  on behalf of the Class A Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

     9(d)(i)    - Servicing Plan on behalf of the National Tax-Free Money
                  Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

     9(d)(ii)   - Servicing Plan on behalf of the Class B Shares of the Asset
                  Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(d)(iii)  - Servicing Plan on behalf of the Class B Shares of the
                  California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(d)(iv)   - Servicing Plan on behalf of the Class B Shares of the
                  Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(d)(v)    - Servicing Plan on behalf of the Class B Shares of the Ginnie
                  Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(d)(vi)   - Servicing Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(d)(vii)  - Servicing Plan on behalf of the Class B Shares of the U.S.
                  Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     9(d)(viii) - Servicing Plan on behalf of the Class A Shares of the
                  Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

     9(d)(ix)   - Servicing Plan on behalf of the Class B Shares of the
                  Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

     9(d)(x)    - Servicing Plan on behalf of the Class B shares of the Index
                  Allocation Fund, filed September 25, 1997.

     9(e)(i)    - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Class A Shares of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

     9(e)(ii)   - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Class B Shares of the Arizona Tax-Free, Balanced, Equity Value, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

     9(e)(iii)  - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Institutional Class Shares of the Aggressive Growth, Arizona Tax-Free, Balanced, California Tax-Free Bond, California Tax-Free Income, Equity Value, Ginnie Mae, Growth and Income, Intermediate Bond, International Equity, Money Market Mutual, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate Government, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

     9(e)(iv)   - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Service Class Shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17, 1996.

     9(e)(v)    - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Money Market Trust and California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

     9(e)(vi)   - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Class E Shares of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed January 23, 1997.

     9(e)(vii)  - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Administrative Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

     9(e)(viii) - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Class C shares of the Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

     9(e)(ix)   - Servicing Plan and Form of Shareholder Servicing Agreement
                  on behalf of the Institutional Class shares of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

     9(f)       - Shareholder Administrative Servicing Plan and Form of
                  Administrative Servicing Agreement on behalf of Class A shares of Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25, 1997.

     10         - Opinion and Consent of Counsel, filed herewith.

     11         - Independent Auditor's Consent, filed herewith.

     12         - Not Applicable

     13         - Investment letter, incorporated by reference to Item 24(b)
                  of Pre-Effective Amendment No. 1 to the Registration Statement, filed November 29, 1991.

     14         - Not Applicable

     15(a)(i)   - Distribution Plan on behalf of the California Tax-Free Money
                  Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     15(a)(ii)  - Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

     15(a)(iii) - Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

     15(a)(iv)  - Distribution Plan on behalf of the California Tax-Free
                  Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

     15(a)(v)   - Distribution Plan on behalf of the Short-Intermediate U.S.
                  Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

     15(a)(vi)  - Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(a)(vii) - Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(a)(viii)- Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(a)(ix)  - Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(a)(x)   - Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(a)(xi)  - Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(a)(xii) - Distribution Plan on behalf of the National Tax-Free Money
                  Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

     15(a)(xiii)- Distribution Plan on behalf of the Class A Shares of the
                  Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

     15(a)(xiv) - Distribution Plan on behalf of the California Tax-Free Money
                  Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

     15(a)(xv)  - Distribution Plan on behalf of the Class A Shares of the
                  Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997.

     15(a)(xvi) - Distribution Plan on behalf of the Class A shares of the
                  Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25, 1997.

     15(b)(i)   - Distribution Plan on behalf of the Class B Shares of the
                  Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(b)(ii)  - Distribution Plan on behalf of the Class B Shares of the
                  California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(b)(iii) - Distribution Plan on behalf of the Class B Shares of the
                  Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(b)(iv)  - Distribution Plan on behalf of the Class B Shares of the
                  Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(b)(v)   - Distribution Plan on behalf of the Class B Shares of the
                  Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(b)(vi)  - Distribution Plan on behalf of the Class B Shares of the
                  U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

     15(b)(vii) - Distribution Plan on behalf of the Class B Shares of the
                  Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

     15(b)(viii)- Distribution Plan on behalf of the Class B Shares of the
                  Arizona Tax-Free, Balanced, Equity Value, Index Allocation, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

     15(c)      - Distribution Plan on behalf of the Class C Shares of the
                  Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

     15(d)      - Distribution Plan on behalf of the Overland Sweep Fund, filed
                  September 25, 1997.

     15(e)   -  Distribution Plan on behalf of the Class E Shares of the
                Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed January 23, 1997.

     16      -  Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May
                1, 1995.

     17      -  See Exhibit 27.

     18      -  Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed herewith.

     19      -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat, Thomas
                S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-
                Effective Amendment No. 32, filed May 30, 1997; Power of
                Attorney for Peter G. Gordon, filed herewith.

     27      -  Financial Data Schedules for the Overland predecessor
                portfolios for the period ended December 31, 1996, incorporated by reference to the Form N-SAR filed February 9, 1997; Financial Data Schedules for the fiscal period ended
                March 31, 1997, incorporated by reference to the Form N-SAR, filed May 29, 1997.

27.01(c) Financial Data Schedules for the Arizona Tax-Free Fund - Institutional Class

27.03(c)        Financial Data Schedules for the Balanced Fund - Institutional
                Class

27.05(b) Financial Data Schedules for the California Tax-Free Income Fund -Institutional Class

27.10(d)        Financial Data Schedules for the Equity ValueFund -
                Institutional Class

27.12(d) Financial Data Schedules for the Growth Fund (formerly, Growth and Income Fund and depicted here as such) - Institutional Class

27.14(c) Financial Data Schedules for the Intermediate Bond Fund - Institutional Class

27.16(b)        Financial Data Schedules for the Money Market Mutual Fund -
                Class S

27.17(a)        Financial Data Schedules for the Money Market Trust

27.18(c) Financial Data Schedules for the National Tax-Free Fund - Institutional Class

27.21(c) Financial Data Schedules for the Oregon Tax-Free Fund - Institutional Class

27.22(a) Financial Data Schedules for the Overland Express Sweep Fund (formerly, Overland Express, Inc.'s Overland Sweep Fund and depicted here as such)

27.23(a)        Financial Data Schedules for the Prime Money Market Mutual
                Fund -Class A

27.23(b) Financial Data Schedules for the Prime Money Market Mutual Fund -Institutional Class

27.23(c) Financial Data Schedules for the Prime Money Market Mutual Fund -Service Class

27.24(b)        Financial Data Schedules for the Short-Intermediate U.S.
                Government Income Fund - Institutional Class

27.27(c)        Financial Data Schedules for the Small Cap Fund - Institutional
                Class

27.29(b) Financial Data Schedules for the Treasury Money Market Mutual Fund - Class E

27.29(c) Financial Data Schedules for the Treasury Money Market Mutual Fund - Institutional Class

27.29(d) Financial Data Schedules for the Treasury Money Market Mutual Fund - Service Class


Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          As of January 2, 1998 the Funds did not directly or indirectly control, and were not under common control with, any other person or entity.

Item 26.  Number of Holders of Securities
          -------------------------------

          As of January 2, 1998, the number of record holders of each class of Securities of the Registrant was as follows:

Title of Class                                                 Number of Record Holders
--------------                                                 ------------------------
                                                Class A*       Class B      Class C    Institutional
                                                --------       -------      -------    -------------
                                                                                          Class
                                                                                          -----
Arizona Tax-Free Fund                               191            30          N/A          7

Asset Allocation Fund                            11,938         9,285          N/A        N/A

Balanced Fund                                     1,678           381          N/A        106

California Tax-Free Bond Fund                    11,161         1,483           63         51

California Tax-Free Income Fund                   3,156           N/A          N/A          5

California Tax-Free Money Market Mutual Fund      8,427           N/A          N/A        N/A

California Tax-Free Money Market Trust                3           N/A          N/A        N/A

Diversified Equity Income Fund                   12,688         3,140          N/A        N/A

Equity Index Fund                                 1,868           N/A          N/A        N/A

Equity Value Fund                                 2,061         2,025          N/A        113

Government Money Market Mutual Fund                 137           N/A          N/A        N/A

Growth Fund                                      13,465         3,441          N/A         37

Index Allocation Fund                             1,417            19        1,011        N/A

International Equity Fund              1,058    2,262      N/A    N/A

Intermediate Bond Fund                   141      173      N/A      9

Money Market Mutual Fund               6,144     36**      N/A    N/A

Money Market Trust                         5      N/A      N/A    N/A

National Tax-Free Fund                   991       26      153      5

National Tax-Free Money
  Market Mutual Fund                      53      N/A      N/A    N/A

Oregon Tax-Free Fund                     646       36      N/A      8

Overland Express Sweep Fund                4      N/A      N/A    N/A

Prime Money Market Mutual                377    154***   18*****   70

Short-Intermediate U.S.
  Government Income Fund                 751      N/A      N/A     52

Short-Term Government-Corporate
  Income Fund                             18      N/A      N/A    N/A

Short-Term Municipal Income Fund          19      N/A      N/A    N/A

Small Cap Fund                           652    1,273      125     10

Strategic Growth Fund                 14,691    2,723    1,855    N/A

Treasury Money Market Mutual Fund        229    42***    2****    186
                                                        154*****

U.S. Government Allocation Fund        1,326      397      N/A    N/A

U.S. Government Income Fund           11,118      761       75     70

Variable Rate Government                 803      N/A       50    N/A

* For purposes of this chart, shares of single class Funds are included under the designation "Class A".
**    Designates the number of Class S recordholders.
***   Designates the number of Service Class recordholders.
****  Designates the number of Class E recordholders.
***** Designates the nuber of Administrative Class recordholders.


Item 27.  Indemnification
          ---------------

          The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

          (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and
(2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 28.  Business and Other Connections of Investment Advisor.
          ----------------------------------------------------

          Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment advisor to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

          To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position               Principal Business(es) and Address(es)
at Wells Fargo Bank             During at Least the Last Two Fiscal Years
-------------------             -----------------------------------------
H. Jesse Arnelle                Senior Partner of Arnelle, Hastie,
Director                        McGee, Willis & Greene
                                455 Market Street
                                San Francisco, CA  94105

                                Director of Armstrong World Industries, Inc.
                                5037 Patata Street
                                South Gate, CA  90280

                                Director of Eastman Chemical Corporation
                                12805 Busch Place
                                Santa Fe Springs, CA  90670

                                Director of FPL Group, Inc.
                                700 Universe Blvd.
                                P.O. Box 14000
                                North Palm Beach, FL  33408

Michael R. Bowlin               Chairman of the Board of Directors,
Director                        Chief Executive Officer,
                                Chief Operating Officer and President
                                Atlantic Richfield Co. (ARCO)
                                Highway 150
                                Santa Paula, CA  93060

Edward Carson                   Chairman of the Board and
Director                        Chief Executive Officer of
                                First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

                                Director of Aztar Corporation
                                2390 East Camelback Road  Suite 400
                                Phoenix, AZ  85016

                                Director of Castle & Cook, Inc.
                                10900 Wilshire Blvd.
                                Los Angeles, CA  90024

                                Director of Terra Industries, Inc.
                                1321 Mount Pisgah Road
                                Walnut Creek, CA  94596

William S. Davilla              President (Emeritus) and a Director of
Director                        The Vons Companies, Inc.
                                618 Michillinda Ave.
                                Arcadia, CA  91007

                                Director of Pacific Gas & Electric Company
                                788 Taylorville Road
                                Grass Valley, CA  95949


Rayburn S. Dezember             Director of CalMat Co.
Director                        3200 San Fernando Road
                                Los Angeles, CA  90065

                                Director of Tejon Ranch Company
                                P.O. Box 1000
                                Lebec, CA  93243

                                Director of The Bakersfield Californian
                                1707 I Street
                                P.O. Box 440
                                Bakersfield, CA  93302

                                Trustee of Whittier College
                                13406 East Philadelphia Ave.
                                P.O. Box 634
                                Whittier, CA  90608

Paul Hazen                      Chairman of the Board of Directors of
Chairman of the Board of        Wells Fargo & Company
Directors                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of Phelps Dodge Corporation
                                2600 North Central Ave.
                                Phoenix, AZ  85004

                                Director of Safeway, Inc.
                                4th and Jackson Streets
                                Oakland, CA  94660

Robert K. Jaedicke              Professor (Emeritus) of Accounting
Director                        Graduate School of Business at
                                Stanford University
                                MBA Admissions Office
                                Stanford, CA  94305

                                Director of Bailard Biehl & Kaiser
                                Real Estate Investment Trust, Inc.
                                2755 Campus Dr.
                                San Mateo, CA  94403

                                Director of Boise Cascade Corporation
                                1111 West Jefferson Street
                                P.O. Box 50
                                Boise, ID  83728

                                Director of California Water Service Company
                                1720 North First Street
                                San Jose, CA  95112

                                Director of Enron Corporation
                                1400 Smith Street
                                Houston, TX  77002

                                Director of GenCorp, Inc.
                                175 Ghent Road
                                Fairlawn, OH  44333

                                Director of Homestake Mining Company
                                650 California Street
                                San Francisco, CA  94108

Thomas L. Lee                   Chairman and Chief Executive Officer of
Director                        The Newhall Land and Farming Company
                                10302 Avenue 7 1-2
                                Firebaugh, CA  93622

                                Director of Calmat Co.
                                501 El Charro Road
                                Pleasanton, CA  94588

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Ellen Newman                    President of Ellen Newman Associates
Director                        323 Geary Street
                                Suite 507
                                San Francisco, CA  94102

                                Chair (Emeritus) of the Board of Trustees
                                University of California at San Francisco
                                Foundation
                                250 Executive Park Blvd.
                                Suite 2000
                                San Francisco, CA  94143

                                Director of the California Chamber of Commerce 1201 K Street
                                12th Floor
                                Sacremento, CA  95814

Philip J. Quigley               Chairman, President and Chief Executive
Director                        Officer of
                                Pacific Telesis Group
                                130 Kearney Street  Rm.  3700
                                San Francisco, CA  94108

Carl E. Reichardt               Director of Columbia/HCA Healthcare Corporation
Director                        One Park Plaza
                                Nashville, TN  37203

                                Director of Ford Motor Company
                                The American Road
                                Dearborn, MI  48121

                                Director of Newhall Management Corporation
                                23823 Valencia Blvd.
                                Valencia, CA  91355

                                Director of Pacific Gas and Electric Company
                                77 Beale Street
                                San Francisco, CA  94105

                                Retired Chairman of the Board of Directors and Chief Executive Officer of Wells Fargo & Company 420 Montgomery Street
                                San Francisco, CA  94105

Donald B. Rice                  President and Chief Executive Officer
Director                        of Teledyne, Inc.
                                2049 Century Park East
                                Los Angeles, CA  90067

                                Retired Secretary of the Air Force

                                Director of Vulcan Materials Company
                                One MetroPlex Drive
                                Birmingham, AL  35209

Richard J. Stegemeier           Chairman (Emeritus) of Unocal Corp
Director                        44141 Yucca Avenue
                                Lancaster, CA  93534

                                Director of Foundation Health Corporation
                                166 4th
                                Fort Irwin, CA  92310

                                Director of Halliburton Company
                                3600 Lincoln Plaza
                                500 North Alcard Street
                                Dallas, TX  75201

                                Director of Northrop Grumman Corp.
                                1840 Century Park East
                                Los Angeles, CA  90067

                                Director of Outboard Marine Corporation
                                100 SeaHorse Drive
                                Waukegan, IL  60085

                                Director of Pacific Enterprises
                                555 West Fifth Street
                                Suite 2900
                                Los Angeles, CA  90031

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Susan G. Swenson                President and Chief Executive Officer
Director                        of Cellular One
                                651 Gateway Blvd.
                                San Francisco, CA  94080

David M. Tellep                 Retired Chairman of the Board
Director                        and Chief Executive Officer of
                                Martin Lockheed Corp
                                6801 Rockledge Drive
                                Bethesda, MD  20817

                                Director of Edison International
                                and Southern California Edison Company
                                2244 Walnut Grove Ave.
                                Rosemead, CA  91770

                                Director of First Interstate
                                633 West Fifth Street
                                Los Angeles, CA  90071

Chang-Lin Tien                  Chancellor of the University of
Director                        California at Berkeley

                                Director of Raychem Corporation
                                300 Constitution Drive
                                Menlo Park, CA  94025

John A. Young                   President, Chief Executive Officer and Director
Director                        of Hewlett-Packard Company
                                3000 Hanover Street
                                Palo Alto, CA  9434

                                Director of Chevron Corporation
                                225 Bush Street
                                San Francisco, CA  94104

                                Director of Lucent Technologies
                                25 John Glenn Drive
                                Amherst, NY  14228

                                Director of Novell, Inc.
                                11300 West Olympic Blvd.
                                Los Angeles, CA  90064

                                Director of Shaman Pharmaceuticals Inc.
                                213 East Grand Ave. South
                                San Francisco, CA  94080

William F. Zuendt               President of Wells Fargo & Company
President                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of 3Com Corporation
                                5400 Bayfront Plaza, P.O. Box 58145
                                Santa Clara, CA  95052

                                Director of the California Chamber of Commerce


     Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. From May 1, 1996 to December 15, 1997 BGFA BGFA served as sub-advisor to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invested substantially all of their assets. These Funds currently invest directly in a portfolio of securities and no longer invest in the Master Portfolios. BGFA currently serves as sub-advisor to these Funds.

     The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-advisor to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position       Principal Business(es) During at
at BGFA                 Least the Last Two Fiscal Years
------------------      ---------------------------------
Frederick L.A. Grauer   Director of BGFA and Co-Chairman and Director of BGI
Director                45 Fremont Street, San Francisco, CA 94105

Patricia Dunn           Director of BGFA and C-Chairman and Director of BGI
Director                45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint        Chairman of the Board of Directors of BGFA
Chairman and Director   and Chief Executive Officer of BGI
                        45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher       Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer 45 Fremont Street, San Francisco, CA 94105
                        Managing Director and Principal Accounting Officer at
                        Bankers Trust Company from 1988 - 1997
                        505 Market Street, San Francisco, CA  94105


          Prior to January 1, 1996 WFNIA served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as advisor or sub-advisor to various other open-end management investment companies.

          For additional information, see "The Fund(s) and Management" in the Prospectuses for the Money Market Mutual Fund (Class S), Money Market Trust, Prime Money Market Mutual Fund (Class A), and Treasury Money Market Mutual Fund (Class E) and "Organization and Management of the Fund(s)" in the Prospectuses for the other Funds as well as "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisors Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc., distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Life & Annuity Trust, MasterWorks Funds, Inc. Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

          (c)  Not applicable.

Item 30.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment advisor, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

          (d) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.  Management Services.
          -------------------

          Other than as set forth under the captions "The Fund(s) and Management" in the Prospectuses for the Money Market Mutual Fund (Class S), Money Market Trust, Prime Money Market Mutual Fund (Class A), and Treasury Money Market Mutual Fund (Class E) and "Organization and Management of the Fund(s)" in the Prospectuses for the other Funds as well as "Management" in the Statement of Additional Information of such Funds, the Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          ------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 29th day of January, 1998.

                                STAGECOACH FUNDS, INC.


                                By    /s/ Richard H. Blank, Jr.
                                  ------------------------------------
                                  Richard H. Blank, Jr.
                                  Secretary and Treasurer
                                  (Principal Financial Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

     Signature                   Title                             Date
     ---------                   -----                             ----

               *                 Director, Chairman and President  ______
     -------------------------
     (R. Greg Feltus)            (Principal Executive Officer)

     /s/ Richard H. Blank, Jr.   Secretary and Treasurer           1/29/98
     --------------------------
     (Richard H. Blank, Jr.)     (Principal Financial Officer)

               *                 Director                          ______
     --------------------------
     (Jack S. Euphrat)

               *                 Director                          ______
     --------------------------
     (Thomas S. Goho)

               *                 Director                          ______
     --------------------------
     (Peter G. Gordon)

               *                 Director                          ______
     -------------------------
     (Joseph N. Hankin)

               *                 Director                          ______
     -------------------------
     (W. Rodney Hughes)

               *                 Director                          ______
     -------------------------
     (Tucker Morse)


*By   /s/Richard H. Blank, Jr.
     --------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact

     January 29, 1998

                           STAGECOACH FUNDS, INC.
                        FILE NOS. 33-42927; 811-6419
                                EXHIBIT INDEX

  Exhibit Number           Description
  --------------           -----------
  EX-27.01(c)              Financial Data Schedules - Arizona Tax-Free Fund - Institutional Class
  EX-27.03(c)              Financial Data Schedules - Balanced Fund - Institutional Class
  EX-27.05(b)              Financial Data Schedules - California Tax-Free Income Fund -Institutional Class
  EX-27.10(d)              Financial Data Schedules - Equity ValueFund - Institutional Class
  EX-27.12(d)              Financial Data Schedules - Growth Fund (formerly, Growth and Income Fund and depicted here as such) -
                             Institutional Class
  EX-27.14(c)              Financial Data Schedules - Intermediate Bond Fund - Institutional Class
  EX-27.16(b)              Financial Data Schedules - Money Market Mutual Fund - Class S
  EX-27.17(a)              Financial Data Schedules - Money Market Trust
  EX-27.18(c)              Financial Data Schedules - National Tax-Free Fund - Institutional Class
  EX-27.21(c)              Financial Data Schedules - Oregon Tax-Free Fund - Institutional Class
  EX-27.22(a)              Financial Data Schedules - Overland Express Sweep Fund (formerly,
                             Overland Express, Inc.'s Overland Sweep Fund and depicted here as such)
  EX-27.23(a)              Financial Data Schedules - Prime Money Market Mutual Fund - Class A
  EX-27.23(b)              Financial Data Schedules - Prime Money Market Mutual Fund - Institutional Class
  EX-27.23(c)              Financial Data Schedules - Prime Money Market Mutual Fund - Service Class
  EX-27.24(b)              Financial Data Schedules - Short-Intermediate U.S. Government Income Fund - Institutional Class
  EX-27.27(c)              Financial Data Schedules - Small Cap Fund - Institutional Class
  EX-27.29(b)              Financial Data Schedules - Treasury Money Market Mutual Fund - Class E


  Exhibit Number           Description
  --------------           -----------
  EX-27.29(c)              Financial Data Schedules - Treasury Money Market Mutual Fund - Institutional Class
  EX-27.29(d)              Financial Data Schedules - Treasury Money Market Mutual Fund - Service Class
  EX-99.B10                Opinion and Consent of Counsel
  EX-99.B11                Independent Auditor's Consent
  EX-99.B19                Power of Attorney for Peter G. Gordon
